RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and
                              JPMORGAN CHASE BANK,
                                     Trustee

                               SERIES SUPPLEMENT,
                            DATED AS OF MAY 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                          DATED AS OF FEBRUARY 1, 2004

                       Mortgage Pass-Through Certificates

                                 Series 2004-S5




                                TABLE OF CONTENTS

                                                                                          PAGE

                                          ARTICLE I

                                         DEFINITIONS
Section 1.01   Definitions.................................................................-7-
               -----------
Section 1.02   Use of Words and Phrases...................................................-31-
               ------------------------

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
Section 2.01   Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)
               -----------------------------------------------------------------------
                ..........................................................................-32-
Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)
               ----------------------------------------------------------------
                ..........................................................................-32-
Section 2.03   Representations, Warranties and Covenants of the Master Servicer and the Company
               --------------------------------------------------------------------------------
                ..........................................................................-32-
Section 2.04   Representations and Warranties of Sellers.
                ..........................................................................-35-
Section 2.05   Execution and Authentication of Certificates...............................-37-
               --------------------------------------------

                                         ARTICLE III


                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS
                           (SEE ARTICLE III OF THE STANDARD TERMS)


                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)
               --------------------------------------------------------------
                ..........................................................................-39-
Section 4.02   Distributions..............................................................-39-
               -------------
Section 4.03   Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
               -----------------------------------------------------------------------------
               Reporting.  (See Section 4.03 of the Standard Terms).......................-50-
               ----------------------------------------------------
Section 4.04   Distribution of Reports to the Trustee and the Company; Advances by the Master
               ------------------------------------------------------------------------------
               Servicer. (See Section 4.04 of the Standard Terms)
                ..........................................................................-50-
Section 4.05   Allocation of Realized Losses..............................................-50-
               -----------------------------






Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06
               ---------------------------------------------------------------------------------
               of the Standard Terms).
               ----------------------
                ..........................................................................-53-
Section 4.07   Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard
               ---------------------------------------------------------------------------------
               Terms).....................................................................-53-
               ------
Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms).....................-53-
               ------------------------------------------------------

                                          ARTICLE V

                                       THE CERTIFICATES
Section 5.01   The Certificates...........................................................-55-
               ----------------
Section 5.02   Registration of Transfer and Exchange of Certificates (See Section 5.02(a) through
               ----------------------------------------------------------------------------------
               (d) and (f) through (h) of the Standard Terms).............................-57-
               ----------------------------------------------
Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates. (See Section 5.03 of the Standard
               ------------------------------------------------------------------------------------
               Terms).....................................................................-59-
               ------
Section 5.04   Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)...........-59-
               ----------------------------------------------------------------
Section 5.05   Appointment of Paying Agent.   (See Section 5.05 of the Standard Terms)....-59-
               -----------------------------------------------------------------------

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                                         ARTICLE VII

                                           DEFAULT

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                                          ARTICLE IX

                                         TERMINATION
Section 9.01   Optional Purchase by the Master Servicer of All Certificates; Termination Upon
               ------------------------------------------------------------------------------
               Purchase by the Master Servicer or Liquidation of All Mortgage Loans.......-63-
               --------------------------------------------------------------------
Section 9.02   Additional Termination Requirements.  (See Section 9.02 of the Standard Terms)
               ------------------------------------------------------------------------------
                ..........................................................................-64-
Section 9.03   Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms)
               -------------------------------------------------------------------------
                ..........................................................................-64-

                                          ARTICLE X

                                       REMIC PROVISIONS
Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)...........-65-
               ----------------------------------------------------------------
Section 10.02  Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section
               -------------------------------------------------------------------------------
               10.02 of the  Standard Terms)..............................................-65-
               -----------------------------






Section 10.03  Designation of REMIC(s)....................................................-65-
               ------------------------
Section 10.04  Distributions on the Uncertificated Regular Interests......................-65-
               ------------------------------------------------------
Section 10.05  Distributions on the Uncertificated Class A-V REMIC Regular Interests......-67-
               ----------------------------------------------------------------------
Section 10.06  Compliance with Withholding Requirements...................................-68-
               -----------------------------------------

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)
                ..........................................................................-69-
Section 11.02  Recordation of Agreement.  Counterparts.  (See Section 11.02 of the Standard
               ----------------------------------------------------------------------------
               Terms)
                ..........................................................................-69-
Section 11.03  Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard
               -------------------------------------------------------------------------------
               Terms)
                ..........................................................................-69-
Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)
                ..........................................................................-69-
Section 11.05  Notices....................................................................-69-
               -------
Section 11.06  Required Notices to Rating Agency and Subservicer.
                ..........................................................................-70-
Section 11.07  Severability of Provisions. (See Section 11.07 of the Standard Terms)
               ---------------------------------------------------------------------
                ..........................................................................-70-
Section 11.08  Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard
               Terms)
                ..........................................................................-71-
Section 11.09  Allocation of Voting Rights................................................-71-
               ---------------------------


EXHIBITS

Exhibit One:          Mortgage Loan Schedule for Loan Group I
Exhibit Two:          Mortgage Loan Schedule for Loan Group II
Exhibit Three:        Schedule of Discount Fractions
Exhibit Four:         Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Five:         Standard Terms of Pooling and Servicing
                      Agreement dated as of February 1, 2004

        This is a Series Supplement, dated as of May 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2004 and attached as Exhibit Five hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Group I Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC II (as defined herein), and subject to this Agreement (including the Group II Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC II." The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. A segregated pool of assets consisting of the REMIC I Regular Interests and REMIC II Regular Interests will be designated as "REMIC III" and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates,
Class I-A-4 Certificates,  Class I-A-5  Certificates,  Class I-A-6 Certificates,
Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-9 Certificates, Class I-A-10 Certificates, Class I-A-11 Certificates, Class I-A-12 Certificates, Class I-A-13 Certificates, Class I-A-P Certificates, Class II-A-1 Certificates, Class II-A-P Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates, Class I-M-3 Certificates, Class II-M-1 Certificates, Class II-M-2 Certificates, Class II- M-3 Certificates, Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class II-B-1 Certificates, Class II-B-2 Certificates, Class II-B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests will be "regular interests" in REMIC III and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions. The Class I-A-V and Class II-A-V Certificates or any Subclass thereof issued pursuant to Section 5.01(c) will represent the entire beneficial ownership interest in the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.




                             Uncertificated    Initial Uncertificated            Latest
                              REMIC-I-Pass        Principal-Balance        Possible-Maturity(1)
        Designation           Through Rate
---------------------------------------------- ----------------------------------------------------
REMIC I Regular Interest A        5.25%        $       321,274,653.82         May 25, 2034
 REMIC I Regular Interest
           I-A-P                  0.00%        $       1,037,881.63    ]      May 25, 2034
   REMIC I I-A-V Regular           (2)         $       (3)                    May 25, 2034
         Interests

-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

(3)     The REMIC I I-A-V Regular  Interests  have no  Uncertificated  Principal
        Balance.

        The following table irrevocably sets forth the designation, the Uncertificated REMIC II Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.


                             Uncertificated    Initial Uncertificated            Latest
                              REMIC-II-Pass        Principal-Balance        Possible-Maturity(1)
        Designation           Through Rate
--------------------------------------------- ----------------------------------------------------
REMIC II Regular Interest B       4.50%        $       101,145,784.55         May 25, 2019
 REMIC II Regular Interest
          II-A-P                  0.00%        $       70,112.73              May 25, 2019
  REMIC II II-A-V Regular          (2)         $       (3)                    May 25, 2019
         Interests


-------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC II Pass-Through Rate" herein.

(3) The REMIC II II-A-V Regular Interests have no Uncertificated Principal Balance.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                              AGGREGATE
                               INITIAL
                             CERTIFICATE
              PASS-THROUGH    PRINCIPAL                                    MATURITY                     MINIMUM
DESIGNATION       RATE         BALANCE         FEATURES(1)                DATE        FITCH/ S&P  DENOMINATIONS(2)

Class I-A-1      5.25%    $13,500,000.00    Senior/FixedRate            May 25, 2034     AAA/AAA       $25,000
Class I-A-2      5.25%    $25,000,000.00    Senior/FixedRate            May 25, 2034     AAA/AAA       $25,000
Class I-A-3      5.25%   $160,873,000.00    Senior/FixedRate            May 25, 2034     AAA/AAA       $25,000
Class I-A-4      5.25%    $18,442,000.00    Senior/FixedRate            May 25, 2034     AAA/AAA       $25,000
Class I-A-5      5.25%    $20,700,000.00    Super Senior/FixedRate      May 25, 2034     AAA/AAA       $25,000
Class I-A-6      5.25%    $   225,000.00    Senior Support/FixedRate    May 25, 2034     AAA/AAA       $25,000
                                            Senior/Accretion,Direct
Class I-A-7      5.25%    $13,133,000.00            Fixed Rate           May 25, 2034     AAA/AAA      $25,000
                                            Senior/Accretion
Class I-A-8      4.25%    $ 2,733,200.00        Directed/Fixed Rate     May 25, 2034     AAA/AAA       $25,000
                                            Senior/Accretion
Class I-A-9      5.50%    $10,932,800.00        Directed/Fixed Rate     May 25, 2034     AAA/AAA       $25,000
                                            Super Senior/
Class I-A-10     5.25%    $16,913,000.00        Accrual/Fixed Rate      May 25, 2034     AAA/AAA       $25,000
                                            Senior Support/
Class I-A-11     5.25%    $   184,000.00        Accrual/Fixed Rate      May 25, 2034     AAA/AAA       $25,000
                                            Super Senior
                                            Support/Lockout/Fixed
Class I-A-12     5.25%    $29,957,000.00               Rate             May 25, 2034     AAA/AAA       $25,000
                                            Senior Support/
Class I-A-13     5.25%    $   784,000.00      Lockout/Fixed Rate        May 25, 2034     AAA/AAA       $25,000

--------

1    The Class I-A-1, Class I-A-2 , Class I-A-3, Class I-A-4, Class I-A-5, Class
     I-A-6,  Class I-A-7, Class I-A-8, Class I-A-9, Class I-A- 10, Class I-A-11,
     Class I-A-12,  Class I-A-13,  Class II-A-1, Class I-A-P, Class I-A-V, Class
     II-A-P,   Class  II-A-V  and  Class  M  Certificates  shall  be  Book-Entry
     Certificates.  The Class R and Class B  Certificates  shall be delivered to the holders thereof in physical form.

2    The Certificates,  other than the Class A-V and Class R Certificates, shall be  issuable  in  minimum  dollar  denominations  as  indicated  above  (by
     Certificate  Principal  Balance or  Notional  Amount,  as  applicable)  and integral  multiples  of $1 (or $1,000 in the case of the Class  A-P,  Class
     B-1, Class B-2 and Class B-3  Certificates) in excess thereof,  except that one  Certificate  of any of the Class A-P and Class I-B  Certificates  that contains  an uneven  multiple of $1,000  shall be issued in a  denomination equal to the sum of the related  minimum  denomination  set forth above and such uneven multiple for such Class or the sum of such  denomination and an integral  multiple  of  $1,000  and  only  one of  each of the  Class  II-B
     Certificates  will  be  issued,  in a  denomination  equal  to  the  entire
     Certificate   Principal   Balance  of  the  related  Class.   The  Class  R
     Certificates shall be  issuable  in  minimum
     denominations  of  not  less  than  a 20%  Percentage  Interest;  provided, however, that one Class R-I, Class R-II and Class R-III Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section
     10.01(c)  and  (e) in a  minimum  denomination  representing  a  Percentage
     Interest of not less than 0.01%.




                                                        -4-





Class II-A-1     4.50%      $100,032,000.00     Senior/Fixed Rate            May 25, 2019     AAA/AAA       $25,000
Class I-A-P      0.00%      $  1,037,881.63     Senior/Principal Only        May 25, 2034     AAA/AAA       $25,000
                                                Senior/Interest
Class I-A-V  Variable Rate  $          0.00     Only/Variable Rate           May 25, 2034     AAA/AAA      $2,000,000
Class II-A-P     0.00%      $     70,112.73     Senior/Principal Only        May 25, 2019     AAA/AAA       $25,000
                                                Senior/Interest
Class II-A-V Variable Rate  $          0.00     Only/Variable Rate           May 25, 2019     AAA/AAA      $2,000,000
Class R-I        5.25%      $        100.00     Senior/Residual/Fixed Rate   May 25, 2034     AAA/AAA         20%
Class R-II       4.50%      $        100.00     Senior/Residual/Fixed Rate   May 25, 2019     AAA/AAA         20%
Class R-III      5.25%      $        100.00     Senior/Residual/Fixed Rate   May 25, 2034     AAA/AAA         20%
Class I-M-1      5.25%      $  4,674,400.00     Mezzanine/FixedRate          May 25, 2034      NA/AA        $25,000
Class I-M-2      5.25%      $  1,289,200.00     Mezzanine/FixedRate          May 25, 2034       NA/A        $250,000
Class I-M-3      5.25%      $    644,700.00     Mezzanine/FixedRate          May 25, 2034      NA/BBB       $250,000
Class II-M-1     4.50%      $    506,400.00     Mezzanine/FixedRate          May 25, 2019      NA/AA        $25,000
Class II-M-2     4.50%      $    202,500.00     Mezzanine/FixedRate          May 25, 2019       NA/A        $250,000
Class II-M-3     4.50%      $    151,800.00     Mezzanine/FixedRate          May 25, 2019      NA/BBB       $250,000
Class I-B-1      5.25%      $    644,600.00     Subordinate/FixedRate        May 25, 2034      NA/BB        $250,000
Class I-B-2      5.25%      $    322,300.00     Subordinate/FixedRate        May 25, 2034       NA/B        $250,000
Class I-B-3      5.25%      $    322,353.82     Subordinate/FixedRate        May 25, 2034      NA/NA        $250,000
Class II-B-1     4.50%      $    101,200.00     Subordinate/FixedRate        May 25, 2019      NA/BB        $250,000
Class II-B-2     4.50%      $     50,600.00     Subordinate/FixedRate        May 25, 2019       NA/B        $250,000
Class II-B-3     4.50%      $    101,284.55     Subordinate/FixedRate        May 25, 2019      NA/NA        $250,000


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $423,528,632.73.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                         DEFINITIONS


        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates: Any one of the Class I-A-7, Class I-A-8 or Class I-A-9 Certificates.

        Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates has been reduced to zero and (ii) the related Credit Support Depletion Date.

     Accrual Certificates: Any one of the Class I-A-10 Certificates or Class I-A-11 Certificates.

        Accrual Distribution Amount: With respect to each Distribution Date prior to the Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section 4.02(h); provided that, with respect to each Distribution Date on or after the Accretion Termination Date, the Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates for such date remaining after reduction of the Certificate Principal Balances of the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates will be payable to the Class I-A-10 Certificateholders and Class I-A-11 Certificateholders, respectively, as interest pursuant to Section 4.02(a)(i) hereof on the Accretion Termination Date; and provided further, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates for that date will be payable as interest to the Class I-A-10 Certificateholders and Class I-A-11 Certificateholders, respectively, pursuant to Section 4.02(a)(i) hereof.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in
               Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with the related Senior Percentage of such reductions allocated among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e) and
(vi) any Diverted

Amount  allocated to such Loan Group from the non-related Loan Group pursuant to
Section 4.05, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a) and (c) any Diverted Amount diverted to the non-related Loan Group in accordance with Section 4.05. Such amount shall be determined separately for each Loan Group. Additionally, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the related Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Amount: As to Loan Group I and Loan Group II and as of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement plus any Excess Bankruptcy Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the related Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut- off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the related Loan Group as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the related Loan Group (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans in the related Loan Group as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans in the related Loan Group as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the related Loan Group as of the Relevant

               Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the related Loan Group divided by the total number of Outstanding Mortgage Loans in the related Loan Group as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 since the Relevant Anniversary plus any Excess Bankruptcy Losses on the non-related Mortgage Loans allocated to the related group as set forth in
               Section 4.05.

        Each Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.
        -----------

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass- Through Certificates, Series 2004-S5" and which must be an Eligible Account.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (iii) in the case of the Accrual Certificates, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of related Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Certificate Principal Balance of all Classes of related Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group; provided, however, the Certificate Principal Balance of the Class of related Subordinate Certificates with the Lowest Priority shall not be reduced to the extent of the amount of any Excess Special Hazard Losses or Excess Fraud Losses to be covered by Diverted Amounts from the non-related Loan Group pursuant to Section 4.05.

        Class A Certificate: Any one of the Group I Senior Certificates or the Group II Senior Certificates (other than the Class R Certificates), executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-V Certificate: Any one of the Class I-A-V Certificates or Class II-A-V Certificates.

        Class A-P Certificate: Any one of the Class I-A-P Certificates or Class II-A-P Certificates.

        Class B Certificate: Any one of the Class I-B Certificates or Class II-B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit C.

        Class B-1 Certificate: Any one of the Class I-B-1 Certificates or Class II-B-1 Certificates.

        Class B-2 Certificate: Any one of the Class I-B-2 Certificates or Class II-B-2 Certificates.

        Class B-3 Certificate: Any one of the Class I-B-3 Certificates or Class II-B-3 Certificates.

        Class I-B Certificate: Any one of the Class I-B-1, Class I-B-2 or Class I-B-3 Certificates.

        Class I-M Certificate: Any one of the Class I-M-1, Class I-M-2 or Class I-M-3 Certificates.

        Class II-B Certificate: Any one of the Class II-B-1, Class II-B-2 or Class II-B-3 Certificates.

     Class II-M Certificate: Any one of the Class II-M-1, Class II-M-2 or Class II-M-3 Certificates.

        Class M Certificate: Any one of the Class I-M Certificates or Class II-M Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit B.

        Class M-1 Certificate: Any one of the Class I-M-1 Certificates or Class II-M-1 Certificates.

        Class M-2 Certificate: Any one of the Class I-M-2 Certificates or Class II-M-2 Certificates.

     Class M-3 Certificate: Any one of the Class I-M-3 Certificates or Class II-M-3 Certificates.

        Class R Certificate: Any one of the Class R-I, Class R-II and Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in each REMIC for purposes of the REMIC Provisions.

        Closing Date: May 27, 2004.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at JPMorgan Chase Bank, 227 West Monroe Street, 26th Floor, Chicago, Illinois 60606, Attention: Residential Funding Corporation Series 2004-S5.

        Credit Support Depletion Date: With respect to each Loan Group, the first Distribution Date on which the Certificate Principal Balances of the related Subordinate Certificates have been reduced to zero.

        Cut-off Date: May 1, 2004.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

     Discount Net Mortgage Rate: With respect to Loan Group I, 5.25% per annum. With respect to Loan Group II, 4.50% per annum.

        Diverted Amount: For either Loan Group, on any Distribution Date on which Excess Special Hazard Losses or Excess Fraud Losses from the other Loan Group are allocated to the Certificates of the related Loan Group pursuant to
Section 4.05, or on any subsequent Distribution Date occurring before such losses are fully covered by a Diverted Amount, an amount equal to the lesser of
(a) the aggregate amount of all Excess Special Hazard Losses or Excess Fraud Losses from the other Loan Group which occurred prior to the related Distribution Date, minus the aggregate amount of Diverted Amounts previously distributed to the Certificates related to the other Loan Group in respect of such losses, and (b) the amounts otherwise payable to the Class B Certificates of the related Loan Group; provided, however, that the sum of the aggregate of the Diverted Amounts on such Distribution Date and all prior Distribution Dates corresponding to Excess Special Hazard Losses or Excess Fraud Losses, respectively, for the other Loan Group and the aggregate Special Hazard Losses or Fraud Losses, respectively, for the related Loan Group, may not exceed the Special Hazard Amount or Fraud Loss Amount, respectively, for the related Loan Group.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of
(i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amounts (determined without regard to Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the related Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the related Class M, Class B-1 and Class B-2 Certificates to the extent such Accrued Certificate Interest is derived from a Loan Group.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates related to a Loan Group then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). The Excess Subordinate Principal Amount will be allocated between the Group I Senior Certificates (other than the Class I- A-P Certificates), Class I-M Certificates and Class I-B Certificates, and the Group II Senior Certificates (other than the Class II-A-P Certificates), Class II-M Certificates and Class II-B Certificates, in accordance with the amount of Realized Losses in the related Loan Group and allocated to the related Certificates on such Distribution Date.

     Fraud Loss Amount: The Group I Fraud Loss Amount or Group II Fraud Loss Amount.

        Group I Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date, an amount equal to 1.0% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination plus any Excess Fraud Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05 and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group I Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Group I Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination plus any Excess Fraud Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05. On and after the fifth anniversary of the Cut-off Date, the Group I Fraud Loss Amount shall be zero.

        The Group I Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group I Loans:  The Mortgage Loans designated in Exhibit One.

        Group I Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter and Loan Group I, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the Group I Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the Group I Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Group I Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the Group I Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v)    for  any  Distribution  Date  thereafter,   the  Group  I  Senior
               Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Group I Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Group I Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the related Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Group I Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Group I Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Group I Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates or

               (b)(1) the outstanding principal balance of Group I Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Group I Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Group I Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Group I Senior Percentage is greater than the Group I Senior Percentage as of the Closing Date, the Group I Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Group I Senior Certificates (other than the Class I-A-P
Certificates, if any) to zero, the Group I Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Group I Senior Certificate: Any one of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A- 4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class
I-A-P, Class I-A-V, Class R-I and Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A (or Exhibit D in the case of the Class R-I Certificates and Class R-III

Certificates), each such Certificate (other than the Class I-A-V, Class R-I and Class R-III Certificates) evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions and representing an undivided interest in Loan Group I.

        Group I Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each related Discount Mortgage Loan) in Loan Group I immediately prior to such Distribution Date.

        Group I Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group I remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(X) and
Section 4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group I Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y).

        Group I Special Hazard Amount: As of any Distribution Date, an amount equal to $3,223,126 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement plus any Excess Special Hazard Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in Loan Group I which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans in Loan Group I on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group I Loans in any single five-digit California zip code area with the largest amount of Group I Loans by aggregate principal balance as of such anniversary and (B) the greater of (i)
the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans in Loan Group I on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans in Loan Group I secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans in Loan Group I, expressed as a percentage, and the denominator of which is equal to 63.7% (which percentage is equal to the percentage of Mortgage Loans in Loan Group I initially secured by Mortgaged
Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan in Loan Group I secured by a Mortgaged Property located in the State of California.

        The Group I Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group II Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date, an amount equal to 1.0% of the aggregate outstanding principal balance of all of the Group II Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination plus any Excess Fraud Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05 and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group II Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.5% of the aggregate outstanding principal balance of all of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination plus any Excess Fraud Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05. On and after the fifth anniversary of the Cut-off Date, the Group II Fraud Loss Amount shall be zero.

        The Group II Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group II Loans:  The Mortgage Loans designated in Exhibit Two.

        Group II Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter and Loan Group II, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the Group II Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the Group II Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Group II Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the Group II Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Group II Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Group II Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Group II Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the related Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Group II Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Group II Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Group II Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates or

               (b)(1) the outstanding principal balance of Group II Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Group II Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Group II Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the related Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Group II Senior Percentage is greater than the Group II Senior Percentage as of the Closing Date, the Group II Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Group II Senior Certificates (other than the Class II-A-P Certificates, if any) to zero, the Group II Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Group II Senior Certificate: Any one of the Class II-A-1, Class II-A-P, Class II-A-V and Class R-II Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A (or Exhibit D in the case of the Class R-II Certificates), each such Certificate (other than the Class II-A-V Certificates and Class R-II Certificates) representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions, and representing an undivided interest in Loan Group II.

        Group II Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates (other than the Class II-A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each related Discount Mortgage Loan) in Loan Group II immediately prior to such Distribution Date.

        Group II Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to Loan Group II remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)(Y) and
Section 4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed therefrom to the Group II Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xvii).

        Group II Special Hazard Amount: As of any Distribution Date, an amount equal to $2,000,000 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of related Certificates in accordance with Section 4.05 of this Series Supplement plus any Excess Special Hazard Losses on the non-related Mortgage Loans allocated to the related group as set forth in Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in Loan Group II which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans in Loan Group II on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group II Loans in any single five-digit California zip code area with the largest amount of Group II Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans in Loan Group II on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the

Mortgage Loans in Loan Group II secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans in Loan Group II, expressed as a percentage, and the denominator of which is equal to 74.3% (which percentage is equal to the percentage of Mortgage Loans in Loan Group II initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan in Loan Group II secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Group II Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Highest Priority: As of any date of determination, the Class of related Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $2,029,672 representing scheduled principal amortization and interest at the Net Mortgage Rate during the month of May 2004, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund". The Initial Monthly Payment Fund will not be part of any REMIC.

        Initial Notional Amount: With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans in the related Loan Group as of the Cut-off Date as follows:

        Class I-M-1: 1.45%                  Class I-B-1: 0.20%
        Class I-M-2: 0.40%                  Class I-B-2: 0.10%
        Class I-M-3: 0.20%                  Class I-B-3: 0.10%

        Class II-M-1: 0.50%                 Class II-B-1: 0.10%
        Class II-M-2: 0.20%                 Class II-B-2: 0.05%
        Class II-M-3: 0.15%                 Class II-B-3: 0.10%

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Loan Group:  Loan Group I or Loan Group II.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Loans.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

     Lockout Certificates: The Class I-A-12 Certificates and Class I-A-13 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in June 2009, 0%. For any Distribution Date occurring after the first five years following the Closing Date, a percentage determined as follows: (i) for any Distribution Date during the sixth year after the Closing Date, 30%; (ii) for any Distribution Date during the seventh year after the Closing Date, 40%; (iii) for any Distribution Date during the eighth year after the Closing Date, 60%; (iv) for any Distribution Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of related Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of related Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Group I Senior Certificates, Class I-M Certificates and Class I-B Certificates, May 25, 2034, the Distribution Date immediately following the latest scheduled maturity date of any Group I Loan. With respect to each Class of Group II Senior Certificates, Class II-M Certificates and Class II-B Certificates, May 25, 2019, the Distribution Date immediately following the latest scheduled maturity date of any Group II Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (with respect to the Group I Loans) and Exhibit Two (with respect to the Group II Loans) (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan Group:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");

          (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

        (h) the Cut-off Date Principal Balance ("PRINCIPAL BAL"); (i) the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE")
               and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a  code  "T,"  "BT"  or  "CT"  under  the  column  "LN  FEATURE,"
               indicating that the Mortgage Loan is secured by a second or vacation residence;
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence; and
        (m) whether such Mortgage Loan constitutes a Group I Loan or Group II Loan.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the notional amount equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). For federal income tax purposes, however, the Class A-V Certificates and any Subclass thereof will not accrue interest on a Notional Amount, but will be entitled to 100% of the amounts distributed on the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V Certificates and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to any Class A-V Certificates or any Subclass thereof issued pursuant to
Section 5.01(c) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Due Date in the month preceding the month of such Distribution Date). With respect to the Class I-A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.0834% per annum. With respect to the Class II-A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.1276% per annum. For federal income tax purposes, however, the Class A-V Certificates will not have a pass-through rate, but will be entitled to 100% of the amounts distributed on the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Pool Strip Rate: With respect to each Group I Loan, a per annum rate equal to the Net Mortgage Rate of such Mortgage Loan minus 5.25%, but not less than 0.00%, per annum. With respect to each Group II Loan, a per annum rate equal to the Net Mortgage Rate of such Mortgage Loan minus 4.50%, but not less than 0.00%, per annum.

        Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates for each Loan Group, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in June 2009 (unless the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of related Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                      (a) in  the  case  of the  Class  of  related  Subordinate
               Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
               (1) the Class of related Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of related Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in the case of each other Class of related Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of related Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any related Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of related Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in the related Loan Group immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of related Subordinate Certificates.

        Principal Only Certificates: Any one of the Class I-A-P Certificates or Class II-A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last business day of the month next preceding the month in which the related Distribution Date occurs.

     Relief Act: The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

     Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectable from the Mortgagor pursuant to the Relief Act.

        REMIC I: The segregated pool of assets related to this Series, with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

        (i) the Group I Loans and the related Mortgage Files and collateral securing such Group I Loans,

        (ii) all payments on and collections in respect of the Group I Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Group I Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, related to Group I Loans and

        (v)    all proceeds of clauses (i) through (iv) above.

        Notwithstanding the foregoing, the REMIC election with respect to REMIC I specifically excludes the Initial Monthly Payment Fund.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC I Regular Interests: The uncertificated partial undivided beneficial ownership interests in REMIC I, designated as REMIC I Regular
Interest A, REMIC I Regular Interest I-A-P and the REMIC I I-A-V Regular Interests.

        REMIC I I-A-V Regular Interests: The 530 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Group I Loan with a Net Mortgage Rate in excess of 5.25%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        REMIC II: The segregated pool of assets related to this Series, with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

        (i) the Group II Loans and the related Mortgage Files and collateral securing such Group II Loans,

        (ii) all payments on and collections in respect of the Group II Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Group II Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, related to Group II Loans and

        (v)    all proceeds of clauses (i) through (iv) above.

        Notwithstanding the foregoing, the REMIC election with respect to REMIC II specifically excludes the Initial Monthly Payment Fund.

        REMIC II Certificates:  The Class R-II Certificates.

        REMIC II II-A-V Regular Interests: The 222 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Group II Loan with a Net Mortgage Rate in excess of 4.50%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        REMIC II Regular Interests: The uncertificated partial undivided beneficial ownership interests in REMIC II, designated as REMIC II Regular Interest B, REMIC II Regular Interest II-A-P and the REMIC II II-A-V Regular Interests.

        REMIC III: The segregated pool of assets consisting of the REMIC I Regular Interests and REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class II-A-1, Class I-A-P, Class II-A-P, Class I-A-V, Class II-A-V, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M- 2, Class II-M-3, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class R-III Certificates with respect to which a separate REMIC election is to be made. The REMIC election with respect to REMIC III specifically excludes the Initial Monthly Payment Fund.

        REMIC III Certificates: Any of the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class II-A-1, Class I-A-P, Class II-A-P, Class I-A-V, Class II-A-V, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M-2, Class II-M-3, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class R-III Certificates.

        Scheduled Final Distribution Date: With respect to the Class I-A, Class R-I, Class R-III and Class I-M Certificates, May 25, 2034. With respect to the Class II-A, Class R-II and Class II-M Certificates, May 25, 2019.

        Senior  Accelerated   Distribution   Percentage:   The  Group  I  Senior
Accelerated Distribution Percentage with respect to Loan Group I, or the Group II Senior Accelerated Distribution Percentage with respect to Loan Group II.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: The Group I Senior Percentage with respect to Loan Group I, or the Group II Senior Percentage with respect to Loan Group II.

     Senior  Principal   Distribution  Amount:  The  Group  I  Senior  Principal
Distribution Amount or Group II Senior Principal Distribution Amount.

     Senior Support Certificates: Any of the Class I-A-6, Class I-A-11 or Class I-A-13 Certificates.

     Special Hazard Amount: The Group I Special Hazard Amount or Group II Special Hazard Amount.

        Subordinate Certificate: With respect to Loan Group I, any one of the Class I-M Certificates or Class I-B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively. With respect to Loan Group II, any one of the Class II-M Certificates or Class II-B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) in the related Loan Group (other than the related Discount Fraction of each related Discount Mortgage Loan) immediately prior to such Distribution Date.

     Subordinate Percentage: As of any Distribution Date and any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of related Subordinate
Certificates, (a) the sum of (i) the product of (x) the related Subordinate Percentage for such Class, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the related Senior Percentage) to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of related Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates;
(iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full on Mortgage Loans in the related Loan Group received in the related Prepayment Period and Curtailments on Mortgage Loans in the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a related Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of related Subordinate Certificates with the Highest Priority, any related Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of related Subordinate Certificates (other than any principal distributions otherwise payable to such Certificates and applied as part of a Diverted Amount on any Distribution Date); minus (b) the sum of (i) with respect to the Class of related Subordinate Certificates with the Lowest Priority, any related Excess Subordinate Principal Amount for such Distribution Date; and (ii) the related Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each related Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of related Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all related Classes of Class A Certificates (other than the related Class A-P Certificates), without giving effect to any reductions for the related Capitalization Reimbursement Amount.

        Super Senior Certificates: Any of the Class I-A-5, Class I-A-10 or Class I-A-11 Certificates.

        Super Senior Optimal Percentage: As to any Distribution Date on or after the Credit Support Depletion Date and with respect to each Class of Super Senior Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class of Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Group I Senior Certificates (other than the Class I-A-P Certificates) immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As to any Distribution Date on or after the related Credit Support Depletion Date and with respect to each Class of Super Senior Certificates, the product of (a) the then-applicable Super Senior Optimal Percentage and (b) the Group I Senior Principal Distribution Amount.

     Trust Fund: REMIC I, REMIC II, REMIC III and the Initial Monthly Payment Fund.

        Uncertificated Accrued Interest: With respect to each Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the related Uncertificated Principal Balance or Uncertificated Notional Amount, as the case may be, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the REMIC I Regular Interests, REMIC II Regular Interests and Uncertificated Class A-V REMIC Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

        Uncertificated Class A-V REMIC Regular Interests: The Uncertificated Class I-A-V REMIC Regular Interests and the Uncertificated Class II-A-V REMIC Regular Interests.

        Uncertificated Class A-V REMIC Pass-Through Rate: Each Uncertificated Class A-V REMIC Regular Interest will not have a Pass-Through Rate, but will be entitled to 100% of the amounts distributed on the related REMIC I I-A-V Regular Interest or REMIC II II-A-V Regular Interest, as the case may be.

        Uncertificated  Class A-V REMIC Regular  Interest  Distribution  Amount:
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date pursuant to Section 10.05(a).

        Uncertificated Class I-A-V REMIC Regular Interests: The 530 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Group I Loan with a Net Mortgage Rate in excess of 5.25%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        Uncertificated Class II-A-V REMIC Regular Interests: The 222 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Group II Loan with a Net Mortgage Rate in excess of 4.50%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        Uncertificated Notional Amount: With respect to each REMIC I I-A-V Regular Interest and REMIC II II-A-V Regular Interest, a notional amount equal to the Stated Principal Balance of the related Group I Loan or Group II Loan, respectively, as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut- off Date). Each Uncertificated Class I-A-V REMIC Regular Interest and Uncertificated Class II-A-V

REMIC Regular Interest will not have an Uncertificated Notional Amount, but will be entitled to 100% of the amounts distributed on the related REMIC I I-A-V Regular Interest or REMIC II II-A-V Regular Interest, respectively.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through   Rate,   Uncertificated   REMIC  II  Pass-Through   Rate  and  the
Uncertificated Class A-V REMIC Pass- Through Rate.

        Uncertificated Principal Balance: The principal amount of any REMIC I Regular Interest (other than any REMIC I I-A-V Regular Interest) or REMIC II Regular Interest (other than any REMIC II II-A-V Regular Interest) outstanding as of any date of determination. The Uncertificated Principal Balance of each such REMIC I Regular Interest or REMIC II Regular Interest shall never be less than zero.

        Uncertificated Regular Interests: The REMIC I Regular Interests, REMIC II Regular Interests and the Uncertificated Class A-V REMIC Regular Interests.

        Uncertificated REMIC I Pass-Through Rate: With respect to each of the REMIC I Regular Interests A and I-A-P, 5.25% and 0.00% respectively. With respect to each REMIC I I-A-V Regular Interest, a rate equal to the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated REMIC II Pass-Through Rate: With respect to each of the REMIC II Regular Interests B and II-A-P, 4.50% and 0.00% respectively. With respect to each REMIC II II-A-V Regular Interest, a rate equal to the Pool Strip Rate for the related Mortgage Loan.

     Underwriter: Each of J.P. Morgan Securities Inc., Residential Funding Securities Corporation and Banc of America Securities LLC.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

          Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) No  Mortgage  Loan is 30 or more  days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (ii) The  information  set forth in  Exhibits  One and Two hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, in Loan Group I and Loan Group II, respectively, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                      (iii) The Mortgage Loans are fully-amortizing,  fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years, in the case of the Group I Loans, or 15 years, the case of the Group II Loans;

                      (iv) To the best of the Company's knowledge, if a Mortgage
               Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (I) in the case of the Group I Loans (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01% and (II) in the case of the Group II Loans (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                      (v) The  issuers of the  Primary  Insurance  Policies  are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                      (vi) No more than 0.9% of the Group I Loans,  by aggregate
               Stated Principal Balance as of the Cut-off Date, are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Group I Loans, by aggregate Stated Principal Balance as of the Cut-off Date, are secured by Mortgaged Properties located in any one zip code area outside California. No more than 1.8% of the Group II Loans, by aggregate Stated Principal Balance as of the Cut- off Date, are secured by Mortgaged Properties located in any one zip code area in California and no more than 1.0% of the Group II Loans, by aggregate Stated Principal Balance as of the Cut-off Date, are secured by Mortgaged Properties located in any one zip code area outside California;

                      (vii) The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                      (viii) Immediately prior to the assignment of the Mortgage
               Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                      (ix) No more than  20.01% of the Group I Loans and no more than 29.32% of the Group II Loans, by aggregate Stated Principal Balance as of the Cut-off Date, were underwritten under a reduced loan documentation program;

                      (x) Each  Mortgagor  represented  in its loan  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                      (xi) None of the Group I Loans or Group II Loans as of the
               Cut-off Date are Buydown Mortgage Loans;

                      (xii) Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury Regulations
               Section 1.860G-2(a)(1);

                      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

                      (xiv) None of the Mortgage Loans are Cooperative Loans;

                      (xv) With respect to each Mortgage Loan originated under a
               "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                      (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                      (xvii) None of the Mortgage  Loans contains in the related
               Mortgage File a Destroyed Mortgage Note; and

                      (xviii)None  of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute

Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this
Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage

Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (xxxi) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (xxxi) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05  Execution and Authentication of Certificates.
                      --------------------------------------------

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

   Section 4.01 Certificate Account. (See Section 4.01 of the Standard Terms)

        Section 4.02  Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), either (1) in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or (2) if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below and subject further to the provisions of Section 4.05 in respect of any Diverted
        Amounts), in each case to the extent of the related Available Distribution Amount:

                      (i) (X) from the Available  Distribution Amount related to the Group I Loans, to the Group I Certificates (other than the Class I-A-P Certificates and prior to the related Accretion Termination Date, the Accrual Certificates, to the extent of the related Accrual Distribution Amount), on a pro rata basis based on the Accrued Certificate Interest payable on such Classes of Certificates (or Subclasses, if any, with respect to the Class I-A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group I Senior Interest Distribution Amount"); and

                             (Y) from the Available  Distribution Amount related
               to the Group II Loans, to the Group II Certificates (other than the Class II-A-P Certificates and prior to the related Accretion Termination Date, the Accrual Certificates, to the extent of the related Accrual Distribution Amount), on a pro rata basis based on Accrued Certificate Interest payable on such Classes of Certificates (or Subclasses, if any, with respect to the Class II-A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Group II Senior Interest Distribution Amount"); and

                      (ii) (X) to the Class I-A-P Certificates,  the Class I-A-P
               Principal Distribution Amount (as defined in Section 4.02(b)(i) herein) and to the Class II-A-P Certificates, the Class II-A-P Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the related Senior  Certificates (other than
               the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A)  the  related   Senior   Percentage   for  such
                      Distribution Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan) in the related Loan Group, whether or not received on or prior to the related Determination Date, minus the principal portion of any related Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan in such Loan Group) which together with other related Bankruptcy Losses exceeds the related Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and
                             Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan from the related Loan Group pursuant to Section
                             2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in such Loan Group); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in
                             Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan in such Loan Group described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation any related Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month (or deemed to have been so received in accordance with
                             Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and
                      (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                      3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the  related  Senior  Accelerated  Distribution
                      Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                             (D) any related Excess Subordinate Principal Amount
                      for such Distribution Date;

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the related Subordinate Certificates; minus

                             (F) the related Capitalization Reimbursement Amount
                      for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the related Senior Principal Distribution Amount, without giving effect to this clause (G), and the denominator of which is the sum of the principal distribution amounts for all related Classes of Class A Certificates (other than the related Class A-P Certificates) without giving effect to any reductions for the related Capitalization Reimbursement Amount;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates relating to a Loan Group have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any related Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                      (iv) to the Holders of the related Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the Holders of the related Class M-1  Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any related Class A- P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the related Class M-1 Certificates;

                      (vi) to the Holders of the related Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate

               Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii)  to  the   Holders   of  the   related   Class   M-2
               Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any related Class A- P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the related Class M-2 Certificates;

                      (viii) to the Holders of the related Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the Holders of the related Class M-3 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
               (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the related Class M-3 Certificates;

                      (x) to the Holders of the related Class B-1  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the Holders of the related Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the related Class B-1 Certificates;

                      (xii) to the Holders of the related Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the Holders of the related Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the related Class B-2 Certificates;

                      (xiv) to the Holders of the related Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                      (xv) to the Holders of the related Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any related Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the
               Certificate Principal Balance of the related Class B-3 Certificates;

                      (xvi) to the  Senior  Certificates,  in the  priority  set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount for the related Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of related Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                      (xvii) to the Class R-III  Certificates,  the balance,  if any, of the Available Distribution Amount for both Loan Groups.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of related Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the related Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued

Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of related Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master
Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each
        Distribution   Date  occurring  prior  to  the  related  Credit  Support
        Depletion Date will be made as follows:

                      (i) to the  Class  I-A-P  Certificates  and  Class  II-A-P
               Certificates from the related Available Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero, an amount (in the case of the Class I-A-P Certificates, the "Class I-A-P Principal Distribution Amount," and in the case of the Class II-A-P Certificates, the "Class II-A-P Principal Distribution Amount," and collectively, the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other related Bankruptcy Losses exceeds the related Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under
                      Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition  of a Discount  Mortgage  Loan in the  related
                      Loan Group that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for the
                      related Loan Group for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                             (E) the amount of any related Class A-P  Collection
                      Shortfalls for such Distribution Date and the amount of any such Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds in the related Loan Group for such Distribution Date; minus

                             (F) the related Discount Fraction of the portion of
                      the related Capitalization Reimbursement Amount for such Distribution Date, if any, related to each related Discount Mortgage Loan; and

                      (ii) an amount  equal to the Accrual  Distribution  Amount shall be distributed to the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates in the manner and priority set forth below in clauses (iv)(B)(3) and (iv)(B)(4);

                      (iii) the  Group I Senior  Principal  Distribution  Amount
               shall be distributed to the Class R-I and Class R-III Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

                      (iv) the balance of the Group I Senior Principal Distribution Amount remaining after the distributions, if any, described in clause (iii) above shall be distributed concurrently as follows:

                             (A) approximately  4.3079102806% to the Class I-A-1
                      Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (B) approximately 95.6920897194% in the following manner and priority:

                                    (1) first, to the Class I-A-12  Certificates
                             and Class I-A-13 Certificates, concurrently on a pro rata basis, in reduction of the Certificate Principal Balances thereof, in an amount equal to the Lockout Percentage of the Class I-A-12 Certificates and Class I-A-13 Certificates' pro rata share (based on the Certificate Principal Balances thereof and the aggregate Certificate Principal Balance of all of the Group I Senior Certificates (other than the Class I-A-P

                             Certificates), Class I-M Certificates and Class I-B Certificates) of the aggregate of the collections described in Section 4.02(a)(ii)(Y)(A), (B), and(C) without application of the Group I Senior Percentage or the Group I Senior Accelerated Distribution Percentage;

                                    (2) second, to the Class I-A-2, Class I-A-3,
                             Class   I-A-4,   Class   I-A-5  and   Class   I-A-6
                             Certificates concurrently as follows:

                                            (a) approximately  11.0992718878% to
                                    the Class I-A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                                            (b) approximately  88.9007281122% in
                                    the following manner and priority:

                                                   (I) first, to the Class I-A-3
                                            Certificates,  until the Certificate
                                            Principal  Balance  thereof has been
                                            reduced to zero; and

                                                   (II)  second,  to  the  Class
                                            I-A-4,  Class  I-A-5 and Class I-A-6
                                            Certificates,  concurrently on a pro
                                            rata  basis,  until the  Certificate
                                            Principal Balances thereof have been
                                            reduced to zero;

                                    (3) third, to the Class I-A-7  Certificates,
                             until the Certificate Principal Balance thereof has been reduced to zero;

                                    (4) fourth, to the Class I-A-8  Certificates
                             and Class I-A-9 Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

                                    (5) fifth, to the Class I-A-10  Certificates
                             and Class I-A-11 Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                                    (6) sixth, to the Class I-A-12  Certificates
                             and the Class I-A-13 Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

                      (v) the  Group II  Senior  Principal  Distribution  Amount
        shall  be  distributed  to  the  Class  R-II  Certificates,   until  the
        Certificate Principal Balance thereof has been reduced to zero; and

                      (vi) the balance of the Group II Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (v) above shall be distributed to the Class II-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the occurrence of the Credit Support Depletion Date with respect to Loan Group I but prior to the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of related Senior Certificates (other than the Class I-A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans in Loan Group I will be distributed to the Class I-A-P Certificates, (ii) the Group I Senior Principal Distribution Amount will be distributed to the remaining Classes of related Senior Certificates (other than the Class I-A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to each class of Super Senior Certificates and the related Senior Support Certificates will be distributed among such Certificates in the following priority: first, to such Class of Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second to such Class of Super Senior Certificates, up to an amount equal to the related Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero; third, to the related Class of Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the related Class of Senior Support
        Certificates, the remainder, in each case until the Certificate Principal Balance thereof has been reduced to zero.

               (d) On or after the occurrence of the Credit Support Depletion Date and, with respect to Loan Group I, after the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in clauses
        Section 4.02(b) and (c) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the related Class A-P Certificates, (ii) the applicable Senior Principal Distribution Amount will be distributed to the remaining Classes of related Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

               (e) After the reduction of the Certificate Principal Balances of the Senior Certificates in a certificate group (other than the related Class A-P Certificates) to zero but prior to the related Credit Support Depletion Date, the related Senior Certificates (other than the related Class A-P Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the related Class A-P Certificates, the related Variable Strip Certificates and the related Subordinate Certificates, in each case as described herein.

               (f) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of related Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of related Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of related Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

               (g) Each  distribution  with respect to a Book-Entry  Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

               (h) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class I-A- 10 Certificates and the Class I-A-11 Certificates shall be added to the Certificate Principal Balances of the Class I-A-10 Certificates and Class I-A-11 Certificates,
        respectively, to the extent that such amount is required to be distributed to the Holders of the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates, pursuant to Section 4.02(b)(ii); the remaining amount of Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates, if any, will be paid to such Certificates as principal. On or after the Accretion Termination

        Date, the entire amount of Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates for such Distribution Date shall be payable to the Class I-A-10 Certificateholders and Class I-A-11 Certificateholders, respectively, pursuant to Section 4.02(a)(i) of this Series Supplement to the extent not required to reduce the Certificate Principal Balances of the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates for such Distribution Date will be paid to the Class I-A-10 Certificateholders and Class I-A-11 Certificateholders, respectively, to the extent of Accrued Certificate Interest on such Classes of Certificates for the related Distribution Date. Any such Accrued Certificate Interest on the Class I-A-10 Certificates and Class I-A-11 Certificates which is required to be paid to the Holders of the Class I-A-7, Class I-A-8 and Class I-A-9 Certificates, in reduction of their Certificate Principal Balances on the Accretion Termination Date will be added to the Certificate Principal Balances of the Certificates in the manner described in the first sentence of this Section 4.02(h).

               (i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

          Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

          Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

        Section 4.05  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly

Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the related Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the related Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the related Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the related Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the related Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the related Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the related Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans shall be allocated (A) in the case of a Group I Loan, among the Group I Senior Certificates (other than the Class I-A-V Certificates and Class I-A-P Certificates) in the case of the principal portion of such loss on a pro rata basis, and among the Group I Senior Certificates (other than the Class I-A-P Certificates) in the case of the interest portion of such loss on a pro rata basis, provided, however, that any such Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance thereof is reduced to zero, and (B) in the case of a Group II Loan, among the Group II Senior Certificates (other than the Class II-A-5 Certificates, Class II-A-V Certificates and Class II-A-P Certificates) in the case of the principal portion of such loss on a pro rata basis, and among the Group II Senior Certificates (other than the Class II-A-P Certificates) in the case of the interest portion of such loss on a pro rata basis (subject to Section 4.02(c)), as described below.

        Any Extraordinary Losses and Excess Bankruptcy Losses (other than Debt Service Reductions) with respect to the Group I Loans shall be allocated among the Group I Senior Certificates, Class I-M Certificates and Class I-B Certificates on a pro rata basis; provided that the related Discount Fraction of the principal portion of an Extraordinary Loss or an Excess Bankruptcy Loss on a related Discount Mortgage Loan shall be allocated to the Class I-A-P Certificates. Any Extraordinary Losses and Excess Bankruptcy Losses (other than Debt Service Reductions) with respect to the Group II Loans shall be allocated among the Group II Senior Certificates, Class II-M Certificates and Class II-B Certificates on a pro rata basis; provided that the related Discount Fraction of the principal portion of an Extraordinary Loss or Excess Bankruptcy Loss on a related Discount Mortgage Loan shall be allocated to the Class II-A-P Certificates.

        Any Excess Special Hazard Losses and Excess Fraud Losses shall be allocated as follows: (a) in the case of a Group I Loan, first, to the Class II-B-3 Certificates; second, to the Class II-B-2 Certificates; and third, to the Class II-B-1 Certificates; and (b) in the case of a Group II Loan, first, to the Class I-B-3 Certificates; second, to the Class I-B-2 Certificates; and third, to the Class I-B-1 Certificates; provided however that such losses will be so allocated pursuant to this provision solely to the extent of the remaining Special Hazard Amount or Fraud Loss Amount, as applicable, related to the certificate group to which these losses are allocated and to the extent of the Certificate

Principal Balance of the Class B Certificates related to that Loan Group, and thereafter shall be allocated pro rata among all the Certificates in the certificate group in which these losses occurred, on a pro rata basis, in reduction of the Certificate Principal Balance thereof; and provided further, that the related Discount Fraction of the principal portion of any of these losses on a Discount Mortgage Loan shall be allocated to the related Class A-P Certificates. To the extent that amounts otherwise payable to a Class of Class B Certificates are diverted to the Certificates related to the other Loan Group as part of a Diverted Amount on any Distribution Date on which Excess Special
Hazard Losses and Excess Fraud Losses are allocated as set forth in the preceding sentence, or on any subsequent Distribution Date until such losses are fully covered, such amounts shall be diverted from such Class from first, Principal Prepayments, and second, the principal portions of Monthly Payments, and shall be paid, as principal, to the non-related Certificates as part of the related Available Distribution Amount and shall be treated in the same manner as a Principal Prepayment in Full.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that, in determining the Certificate Principal Balance of the Accrual Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate Principal Balance of the Accrual Certificates shall be deemed to be equal to the lesser of
(a) the original Certificate Principal Balance of such Class of Certificates and
(b) the Certificate Principal Balance of such Class of Certificates prior to giving effect to distributions made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of a group of Certificates below the aggregate Stated Principal Balance of the related Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such

Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

        The interest portion of all Realized Losses on the Group I Loans shall be allocated on each Distribution Date to REMIC I Regular Interest A and the REMIC I I-A-V Regular Interests, pro rata with their entitlement to interest without regard to this provision. The related Discount Fraction of the principal portion of all Realized Losses on Group I Loans that are Discount Mortgage Loans shall be allocated to REMIC I Regular Interest I-A-P on such Distribution Date. The principal portion of all remaining Realized Losses on Group I Mortgage Loans allocated to the Certificates on each Distribution Date shall be allocated to REMIC I Regular Interest A on such Distribution Date.

        The interest portion of all Realized Losses on the Group II Loans shall be allocated on each Distribution Date to REMIC II Regular Interest B and the REMIC II I-A-V Regular Interests, pro rata with their entitlement to interest without regard to this provision. The related Discount Fraction of the principal portion of all Realized Losses on Group II Loans that are Discount Mortgage Loans shall be allocated to REMIC II Regular Interest II-A-P on such Distribution Date. All remaining Realized Losses on Group II Mortgage Loans allocated to the Certificates on each Distribution Date shall be allocated to REMIC II Regular Interest B on such Distribution Date.

          Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms).

          Section 4.07  Optional  Purchase of  Defaulted  Mortgage  Loans.  (See
               Section 4.07 of the Standard Terms).

        Section 4.08  Surety Bond.  (See Section 4.08 of the Standard Terms)

                                          ARTICLE V

                                       THE CERTIFICATES

        Section 5.01  The Certificates.

               (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D to the Standard Terms, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry

Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class A-V REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with
        Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
        Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

          Section 5.02 Registration of Transfer and Exchange of Certificates (See Section 5.02(a) through (d) and (f) through (h) of the Standard Terms).

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any

Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
(b), a "Complying Insurance Company").

                      (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
               amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41,
               67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

          Section 5.03 Mutilated,  Destroyed, Lost or Stolen Certificates.  (See
               Section 5.03 of the Standard Terms).

          Section 5.04 Persons Deemed Owners. (See Section 5.04 of the Standard Terms).

          Section 5.05 Appointment of Paying Agent. (See Section 5.05 of the Standard Terms).

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                   ARTICLE VII

                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION


        Section       9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the  purchase by the Master  Servicer of all Mortgage
               Loans in a Loan Group and all property acquired in respect of any Mortgage Loan in that Loan Group remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each such Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include (i) any amounts owed by Residential Funding pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase and (ii) any principal distributions used as part of any Diverted Amounts which are reimbursable to the non-related Subordinate Certificates that remain unpaid as of the date of such purchase.

        The right of the Master Servicer to purchase all the assets of a Loan Group pursuant to clause (ii) above is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to such Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in a Loan Group, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group, Master Servicer shall have the right, at its option, to purchase the related Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates related to a Loan Group, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of such Certificates pursuant to this Article IX.

        (b) - (e) (See Section 9.01(b) - (e) of the Standard Terms

          Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms).

          Section 9.03 Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms).

                                    ARTICLE X

                                REMIC PROVISIONS

  Section 10.01 REMIC Administration. (See Section 10.01 of the Standard Terms)

          Section  10.02  Master  Servicer;   REMIC  Administrator  and  Trustee
               Indemnification. (See Section 10.02 of the Standard Terms)

        Section 10.03 Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Group I Loans but excluding the Initial Monthly Payment Fund), as a REMIC for federal income tax purposes. The REMIC Administrator will make an election to treat the segregated pool of assets described in the definition of REMIC II (as defined herein), and subject to this Agreement (including the Group II Loans but excluding the Initial Monthly Payment Fund), as a REMIC for federal income tax purposes. The REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II Regular Interests, and subject to this Agreement (excluding the Initial Monthly Payment Fund), as a REMIC for federal income tax purposes.

        The REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions).

        The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class II-A-1, Class I-A-P, Class II-A-P, Class I-A-V, Class II-A-V, Class I-M-1, Class I-M-2, Class I-M-3, Class II-M-1, Class II-M-2, Class II-M-3, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates and the rights in and to which will be represented by the related Class A-V Certificates, will be the "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the related Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the related Class A-V Certificates pursuant to said Section.

        Section 10.04 Distributions on the Uncertificated Regular Interests.

        (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available Distribution Amount related to the Group I Loans and

Group II Loans to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

        (b)(1) On each Distribution Date, the following amounts, in the following order of priority, to the extent of the Available Distribution Amount related to the Group I Loans, reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(b), shall be deemed distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests:

               (i) Uncertificated Accrued Interest on REMIC I Regular Interest A and the REMIC I I-A-V Regular Interests, pro rata, for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, (x) to REMIC I Regular Interest I-A-P, in an amount equal to the amount distributed on such Distribution Date in respect of the Class I-A-P Certificates, and (y) the balance to REMIC I Regular Interest A until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

        (2) On each Distribution Date, the following amounts, in the following order of priority, to the extent of the Available Distribution Amount related to the Group II Loans, reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(b), shall be deemed distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

               (i) Uncertificated Accrued Interest on REMIC II Regular Interest B and REMIC II Regular Interest II-A-V, pro rata, for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) to the extent of amounts remaining after the distributions made pursuant to clause (i) above, (x) to REMIC II Regular Interest II-A-P, in an amount equal to the amount distributed on such Distribution Date in respect of the Class II-A-P Certificates, and (y) the balance to REMIC II Regular Interest B until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero.

        (c) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.05 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated Class A-V REMIC Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.05. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts distributable with respect to the related Uncertificated Class A-V REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 10.05, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.06 Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.  (See Section 11.01 of the Standard Terms)

          Section 11.02  Recordation  of Agreement.  Counterparts.  (See Section
               11.02 of the Standard Terms)

          Section 11.03 Limitation on Rights of Certificateholders. (See Section
               11.03 of the Standard Terms)

        Section 11.04 Governing Laws.  (See Section 11.04 of the Standard Terms)

        Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


           Recipient                                        Address
                                 8400 Normandale Lake Boulevard
                                 Suite 250, Minneapolis, Minnesota  55437,
Company                          Attention:  President
                                 2255 N. Ontario Street, Suite 400
                                 Burbank, California 91504-2130,
Master Servicer                  Attention:  Managing Director/Master Servicing
Trustee                          Corporate Trust Office
                                 The  Trustee  designates  its  agent's  offices
                                 located at c/o DTC  Transfer  Services 55 Water
                                 Street,  1st  Floor-Jeanette  Park Entrance New
                                 York,  New  York  10041,  for the  purposes  of
                                 Section  8.12 of the  Standard  Terms  55 Water
                                 Street
Standard & Poor's                New York, New York 10041
Fitch                            One State Street Plaza
                                 New York, New York 10007

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06 Required Notices to Rating Agency and Subservicer.

        The Company,  the Master Servicer or the Trustee,  as applicable,  shall
(i) notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or
(j) below or (ii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

               (a) a material change or amendment to this Agreement,

               (b) the occurrence of an Event of Default,

               (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

               (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
        Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

               (f) the statements  required to be delivered pursuant to Sections
        3.18 and 3.19,

               (g) a change in the location of the Custodial Account or the Certificate Account,

               (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (i) the occurrence of the Final Distribution Date, and

               (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

          Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

          Section  11.08  Supplemental  Provisions  for  Resecuritization.  (See
               Section 11.08 of the Standard Terms)

        Section 11.09 Allocation of Voting Rights.

        96.5% of all Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Residual Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1.0% of all Voting Rights shall be allocated among the Holders of the Class I-A-V Certificates in accordance with their respective Percentage Interests; 1.0% of all Voting Rights shall be allocated among the Holders of the Class II-A-V Certificates; and 0.50%, 0.50% and 0.50% of all Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II and Class R-III Certificates, respectively, in accordance with their respective Percentage Interests.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                                  RESIDENTIAL      FUNDING
                                                        MORTGAGE  SECURITIES  I,
                                                        INC.

Attest:      /s/ Lisa Lundsten                  By:     /s/ Joe Orning
       ----------------------------------------    -------------------
        Name: Lisa Lundsten                             Name: Joe Orning
        Title:   Vice President                         Title:   Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:      /s/ Joe Orning                     By:     /s/ Lisa Lundsten
       ----------------------------------------    ----------------------
        Name:  Joe Orning                               Name: Lisa Lundsten
        Title:   Associate                              Title: Managing Director



[Seal]                                                            JPMORGAN CHASE
                                                                  BANK        as
                                                                  Trustee


Attest:    /s/ Keith Richardson                 By:     /s/ Richard Tarnas
       -----------------------------------------   -----------------------------
        Name: Keith Richardson                          Name: Richard Tarnas
        Title:  Attorney-In-Fact                        Title:Authorized Officer

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 27th day of May, 2004 before me, a notary public in and for said State, personally appeared Joe Orning, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 27th day of May, 2004 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF ILLINOIS               )
                                ) ss.:
COUNTY OF COOK                  )

               On the 27th day of May, 2004 before me, a notary public in and for said State, personally appeared Richard Tarnas, known to me to be an Authorized Officer of JPMorgan Chase Bank, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                         EXHIBIT ONE
                           MORTGAGE LOAN SCHEDULE FOR LOAN GROUP I
                                   (Available Upon Request)


  RUN ON     : 05/25/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.03.09           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5  15 YEAR FIXED                   CUTOFF : 05/01/04
  POOL       : 0004842
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      8461264                              .2500
      338,763.04                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      8644720                              .2500
      275,960.42                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8644782                              .2500
      361,455.63                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8769849                              .2500
      257,439.21                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      8855896                              .2500
       46,780.47                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            4.5000                         .9200

      8868122                              .2500
      580,352.08                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            4.5000                         .9200
1



      8929315                              .2500
      289,899.88                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8929985                              .2500
      497,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8931077                              .2500
      180,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8931125                              .2500
      409,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8931211                              .2500
      400,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8931351                              .2500
      269,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8931655                              .2500
      448,298.79                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8932401                              .2500
       59,200.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450
1



      8934127                              .2500
      323,800.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      8934149                              .2500
      161,700.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8934159                              .2500
      386,200.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8934273                              .2500
      384,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8934445                              .2500
      391,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8935167                              .2500
       45,726.48                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8935383                              .2500
      368,601.23                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8935493                              .2500
      965,000.00                          .0800
            4.8500                         .0000
            4.6000                         .0000
            4.5200                         .0000
            4.5000                         .0200
1



      8937963                              .2500
      465,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8938639                              .2500
      349,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8939075                              .2500
      480,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8939357                              .2500
      392,500.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8939513                              .2500
      422,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8939761                              .2500
      358,812.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8939799                              .2500
      418,428.67                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8939811                              .2500
      399,900.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8940363                              .2500
      452,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8940443                              .2500
      103,400.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8940449                              .2500
      456,250.45                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8940849                              .2500
      399,300.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8941013                              .2500
      435,000.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      8941713                              .2500
      524,600.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8941905                              .2500
      610,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8941911                              .2500
      490,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8942069                              .2500
      618,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8942113                              .2500
      458,279.02                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8942175                              .2500
      596,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8942227                              .2500
      584,820.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8942229                              .2500
      523,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8942231                              .2500
      406,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8942919                              .2500
      500,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8943735                              .2500
      398,487.81                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8944875                              .2500
      342,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8944883                              .2500
      526,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8945017                              .2500
      584,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8945149                              .2500
      120,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8945205                              .2500
      347,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8945681                              .2500
      442,500.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8945727                              .2500
      390,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8946439                              .2500
      494,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8947455                              .2500
      406,400.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8947489                              .2500
      380,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8947929                              .2500
      158,000.00                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      8947963                              .2500
       47,818.54                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948283                              .2500
      466,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948317                              .2500
      498,129.36                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8948375                              .2500
      468,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948401                              .2500
      168,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950
1



      8948411                              .2500
      637,805.78                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      8948443                              .2500
      470,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948445                              .2500
      647,095.31                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8948453                              .2500
      580,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948593                              .2500
      364,616.35                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948841                              .2500
      377,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8948851                              .2500
      600,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8948991                              .2500
      381,350.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700
1



      8949047                              .2500
      441,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8949651                              .2500
      385,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8949655                              .2500
      501,596.53                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949659                              .2500
      502,861.59                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8949663                              .2500
    1,000,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949673                              .2500
      951,925.21                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8949681                              .2500
      761,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949685                              .2500
      646,400.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700
1



      8949819                              .2500
      524,986.86                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8949827                              .2500
      640,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949831                              .2500
      574,818.66                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949835                              .2500
      336,900.74                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949867                              .2500
      449,295.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8949879                              .2500
      456,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8950241                              .2500
      399,999.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8951177                              .2500
      424,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950
1



      8951949                              .2500
      663,790.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8951977                              .2500
      856,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8952151                              .2500
      420,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8953361                              .2500
      440,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8953459                              .2500
      571,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8953479                              .2500
      396,455.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8953491                              .2500
      511,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8953701                              .2500
      485,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000
1



      8953863                              .2500
      143,100.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8953871                              .2500
      727,800.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8954129                              .2500
      427,768.29                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8954293                              .2500
      408,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8954335                              .2500
      498,109.76                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8954607                              .2500
      251,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8954609                              .2500
      450,750.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8954727                              .2500
      251,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700
1



      8956111                              .2500
      425,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8957127                              .2500
      156,000.00                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      8957187                              .2500
      317,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8957193                              .2500
      700,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8958843                              .2500
       66,100.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8960465                              .2500
      695,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8960575                              .2500
      424,705.10                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8960645                              .2500
       97,400.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8960923                              .2500
      341,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8961005                              .2500
      548,916.96                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8961141                              .2500
      365,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8961897                              .2500
      419,300.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8962833                              .2500
      345,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8962877                              .2500
      460,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8962929                              .2500
      348,500.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8962951                              .2500
      525,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8962999                              .2500
      383,600.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963085                              .2500
      367,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8963259                              .2500
      473,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963283                              .2500
      641,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963725                              .2500
       89,800.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963729                              .2500
      394,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963735                              .2500
      356,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8963861                              .2500
      391,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700
1



      8964923                              .2500
      493,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8966273                              .2500
      454,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8966451                              .2500
      360,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8966481                              .2500
      346,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8966681                              .2500
      648,400.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8968363                              .2500
      528,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8969165                              .2500
      429,600.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8971211                              .2500
      433,900.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000
1



      8973639                              .2500
      231,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8973649                              .2500
      500,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8973993                              .2500
      505,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8974255                              .2500
      138,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8974497                              .2500
      183,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8974649                              .2500
      120,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8974693                              .2500
       88,365.36                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8977801                              .2500
      198,500.00                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450
1



      8977957                              .2500
      349,500.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      8978189                              .2500
      640,000.00                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      8978253                              .2500
      330,000.00                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      8978461                              .2500
      510,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8979073                              .2500
      122,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8979393                              .2500
      418,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8979425                              .2500
      275,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8981165                              .2500
      374,578.54                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      8982067                              .2500
      134,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8982091                              .2500
      630,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      8982685                              .2500
      580,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8985847                              .2500
      525,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      8991013                              .2500
      650,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      8993241                              .2500
      158,400.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9076392                              .2500
      208,718.67                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            4.5000                         .6700

      9090690                              .2500
      152,307.55                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450
1



      9102052                              .2500
      127,758.82                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9104884                              .2500
       40,216.13                          .0800
            5.5000                         .0000
            5.2500                         .0000
            5.1700                         .0000
            4.5000                         .6700

      9137426                              .2500
       75,121.58                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            4.5000                         .7950

      9156778                              .2500
      252,073.07                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9181716                              .2500
      358,264.96                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9181744                              .2500
      714,601.36                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9181828                              .2500
      527,969.41                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9181872                              .2500
      473,396.05                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950
1



      9193704                              .2500
      446,729.77                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      9203584                              .2500
      645,176.62                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9203588                              .2500
      581,606.10                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9203600                              .2500
      359,154.10                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9214350                              .2500
      639,174.45                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9228130                              .2500
      344,655.70                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9244696                              .2500
      599,524.91                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9244816                              .2500
      152,439.45                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200
1



      9245594                              .2500
       99,725.50                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9249130                              .2500
      365,755.02                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9253330                              .2500
      424,206.97                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9254032                              .2500
      498,129.36                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9256048                              .2500
      430,820.60                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9257036                              .2500
      526,003.90                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9257332                              .2500
      345,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9259524                              .2500
      366,338.64                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950
1



      9259546                              .2500
      642,882.78                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9259580                              .2500
      446,555.41                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9260056                              .2500
      494,182.76                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9260098                              .2500
      379,997.90                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9261692                              .2500
      373,552.56                          .0300
            4.6250                         .0000
            4.3750                         .0000
            4.3450                         .0000
            4.3450                         .0000

      9261868                              .2500
      326,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9262746                              .2500
      989,284.92                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9263590                              .2500
      466,900.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000
1



      9264222                              .2500
      530,300.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9264264                              .2500
      278,550.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9265886                              .2500
      423,426.48                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9265888                              .2500
      647,517.01                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9265890                              .2500
      423,409.95                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9265892                              .2500
      587,607.02                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9265894                              .2500
      483,223.07                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9265898                              .2500
      368,601.22                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      9265900                              .2500
      463,278.39                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9266778                              .2500
      589,340.10                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9266810                              .2500
      911,055.03                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9267050                              .2500
      557,829.37                          .0800
            4.9500                         .0000
            4.7000                         .0000
            4.6200                         .0000
            4.5000                         .1200

      9267710                              .2500
      443,317.68                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9269060                              .2500
      201,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9269228                              .2500
       36,963.62                          .0800
            5.2500                         .0000
            5.0000                         .0000
            4.9200                         .0000
            4.5000                         .4200

      9269326                              .2500
       57,789.72                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450
1



      9269620                              .2500
      568,841.35                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9269688                              .2500
      377,582.06                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9270128                              .2500
       90,360.67                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9271488                              .2500
      638,552.03                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9271528                              .2500
      374,578.54                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9271568                              .2500
      361,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9271578                              .2500
      176,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9271716                              .2500
      162,409.04                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450
1



      9272192                              .2500
      386,500.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9272324                              .2500
      955,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9274532                              .2500
      354,654.15                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9274790                              .2500
      554,900.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9274888                              .2500
      490,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9274986                              .2500
      490,500.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9275114                              .2500
      580,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9275192                              .2500
      398,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000
1



      9275296                              .2500
       83,682.44                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9275572                              .2500
      410,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9279058                              .2500
      378,000.00                          .0800
            5.1250                         .0000
            4.8750                         .0000
            4.7950                         .0000
            4.5000                         .2950

      9279060                              .2500
      350,000.00                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9279072                              .2500
      309,500.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9279164                              .2500
      489,000.00                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9279724                              .2500
      160,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9281520                              .2500
      650,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      9283640                              .2500
      645,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9284428                              .2500
      631,603.18                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9284534                              .2500
      391,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9284700                              .2500
      448,316.43                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9435354                              .2500
      500,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9435982                              .2500
      464,455.82                          .0800
            5.0000                         .0000
            4.7500                         .0000
            4.6700                         .0000
            4.5000                         .1700

      9436330                              .2500
      538,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

      9436518                              .2500
      650,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450
1



      9436624                              .2500
      115,778.72                          .0800
            5.3750                         .0000
            5.1250                         .0000
            5.0450                         .0000
            4.5000                         .5450

      9437170                              .2500
      376,556.05                          .0300
            4.7500                         .0000
            4.5000                         .0000
            4.4700                         .0000
            4.4700                         .0000

      9437826                              .2500
      434,000.00                          .0800
            4.8750                         .0000
            4.6250                         .0000
            4.5450                         .0000
            4.5000                         .0450

  TOTAL NUMBER OF LOANS:      241
  TOTAL BALANCE........:        101,215,997.28


  RUN ON     : 05/25/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.03.09            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5 15 YR  FIXED SUMMARY REPORT      CUTOFF : 05/01/04
  POOL       : 0004842
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        4.9500            4.6250      5.7500
  RFC NET RATE                          4.7000            4.3750      5.5000
  NET MTG RATE(INVSTR RATE)             4.6244            4.3450      5.4200
  POST STRIP RATE                       4.4969            4.3450      4.5000
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0756             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .1276             .0000       .9200







  TOTAL NUMBER OF LOANS:   241
  TOTAL BALANCE........:     101,215,997.28


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 05/25/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.03.09          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5 15 YEAR FIXED                    CUTOFF : 05/01/04
  POOL       : 0004842
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8461264          E82/G01             F          368,600.00         ZZ
                                         180        338,763.04          1
                                       5.375          2,987.38         80
                                       5.125          2,987.38
    ALBUQUERQUE      NM   87111          5            07/07/03         00
    0400849022                           05           09/01/03          0
    0400849022                           O            08/01/18
    0


    8644720          E82/G01             F          283,400.00         ZZ
                                         180        275,960.42          1
                                       5.125          2,259.61         73
                                       4.875          2,259.61
    GURNEE           IL   60031          2            09/04/03         00
    0400873543                           05           11/01/03          0
    0400873543                           O            10/01/18
    0


    8644782          E82/G01             F          371,200.00         ZZ
                                         180        361,455.63          1
                                       5.125          2,959.65         84
                                       4.875          2,959.65
    ROYSE CITY       TX   75189          2            09/02/03         04
    0400866950                           05           11/01/03          6
    0400866950                           O            10/01/18
    0


    8769849          E82/G01             F          268,500.00         ZZ
                                         180        257,439.21          1
                                       5.250          2,158.41         90
                                       5.000          2,158.41
    ALBUQUERQUE      NM   87111          2            05/27/03         04
    0400841557                           05           07/01/03         12
1


    0400841557                           O            06/01/18
    0


    8855896          E22/G01             F           47,800.00         ZZ
                                         180         46,780.47          1
                                       5.750            396.94         51
                                       5.500            396.94
    MISSOURI CITY    TX   77489          2            10/31/03         00
    0418447421                           03           12/01/03          0
    0418447421                           O            11/01/18
    0


    8868122          F28/G01             F          593,000.00         ZZ
                                         180        580,352.08          1
                                       5.750          4,924.33         75
                                       5.500          4,924.33
    FORT WORTH       TX   76109          1            10/08/03         00
    0437004088                           05           12/01/03          0
    6730088                              O            11/01/18
    0


    8929315          N16/G01             F          291,000.00         ZZ
                                         180        289,899.88          1
                                       4.875          2,282.31         75
                                       4.625          2,282.31
    SOUTHINGTON      CT   06489          2            03/24/04         00
    0437721285                           05           05/04/04          0
    047747425                            O            04/04/19
    0


    8929985          E23/G01             F          497,000.00         ZZ
                                         180        497,000.00          1
                                       5.000          3,930.24         70
                                       4.750          3,930.24
    SAN MARINO       CA   91108          5            04/02/04         00
    0437695059                           05           06/01/04          0
    51042125                             O            05/01/19
    0


    8931077          E82/G01             F          180,000.00         ZZ
                                         180        180,000.00          1
                                       4.875          1,411.74         20
                                       4.625          1,411.74
    BEVERLY HILLS    CA   90212          2            04/07/04         00
    0400970224                           05           06/01/04          0
    0400970224                           O            05/01/19
    0


1


    8931125          E82/G01             F          409,000.00         ZZ
                                         180        409,000.00          1
                                       5.000          3,234.35         66
                                       4.750          3,234.35
    WOODLAND HILLS   CA   91367          2            04/06/04         00
    0400967162                           05           06/01/04          0
    0400967162                           O            05/01/19
    0


    8931211          E22/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       4.875          3,137.19         46
                                       4.625          3,137.19
    MORAGA           CA   94556          5            03/29/04         00
    0420268757                           05           06/01/04          0
    0420268757                           O            05/01/19
    0


    8931351          E22/G01             F          269,000.00         ZZ
                                         180        269,000.00          1
                                       4.875          2,109.76         69
                                       4.625          2,109.76
    ADDISON          IL   60101          2            04/07/04         00
    0419961735                           05           06/01/04          0
    0419961735                           O            05/01/19
    0


    8931655          E22/G01             F          450,000.00         ZZ
                                         180        448,298.79          1
                                       4.875          3,529.34         56
                                       4.625          3,529.34
    SOUTH PASADENA   CA   91030          1            03/19/04         00
    0420201899                           05           05/01/04          0
    0420201899                           O            04/01/19
    0


    8932401          K15/G01             F           59,200.00         ZZ
                                         180         59,200.00          1
                                       5.375            479.80         80
                                       5.125            479.80
    NEW AUBURN       WI   54757          2            04/06/04         00
    0437711781                           05           06/01/04          0
    014805520831                         O            05/01/19
    0


    8934127          E82/G01             F          323,800.00         ZZ
                                         180        323,800.00          1
                                       5.375          2,624.29         90
                                       5.125          2,624.29
1


    KATY             TX   77450          2            04/08/04         04
    0400951992                           03           06/01/04         12
    0400951992                           O            05/01/19
    0


    8934149          E82/G01             F          161,700.00         T
                                         180        161,700.00          1
                                       5.125          1,289.27         62
                                       4.875          1,289.27
    IDYLLWILD        CA   92549          2            04/08/04         00
    0400972626                           05           06/01/04          0
    0400972626                           O            05/01/19
    0


    8934159          E82/G01             F          386,200.00         ZZ
                                         180        386,200.00          1
                                       5.125          3,079.25         68
                                       4.875          3,079.25
    WOODLAND HILLS   CA   91367          2            04/08/04         00
    0400962718                           05           06/01/04          0
    0400962718                           O            05/01/19
    0


    8934273          E22/G01             F          384,000.00         ZZ
                                         180        384,000.00          1
                                       4.875          3,011.70         35
                                       4.625          3,011.70
    ORINDA           CA   94563          2            04/01/04         00
    0420256109                           05           06/01/04          0
    0420256109                           O            05/01/19
    0


    8934445          E22/G01             F          391,000.00         ZZ
                                         180        391,000.00          1
                                       4.875          3,066.60         29
                                       4.625          3,066.60
    PALOS VERDES ES  CA   90274          2            03/30/04         00
    0420215840                           05           06/01/04          0
    0420215840                           O            05/01/19
    0


    8935167          N74/G01             F           45,900.00         ZZ
                                         180         45,726.48          1
                                       4.875            359.99         58
                                       4.625            359.99
    DANVILLE         VA   24540          2            03/26/04         00
    0437723216                           05           05/01/04          0
    0034400010                           O            04/01/19
    0
1




    8935383          W58/G01             F          370,000.00         ZZ
                                         180        368,601.23          1
                                       4.875          2,901.90         52
                                       4.625          2,901.90
    TRACY            CA   95304          5            04/01/04         00
    0437715501                           05           05/15/04          0
    94762                                O            04/15/19
    0


    8935493          550/550             F          965,000.00         ZZ
                                         180        965,000.00          1
                                       4.850          7,555.97         52
                                       4.600          7,555.97
    PALO ALTO        CA   94301          2            04/02/04         00
    120704189000000                      05           06/01/04          0
    120704189                            O            05/01/19
    0


    8937963          P60/G01             F          465,000.00         ZZ
                                         180        465,000.00          1
                                       4.875          3,646.99         57
                                       4.625          3,646.99
    MORELAND HILLS   OH   44022          2            04/09/04         00
    0437720279                           05           06/01/04          0
    1310633862                           O            05/01/19
    0


    8938639          E82/G01             F          349,000.00         ZZ
                                         180        349,000.00          1
                                       4.875          2,737.20         59
                                       4.625          2,737.20
    VIENNA           VA   22180          2            04/12/04         00
    0400973202                           05           06/01/04          0
    0400973202                           O            05/01/19
    0


    8939075          975/G01             F          480,000.00         ZZ
                                         180        480,000.00          1
                                       5.000          3,795.81         55
                                       4.750          3,795.81
    IRVINE           CA   92606          2            04/01/04         00
    0437722192                           03           06/01/04          0
    2041523                              O            05/01/19
    0


    8939357          X51/G01             F          392,500.00         ZZ
                                         180        392,500.00          1
1


                                       4.875          3,078.37         71
                                       4.625          3,078.37
    FAIRFIELD        CA   94534          5            04/10/04         00
    0437727878                           05           06/01/04          0
    0040318005                           O            05/01/19
    0


    8939513          E22/G01             F          422,000.00         ZZ
                                         180        422,000.00          1
                                       4.875          3,309.74         59
                                       4.625          3,309.74
    RANCHO MURIETA   CA   95683          5            04/08/04         00
    0420410987                           05           06/01/04          0
    0420410987                           O            05/01/19
    0


    8939761          E22/G01             F          358,812.00         TX
                                         180        358,812.00          1
                                       4.875          2,814.15         60
                                       4.625          2,814.15
    DALLAS           TX   75230          5            04/09/04         00
    0420260614                           05           06/01/04          0
    0420260614                           O            05/01/19
    0


    8939799          E22/G01             F          420,000.00         ZZ
                                         180        418,428.67          1
                                       5.000          3,321.33         51
                                       4.750          3,321.33
    YORBA LINDA      CA   92886          2            03/24/04         00
    0420290710                           05           05/01/04          0
    0420290710                           O            04/01/19
    0


    8939811          E22/G01             F          399,900.00         ZZ
                                         180        399,900.00          1
                                       4.875          3,136.41         58
                                       4.625          3,136.41
    HUNTINGTON BEAC  CA   92646          2            04/06/04         00
    0420203481                           05           06/01/04          0
    0420203481                           O            05/01/19
    0


    8940363          Y84/G01             F          452,000.00         ZZ
                                         180        452,000.00          1
                                       4.875          3,545.02         73
                                       4.625          3,545.02
    LEXINGTON        MA   02420          2            04/02/04         00
    0437718737                           05           06/01/04          0
1


    10018917022                          O            05/01/19
    0


    8940443          K15/G01             F          103,400.00         ZZ
                                         180        103,400.00          1
                                       5.000            817.68         69
                                       4.750            817.68
    LEWISVILLE       TX   75067          2            04/08/04         00
    0437725443                           05           06/01/04          0
    014805521243                         O            05/01/19
    0


    8940449          T53/G01             F          458,000.00         ZZ
                                         180        456,250.45          1
                                       4.750          3,562.47         66
                                       4.500          3,562.47
    RIVERSIDE        CA   92504          2            03/17/04         00
    0437734874                           05           05/01/04          0
    01002448                             O            04/01/19
    0


    8940849          116/116             F          399,300.00         ZZ
                                         180        399,300.00          1
                                       4.750          3,105.89         68
                                       4.500          3,105.89
    HOUSTON          TX   77025          4            04/13/04         00
    1000001032                           04           06/01/04          0
    1000001032                           O            05/01/19
    0


    8941013          A35/A35             F          435,000.00         ZZ
                                         180        435,000.00          1
                                       5.375          3,525.52         55
                                       5.125          3,525.52
    POINT LOOKOUT    NY   11569          5            04/05/04         00
    BOLLO4                               05           06/01/04          0
    BOLLO4                               O            05/01/19
    0


    8941713          E82/G01             F          524,600.00         ZZ
                                         180        524,600.00          1
                                       4.875          4,114.42         77
                                       4.625          4,114.42
    FORT LEE         NJ   07024          2            04/13/04         00
    0400964789                           05           06/01/04          0
    0400964789                           O            05/01/19
    0


1


    8941905          Y94/G01             F          610,000.00         ZZ
                                         180        610,000.00          1
                                       4.875          4,784.21         27
                                       4.625          4,784.21
    SARATOGA         CA   95070          2            04/01/04         00
    0437750573                           05           06/01/04          0
    0000010067                           O            05/01/19
    0


    8941911          E22/G01             F          490,000.00         ZZ
                                         180        490,000.00          1
                                       4.875          3,843.06         53
                                       4.625          3,843.06
    NAPA             CA   94558          2            04/08/04         00
    0420451577                           05           06/01/04          0
    0420451577                           O            05/01/19
    0


    8942069          Y94/G01             F          618,000.00         ZZ
                                         180        618,000.00          1
                                       4.875          4,846.96         54
                                       4.625          4,846.96
    BERKELEY         CA   94707          2            04/01/04         00
    0437775455                           05           06/01/04          0
    0000010309                           O            05/01/19
    0


    8942113          975/G01             F          460,000.00         ZZ
                                         180        458,279.02          1
                                       5.000          3,637.65         58
                                       4.750          3,637.65
    MISSION VIEJO    CA   92692          2            03/24/04         00
    0437734700                           03           05/01/04          0
    2041650                              O            04/01/19
    0


    8942175          Y94/G01             F          596,000.00         ZZ
                                         180        596,000.00          1
                                       4.875          4,674.41         47
                                       4.625          4,674.41
    LOS GATOS        CA   95032          2            03/29/04         00
    0437772056                           05           06/01/04          0
    0000010303                           O            05/01/19
    0


    8942227          E22/G01             F          584,820.00         ZZ
                                         180        584,820.00          1
                                       4.875          4,586.73         67
                                       4.625          4,586.73
1


    DIAMOND BAR      CA   91765          2            04/09/04         00
    0420336034                           03           06/01/04          0
    0420336034                           O            05/01/19
    0


    8942229          E22/G01             F          523,000.00         ZZ
                                         180        523,000.00          1
                                       5.000          4,135.85         48
                                       4.750          4,135.85
    SAN MARINO       CA   91108          2            04/08/04         00
    0420336232                           05           06/01/04          0
    0420336232                           O            05/01/19
    0


    8942231          E22/G01             F          406,000.00         ZZ
                                         180        406,000.00          1
                                       5.000          3,210.62         49
                                       4.750          3,210.62
    STEVENSON RANCH  CA   91381          2            04/09/04         00
    0420336380                           05           06/01/04          0
    0420336380                           O            05/01/19
    0


    8942919          H58/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
                                       4.875          3,921.49         55
                                       4.625          3,921.49
    SAN RAFAEL       CA   94901          2            04/01/04         00
    0437761141                           05           06/01/04          0
    220785                               O            05/01/19
    0


    8943735          H58/G01             F          400,000.00         ZZ
                                         180        398,487.81          1
                                       4.875          3,137.19         57
                                       4.625          3,137.19
    SAN JOSE         CA   95138          5            03/26/04         00
    0437776065                           03           05/01/04          0
    220713                               O            04/01/19
    0


    8944875          E22/G01             F          342,000.00         ZZ
                                         180        342,000.00          1
                                       4.875          2,682.30         47
                                       4.625          2,682.30
    ARROYO GRANDE    CA   93420          2            04/12/04         00
    0420340945                           05           06/01/04          0
    0420340945                           O            05/01/19
    0
1




    8944883          E22/G01             F          526,000.00         ZZ
                                         180        526,000.00          1
                                       5.000          4,159.57         48
                                       4.750          4,159.57
    SANTA BARBARA    CA   93110          2            04/08/04         00
    0420344467                           05           06/01/04          0
    0420344467                           O            05/01/19
    0


    8945017          E22/G01             F          584,000.00         ZZ
                                         180        584,000.00          1
                                       5.000          4,618.23         44
                                       4.750          4,618.23
    SACRAMENTO       CA   95864          2            04/07/04         00
    0420334559                           05           06/01/04          0
    0420334559                           O            05/01/19
    0


    8945149          A46/G01             F          120,000.00         TX
                                         180        120,000.00          1
                                       4.875            941.16         79
                                       4.625            941.16
    SEABROOK         TX   77586          5            04/09/04         00
    0437748643                           03           06/01/04          0
    0282454                              O            05/01/19
    0


    8945205          E22/G01             F          347,000.00         ZZ
                                         180        347,000.00          1
                                       5.000          2,744.05         37
                                       4.750          2,744.05
    VILLA PARK       CA   92861          2            04/09/04         00
    0420257404                           05           06/01/04          0
    0420257404                           O            05/01/19
    0


    8945681          L68/G01             F          442,500.00         ZZ
                                         180        442,500.00          1
                                       4.875          3,470.52         54
                                       4.625          3,470.52
    ENCINO           CA   91316          5            04/12/04         00
    0437740616                           05           06/01/04          0
    5460227                              O            05/01/19
    0


    8945727          U42/G01             F          390,000.00         ZZ
                                         180        390,000.00          1
1


                                       4.875          3,058.76         78
                                       4.625          3,058.76
    NEW BRAUNFELS    TX   78130          2            04/08/04         00
    0437738495                           05           06/01/04          0
    10400302                             O            05/01/19
    0


    8946439          L01/G01             F          494,000.00         ZZ
                                         180        494,000.00          1
                                       4.875          3,874.43         73
                                       4.625          3,874.43
    SCOTTSDALE       AZ   85255          2            04/07/04         00
    0437765696                           03           06/01/04          0
    15768016                             O            05/01/19
    0


    8947455          E82/G01             F          406,400.00         ZZ
                                         180        406,400.00          1
                                       4.875          3,187.38         43
                                       4.625          3,187.38
    MCLEAN           VA   22101          2            04/16/04         00
    0400974200                           05           06/01/04          0
    0400974200                           O            05/01/19
    0


    8947489          E82/G01             F          380,000.00         ZZ
                                         180        380,000.00          1
                                       4.875          2,980.33         36
                                       4.625          2,980.33
    BETHESDA         MD   20817          2            04/14/04         00
    0400970505                           05           06/01/04          0
    0400970505                           O            05/01/19
    0


    8947929          E22/G01             F          158,000.00         ZZ
                                         180        158,000.00          1
                                       5.250          1,270.13         42
                                       5.000          1,270.13
    BREA             CA   92821          5            04/13/04         00
    0420391955                           05           06/01/04          0
    0420391955                           O            05/01/19
    0


    8947963          N74/G01             F           48,000.00         ZZ
                                         180         47,818.54          1
                                       4.875            376.46         20
                                       4.625            376.46
    FAYETTEVILLE     AR   72701          2            04/08/04         00
    0437763063                           05           05/13/04          0
1


    0034479010                           O            04/13/19
    0


    8948283          H58/G01             F          466,000.00         ZZ
                                         180        466,000.00          1
                                       4.875          3,654.83         59
                                       4.625          3,654.83
    CORTE MADERA     CA   94925          2            04/01/04         00
    0437779929                           05           06/01/04          0
    0000220782                           O            05/01/19
    0


    8948317          H58/G01             F          500,000.00         ZZ
                                         180        498,129.36          1
                                       5.000          3,953.97         55
                                       4.750          3,953.97
    SAN DIEGO        CA   92127          2            03/30/04         00
    0437762669                           03           05/01/04          0
    0000222622                           O            04/01/19
    0


    8948375          H58/G01             F          468,000.00         ZZ
                                         180        468,000.00          1
                                       4.875          3,670.52         75
                                       4.625          3,670.52
    SALINAS          CA   93908          2            04/01/04         00
    0437761158                           05           06/01/04          0
    0000220491                           O            05/01/19
    0


    8948401          E22/G01             F          168,000.00         ZZ
                                         180        168,000.00          1
                                       5.125          1,339.50         80
                                       4.875          1,339.50
    MARGATE          FL   33068          5            04/14/04         00
    0420290074                           05           06/01/04          0
    0420290074                           O            05/01/19
    0


    8948411          H58/G01             F          645,000.00         ZZ
                                         180        637,805.78          1
                                       5.375          5,227.51         67
                                       5.125          5,227.51
    SARATOGA         CA   95070          2            01/28/04         00
    0437773781                           05           03/01/04          0
    0000211450                           O            02/01/19
    0


1


    8948443          E22/G01             F          470,000.00         ZZ
                                         180        470,000.00          1
                                       4.875          3,686.20         38
                                       4.625          3,686.20
    CHATSWORTH       CA   91311          2            04/13/04         00
    0420220659                           05           06/01/04          0
    0420220659                           O            05/01/19
    0


    8948445          H58/G01             F          649,500.00         ZZ
                                         180        647,095.31          1
                                       5.125          5,178.60         47
                                       4.875          5,178.60
    RENO             NV   89509          5            03/10/04         00
    0437775976                           03           05/01/04          0
    0000217260                           O            04/01/19
    0


    8948453          Q97/G01             F          580,000.00         ZZ
                                         180        580,000.00          1
                                       4.875          4,548.93         78
                                       4.625          4,548.93
    LEMONT           IL   60439          2            04/02/04         00
    0437758428                           05           06/01/04          0
    16034164                             O            05/01/19
    0


    8948593          H58/G01             F          366,000.00         ZZ
                                         180        364,616.35          1
                                       4.875          2,870.53         30
                                       4.625          2,870.53
    ALAMEDA          CA   94502          2            03/29/04         00
    0437760309                           03           05/01/04          0
    0000221810                           O            04/01/19
    0


    8948841          Y94/G01             F          377,000.00         ZZ
                                         180        377,000.00          1
                                       4.875          2,956.80         32
                                       4.625          2,956.80
    MILLBRAE         CA   94030          2            04/02/04         00
    0437771645                           05           06/01/04          0
    0000010349                           O            05/01/19
    0


    8948851          H58/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
                                       4.750          4,667.00         45
                                       4.500          4,667.00
1


    CORONADO         CA   92118          2            04/01/04         00
    0437776073                           05           06/01/04          0
    221793                               O            05/01/19
    0


    8948991          253/253             F          381,350.00         ZZ
                                         180        381,350.00          1
                                       5.000          3,015.70         75
                                       4.750          3,015.70
    BOULDER          CO   80303          2            04/12/04         00
    348476                               05           06/01/04          0
    348476                               O            05/01/19
    0


    8949047          H58/G01             F          441,000.00         ZZ
                                         180        441,000.00          1
                                       4.750          3,430.24         56
                                       4.500          3,430.24
    VACAVILLE        CA   95688          2            04/05/04         00
    0437773682                           05           06/01/04          0
    220767                               O            05/01/19
    0


    8949651          Y21/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
                                       5.000          3,044.56         48
                                       4.750          3,044.56
    CARLSBAD         CA   92009          2            04/01/04         00
    0437764830                           05           06/01/04          0
    204166705                            O            05/01/19
    0


    8949655          Y21/G01             F          503,500.00         ZZ
                                         180        501,596.53          1
                                       4.875          3,948.94         46
                                       4.625          3,948.94
    SAN DIEGO        CA   92107          2            03/30/04         00
    0437764095                           05           05/01/04          0
    204172781                            O            04/01/19
    0


    8949659          Y21/G01             F          504,750.00         ZZ
                                         180        502,861.59          1
                                       5.000          3,991.54         61
                                       4.750          3,991.54
    OAK PARK         IL   60302          2            03/29/04         00
    0437764996                           05           05/01/04          0
    204164818                            O            04/01/19
    0
1




    8949663          Y21/G01             F        1,000,000.00         ZZ
                                         180      1,000,000.00          1
                                       4.875          7,842.98         42
                                       4.625          7,842.98
    BAY HEAD         NJ   08742          1            04/01/04         00
    0437764913                           05           06/01/04          0
    204169402                            O            05/01/19
    0


    8949673          Y21/G01             F          955,500.00         ZZ
                                         180        951,925.21          1
                                       5.000          7,556.04         64
                                       4.750          7,556.04
    PASADENA         CA   91105          2            03/26/04         00
    0437764111                           05           05/01/04          0
    204171814                            O            04/01/19
    0


    8949681          Y21/G01             F          761,000.00         ZZ
                                         180        761,000.00          1
                                       4.875          5,968.51         64
                                       4.625          5,968.51
    WESTON           FL   33327          2            04/01/04         00
    0437764020                           03           06/01/04          0
    204175798                            O            05/01/19
    0


    8949685          Y21/G01             F          646,400.00         ZZ
                                         180        646,400.00          1
                                       5.000          5,111.70         54
                                       4.750          5,111.70
    GLENDORA         CA   91740          5            04/06/04         00
    0437764277                           05           06/01/04          0
    204190835                            O            05/01/19
    0


    8949819          Y21/G01             F          527,000.00         ZZ
                                         180        524,986.86          1
                                       4.750          4,099.18         52
                                       4.500          4,099.18
    SARATOGA         CA   95070          2            03/31/04         00
    0437763808                           05           05/01/04          0
    204175747                            O            04/01/19
    0


    8949827          Y21/G01             F          640,000.00         ZZ
                                         180        640,000.00          1
1


                                       4.875          5,019.51         48
                                       4.625          5,019.51
    THOUSAND OAKS    CA   91361          2            04/06/04         00
    0437763485                           03           06/01/04          0
    204166101                            O            05/01/19
    0


    8949831          Y21/G01             F          577,000.00         ZZ
                                         180        574,818.66          1
                                       4.875          4,525.40         60
                                       4.625          4,525.40
    JUPITER          FL   33458          2            03/25/04         00
    0437764665                           05           05/01/04          0
    204154308                            O            04/01/19
    0


    8949835          Y21/G01             F          338,300.00         ZZ
                                         180        336,900.74          1
                                       4.875          2,653.28         79
                                       4.625          2,653.28
    ATLANTA          GA   30328          2            03/22/04         00
    0437767429                           05           05/01/04          0
    204179505                            O            04/01/19
    0


    8949867          Y21/G01             F          451,000.00         ZZ
                                         180        449,295.00          1
                                       4.875          3,537.19         55
                                       4.625          3,537.19
    NEEDHAM          MA   02492          2            03/31/04         00
    0437764210                           05           05/01/04          0
    204153280                            O            04/01/19
    0


    8949879          Y21/G01             F          456,000.00         ZZ
                                         180        456,000.00          1
                                       4.875          3,576.40         27
                                       4.625          3,576.40
    CHANHASSEN       MN   55317          2            04/01/04         00
    0437765365                           05           06/01/04          0
    204160677                            O            05/01/19
    0


    8950241          Y62/G01             F          399,999.00         ZZ
                                         180        399,999.00          1
                                       4.875          3,137.18         50
                                       4.625          3,137.18
    LA HABRA         CA   90631          2            04/08/04         00
    0437775950                           03           06/01/04          0
1


    8910855000                           O            05/01/19
    0


    8951177          696/G01             F          424,000.00         ZZ
                                         180        424,000.00          1
                                       5.125          3,380.64         74
                                       4.875          3,380.64
    IJAMSVILLE       MD   21754          2            04/12/04         00
    0437748296                           05           06/01/04          0
    30504044                             O            05/01/19
    0


    8951949          E22/G01             F          663,790.00         ZZ
                                         180        663,790.00          1
                                       4.875          5,206.09         56
                                       4.625          5,206.09
    SEATTLE          WA   98103          2            04/14/04         00
    0420344756                           05           06/01/04          0
    0420344756                           O            05/01/19
    0


    8951977          E22/G01             F          856,000.00         ZZ
                                         180        856,000.00          1
                                       4.875          6,713.59         27
                                       4.625          6,713.59
    LOS ANGELES      CA   90077          2            04/06/04         00
    0420359168                           03           06/01/04          0
    0420359168                           O            05/01/19
    0


    8952151          U87/G01             F          420,000.00         ZZ
                                         180        420,000.00          1
                                       5.000          3,321.33         53
                                       4.750          3,321.33
    OAKLAND          CA   94602          2            04/15/04         00
    0437765928                           05           06/01/04          0
    7024                                 O            05/01/19
    0


    8953361          B49/G01             F          440,000.00         ZZ
                                         180        440,000.00          1
                                       4.875          3,450.91         36
                                       4.625          3,450.91
    EVERGREEN        CO   80439          2            04/09/04         00
    0437766991                           05           06/01/04          0
    000365560550                         O            05/01/19
    0


1


    8953459          W45/G01             F          571,000.00         ZZ
                                         180        571,000.00          1
                                       5.000          4,515.43         26
                                       4.750          4,515.43
    LAGUNA HILLS     CA   92653          5            04/01/04         00
    0437786494                           03           06/01/04          0
    0288227338                           O            05/01/19
    0


    8953479          714/G01             F          396,455.00         ZZ
                                         180        396,455.00          1
                                       4.750          3,083.75         46
                                       4.500          3,083.75
    MEQUON           WI   53092          2            04/05/04         00
    0437772825                           05           06/01/04          0
    845184                               O            05/01/19
    0


    8953491          W45/G01             F          511,000.00         ZZ
                                         180        511,000.00          1
                                       5.125          4,074.31         57
                                       4.875          4,074.31
    SAN CLEMENTE     CA   92673          2            04/01/04         00
    0437788961                           29           06/01/04          0
    0288213455                           O            05/01/19
    0


    8953701          714/G01             F          485,000.00         ZZ
                                         180        485,000.00          1
                                       4.750          3,772.48         58
                                       4.500          3,772.48
    MEQUON           WI   53092          5            04/05/04         00
    0437785785                           05           06/01/04          0
    1                                    O            05/01/19
    0


    8953863          E82/G01             F          143,100.00         ZZ
                                         180        143,100.00          1
                                       5.125          1,140.97         53
                                       4.875          1,140.97
    PHOENIX          AZ   85054          2            04/16/04         00
    0400963518                           05           06/01/04          0
    0400963518                           O            05/01/19
    0


    8953871          E82/G01             F          727,800.00         ZZ
                                         180        727,800.00          1
                                       4.875          5,708.12         51
                                       4.625          5,708.12
1


    OMAHA            NE   68154          2            04/16/04         00
    0400972816                           05           06/01/04          0
    0400972816                           O            05/01/19
    0


    8954129          369/G01             F          431,000.00         ZZ
                                         180        427,768.29          1
                                       5.000          3,408.32         67
                                       4.750          3,408.32
    OREM             UT   84058          5            02/25/04         00
    0437772684                           05           04/01/04          0
    77490407                             O            03/01/19
    0


    8954293          Y84/G01             F          408,000.00         ZZ
                                         180        408,000.00          1
                                       4.875          3,199.93         58
                                       4.625          3,199.93
    LYNNFIELD        MA   01940          2            04/09/04         00
    0437764079                           05           06/01/04          0
    1001901170                           O            05/01/19
    0


    8954335          369/G01             F          500,000.00         ZZ
                                         180        498,109.76          1
                                       4.875          3,921.49         46
                                       4.625          3,921.49
    MONROE           LA   71201          1            03/29/04         00
    0437762206                           05           05/01/04          0
    77636801                             O            04/01/19
    0


    8954607          L76/G01             F          251,000.00         ZZ
                                         180        251,000.00          1
                                       5.125          2,001.27         84
                                       4.875          2,001.27
    INDEPENDENCE     MO   64055          2            04/15/04         11
    0437761687                           05           06/01/04          6
    9927830000                           O            05/01/19
    0


    8954609          Y41/G01             F          450,750.00         ZZ
                                         180        450,750.00          1
                                       4.875          3,535.22         69
                                       4.625          3,535.22
    MAPLE GROVE      MN   55311          2            04/07/04         00
    0437753239                           05           06/01/04          0
    11038039                             O            05/01/19
    0
1




    8954727          E82/G01             F          251,000.00         ZZ
                                         180        251,000.00          1
                                       5.000          1,984.89         41
                                       4.750          1,984.89
    OLNEY            MD   20832          2            04/16/04         00
    0400973400                           03           06/01/04          0
    0400973400                           O            05/01/19
    0


    8956111          E22/G01             F          425,000.00         ZZ
                                         180        425,000.00          1
                                       4.875          3,333.26         22
                                       4.625          3,333.26
    COLTS NECK TWP.  NJ   07722          2            04/16/04         00
    0420400186                           05           06/01/04          0
    0420400186                           O            05/01/19
    0


    8957127          E22/G01             F          156,000.00         ZZ
                                         180        156,000.00          1
                                       5.250          1,254.05         70
                                       5.000          1,254.05
    NORTH LAS VEGAS  NV   89031          5            04/08/04         00
    0420093445                           05           06/01/04          0
    0420093445                           O            05/01/19
    0


    8957187          E22/G01             F          317,000.00         ZZ
                                         180        317,000.00          1
                                       4.875          2,486.22         51
                                       4.625          2,486.22
    THOUSAND OAKS    CA   91360          2            04/15/04         00
    0416179398                           05           06/01/04          0
    0416179398                           O            05/01/19
    0


    8957193          E22/G01             F          700,000.00         ZZ
                                         180        700,000.00          1
                                       4.875          5,490.08         55
                                       4.625          5,490.08
    PALM SPRINGS     CA   92264          2            04/15/04         00
    0416259828                           05           06/01/04          0
    0416259828                           O            05/01/19
    0


    8958843          K15/G01             F           66,100.00         ZZ
                                         180         66,100.00          1
1


                                       5.125            527.03         67
                                       4.875            527.03
    ARLINGTON        OR   97812          2            04/12/04         00
    0437772171                           05           06/01/04          0
    019305518526                         O            05/01/19
    0


    8960465          E22/G01             F          695,000.00         ZZ
                                         180        695,000.00          1
                                       4.875          5,450.87         34
                                       4.625          5,450.87
    SANTA MONICA     CA   90402          2            04/13/04         00
    0420276651                           05           06/01/04          0
    0420276651                           O            05/01/19
    0


    8960575          X64/G01             F          426,300.00         ZZ
                                         180        424,705.10          1
                                       5.000          3,371.15         29
                                       4.750          3,371.15
    BLOOMFIELD HILL  MI   48304          2            03/31/04         00
    0437766298                           05           05/01/04          0
    0000026527                           O            04/01/19
    0


    8960645          K15/G01             F           97,400.00         TX
                                         180         97,400.00          1
                                       4.875            763.91         62
                                       4.625            763.91
    MESQUITE         TX   75149          5            04/15/04         00
    0437774870                           05           06/01/04          0
    019705518721                         O            05/01/19
    0


    8960923          X89/G01             F          341,000.00         ZZ
                                         180        341,000.00          1
                                       5.000          2,696.61         64
                                       4.750          2,696.61
    NORTH HILLS      CA   91343          2            04/16/04         00
    0437790389                           05           06/01/04          0
    2038994                              O            05/01/19
    0


    8961005          Q59/G01             F          551,000.00         ZZ
                                         180        548,916.96          1
                                       4.875          4,321.48         65
                                       4.625          4,321.48
    CYPRESS          CA   90630          1            03/26/04         00
    0437775745                           05           05/01/04          0
1


    0000601899                           O            04/01/19
    0


    8961141          E82/G01             F          365,000.00         ZZ
                                         180        365,000.00          1
                                       5.000          2,886.40         72
                                       4.750          2,886.40
    GLENCOE          IL   60022          2            04/19/04         00
    0400973749                           05           06/01/04          0
    0400973749                           O            05/01/19
    0


    8961897          M27/G01             F          419,300.00         ZZ
                                         180        419,300.00          1
                                       4.875          3,288.56         70
                                       4.625          3,288.56
    KNOXVILLE        TN   37922          2            04/15/04         00
    0437782329                           03           06/01/04          0
    5000081478                           O            05/01/19
    0


    8962833          E82/G01             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       5.125          2,750.76         60
                                       4.875          2,750.76
    LIVERMORE        CA   94550          2            04/19/04         00
    0400977070                           05           06/01/04          0
    0400977070                           O            05/01/19
    0


    8962877          E82/G01             F          460,000.00         ZZ
                                         180        460,000.00          1
                                       5.000          3,637.65         47
                                       4.750          3,637.65
    LOS ALTOS        CA   94024          2            04/19/04         00
    0400968152                           05           06/01/04          0
    0400968152                           O            05/01/19
    0


    8962929          E82/G01             F          348,500.00         ZZ
                                         180        348,500.00          1
                                       4.875          2,733.28         64
                                       4.625          2,733.28
    ROUND ROCK       TX   78664          2            04/19/04         00
    0400970257                           03           06/01/04          0
    0400970257                           O            05/01/19
    0


1


    8962951          E22/G01             F          525,000.00         ZZ
                                         180        525,000.00          1
                                       4.875          4,117.56         55
                                       4.625          4,117.56
    LOS ANGELES      CA   90005          2            04/15/04         00
    0420431652                           05           06/01/04          0
    0420431652                           O            05/01/19
    0


    8962999          E22/G01             F          383,600.00         ZZ
                                         180        383,600.00          1
                                       4.875          3,008.56         39
                                       4.625          3,008.56
    RIVER FOREST     IL   60305          2            04/19/04         00
    0420391906                           05           06/01/04          0
    0420391906                           O            05/01/19
    0


    8963085          E22/G01             F          367,000.00         ZZ
                                         180        367,000.00          1
                                       5.000          2,902.21         75
                                       4.750          2,902.21
    MUNDELEIN        IL   60060          2            04/19/04         00
    0420364317                           05           06/01/04          0
    0420364317                           O            05/01/19
    0


    8963259          E22/G01             F          473,000.00         ZZ
                                         180        473,000.00          1
                                       4.875          3,709.73         24
                                       4.625          3,709.73
    PALOS VERDES ES  CA   90274          2            04/05/04         00
    0420212672                           05           06/01/04          0
    0420212672                           O            05/01/19
    0


    8963283          E22/G01             F          641,000.00         ZZ
                                         180        641,000.00          1
                                       4.875          5,027.35         59
                                       4.625          5,027.35
    KENNER           LA   70065          2            04/19/04         00
    0420239865                           05           06/01/04          0
    0420239865                           O            05/01/19
    0


    8963725          K15/G01             F           89,800.00         ZZ
                                         180         89,800.00          1
                                       4.875            704.30         70
                                       4.625            704.30
1


    INDIANAPOLIS     IN   46228          2            04/21/04         00
    0437775448                           05           06/01/04          0
    014005521207                         O            05/01/19
    0


    8963729          Y94/G01             F          394,000.00         ZZ
                                         180        394,000.00          1
                                       4.875          3,090.13         50
                                       4.625          3,090.13
    CUPERTINO        CA   95014          2            04/07/04         00
    0437791791                           05           06/01/04          0
    0000010185                           O            05/01/19
    0


    8963735          S11/G01             F          356,000.00         ZZ
                                         180        356,000.00          1
                                       4.875          2,792.10         33
                                       4.625          2,792.10
    LOS ANGELES      CA   90077          2            04/06/04         00
    0437776776                           05           06/01/04          0
    11501111                             O            05/01/19
    0


    8963861          X89/G01             F          391,000.00         ZZ
                                         180        391,000.00          1
                                       5.000          3,092.01         74
                                       4.750          3,092.01
    LITTLE ROCK      AR   72207          5            04/17/04         00
    0437785900                           05           06/01/04          0
    2039864                              O            05/01/19
    0


    8964923          E82/G01             F          493,000.00         ZZ
                                         180        493,000.00          1
                                       5.000          3,898.61         58
                                       4.750          3,898.61
    GLENDALE         AZ   85306          2            04/23/04         00
    0400970109                           05           06/01/04          0
    0400970109                           O            05/01/19
    0


    8966273          E22/G01             F          454,000.00         ZZ
                                         180        454,000.00          1
                                       4.875          3,560.71         57
                                       4.625          3,560.71
    HERMOSA BEACH    CA   90254          2            04/19/04         00
    0420357220                           05           06/01/04          0
    0420357220                           O            05/01/19
    0
1




    8966451          E22/G01             F          360,000.00         ZZ
                                         180        360,000.00          1
                                       4.750          2,800.19         65
                                       4.500          2,800.19
    LOS ANGELES      CA   91607          5            04/08/04         00
    0420189920                           05           06/01/04          0
    0420189920                           O            05/01/19
    0


    8966481          E22/G01             F          346,000.00         ZZ
                                         120        346,000.00          1
                                       5.000          3,669.87         61
                                       4.750          3,669.87
    DOWNERS GROVE    IL   60516          2            04/21/04         00
    0420254047                           05           06/01/04          0
    0420254047                           O            05/01/14
    0


    8966681          E22/G01             F          648,400.00         ZZ
                                         180        648,400.00          1
                                       4.875          5,085.38         48
                                       4.625          5,085.38
    WOODINVILLE      WA   98077          2            04/13/04         00
    0420437493                           03           06/01/04          0
    0420437493                           O            05/01/19
    0


    8968363          696/G01             F          528,000.00         ZZ
                                         180        528,000.00          1
                                       5.000          4,175.39         47
                                       4.750          4,175.39
    DAVIDSONVILLE    MD   21035          5            04/16/04         00
    0437776750                           05           06/01/04          0
    30504048                             O            05/01/19
    0


    8969165          E82/G01             F          429,600.00         ZZ
                                         180        429,600.00          1
                                       4.875          3,369.34         60
                                       4.625          3,369.34
    GREAT FALLS      VA   22066          2            04/22/04         00
    0400970042                           03           06/01/04          0
    0400970042                           O            05/01/19
    0


    8971211          116/116             F          433,900.00         ZZ
                                         180        433,900.00          1
1


                                       4.750          3,375.01         67
                                       4.500          3,375.01
    HOUSTON          TX   77005          2            04/16/04         00
    1000001011                           05           06/01/04          0
    1000001011                           O            05/01/19
    0


    8973639          E82/G01             F          231,000.00         ZZ
                                         180        231,000.00          1
                                       4.875          1,811.73         70
                                       4.625          1,811.73
    VENICE           CA   90291          2            04/22/04         00
    0400972824                           05           06/01/04          0
    0400972824                           O            05/01/19
    0


    8973649          E82/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
                                       5.000          3,953.97         52
                                       4.750          3,953.97
    BASKING RIDGE    NJ   07920          2            04/22/04         00
    0400975280                           03           06/01/04          0
    0400975280                           O            05/01/19
    0


    8973993          E22/G01             F          505,000.00         ZZ
                                         180        505,000.00          1
                                       4.875          3,960.70         69
                                       4.625          3,960.70
    HENDERSON        NV   89052          2            04/15/04         00
    0420518029                           03           06/01/04          0
    0420518029                           O            05/01/19
    0


    8974255          E22/G01             F          138,000.00         ZZ
                                         180        138,000.00          1
                                       4.875          1,082.33         65
                                       4.625          1,082.33
    LARAMIE          WY   82070          2            04/22/04         00
    0420468241                           05           06/01/04          0
    0420468241                           O            05/01/19
    0


    8974497          E22/G01             F          183,000.00         ZZ
                                         180        183,000.00          1
                                       5.000          1,447.15         50
                                       4.750          1,447.15
    POMONA           CA   91766          2            04/13/04         00
    0420258907                           03           06/01/04          0
1


    0420258907                           O            05/01/19
    0


    8974649          E22/G01             F          120,000.00         ZZ
                                         180        120,000.00          1
                                       5.000            948.95         34
                                       4.750            948.95
    MIAMI            FL   33179          5            04/22/04         00
    0420054314                           05           06/01/04          0
    0420054314                           O            05/01/19
    0


    8974693          K15/G01             F           88,365.36         ZZ
                                         180         88,365.36          1
                                       5.125            704.56         36
                                       4.875            704.56
    DEL RIO          TX   78840          2            04/21/04         00
    0437790306                           05           06/01/04          0
    018705518742                         O            05/01/19
    0


    8977801          F34/G01             F          198,500.00         ZZ
                                         180        198,500.00          1
                                       5.375          1,608.77         66
                                       5.125          1,608.77
    PITTSBURGH       PA   15211          2            04/21/04         00
    0437796071                           06           06/01/04          0
    4500403011                           O            05/01/19
    0


    8977957          Q97/G01             F          349,500.00         ZZ
                                         180        349,500.00          1
                                       4.750          2,718.52         17
                                       4.500          2,718.52
    DOVER            MA   02030          2            04/13/04         00
    0437778343                           05           06/01/04          0
    16034120                             O            05/01/19
    0


    8978189          E22/G01             F          640,000.00         ZZ
                                         180        640,000.00          1
                                       5.250          5,144.82         58
                                       5.000          5,144.82
    YORBA LINDA      CA   92886          2            04/12/04         00
    0420525875                           05           06/01/04          0
    0420525875                           O            05/01/19
    0


1


    8978253          E22/G01             F          330,000.00         ZZ
                                         180        330,000.00          1
                                       5.250          2,652.80         74
                                       5.000          2,652.80
    FENTON           MI   48430          2            04/23/04         00
    0420507964                           05           06/01/04          0
    0420507964                           O            05/01/19
    0


    8978461          E22/G01             F          510,000.00         ZZ
                                         180        510,000.00          1
                                       5.000          4,033.05         65
                                       4.750          4,033.05
    MILFORD          CT   06460          5            04/23/04         00
    0420471427                           01           06/01/04          0
    0420471427                           O            05/01/19
    0


    8979073          E22/G01             F          122,000.00         TX
                                         180        122,000.00          1
                                       4.875            956.84         41
                                       4.625            956.84
    HOUSTON          TX   77065          5            04/19/04         00
    0420240111                           03           06/01/04          0
    0420240111                           O            05/01/19
    0


    8979393          E82/G01             F          418,000.00         ZZ
                                         180        418,000.00          1
                                       4.875          3,278.36         90
                                       4.625          3,278.36
    KNOXVILLE        TN   37932          2            04/26/04         04
    0400975066                           05           06/01/04         12
    0400975066                           O            05/01/19
    0


    8979425          E82/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
                                       5.000          2,174.68         69
                                       4.750          2,174.68
    OLYMPIA          WA   98506          5            04/26/04         00
    0400971685                           05           06/01/04          0
    0400971685                           O            05/01/19
    0


    8981165          E23/G01             F          376,000.00         ZZ
                                         180        374,578.54          1
                                       4.875          2,948.96         72
                                       4.625          2,948.96
1


    SAN FRANCISCO    CA   94132          2            03/16/04         00
    0437788136                           05           05/01/04          0
    62012307                             O            04/01/19
    0


    8982067          E82/G01             F          134,000.00         ZZ
                                         180        134,000.00          1
                                       4.875          1,050.96         35
                                       4.625          1,050.96
    NORTH HOLLYWOOD  CA   91606          2            04/21/04         00
    0400970612                           05           06/01/04          0
    0400970612                           O            05/01/19
    0


    8982091          Q97/G01             F          630,000.00         ZZ
                                         180        630,000.00          1
                                       4.875          4,941.07         27
                                       4.625          4,941.07
    WESTPORT         CT   06880          2            04/22/04         00
    0437783715                           05           06/01/04          0
    16034216                             O            05/01/19
    0


    8982685          975/G01             F          580,000.00         ZZ
                                         180        580,000.00          1
                                       5.000          4,586.60         39
                                       4.750          4,586.60
    NEWPORT BEACH    CA   92625          2            04/01/04         00
    0437795412                           03           06/01/04          0
    2041758                              O            05/01/19
    0


    8985847          B60/G01             F          525,000.00         ZZ
                                         180        525,000.00          1
                                       5.000          4,151.67         44
                                       4.750          4,151.67
    SAN CLEMENTE     CA   92673          2            04/20/04         00
    0437789514                           03           06/01/04          0
    633351                               O            05/01/19
    0


    8991013          N47/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
                                       5.125          5,182.58         55
                                       4.875          5,182.58
    ORINDA           CA   94563          5            04/23/04         00
    0437798176                           05           06/01/04          0
    90504815                             O            05/01/19
    0
1




    8993241          E82/G01             F          158,400.00         ZZ
                                         180        158,400.00          1
                                       5.000          1,252.62         47
                                       4.750          1,252.62
    STATEN ISLAND    NY   10301          2            04/17/04         00
    0400961488                           05           06/01/04          0
    0400961488                           O            05/01/19
    0


    9076392          E82/G01             F          211,000.00         ZZ
                                         180        208,718.67          1
                                       5.500          1,724.05         70
                                       5.250          1,724.05
    MIAMI            FL   33196          2            01/22/04         00
    0400943759                           05           03/01/04          0
    0400943759                           O            02/01/19
    0


    9090690          E22/G01             F          154,500.00         ZZ
                                         180        152,307.55          1
                                       5.375          1,252.17         64
                                       5.125          1,252.17
    PONTIAC          MI   48341          2            01/29/04         00
    0419641071                           05           03/01/04          0
    0419641071                           O            02/01/19
    0


    9102052          956/956             F          129,200.00         ZZ
                                         180        127,758.82          1
                                       5.125          1,030.14         68
                                       4.875          1,030.14
    AUSTIN           TX   78738          1            01/30/04         00
    1614010249                           03           03/01/04          0
    1614010249                           O            02/01/19
    0


    9104884          E22/G01             F           41,069.00         ZZ
                                         180         40,216.13          1
                                       5.500            335.57         58
                                       5.250            335.57
    PHARR            TX   78577          2            01/30/04         00
    0419505938                           05           03/01/04          0
    0419505938                           O            02/01/19
    0


    9137426          E22/G01             F           75,660.00         ZZ
                                         180         75,121.58          1
1


                                       5.625            623.24         78
                                       5.375            623.24
    LILLIAN          AL   36549          5            02/13/04         00
    0419730411                           05           04/01/04          0
    0419730411                           O            03/01/19
    0


    9156778          E82/G01             F          253,000.00         ZZ
                                         180        252,073.07          1
                                       5.250          2,033.81         33
                                       5.000          2,033.81
    TAVERNIER        FL   33037          2            02/23/04         00
    0400942959                           05           05/01/04          0
    0400942959                           O            04/01/19
    0


    9181716          956/956             F          361,000.00         ZZ
                                         180        358,264.96          1
                                       4.875          2,831.31         62
                                       4.625          2,831.31
    TUCSON           AZ   85718          2            02/06/04         00
    1114010245                           03           04/01/04          0
    1114010245                           O            03/01/19
    0


    9181744          956/956             F          720,000.00         ZZ
                                         180        714,601.36          1
                                       5.000          5,693.71         61
                                       4.750          5,693.71
    SOUTHLAKE        TX   76092          1            02/27/04         00
    1614020219                           03           04/01/04          0
    1614020219                           O            03/01/19
    0


    9181828          956/956             F          532,000.00         ZZ
                                         180        527,969.41          1
                                       4.875          4,172.46         49
                                       4.625          4,172.46
    CHARLOTTE        NC   28226          2            02/12/04         00
    3914010093                           05           04/01/04          0
    3914010093                           O            03/01/19
    0


    9181872          956/956             F          478,000.00         ZZ
                                         180        473,396.05          1
                                       5.125          3,811.19         59
                                       4.875          3,811.19
    MINNETONKA       MN   55345          2            02/19/04         00
    5714010110                           05           04/01/04          0
1


    5714010110                           O            03/01/19
    0


    9193704          225/G01             F          450,000.00         T
                                         180        446,729.77          1
                                       5.375          3,647.09         60
                                       5.125          3,647.09
    DELRAY BEACH     FL   33446          1            02/19/04         00
    0437562879                           03           04/01/04          0
    006959542                            O            03/01/19
    0


    9203584          F28/G01             F          650,000.00         ZZ
                                         180        645,176.62          1
                                       5.125          5,182.59         60
                                       4.875          5,182.59
    BIRMINGHAM       AL   35242          2            02/20/04         00
    0437625460                           03           04/01/04          0
    7600734                              O            03/01/19
    0


    9203588          F28/G01             F          586,000.00         ZZ
                                         180        581,606.10          1
                                       5.000          4,634.05         52
                                       4.750          4,634.05
    LITITZ           PA   17543          2            02/27/04         00
    0437635436                           05           04/01/04          0
    7609927                              O            03/01/19
    0


    9203600          F28/G01             F          362,000.00         ZZ
                                         180        359,154.10          1
                                       5.250          2,910.04         69
                                       5.000          2,910.04
    HENDERSON        NV   89052          2            02/20/04         00
    0437637275                           03           04/01/04          0
    7685133                              O            03/01/19
    0


    9214350          W68/G01             F          641,600.00         ZZ
                                         180        639,174.45          1
                                       4.875          5,032.05         59
                                       4.625          5,032.05
    PLANO            TX   75093          2            03/12/04         00
    0437645302                           03           05/01/04          0
    4030733                              O            04/01/19
    0


1


    9228130          X89/G01             F          345,950.00         ZZ
                                         180        344,655.70          1
                                       5.000          2,735.76         66
                                       4.750          2,735.76
    ELLICOTT CITY    MD   21042          2            03/19/04         00
    0437645278                           05           05/01/04          0
    2036797                              O            04/01/19
    0


    9244696          696/G01             F          601,800.00         ZZ
                                         180        599,524.91          1
                                       4.875          4,719.90         51
                                       4.625          4,719.90
    MCLEAN           VA   22102          2            03/16/04         00
    0437645492                           03           05/01/04          0
    10104036                             O            04/01/19
    0


    9244816          E22/G01             F          153,000.00         ZZ
                                         180        152,439.45          1
                                       5.250          1,229.93         63
                                       5.000          1,229.93
    LINDEN CITY      NJ   07036          5            03/24/04         00
    0420153272                           05           05/01/04          0
    0420153272                           O            04/01/19
    0


    9245594          E22/G01             F          100,100.00         ZZ
                                         180         99,725.50          1
                                       5.000            791.58         34
                                       4.750            791.58
    LAKE ELSINORE    CA   92530          5            03/22/04         00
    0420030645                           05           05/01/04          0
    0420030645                           O            04/01/19
    0


    9249130          E82/G01             F          367,100.00         ZZ
                                         180        365,755.02          1
                                       5.250          2,951.04         70
                                       5.000          2,951.04
    BOHEMIA          NY   11716          2            03/21/04         00
    0400953295                           05           05/01/04          0
    0400953295                           O            04/01/19
    0


    9253330          758/G01             F          425,800.00         ZZ
                                         180        424,206.97          1
                                       5.000          3,367.20         66
                                       4.750          3,367.20
1


    DALLAS           TX   75243          2            03/15/04         00
    0437657430                           03           05/01/04          0
    1400000116                           O            04/01/19
    0


    9254032          E22/G01             F          500,000.00         ZZ
                                         180        498,129.36          1
                                       5.000          3,953.97         73
                                       4.750          3,953.97
    TEWKSBURY        MA   01876          2            03/26/04         00
    0420075533                           05           05/01/04          0
    0420075533                           O            04/01/19
    0


    9256048          642/G01             F          432,461.00         ZZ
                                         180        430,820.60          1
                                       4.875          3,391.78         44
                                       4.625          3,391.78
    CHICAGO          IL   60610          2            03/25/04         00
    0437669013                           01           05/01/04          0
    03121504                             O            04/01/19
    0


    9257036          Y21/G01             F          528,000.00         ZZ
                                         180        526,003.90          1
                                       4.875          4,141.10         58
                                       4.625          4,141.10
    SAN DIEGO        CA   92037          2            03/16/04         00
    0437690266                           09           05/01/04          0
    204135010                            O            04/01/19
    0


    9257332          E82/G01             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       4.875          2,705.83         72
                                       4.625          2,705.83
    OAKTON           VA   22124          2            03/31/04         00
    0400968087                           05           06/01/04          0
    0400968087                           O            05/01/19
    0


    9259524          Y65/G01             F          367,700.00         ZZ
                                         180        366,338.64          1
                                       5.125          2,931.75         32
                                       4.875          2,931.75
    LOS ALTOS HILLS  CA   94024          2            03/03/04         00
    0437672645                           05           05/01/04          0
    40136568                             O            04/01/19
    0
1




    9259546          Y65/G01             F          645,348.00         ZZ
                                         180        642,882.78          1
                                       4.750          5,019.72         80
                                       4.500          5,019.72
    CORONA           CA   92881          1            03/10/04         00
    0437684186                           05           05/01/04          0
    40139178                             O            04/01/19
    0


    9259580          Y65/G01             F          448,250.00         ZZ
                                         180        446,555.41          1
                                       4.875          3,515.61         69
                                       4.625          3,515.61
    SEATTLE          WA   98117          2            03/09/04         00
    0437677438                           05           05/01/04          0
    40138928                             O            04/01/19
    0


    9260056          Y65/G01             F          496,000.00         ZZ
                                         180        494,182.76          1
                                       5.250          3,987.24         80
                                       5.000          3,987.24
    DALLAS           TX   75254          2            03/16/04         00
    0437674856                           03           05/01/04          0
    40140890                             O            04/01/19
    0


    9260098          Y65/G01             F          385,000.00         ZZ
                                         120        379,997.90          1
                                       4.875          4,060.04         44
                                       4.625          4,060.04
    WEST HILLS       CA   91307          5            02/24/04         00
    0437686959                           03           04/01/04          0
    40130572                             O            03/01/14
    0


    9261692          H58/G01             F          375,000.00         ZZ
                                         180        373,552.56          1
                                       4.625          2,892.75         47
                                       4.375          2,892.75
    WALNUT CREEK     CA   94598          2            03/23/04         00
    0437684756                           05           05/01/04          0
    0000219315                           O            04/01/19
    0


    9261868          E82/G01             F          326,000.00         ZZ
                                         180        326,000.00          1
1


                                       5.000          2,577.99         71
                                       4.750          2,577.99
    MEMPHIS          TN   38111          2            03/30/04         00
    0400962916                           05           06/01/04          0
    0400962916                           O            05/01/19
    0


    9262746          E22/G01             F          993,000.00         ZZ
                                         180        989,284.92          1
                                       5.000          7,852.58         53
                                       4.750          7,852.58
    PARK RIDGE       IL   60068          2            03/29/04         00
    420037327                            05           05/01/04          0
    0420037327                           O            04/01/19
    0


    9263590          M29/G01             F          466,900.00         ZZ
                                         180        466,900.00          1
                                       4.750          3,631.70         51
                                       4.500          3,631.70
    PARKER           CO   80134          2            04/02/04         00
    0437690761                           03           06/01/04          0
    0403108TC                            O            05/01/19
    0


    9264222          M29/G01             F          530,300.00         ZZ
                                         180        530,300.00          1
                                       4.750          4,124.84         38
                                       4.500          4,124.84
    DENVER           CO   80220          2            04/01/04         00
    0437684798                           05           06/01/04          0
    0403107TC                            O            05/01/19
    0


    9264264          E82/G01             F          278,550.00         ZZ
                                         180        278,550.00          1
                                       4.875          2,184.66         72
                                       4.625          2,184.66
    SEATTLE          WA   98112          2            04/02/04         00
    0400967931                           05           06/01/04          0
    0400967931                           O            05/01/19
    0


    9265886          196/G01             F          425,000.00         ZZ
                                         180        423,426.48          1
                                       5.125          3,388.62         64
                                       4.875          3,388.62
    CONCORD          MA   01742          5            03/11/04         00
    0437733942                           05           05/01/04          0
1


    1736782                              O            04/01/19
    0


    9265888          196/G01             F          650,000.00         ZZ
                                         180        647,517.01          1
                                       4.750          5,055.91         69
                                       4.500          5,055.91
    HOPKINTON        MA   01748          5            03/26/04         00
    0437738222                           05           05/01/04          0
    1736838                              O            04/01/19
    0


    9265890          196/G01             F          425,000.00         ZZ
                                         180        423,409.95          1
                                       5.000          3,360.88         49
                                       4.750          3,360.88
    BROOKLINE        MA   02467          5            03/26/04         00
    0437729817                           05           05/01/04          0
    1736847                              O            04/01/19
    0


    9265892          196/G01             F          592,000.00         T
                                         180        587,607.02          1
                                       5.125          4,720.14         80
                                       4.875          4,720.14
    MENOMONIE        WI   54730          1            03/01/04         00
    0437732027                           05           04/01/04          0
    1753552                              O            03/01/19
    0


    9265894          196/G01             F          485,000.00         ZZ
                                         180        483,223.07          1
                                       5.250          3,898.81         33
                                       5.000          3,898.81
    THOUSAND OAKS    CA   91320          2            03/16/04         00
    0437732159                           03           05/01/04          0
    1757156                              O            04/01/19
    0


    9265898          196/G01             F          370,000.00         ZZ
                                         180        368,601.22          1
                                       4.875          2,901.91         39
                                       4.625          2,901.91
    TARZANA          CA   91356          2            03/05/04         00
    0437729767                           05           05/01/04          0
    1757187                              O            04/01/19
    0


1


    9265900          196/G01             F          465,000.00         ZZ
                                         180        463,278.39          1
                                       5.125          3,707.55         29
                                       4.875          3,707.55
    ENCINO           CA   91436          2            03/24/04         00
    0437728991                           05           05/01/04          0
    1757968                              O            04/01/19
    0


    9266778          Y94/G01             F          591,600.00         ZZ
                                         180        589,340.10          1
                                       4.750          4,601.65         52
                                       4.500          4,601.65
    LOS GATOS        CA   95032          2            03/22/04         00
    0437788953                           05           05/01/04          0
    0000010234                           O            04/01/19
    0


    9266810          W40/G01             F          917,000.00         ZZ
                                         120        911,055.03          1
                                       4.875          9,670.28         49
                                       4.625          9,670.28
    NORTHVIILLE      MI   48167          2            03/30/04         00
    0437675853                           05           05/01/04          0
    1055001565                           O            04/01/14
    0


    9267050          550/550             F          559,933.00         ZZ
                                         180        557,829.37          1
                                       4.950          4,413.35         44
                                       4.700          4,413.35
    LOS ANGELES      CA   90064          2            03/25/04         00
    120701383000000                      05           05/01/04          0
    120701383                            O            04/01/19
    0


    9267710          H58/G01             F          445,000.00         ZZ
                                         180        443,317.68          1
                                       4.875          3,490.13         58
                                       4.625          3,490.13
    BRENTWOOD        CA   94513          5            03/18/04         00
    0437679491                           05           05/01/04          0
    0000220430                           O            04/01/19
    0


    9269060          E82/G01             F          201,000.00         ZZ
                                         180        201,000.00          1
                                       4.875          1,576.44         70
                                       4.625          1,576.44
1


    NORTHBRIDGE      MA   01534          2            04/01/04         00
    0400969705                           05           06/01/04          0
    0400969705                           O            05/01/19
    0


    9269228          E22/G01             F           37,200.00         ZZ
                                         120         36,963.62          1
                                       5.250            399.13         60
                                       5.000            399.13
    LAKE CITY        SC   29560          5            03/30/04         00
    0420251514                           05           05/01/04          0
    0420251514                           O            04/01/14
    0


    9269326          E22/G01             F           58,000.00         ZZ
                                         180         57,789.72          1
                                       5.375            470.07         76
                                       5.125            470.07
    SOMERSET         KY   42501          2            04/01/04         00
    0420230583                           05           05/01/04          0
    0420230583                           O            04/01/19
    0


    9269620          H58/G01             F          571,000.00         ZZ
                                         180        568,841.35          1
                                       4.875          4,478.34         68
                                       4.625          4,478.34
    BELLEVUE         WA   98004          2            03/23/04         00
    0437691488                           05           05/01/04          0
    0000220810                           O            04/01/19
    0


    9269688          H58/G01             F          379,000.00         ZZ
                                         180        377,582.06          1
                                       5.000          2,997.11         35
                                       4.750          2,997.11
    FAIRFAX          CA   94930          2            03/17/04         00
    0437696685                           03           05/01/04          0
    0000219436                           O            04/01/19
    0


    9270128          K15/G01             F           90,700.00         ZZ
                                         180         90,360.67          1
                                       5.000            717.25         61
                                       4.750            717.25
    BALTIMORE        MD   21207          2            03/24/04         00
    0437689524                           05           05/01/04          0
    007905530288                         O            04/01/19
    0
1




    9271488          116/116             F          640,950.00         ZZ
                                         180        638,552.03          1
                                       5.000          5,068.60         54
                                       4.750          5,068.60
    BELLAIRE         TX   77401          2            03/26/04         00
    1000000987                           05           05/01/04          0
    1000000987                           O            04/01/19
    0


    9271528          Q57/G01             F          376,000.00         ZZ
                                         180        374,578.54          1
                                       4.875          2,948.96         47
                                       4.625          2,948.96
    LOS ANGELES      CA   90046          2            03/25/04         00
    0437739865                           05           05/01/04          0
    11101623                             O            04/01/19
    0


    9271568          E82/G01             F          361,000.00         ZZ
                                         180        361,000.00          1
                                       5.000          2,854.76         74
                                       4.750          2,854.76
    WEST HILLS       CA   91304          2            04/02/04         00
    0400966545                           05           06/01/04          0
    0400966545                           O            05/01/19
    0


    9271578          E82/G01             F          176,000.00         ZZ
                                         180        176,000.00          1
                                       5.000          1,391.80         63
                                       4.750          1,391.80
    LONG BEACH       CA   90815          2            04/02/04         00
    0400961611                           05           06/01/04          0
    0400961611                           O            05/01/19
    0


    9271716          E22/G01             F          163,000.00         TX
                                         180        162,409.04          1
                                       5.375          1,321.06         69
                                       5.125          1,321.06
    CARROLLTON       TX   75007          5            04/01/04         00
    0420156309                           05           05/01/04          0
    0420156309                           O            04/01/19
    0


    9272192          E22/G01             F          386,500.00         ZZ
                                         180        386,500.00          1
1


                                       4.875          3,031.31         63
                                       4.625          3,031.31
    NAPLES           FL   34109          2            04/02/04         00
    0420323487                           03           06/01/04          0
    0420323487                           O            05/01/19
    0


    9272324          E22/G01             F          955,000.00         ZZ
                                         180        955,000.00          1
                                       4.875          7,490.04         51
                                       4.625          7,490.04
    PLEASANTON       CA   94566          2            04/01/04         00
    0420237679                           03           06/01/04          0
    0420237679                           O            05/01/19
    0


    9274532          Y94/G01             F          356,000.00         ZZ
                                         180        354,654.15          1
                                       4.875          2,792.10         40
                                       4.625          2,792.10
    SAN JOSE         CA   95120          2            03/22/04         00
    0437702830                           05           05/01/04          0
    0000010070                           O            04/01/19
    0


    9274790          E82/G01             F          554,900.00         ZZ
                                         180        554,900.00          1
                                       5.000          4,388.11         75
                                       4.750          4,388.11
    ATHENS           TX   75751          2            04/07/04         00
    0400966537                           03           06/01/04          0
    0400966537                           O            05/01/19
    0


    9274888          E22/G01             F          490,000.00         ZZ
                                         180        490,000.00          1
                                       4.875          3,843.06         55
                                       4.625          3,843.06
    GLENDALE         CA   91208          5            03/31/04         00
    0420198111                           05           06/01/04          0
    0420198111                           O            05/01/19
    0


    9274986          E22/G01             F          490,500.00         ZZ
                                         180        490,500.00          1
                                       5.125          3,910.86         75
                                       4.875          3,910.86
    WOODINVILLE      WA   98072          2            04/01/04         00
    0420258683                           05           06/01/04          0
1


    0420258683                           O            05/01/19
    0


    9275114          Y94/G01             F          580,000.00         ZZ
                                         180        580,000.00          1
                                       4.875          4,548.93         64
                                       4.625          4,548.93
    SAN RAMON        CA   94583          2            03/29/04         00
    0437720626                           03           06/01/04          0
    0000010160                           O            05/01/19
    0


    9275192          Y94/G01             F          398,000.00         ZZ
                                         180        398,000.00          1
                                       4.750          3,095.77         56
                                       4.500          3,095.77
    SAN FRANCISCO    CA   94121          2            03/29/04         00
    0437720964                           07           06/01/04          0
    0000010296                           O            05/01/19
    0


    9275296          K15/G01             F           84,000.00         ZZ
                                         180         83,682.44          1
                                       4.875            658.81         58
                                       4.625            658.81
    WARREN           MI   48089          2            03/24/04         00
    0437695950                           05           05/01/04          0
    014205520333                         O            04/01/19
    0


    9275572          Y94/G01             F          410,000.00         ZZ
                                         180        410,000.00          1
                                       4.875          3,215.62         64
                                       4.625          3,215.62
    NEWARK           CA   94560          2            04/01/04         00
    0437711047                           05           06/01/04          0
    0000010213                           O            05/01/19
    0


    9279058          E82/G01             F          378,000.00         ZZ
                                         180        378,000.00          1
                                       5.125          3,013.87         68
                                       4.875          3,013.87
    MISSION VIEJO    CA   92691          2            04/05/04         00
    0400962353                           05           06/01/04          0
    0400962353                           O            05/01/19
    0


1


    9279060          E82/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
                                       5.000          2,767.78         35
                                       4.750          2,767.78
    MILL VALLEY      CA   94941          2            04/05/04         00
    0400968616                           05           06/01/04          0
    0400968616                           O            05/01/19
    0


    9279072          E82/G01             F          309,500.00         ZZ
                                         180        309,500.00          1
                                       4.875          2,427.40         69
                                       4.625          2,427.40
    RIDGEFIELD       CT   06877          2            04/08/04         00
    0400971644                           05           06/01/04          0
    0400971644                           O            05/01/19
    0


    9279164          E22/G01             F          489,000.00         ZZ
                                         180        489,000.00          1
                                       4.750          3,803.60         29
                                       4.500          3,803.60
    DEL MAR          CA   92014          2            04/01/04         00
    0420238354                           05           06/01/04          0
    0420238354                           O            05/01/19
    0


    9279724          E22/G01             F          160,000.00         TX
                                         180        160,000.00          1
                                       4.875          1,254.88         64
                                       4.625          1,254.88
    COMFORT          TX   78013          5            04/05/04         00
    0420169161                           05           06/01/04          0
    0420169161                           O            05/01/19
    0


    9281520          M37/G01             F          650,000.00         T
                                         180        650,000.00          1
                                       4.875          5,097.93         62
                                       4.625          5,097.93
    SCOTTSDALE       AZ   85262          1            04/06/04         00
    0437721798                           03           06/01/04          0
    618309                               O            05/01/19
    0


    9283640          975/G01             F          645,000.00         ZZ
                                         180        645,000.00          1
                                       4.875          5,058.72         37
                                       4.625          5,058.72
1


    LA CANADA        CA   91011          2            04/01/04         00
    0437709942                           05           06/01/04          0
    2041657                              O            05/01/19
    0


    9284428          Y94/G01             F          634,000.00         ZZ
                                         180        631,603.18          1
                                       4.875          4,972.45         47
                                       4.625          4,972.45
    SAN JOSE         CA   95120          5            03/23/04         00
    0437721889                           05           05/01/04          0
    0000010080                           O            04/01/19
    0


    9284534          Y94/G01             F          391,000.00         ZZ
                                         180        391,000.00          1
                                       4.875          3,066.60         70
                                       4.625          3,066.60
    NEWARK           CA   94560          2            03/31/04         00
    0437728082                           03           06/01/04          0
    0000010168                           O            05/01/19
    0


    9284700          N16/G01             F          450,000.00         ZZ
                                         180        448,316.43          1
                                       5.000          3,558.57         68
                                       4.750          3,558.57
    SHERMAN OAKS     CA   91403          5            03/23/04         00
    0437708852                           05           05/03/04          0
    547679439                            O            04/03/19
    0


    9435354          E23/G01             F          500,000.00         ZZ
                                         180        500,000.00          1
                                       4.875          3,921.49         70
                                       4.625          3,921.49
    IRVINE           CA   92612          2            04/08/04         00
    0437723661                           03           06/01/04          0
    51042842                             O            05/01/19
    0


    9435982          E23/G01             F          466,200.00         ZZ
                                         180        464,455.82          1
                                       5.000          3,686.68         63
                                       4.750          3,686.68
    NORTHRIDGE       CA   91326          5            03/31/04         00
    0437774300                           03           05/01/04          0
    91001274                             O            04/01/19
    0
1




    9436330          E23/G01             F          538,000.00         ZZ
                                         180        538,000.00          1
                                       4.875          4,219.52         42
                                       4.625          4,219.52
    ORANGE           CA   92867          2            04/02/04         00
    0437789225                           03           06/01/04          0
    51041808                             O            05/01/19
    0


    9436518          E23/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
                                       4.875          5,097.93         69
                                       4.625          5,097.93
    SAN DIEGO        CA   92127          2            04/14/04         00
    0437767734                           05           06/01/04          0
    51042566                             O            05/01/19
    0


    9436624          E23/G01             F          116,200.00         ZZ
                                         180        115,778.72          1
                                       5.375            941.76         60
                                       5.125            941.76
    LOS ANGELES      CA   90002          5            03/25/04         00
    0437783004                           05           05/01/04          0
    11027225                             O            04/01/19
    0


    9437170          E23/G01             F          378,000.00         ZZ
                                         180        376,556.05          1
                                       4.750          2,940.20         42
                                       4.500          2,940.20
    SAN JOSE         CA   95135          2            03/25/04         00
    0437796188                           05           05/01/04          0
    63004019                             O            04/01/19
    0


    9437826          X31/G01             F          434,000.00         ZZ
                                         180        434,000.00          1
                                       4.875          3,403.85         70
                                       4.625          3,403.85
    ORO VALLEY       AZ   85737          5            04/12/04         00
    0437793037                           05           06/01/04          0
    70002231                             O            05/01/19
    0
1

   TOTAL NUMBER OF LOANS   :        241

   TOTAL ORIGINAL BALANCE  :   101,454,862.36

   TOTAL PRINCIPAL BALANCE :   101,215,997.28

   TOTAL ORIGINAL P+I      :       804,256.47

   TOTAL CURRENT P+I       :       804,256.47


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                         EXHIBIT TWO
                           MORTGAGE LOAN SCHEDULE FOR LOAN GROUP II
                                   (Available Upon Request)


  RUN ON     : 05/25/04           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.05.18           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5  30 YEAR FIXED                   CUTOFF : 05/01/04
  POOL       : 0004843
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  -------------------------------------------------------------------------

      8384330                              .2500
      273,123.29                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8485766                              .2500
      378,155.89                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8544706                              .2500
      418,895.41                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8919567                              .2500
      293,693.05                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8922293                              .2500
      352,631.45                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8922809                              .2500
      649,288.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8929669                              .2500
      423,546.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8929735                              .2500
      370,603.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8929967                              .2500
      426,554.18                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8930263                              .2500
      354,012.09                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8930601                              .2500
      481,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931049                              .2500
      198,900.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8931061                              .2500
      359,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931065                              .2500
      306,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8931067                              .2500
      247,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931081                              .2500
      357,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931205                              .2500
      345,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8931221                              .2500
      445,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931379                              .2500
      150,100.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8931607                              .2500
      152,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8931625                              .2500
      530,400.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8931689                              .2500
       71,200.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200
1



      8931707                              .2500
      351,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931723                              .2500
      348,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8931803                              .2500
      377,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8932199                              .2500
      420,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8932339                              .2500
      390,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8932639                              .2500
       84,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8933057                              .2500
      399,472.48                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8933123                              .2500
      572,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8933819                              .2500
      448,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8934111                              .2500
      523,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8934117                              .2500
      526,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8934139                              .2500
      371,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8934199                              .2500
      340,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8934207                              .2500
      317,350.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8934541                              .2500
      132,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8935255                              .2500
      400,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8935289                              .2500
      371,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8935377                              .2500
      648,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8935601                              .2500
      240,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8936967                              .2500
      502,400.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8936971                              .2500
      549,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8936973                              .2500
      423,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8936975                              .2500
      650,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8938633                              .2500
      121,350.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8938651                              .2500
      295,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8938681                              .2500
      138,900.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8938687                              .2500
      670,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8938693                              .2500
      539,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8938717                              .2500
      361,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8938747                              .2500
      333,200.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8938755                              .2500
      165,800.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8938761                              .2500
      449,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8938767                              .2500
      550,800.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8939405                              .2500
      726,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8939467                              .2500
      405,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8939655                              .2500
      494,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8939699                              .2500
      420,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8939705                              .2500
      640,500.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8939707                              .2500
      563,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8939721                              .2500
      116,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8940071                              .2500
      397,300.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8940161                              .2500
      245,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8940205                              .2500
      382,400.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8940207                              .2500
      238,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8940253                              .2500
      377,600.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8940325                              .2500
      275,704.94                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8940401                              .2500
      360,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8940559                              .2500
      635,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8940891                              .2500
      631,923.70                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941039                              .2500
      525,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8941041                              .2500
      910,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8941293                              .2500
      359,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941681                              .2500
      207,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941691                              .2500
      168,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941695                              .2500
      139,100.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941711                              .2500
      522,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8941721                              .2500
      348,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8941727                              .2500
      200,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8941921                              .2500
      497,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8941925                              .2500
      296,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8941997                              .2500
      458,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8942059                              .2500
      377,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8942079                              .2500
      440,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8942119                              .2500
      494,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8942297                              .2500
      361,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8942345                              .2500
      517,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8942403                              .2500
      633,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8942887                              .2500
      523,939.27                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943003                              .2500
      427,842.12                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943015                              .2500
      545,402.37                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943085                              .2500
      361,413.21                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943283                              .2500
      428,541.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8943565                              .2500
      490,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943567                              .2500
      401,750.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943571                              .2500
      750,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943573                              .2500
      384,588.41                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943683                              .2500
      499,952.17                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943697                              .2500
      450,517.85                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943701                              .2500
      509,454.78                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943731                              .2500
      377,586.26                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8943733                              .2500
      464,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8943745                              .2500
      342,624.56                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943759                              .2500
      408,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8943763                              .2500
      346,869.91                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8944747                              .2500
      371,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944765                              .2500
      198,800.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8944769                              .2500
      892,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944771                              .2500
      435,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8944775                              .2500
      331,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944787                              .2500
      259,700.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8944795                              .2500
      600,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8944797                              .2500
      445,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944809                              .2500
      485,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944817                              .2500
      340,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8944881                              .2500
      537,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8944891                              .2500
      438,750.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8945001                              .2500
      420,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945009                              .2500
      880,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8945025                              .2500
      361,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945093                              .2500
      388,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945157                              .2500
      489,100.83                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8945161                              .2500
      459,496.50                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945209                              .2500
      469,485.56                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945215                              .2500
      371,592.82                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8945219                              .2500
      439,529.61                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945229                              .2500
      998,905.44                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945243                              .2500
      400,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945247                              .2500
      409,551.23                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945259                              .2500
      399,551.78                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8945263                              .2500
      353,612.52                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945269                              .2500
      487,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945279                              .2500
      470,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8945285                              .2500
      424,556.27                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8945293                              .2500
      669,266.64                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945321                              .2500
      609,332.31                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945331                              .2500
      707,260.80                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8945361                              .2500
      355,610.34                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945375                              .2500
      426,554.18                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8945379                              .2500
      258,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945383                              .2500
      444,085.94                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8945387                              .2500
      606,051.40                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945395                              .2500
      521,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8945401                              .2500
      439,551.40                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8945405                              .2500
      443,214.34                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945467                              .2500
      649,321.36                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8945479                              .2500
      649,288.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8945801                              .2500
      425,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8946443                              .2500
      500,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8946541                              .2500
      362,629.91                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8946819                              .2500
      750,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8947321                              .2500
      447,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8947451                              .2500
      359,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8947459                              .2500
      173,300.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8947541                              .2500
      400,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8947651                              .2500
      413,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8947803                              .2500
      147,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8947937                              .2500
      152,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8947955                              .2500
      211,750.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8947969                              .2500
      441,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8947993                              .2500
      536,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948021                              .2500
      185,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948043                              .2500
      440,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8948087                              .2500
      349,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948133                              .2500
      503,435.24                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000
1



      8948147                              .2500
      462,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948155                              .2500
      439,992.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948157                              .2500
      591,751.59                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948175                              .2500
      501,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948287                              .2500
      440,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948369                              .2500
      260,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948399                              .2500
      373,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948417                              .2500
      450,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8948419                              .2500
      222,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948541                              .2500
      425,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8948561                              .2500
      420,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948681                              .2500
      615,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948689                              .2500
      576,852.89                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8948739                              .2500
      480,473.51                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948799                              .2500
      459,484.55                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8948821                              .2500
      900,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8948847                              .2500
      362,012.57                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948857                              .2500
      438,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948861                              .2500
      459,484.55                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8948871                              .2500
      531,930.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8948959                              .2500
      490,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8948973                              .2500
      444,512.92                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8949013                              .2500
      510,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8949037                              .2500
      460,495.41                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8949147                              .2500
      439,540.61                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8949205                              .2500
      558,373.61                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8949237                              .2500
      623,316.99                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8949613                              .2500
      524,425.35                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8949619                              .2500
      383,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8949699                              .2500
      400,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8949707                              .2500
      383,579.69                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8949715                              .2500
      458,451.56                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8949727                              .2500
      609,347.87                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8950249                              .2500
      998,980.45                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8950543                              .2500
      470,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8951169                              .2500
      556,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8951173                              .2500
      649,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8951175                              .2500
      433,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8951595                              .2500
      326,300.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8951601                              .2500
      369,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8951609                              .2500
      373,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8951621                              .2500
      614,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8951633                              .2500
      230,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8951639                              .2500
      453,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8951645                              .2500
      487,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8951661                              .2500
      460,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8951685                              .2500
      375,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8951767                              .2500
      380,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8951823                              .2500
      550,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8951927                              .2500
      550,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8951991                              .2500
      399,900.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8952147                              .2500
      559,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8952283                              .2500
      155,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8953519                              .2500
      477,000.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8953851                              .2500
      344,300.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8953857                              .2500
      183,200.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8953865                              .2500
      300,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8953873                              .2500
      650,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8953877                              .2500
      326,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8954257                              .2500
      359,910.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8954281                              .2500
      599,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8954283                              .2500
      368,829.21                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8954337                              .2500
      113,843.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8954367                              .2500
      459,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8954733                              .2500
      434,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8954739                              .2500
      178,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8954741                              .2500
      336,200.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8954749                              .2500
      219,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8955245                              .2500
      365,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8955493                              .2500
      593,668.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8955801                              .2500
      504,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8955805                              .2500
      620,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8956001                              .2500
      435,511.44                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8956041                              .2500
      434,024.41                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956057                              .2500
      464,491.03                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956065                              .2500
      528,234.67                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956069                              .2500
      494,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956073                              .2500
      749,216.95                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956165                              .2500
      196,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8956185                              .2500
      477,473.76                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8956209                              .2500
      549,397.99                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956215                              .2500
      538,800.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956233                              .2500
      453,514.64                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956293                              .2500
      559,401.32                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956327                              .2500
      455,523.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956341                              .2500
      649,288.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956369                              .2500
      489,490.63                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8956381                              .2500
      356,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8956405                              .2500
      743,223.21                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956431                              .2500
      644,294.01                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956447                              .2500
      379,584.07                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956485                              .2500
      423,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956495                              .2500
      648,289.62                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956521                              .2500
      367,025.42                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8956539                              .2500
      690,178.65                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956581                              .2500
      370,800.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8956587                              .2500
      373,609.51                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956595                              .2500
      475,429.04                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956639                              .2500
      267,150.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956657                              .2500
      265,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956683                              .2500
      357,617.28                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956691                              .2500
      542,719.17                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956707                              .2500
      482,271.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956715                              .2500
      649,288.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8956725                              .2500
      619,321.38                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8956767                              .2500
      640,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8956849                              .2500
      178,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956881                              .2500
      360,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8956887                              .2500
      156,800.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8957017                              .2500
      352,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8957307                              .2500
      643,358.89                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8958605                              .2500
      189,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8958639                              .2500
      609,100.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8959361                              .2500
      371,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8959401                              .2500
      351,200.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8959549                              .2500
      280,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8959557                              .2500
      522,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8959609                              .2500
      399,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8959623                              .2500
      541,700.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8960269                              .2500
      108,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8960329                              .2500
      630,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8960375                              .2500
      477,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8960393                              .2500
      195,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8960461                              .2500
      467,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8960491                              .2500
      333,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8960639                              .2500
      427,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8961133                              .2500
      384,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8961151                              .2500
      171,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8961157                              .2500
      527,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8961165                              .2500
      340,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8961243                              .2500
      708,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8961255                              .2500
      392,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8961281                              .2500
      707,192.87                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8962135                              .2500
      448,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962137                              .2500
      412,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8962167                              .2500
      368,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8962177                              .2500
      648,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962551                              .2500
      209,300.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8962745                              .2500
      348,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8962763                              .2500
      231,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8962783                              .2500
      446,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962825                              .2500
      345,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962873                              .2500
      316,050.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8962881                              .2500
      210,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8962885                              .2500
      588,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962891                              .2500
      995,750.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8962933                              .2500
      122,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962939                              .2500
      522,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8962945                              .2500
      414,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8963009                              .2500
      220,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8963169                              .2500
      555,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8963297                              .2500
      382,275.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8963339                              .2500
      163,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8963889                              .2500
      421,850.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964647                              .2500
      349,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8964655                              .2500
      402,400.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8964667                              .2500
      368,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964671                              .2500
      697,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8964879                              .2500
      485,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964921                              .2500
      174,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8964925                              .2500
      442,300.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8964929                              .2500
      185,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8964935                              .2500
      339,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964941                              .2500
      243,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964945                              .2500
      406,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964949                              .2500
      190,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8964959                              .2500
      328,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8964965                              .2500
      363,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8964973                              .2500
      439,200.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8965889                              .2500
      650,000.00                          .0500
            5.5500                         .0000
            5.3000                         .0000
            5.2500                         .0000
            5.2500                         .0000

      8966127                              .2500
      507,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966129                              .2500
      449,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966139                              .2500
      640,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966145                              .2500
      269,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966253                              .2500
      500,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8966311                              .2500
      500,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8966359                              .2500
      350,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966479                              .2500
      650,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8966559                              .2500
      583,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8966571                              .2500
      677,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8966575                              .2500
      600,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8966597                              .2500
      505,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8966599                              .2500
      441,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8966613                              .2500
      406,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8966625                              .2500
      372,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8969143                              .2500
      326,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8969199                              .2500
      471,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971219                              .2500
      441,074.83                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8971241                              .2500
      625,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8971249                              .2500
      560,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8971263                              .2500
      497,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971281                              .2500
      642,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8971349                              .2500
      446,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971355                              .2500
      444,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971373                              .2500
      386,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8971389                              .2500
      396,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8971397                              .2500
      501,400.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8971411                              .2500
      549,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8971429                              .2500
      540,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971439                              .2500
      515,000.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000
1



      8971475                              .2500
      408,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8971489                              .2500
      650,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971559                              .2500
      368,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971643                              .2500
      403,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8971761                              .2500
      480,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8971923                              .2500
      500,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8971929                              .2500
      434,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8971957                              .2500
      384,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8972001                              .2500
      380,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972019                              .2500
      422,537.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972049                              .2500
      163,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8972067                              .2500
      345,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8972073                              .2500
      650,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972095                              .2500
      360,000.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      8972103                              .2500
      437,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972115                              .2500
      380,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8972123                              .2500
      382,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972147                              .2500
      529,419.88                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8972191                              .2500
      520,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8972201                              .2500
      400,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973647                              .2500
      375,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973651                              .2500
      285,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973653                              .2500
      415,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973659                              .2500
      375,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8973667                              .2500
      360,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973681                              .2500
      645,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8973683                              .2500
      443,960.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8973685                              .2500
      399,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8973719                              .2500
      370,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8974225                              .2500
      148,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8974259                              .2500
      175,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8974265                              .2500
      548,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8974377                              .2500
      383,960.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8974381                              .2500
      132,500.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8974523                              .2500
    1,000,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8974695                              .2500
      370,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8974893                              .2500
      371,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8974895                              .2500
      486,679.15                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8974929                              .2500
      200,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8976365                              .2500
       75,100.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8976565                              .2500
      375,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8976611                              .2500
      475,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8976653                              .2500
      600,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8976657                              .2500
      373,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8976723                              .2500
      377,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8976759                              .2500
      350,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8977811                              .2500
      462,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8977935                              .2500
      107,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      8978171                              .2500
      486,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8978631                              .2500
      108,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            5.2500                         .9200

      8978867                              .2500
      412,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979401                              .2500
      444,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979439                              .2500
      355,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979445                              .2500
      394,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979447                              .2500
      743,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8979455                              .2500
      135,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8979465                              .2500
      321,400.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8979467                              .2500
      228,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979489                              .2500
      314,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979501                              .2500
      228,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979521                              .2500
      431,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8979541                              .2500
      138,300.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8979559                              .2500
      647,600.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8980289                              .2500
      364,101.02                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8980333                              .2500
      649,975.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8980505                              .2500
      448,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8980531                              .2500
      608,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8980963                              .2500
      450,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8981159                              .2500
      401,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8981161                              .2500
      359,000.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8981205                              .2500
      448,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8981207                              .2500
      175,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8981527                              .2500
      339,300.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8981529                              .2500
      485,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8982085                              .2500
      414,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8982109                              .2500
      333,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8982255                              .2500
      400,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8982649                              .2500
      163,800.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8982651                              .2500
      106,958.40                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8983093                              .2500
      359,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8983601                              .2500
      500,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8983617                              .2500
      341,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8983623                              .2500
      446,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8984551                              .2500
      385,500.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8984615                              .2500
      248,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8984705                              .2500
      456,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8984749                              .2500
      479,900.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8985885                              .2500
      363,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      8986071                              .2500
      198,500.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8986089                              .2500
    1,000,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8986953                              .2500
      380,800.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8986995                              .2500
      448,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8988043                              .2500
      440,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8988049                              .2500
      406,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8988053                              .2500
      180,000.00                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      8988161                              .2500
      456,500.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      8988275                              .2500
      373,200.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8988667                              .2500
      376,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8988669                              .2500
      448,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8988765                              .2500
      450,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8988901                              .2500
      434,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8990086                              .2500
      282,389.33                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.2500                         .5450

      8991521                              .2500
      438,550.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8993219                              .2500
      406,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      8993255                              .2500
      440,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8994083                              .2500
      455,000.00                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      8997423                              .2500
      370,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8999277                              .2500
      650,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      8999361                              .2500
      372,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      8999813                              .2500
      460,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      8999845                              .2500
      560,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9000085                              .2500
      400,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9000887                              .2500
      468,800.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9003915                              .2500
      447,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9097290                              .2500
      545,801.42                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      9101326                              .2500
      917,104.56                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9101352                              .2500
      491,373.72                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9127918                              .2500
      326,830.56                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9143432                              .2500
      414,151.71                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9144054                              .2500
      583,114.99                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9144070                              .2500
      404,161.10                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9145208                              .2500
      130,750.75                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.2500                         .6700

      9159750                              .2500
      211,833.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9159770                              .2500
      343,998.92                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9176772                              .2500
      109,785.63                          .0800
            6.1250                         .0000
            5.8750                         .0000
            5.7950                         .0000
            5.2500                         .5450

      9180820                              .2500
      615,356.86                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9181082                              .2500
      381,181.32                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9181142                              .2500
      244,250.72                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      9181250                              .2500
      313,280.27                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9181252                              .2500
      344,300.13                          .0300
            5.1250                         .0000
            4.8750                         .0000
            4.8450                         .0000
            4.8450                         .0000

      9184854                              .2500
      639,347.49                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9185912                              .2500
      322,670.68                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9186002                              .2500
      530,938.13                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      9188606                              .2500
      558,855.32                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9189814                              .2500
      529,459.64                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9191304                              .2500
      379,593.75                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9191668                              .2500
      646,611.25                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9192378                              .2500
      745,370.40                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9195898                              .2500
      341,951.01                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9198454                              .2500
      424,046.18                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9203582                              .2500
      924,056.93                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9203688                              .2500
      363,380.90                          .0800
            5.9000                         .0000
            5.6500                         .0000
            5.5700                         .0000
            5.2500                         .3200

      9205220                              .2500
      361,603.77                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9206006                              .2500
      349,634.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9206890                              .2500
      649,305.11                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208144                              .2500
      318,392.82                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9208146                              .2500
      488,899.40                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9208152                              .2500
      499,439.72                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9208154                              .2500
      599,358.56                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208160                              .2500
      585,373.53                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208170                              .2500
      394,153.46                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208178                              .2500
      475,103.45                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9208184                              .2500
      507,969.09                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9208190                              .2500
      595,362.84                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208194                              .2500
      737,229.48                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9208198                              .2500
      391,238.55                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9208208                              .2500
      613,650.61                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9208212                              .2500
      374,599.10                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208246                              .2500
      579,365.15                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9208286                              .2500
      174,712.99                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9208314                              .2500
      493,465.63                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208324                              .2500
      648,272.77                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9208328                              .2500
      549,412.02                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208334                              .2500
      896,085.47                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9208336                              .2500
      383,807.45                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208342                              .2500
      347,271.60                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9208374                              .2500
      353,621.56                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9208384                              .2500
      453,026.52                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9209174                              .2500
      997,955.91                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9209186                              .2500
      369,604.45                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9209196                              .2500
      389,583.07                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9209208                              .2500
      373,081.48                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9209230                              .2500
      439,529.61                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9209244                              .2500
      599,343.27                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9212816                              .2500
      389,692.71                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9213010                              .2500
      483,470.23                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9221088                              .2500
      629,326.49                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9221936                              .2500
      366,625.83                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9225034                              .2500
      624,331.84                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9229034                              .2500
      603,953.64                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9237532                              .2500
      605,866.78                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9242822                              .2500
      591,367.11                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9244072                              .2500
      449,518.93                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9244448                              .2500
      990,914.20                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9245118                              .2500
      385,856.21                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9245438                              .2500
      514,449.43                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9245936                              .2500
      524,438.74                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9245942                              .2500
      598,444.74                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9245950                              .2500
      476,998.93                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9246040                              .2500
      498,870.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9246054                              .2500
      447,509.63                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9246058                              .2500
      399,162.74                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9247166                              .2500
      373,600.18                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9248290                              .2500
      516,572.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9248920                              .2500
      334,958.14                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9248974                              .2500
      727,774.77                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200

      9249180                              .2500
      221,374.07                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9249922                              .2500
      369,585.39                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9249958                              .2500
      134,262.97                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9250638                              .2500
      510,453.71                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9251826                              .2500
      489,476.16                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9252748                              .2500
      237,751.52                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9252774                              .2500
      374,608.48                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9252858                              .2500
      392,700.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9252918                              .2500
      174,479.71                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9252932                              .2500
      579,500.00                          .0300
            5.2500                         .0000
            5.0000                         .0000
            4.9700                         .0000
            4.9700                         .0000

      9253012                              .2500
      158,234.62                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9253946                              .2500
       81,918.37                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200
1



      9254410                              .2500
      199,781.09                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9256154                              .2500
      401,470.35                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9257244                              .2500
       21,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9257366                              .2500
      375,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9259616                              .2500
      507,969.09                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9259692                              .2500
      524,451.87                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9259718                              .2500
      360,423.30                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9259756                              .2500
      354,611.43                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9259784                              .2500
      649,305.11                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9259796                              .2500
      352,131.97                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9259812                              .2500
      399,572.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9259826                              .2500
      459,484.55                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9259922                              .2500
      524,451.87                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9259932                              .2500
      627,328.63                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9259982                              .2500
      442,526.40                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9259994                              .2500
      610,331.23                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9260038                              .2500
      403,578.20                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9260856                              .2500
      374,479.91                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9260858                              .2500
      495,469.74                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9260890                              .2500
      355,601.08                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9260904                              .2500
      368,605.51                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9260906                              .2500
      461,517.64                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9260928                              .2500
      649,305.11                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9260942                              .2500
      549,412.02                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9260970                              .2500
      393,578.79                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9261104                              .2500
      353,375.06                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9261342                              .2500
      357,617.28                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9261410                              .2500
      424,556.27                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9261650                              .2500
      649,271.64                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9261852                              .2500
      181,650.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9261878                              .2500
      270,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9262434                              .2500
      609,347.88                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9263476                              .2500
      458,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9263498                              .2500
      376,596.97                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9263886                              .2500
      412,079.44                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9264126                              .2500
      515,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9264226                              .2500
      243,200.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9264234                              .2500
      391,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9264236                              .2500
      261,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9264246                              .2500
      584,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9264254                              .2500
      769,137.18                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9264262                              .2500
      265,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9264268                              .2500
      506,800.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9264270                              .2500
      182,800.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9264276                              .2500
      329,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9265108                              .2500
      478,832.84                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9265140                              .2500
      355,888.12                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9265410                              .2500
       59,940.27                          .0800
            6.0000                         .0000
            5.7500                         .0000
            5.6700                         .0000
            5.2500                         .4200
1



      9265992                              .2500
      404,567.03                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9265994                              .2500
      491,286.52                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9265996                              .2500
      410,870.57                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266000                              .2500
      399,572.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266008                              .2500
      459,531.01                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266014                              .2500
      376,606.39                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266022                              .2500
      421,536.57                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266026                              .2500
      464,502.88                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9266028                              .2500
      351,641.11                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266030                              .2500
      493,963.90                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266032                              .2500
      649,288.54                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9266034                              .2500
      597,760.27                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266040                              .2500
      354,620.47                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266044                              .2500
      386,046.52                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266046                              .2500
      446,033.82                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266052                              .2500
      521,355.10                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9266054                              .2500
      887,094.64                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266058                              .2500
      494,470.81                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266062                              .2500
      405,545.05                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9266064                              .2500
      431,376.17                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266068                              .2500
      449,541.21                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266086                              .2500
      417,973.42                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266126                              .2500
      399,572.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266134                              .2500
      363,628.88                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      9266142                              .2500
      453,525.99                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9266146                              .2500
      461,905.66                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266148                              .2500
      529,459.63                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266152                              .2500
      371,512.90                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9266154                              .2500
      451,539.16                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9266302                              .2500
      644,294.01                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9266394                              .2500
      487,453.17                          .0300
            5.3750                         .0000
            5.1250                         .0000
            5.0950                         .0000
            5.0950                         .0000

      9266418                              .2500
      499,477.96                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9266422                              .2500
      473,493.26                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266424                              .2500
      551,409.87                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266446                              .2500
      399,572.37                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9266456                              .2500
      407,563.82                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9267554                              .2500
      545,416.30                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9267582                              .2500
      393,098.81                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9267596                              .2500
      520,243.23                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9267704                              .2500
      410,580.97                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      9267750                              .2500
      456,223.17                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9267766                              .2500
      367,597.21                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9267890                              .2500
      402,558.89                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9268336                              .2500
      209,780.75                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9268982                              .2500
      384,588.41                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269038                              .2500
      420,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9269056                              .2500
      496,900.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269112                              .2500
      421,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9269120                              .2500
      425,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9269222                              .2500
      389,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269310                              .2500
      498,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269484                              .2500
      569,390.64                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269490                              .2500
      643,295.11                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9269652                              .2500
      389,583.07                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9269692                              .2500
      366,807.44                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9271110                              .2500
      187,894.11                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9271540                              .2500
      399,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9271552                              .2500
      336,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9271554                              .2500
      570,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9271562                              .2500
      438,100.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9271572                              .2500
      375,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9271582                              .2500
      330,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9271818                              .2500
      225,000.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9272124                              .2500
      354,620.48                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9272356                              .2500
      565,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9272436                              .2500
      565,894.38                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9273452                              .2500
      449,518.93                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9273468                              .2500
      379,584.07                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9274134                              .2500
      415,555.27                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9274454                              .2500
       59,293.68                          .0800
            6.2500                         .0000
            6.0000                         .0000
            5.9200                         .0000
            5.2500                         .6700

      9274566                              .2500
      375,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9274766                              .2500
      232,500.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9274768                              .2500
      187,500.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9274770                              .2500
      452,200.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9274778                              .2500
      599,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9274818                              .2500
      352,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9274880                              .2500
      640,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9274886                              .2500
      132,658.03                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9274990                              .2500
      590,582.75                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9275058                              .2500
      399,900.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9275210                              .2500
      479,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9275334                              .2500
      534,428.05                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9275372                              .2500
      394,577.72                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9275848                              .2500
      390,222.39                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9277722                              .2500
      493,758.96                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9279056                              .2500
      283,400.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9279066                              .2500
      294,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9279070                              .2500
      383,700.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9279172                              .2500
    1,000,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9279178                              .2500
      336,715.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9279186                              .2500
      415,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9279334                              .2500
      530,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9279356                              .2500
      119,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9279792                              .2500
      431,529.69                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9279806                              .2500
       93,600.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9284462                              .2500
      373,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700
1



      9284486                              .2500
      464,750.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9284546                              .2500
      622,318.09                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9284778                              .2500
      491,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9285132                              .2500
      879,102.80                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950

      9434960                              .2500
      469,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9434982                              .2500
      650,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9435358                              .2500
    1,000,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9435504                              .2500
      530,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000
1



      9435518                              .2500
      428,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9435532                              .2500
      555,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9435534                              .2500
      510,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9436002                              .2500
      562,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9436500                              .2500
      276,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9436524                              .2500
      395,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9437152                              .2500
      310,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9437166                              .2500
      590,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450
1



      9437396                              .2500
      205,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9437480                              .2500
      405,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

      9437634                              .2500
      475,000.00                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      9438366                              .2500
      376,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9438370                              .2500
      279,500.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9438374                              .2500
      351,600.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9438860                              .2500
      550,000.00                          .0800
            5.6250                         .0000
            5.3750                         .0000
            5.2950                         .0000
            5.2500                         .0450

      9439074                              .2500
      396,750.00                          .0800
            5.8750                         .0000
            5.6250                         .0000
            5.5450                         .0000
            5.2500                         .2950
1



      9439248                              .2500
      460,000.00                          .0800
            5.7500                         .0000
            5.5000                         .0000
            5.4200                         .0000
            5.2500                         .1700

  TOTAL NUMBER OF LOANS:      743
  TOTAL BALANCE........:        322,312,635.45


  RUN ON     : 05/25/04            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.05.18            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5 30 YR  FIXED SUMMARY REPORT      CUTOFF : 05/01/04
  POOL       : 0004843
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        5.6308            5.1250      6.5000
  RFC NET RATE                          5.3808            4.8750      6.2500
  NET MTG RATE(INVSTR RATE)             5.3165            4.8450      6.1700
  POST STRIP RATE                       5.2331            4.8450      5.2500
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0643             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0834             .0000       .9200







  TOTAL NUMBER OF LOANS:   743
  TOTAL BALANCE........:     322,312,635.45


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 05/25/04           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.05.18          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 2004-S5 30 YEAR FIXED                    CUTOFF : 05/01/04
  POOL       : 0004843
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    8384330          E82/G01             F          276,000.00         ZZ
                                         360        273,123.29          2
                                       5.875          1,632.64         60
                                       5.625          1,632.64
    BROOKLYN         NY   11234          5            06/18/03         00
    0400834966                           05           08/01/03          0
    0400834966                           O            07/01/33
    0


    8485766          E82/G01             F          381,900.00         ZZ
                                         360        378,155.89          1
                                       5.625          2,198.43         77
                                       5.375          2,198.43
    DANIEL ISLAND    SC   29492          2            07/15/03         00
    0400859864                           05           09/01/03          0
    0400859864                           O            08/01/33
    0


    8544706          367/367             F          424,000.00         ZZ
                                         360        418,895.41          1
                                       5.625          2,440.78         85
                                       5.375          2,440.78
    POTOMAC          MD   20854          1            05/30/03         10
    99266185                             05           07/01/03         12
    99266185                             O            06/01/33
    0


    8919567          E23/G01             F          294,000.00         ZZ
                                         360        293,693.05          1
                                       5.750          1,715.70         53
                                       5.500          1,715.70
    EL CAJON         CA   92019          2            03/04/04         00
    0437787161                           05           05/01/04          0
1


    11026132                             O            04/01/34
    0


    8922293          E23/G01             F          353,000.00         ZZ
                                         360        352,631.45          1
                                       5.750          2,060.01         77
                                       5.500          2,060.01
    MURRIETA         CA   92563          2            03/24/04         00
    0437690860                           05           05/01/04          0
    11027204                             O            04/01/34
    0


    8922809          N16/G01             F          650,000.00         ZZ
                                         360        649,288.54          1
                                       5.500          3,690.63         52
                                       5.250          3,690.63
    COEUR  D' ALENE  ID   83814          2            03/25/04         00
    0437720568                           05           05/05/04          0
    N16                                  O            04/05/34
    0


    8929669          E23/G01             F          424,000.00         ZZ
                                         360        423,546.72          1
                                       5.625          2,440.78         62
                                       5.375          2,440.78
    EL CAJON         CA   92020          5            03/31/04         00
    0437725989                           05           05/01/04          0
    11027382                             O            04/01/34
    0


    8929735          E23/G01             F          371,000.00         ZZ
                                         360        370,603.37          1
                                       5.625          2,135.69         59
                                       5.375          2,135.69
    THOUSAND OAKS    CA   91362          2            03/24/04         00
    0437686413                           05           05/01/04          0
    91001052                             O            04/01/34
    0


    8929967          E23/G01             F          427,000.00         ZZ
                                         360        426,554.18          1
                                       5.750          2,491.86         70
                                       5.500          2,491.86
    HEALDSBURG       CA   95448          5            03/24/04         00
    0437687254                           05           05/01/04          0
    62012301                             O            04/01/34
    0


1


    8930263          E23/G01             F          354,400.00         ZZ
                                         360        354,012.09          1
                                       5.500          2,012.24         79
                                       5.250          2,012.24
    LOS ANGELES      CA   91406          2            03/24/04         00
    0437725260                           05           05/01/04          0
    91001251                             O            04/01/34
    0


    8930601          E23/G01             F          481,000.00         ZZ
                                         360        481,000.00          1
                                       5.625          2,768.91         58
                                       5.375          2,768.91
    PARADISE VALLEY  AZ   85253          5            04/01/04         00
    0437773005                           05           06/01/04          0
    8899631                              O            05/01/34
    0


    8931049          E82/G01             F          198,900.00         ZZ
                                         360        198,900.00          1
                                       5.875          1,176.57         47
                                       5.625          1,176.57
    HIGHLANDS        NC   28741          2            04/07/04         00
    0400960688                           05           06/01/04          0
    0400960688                           O            05/01/34
    0


    8931061          E82/G01             F          359,600.00         ZZ
                                         360        359,600.00          1
                                       5.625          2,070.06         40
                                       5.375          2,070.06
    NOVATO           CA   94947          2            04/06/04         00
    0400967857                           03           06/01/04          0
    0400967857                           O            05/01/34
    0


    8931065          E82/G01             F          306,500.00         ZZ
                                         360        306,500.00          1
                                       5.625          1,764.39         69
                                       5.375          1,764.39
    TALKING ROCK     GA   30175          2            04/07/04         00
    0400964946                           05           06/01/04          0
    0400964946                           O            05/01/34
    0


    8931067          E82/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
                                       5.625          1,421.87         65
                                       5.375          1,421.87
1


    LEMONT           IL   60439          2            04/09/04         00
    0400970927                           05           06/01/04          0
    0400970927                           O            05/01/34
    0


    8931081          E82/G01             F          357,000.00         ZZ
                                         360        357,000.00          1
                                       5.625          2,055.09         39
                                       5.375          2,055.09
    SCOTTS VALLEY    CA   95060          2            04/06/04         00
    0400970893                           05           06/01/04          0
    0400970893                           O            05/01/34
    0


    8931205          E22/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
                                       5.750          2,013.33         69
                                       5.500          2,013.33
    MOORPARK         CA   93021          2            04/07/04         00
    0420267130                           05           06/01/04          0
    0420267130                           O            05/01/34
    0


    8931221          E22/G01             F          445,000.00         ZZ
                                         360        445,000.00          1
                                       5.625          2,561.67         48
                                       5.375          2,561.67
    SAN DIEGO        CA   92130          5            04/07/04         00
    0420272221                           03           06/01/04          0
    0420272221                           O            05/01/34
    0


    8931379          E22/G01             F          150,100.00         ZZ
                                         360        150,100.00          1
                                       5.375            840.52         24
                                       5.125            840.52
    SAN JOSE         CA   95125          2            04/05/04         00
    0420030066                           05           06/01/04          0
    0420030066                           O            05/01/34
    0


    8931607          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       6.000            911.32         90
                                       5.750            911.32
    LAKE LURE        NC   28746          4            04/12/04         04
    0420145278                           05           06/01/04         25
    0420145278                           O            05/01/34
    0
1




    8931625          E22/G01             F          530,400.00         ZZ
                                         360        530,400.00          1
                                       5.500          3,011.55         80
                                       5.250          3,011.55
    SANTA CLARA      CA   95050          2            04/01/04         00
    0420169963                           05           06/01/04          0
    0420169963                           O            05/01/34
    0


    8931689          E22/G01             F           71,200.00         ZZ
                                         360         71,200.00          1
                                       6.000            426.88         80
                                       5.750            426.88
    HOUSTON          TX   77089          1            04/08/04         00
    0420231755                           03           06/01/04          0
    0420231755                           O            05/01/34
    0


    8931707          E22/G01             F          351,000.00         ZZ
                                         360        351,000.00          1
                                       5.625          2,020.55         67
                                       5.375          2,020.55
    SAN JOSE         CA   95112          2            04/03/04         00
    0420237778                           05           06/01/04          0
    0420237778                           O            05/01/34
    0


    8931723          E22/G01             F          348,500.00         ZZ
                                         360        348,500.00          1
                                       5.625          2,006.16         43
                                       5.375          2,006.16
    NEWPORT BEACH    CA   92661          2            03/30/04         00
    0420252223                           05           06/01/04          0
    0420252223                           O            05/01/34
    0


    8931803          E22/G01             F          377,000.00         ZZ
                                         360        377,000.00          1
                                       5.625          2,170.22         47
                                       5.375          2,170.22
    OAK PARK         IL   60302          2            04/07/04         00
    0420357873                           05           06/01/04          0
    0420357873                           O            05/01/34
    0


    8932199          E23/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
1


                                       5.625          2,417.76         74
                                       5.375          2,417.76
    BEN LOMOND       CA   95005          2            04/02/04         00
    0437704927                           05           06/01/04          0
    63003760                             O            05/01/34
    0


    8932339          A35/G01             F          390,000.00         ZZ
                                         360        390,000.00          1
                                       6.000          2,338.24         71
                                       5.750          2,338.24
    BROOKLYN         NY   11229          1            04/07/04         00
    0437722200                           05           06/01/04          0
    16434                                O            05/01/34
    0


    8932639          K15/G01             F           84,000.00         ZZ
                                         360         84,000.00          1
                                       5.625            483.55         82
                                       5.375            483.55
    LAWTON           IA   51030          2            04/06/04         41
    0437719503                           05           06/01/04         12
    015505520911                         O            05/01/34
    0


    8933057          Y94/G01             F          399,900.00         ZZ
                                         360        399,472.48          1
                                       5.625          2,302.05         64
                                       5.375          2,302.05
    SAN FRANCISCO    CA   94116          5            03/18/04         00
    0437814676                           05           05/01/04          0
    0000010133                           O            04/01/34
    0


    8933123          696/G01             F          572,000.00         ZZ
                                         360        572,000.00          1
                                       5.500          3,247.75         73
                                       5.250          3,247.75
    NORTH POTOMAC    MD   20878          2            04/07/04         00
    0437700933                           03           06/01/04          0
    30404074                             O            05/01/34
    0


    8933819          Y94/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
                                       5.625          2,578.94         69
                                       5.375          2,578.94
    SALINAS          CA   93908          5            03/31/04         00
    0437729825                           05           06/01/04          0
1


    0000010155                           O            05/01/34
    0


    8934111          E22/G01             F          523,000.00         ZZ
                                         360        523,000.00          1
                                       5.625          3,010.68         75
                                       5.375          3,010.68
    EDGEWOOD         WA   98372          2            04/06/04         00
    0420291684                           05           06/01/04          0
    0420291684                           O            05/01/34
    0


    8934117          E82/G01             F          526,700.00         ZZ
                                         360        526,700.00          1
                                       5.750          3,073.68         74
                                       5.500          3,073.68
    ELK GROVE        CA   95624          2            04/08/04         00
    0400969614                           05           06/01/04          0
    0400969614                           O            05/01/34
    0


    8934139          E82/G01             F          371,200.00         ZZ
                                         360        371,200.00          1
                                       5.625          2,136.84         49
                                       5.375          2,136.84
    GREENSBORO       NC   27410          2            04/08/04         00
    0400972600                           03           06/01/04          0
    0400972600                           O            05/01/34
    0


    8934199          E82/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       5.750          1,984.15         80
                                       5.500          1,984.15
    WOODLAND HILLS   CA   91367          2            04/08/04         00
    0400970554                           05           06/01/04          0
    0400970554                           O            05/01/34
    0


    8934207          E82/G01             F          317,350.00         ZZ
                                         360        317,350.00          1
                                       5.625          1,826.85         60
                                       5.375          1,826.85
    PLEASANT HILL    CA   94523          2            04/08/04         00
    0400967923                           05           06/01/04          0
    0400967923                           O            05/01/34
    0


1


    8934541          E22/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       5.625            759.87         80
                                       5.375            759.87
    GRESHAM          OR   97080          1            04/06/04         00
    0420162166                           05           06/01/04          0
    0420162166                           O            05/01/34
    0


    8935255          E33/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.500          2,271.16         63
                                       5.250          2,271.16
    LINCOLNSHIRE     IL   60069          2            04/02/04         00
    0437767130                           05           06/01/04          0
    75485                                O            05/01/34
    0


    8935289          L86/G01             F          371,000.00         ZZ
                                         360        371,000.00          1
                                       5.625          2,135.69         70
                                       5.375          2,135.69
    PLACENTIA        CA   92870          5            04/05/04         00
    0437732258                           01           06/01/04          0
    20517554                             O            05/01/34
    0


    8935377          642/G01             F          648,000.00         ZZ
                                         360        648,000.00          1
                                       5.625          3,730.25         80
                                       5.375          3,730.25
    IRVINE           CA   92612          1            04/02/04         00
    0437728827                           03           06/01/04          0
    03181504                             O            05/01/34
    0


    8935601          X64/G01             F          240,900.00         ZZ
                                         360        240,900.00          1
                                       5.625          1,386.76         80
                                       5.375          1,386.76
    AURORA           IL   60504          2            04/02/04         00
    0437737331                           05           06/01/04          0
    0000024403                           O            05/01/34
    0


    8936967          696/G01             F          502,400.00         ZZ
                                         360        502,400.00          1
                                       5.500          2,852.57         80
                                       5.250          2,852.57
1


    WASHINGTON       DC   20007          1            04/12/04         00
    0437714900                           07           06/01/04          0
    25604081                             O            05/01/34
    0


    8936971          696/G01             F          549,000.00         ZZ
                                         360        549,000.00          1
                                       5.500          3,117.16         74
                                       5.250          3,117.16
    WASHINGTON       DC   20016          2            04/08/04         00
    0437714918                           05           06/01/04          0
    32604068                             O            05/01/34
    0


    8936973          696/G01             F          423,200.00         ZZ
                                         360        423,200.00          1
                                       5.625          2,436.18         80
                                       5.375          2,436.18
    LEESBURG         VA   20175          5            04/09/04         00
    0437750581                           05           06/01/04          0
    24004035                             O            05/01/34
    0


    8936975          696/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.500          3,690.63         77
                                       5.250          3,690.63
    WASHINGTON       DC   20009          5            04/06/04         00
    0437709066                           07           06/01/04          0
    32604066                             O            05/01/34
    0


    8938633          E82/G01             F          121,350.00         ZZ
                                         360        121,350.00          1
                                       5.750            708.17         49
                                       5.500            708.17
    NEWPORT          RI   02840          2            04/12/04         00
    0400964714                           05           06/01/04          0
    0400964714                           O            05/01/34
    0


    8938651          E82/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
                                       5.750          1,721.54         75
                                       5.500          1,721.54
    WHITTIER         CA   90604          2            04/09/04         00
    0400965323                           05           06/01/04          0
    0400965323                           O            05/01/34
    0
1




    8938681          E82/G01             F          138,900.00         ZZ
                                         360        138,900.00          1
                                       5.750            810.58         58
                                       5.500            810.58
    SAN DIEGO        CA   92115          2            04/09/04         00
    0400963450                           05           06/01/04          0
    0400963450                           O            05/01/34
    0


    8938687          E82/G01             F          670,000.00         ZZ
                                         360        670,000.00          1
                                       5.875          3,963.30         59
                                       5.625          3,963.30
    ROSEVILLE        CA   95746          5            04/09/04         00
    0400962346                           03           06/01/04          0
    0400962346                           O            05/01/34
    0


    8938693          E82/G01             F          539,000.00         ZZ
                                         360        539,000.00          1
                                       5.625          3,102.79         49
                                       5.375          3,102.79
    MARINA DEL REY   CA   90292          2            04/09/04         00
    0400973350                           05           06/01/04          0
    0400973350                           O            05/01/34
    0


    8938717          E82/G01             F          361,000.00         ZZ
                                         360        361,000.00          1
                                       5.625          2,078.12         79
                                       5.375          2,078.12
    MEDINA           OH   44256          2            04/12/04         00
    0400965331                           05           06/01/04          0
    0400965331                           O            05/01/34
    0


    8938747          E82/G01             F          333,200.00         ZZ
                                         360        333,200.00          1
                                       5.875          1,971.00         69
                                       5.625          1,971.00
    YUCAIPA          CA   92399          2            04/07/04         00
    0400957759                           05           06/01/04          0
    0400957759                           O            05/01/34
    0


    8938755          E82/G01             F          165,800.00         ZZ
                                         360        165,800.00          1
1


                                       5.875            980.77         57
                                       5.625            980.77
    LOS ANGELES      CA   90045          2            04/09/04         00
    0400948923                           05           06/01/04          0
    0400948923                           O            05/01/34
    0


    8938761          E82/G01             F          449,600.00         ZZ
                                         360        449,600.00          1
                                       5.625          2,588.15         30
                                       5.375          2,588.15
    SANTA BARBARA    CA   93108          2            04/09/04         00
    0400968145                           05           06/01/04          0
    0400968145                           O            05/01/34
    0


    8938767          E82/G01             F          550,800.00         ZZ
                                         360        550,800.00          1
                                       5.750          3,214.32         72
                                       5.500          3,214.32
    GILROY           CA   95020          2            04/09/04         00
    0400972188                           03           06/01/04          0
    0400972188                           O            05/01/34
    0


    8939405          N47/G01             F          726,000.00         ZZ
                                         360        726,000.00          1
                                       5.875          4,294.56         64
                                       5.625          4,294.56
    SAN MATEO        CA   94402          2            04/05/04         00
    0437713639                           05           06/01/04          0
    20516247                             O            05/01/34
    0


    8939467          X64/G01             F          405,000.00         ZZ
                                         360        405,000.00          1
                                       5.500          2,299.55         54
                                       5.250          2,299.55
    FRANKLIN         MI   48025          2            03/27/04         00
    0437744931                           05           06/01/04          0
    00000253498                          O            05/01/34
    0


    8939655          E22/G01             F          494,000.00         ZZ
                                         360        494,000.00          1
                                       5.500          2,804.88         60
                                       5.250          2,804.88
    SAMMAMISH        WA   98074          2            04/06/04         00
    0420343683                           05           06/01/04          0
1


    0420343683                           O            05/01/34
    0


    8939699          E22/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       5.500          2,384.71         80
                                       5.250          2,384.71
    PLEASANTON       CA   94588          2            04/06/04         00
    0420306508                           05           06/01/04          0
    0420306508                           O            05/01/34
    0


    8939705          E22/G01             F          640,500.00         ZZ
                                         360        640,500.00          1
                                       5.375          3,586.62         70
                                       5.125          3,586.62
    SEBASTOPOL       CA   95472          5            04/07/04         00
    0420309841                           05           06/01/04          0
    0420309841                           O            05/01/34
    0


    8939707          E22/G01             F          563,000.00         ZZ
                                         360        563,000.00          1
                                       5.625          3,240.95         76
                                       5.375          3,240.95
    PARK CITY        UT   84098          2            04/05/04         00
    0420312597                           05           06/01/04          0
    0420312597                           O            05/01/34
    0


    8939721          E22/G01             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       5.875            686.18         79
                                       5.625            686.18
    SPANAWAY         WA   98387          2            04/05/04         00
    0420257271                           05           06/01/04          0
    0420257271                           O            05/01/34
    0


    8940071          E22/G01             F          397,300.00         T
                                         360        397,300.00          1
                                       5.750          2,318.53         70
                                       5.500          2,318.53
    SANTA CRUZ       CA   95062          2            04/06/04         00
    0420071789                           05           06/01/04          0
    0420071789                           O            05/01/34
    0


1


    8940161          X89/G01             F          245,000.00         ZZ
                                         360        245,000.00          1
                                       5.750          1,429.76         50
                                       5.500          1,429.76
    WESTBURY         NY   11590          2            04/09/04         00
    0437711294                           05           06/01/04          0
    2038057                              O            05/01/34
    0


    8940205          E33/G01             F          382,400.00         ZZ
                                         360        382,400.00          1
                                       5.500          2,171.23         64
                                       5.250          2,171.23
    NORTHBROOK       IL   60062          2            04/02/04         00
    0437776701                           05           06/01/04          0
    75418                                O            05/01/34
    0


    8940207          P44/G01             F          238,000.00         ZZ
                                         360        238,000.00          1
                                       5.750          1,388.90         59
                                       5.500          1,388.90
    BARNSTABLE (WES  MA   02668          2            04/06/04         00
    0437712847                           05           06/01/04          0
    1                                    O            05/01/34
    0


    8940253          L01/G01             F          377,600.00         ZZ
                                         360        377,600.00          1
                                       5.500          2,143.97         80
                                       5.250          2,143.97
    PHOENIX          AZ   85020          2            04/08/04         00
    0437802796                           05           06/01/04          0
    15770454                             O            05/01/34
    0


    8940325          K15/G01             F          276,000.00         ZZ
                                         360        275,704.94          1
                                       5.625          1,588.81         80
                                       5.375          1,588.81
    MARSHFIELD       MA   02050          2            03/26/04         00
    0437736853                           05           05/01/04          0
    033805530915                         O            04/01/34
    0


    8940401          Y84/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       5.500          2,044.05         80
                                       5.250          2,044.05
1


    WALTHAM          MA   02453          1            04/06/04         00
    0437738016                           05           06/01/04          0
    1001894623                           O            05/01/34
    0


    8940559          Y94/G01             F          635,000.00         ZZ
                                         360        635,000.00          1
                                       5.500          3,605.46         65
                                       5.250          3,605.46
    CUPERTINO        CA   95014          2            04/02/04         00
    0437729494                           05           06/01/04          0
    0000010417                           O            05/01/34
    0


    8940891          116/116             F          632,600.00         ZZ
                                         360        631,923.70          1
                                       5.625          3,641.61         76
                                       5.375          3,641.61
    DALLAS           TX   75225          2            03/24/04         00
    1000000951                           05           05/01/04          0
    1000000951                           O            04/01/34
    0


    8941039          Y94/G01             F          525,000.00         ZZ
                                         360        525,000.00          1
                                       5.500          2,980.89         20
                                       5.250          2,980.89
    ORINDA           CA   94563          2            04/02/04         00
    0437761109                           05           06/01/04          0
    0000010299                           O            05/01/34
    0


    8941041          Y94/G01             F          910,000.00         ZZ
                                         360        910,000.00          1
                                       5.500          5,166.88         65
                                       5.250          5,166.88
    SAN JUAN CAPIST  CA   92675          5            04/05/04         00
    0437749864                           03           06/01/04          0
    0000010447                           O            05/01/34
    0


    8941293          Y94/G01             F          359,000.00         ZZ
                                         360        359,000.00          1
                                       5.625          2,066.61         65
                                       5.375          2,066.61
    DUBLIN           CA   94568          2            04/01/04         00
    0437767932                           03           06/01/04          0
    0000010442                           O            05/01/34
    0
1




    8941681          E82/G01             F          207,500.00         ZZ
                                         360        207,500.00          1
                                       5.625          1,194.49         63
                                       5.375          1,194.49
    GARDEN CITY SOU  NY   11552          2            04/08/04         00
    0400969416                           05           06/01/04          0
    0400969416                           O            05/01/34
    0


    8941691          E82/G01             F          168,900.00         ZZ
                                         360        168,900.00          1
                                       5.625            972.28         63
                                       5.375            972.28
    LAKEVILLE        MN   55044          2            04/14/04         00
    0400967899                           05           06/01/04          0
    0400967899                           O            05/01/34
    0


    8941695          E82/G01             F          139,100.00         ZZ
                                         360        139,100.00          1
                                       5.625            800.74         89
                                       5.375            800.74
    OSCEOLA          IN   46561          2            04/13/04         04
    0400971651                           05           06/01/04         25
    0400971651                           O            05/01/34
    0


    8941711          E82/G01             F          522,700.00         ZZ
                                         360        522,700.00          1
                                       5.625          3,008.96         46
                                       5.375          3,008.96
    GLENCOE          IL   60022          2            04/14/04         00
    0400967626                           05           06/01/04          0
    0400967626                           O            05/01/34
    0


    8941721          E82/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       5.750          2,030.83         80
                                       5.500          2,030.83
    NEW YORK         NY   10013          2            04/14/04         00
    0400963963                           06           06/01/04          0
    0400963963                           O            05/01/34
    0


    8941727          E82/G01             F          200,800.00         ZZ
                                         360        200,800.00          1
1


                                       5.625          1,155.92         63
                                       5.375          1,155.92
    BOULDER CITY     NV   89005          2            04/14/04         00
    0400969739                           03           06/01/04          0
    0400969739                           O            05/01/34
    0


    8941921          Y94/G01             F          497,000.00         ZZ
                                         360        497,000.00          1
                                       5.500          2,821.91         48
                                       5.250          2,821.91
    FRESNO           CA   93711          2            04/05/04         00
    0437768211                           03           06/01/04          0
    0000010338                           O            05/01/34
    0


    8941925          E22/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
                                       5.750          1,727.38         74
                                       5.500          1,727.38
    LA MIRADA        CA   90638          5            04/09/04         00
    0420468985                           05           06/01/04          0
    0420468985                           O            05/01/34
    0


    8941997          E22/G01             F          458,000.00         ZZ
                                         360        458,000.00          1
                                       5.625          2,636.51         68
                                       5.375          2,636.51
    LA VERNE         CA   91750          5            04/08/04         00
    0420392029                           03           06/01/04          0
    0420392029                           O            05/01/34
    0


    8942059          E22/G01             F          377,800.00         ZZ
                                         360        377,800.00          1
                                       5.625          2,174.83         46
                                       5.375          2,174.83
    DANVILLE         CA   94526          2            04/06/04         00
    0420338220                           05           06/01/04          0
    0420338220                           O            05/01/34
    0


    8942079          Y94/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       5.500          2,498.27         37
                                       5.250          2,498.27
    SARATOGA         CA   95070          2            03/31/04         00
    0437762115                           05           06/01/04          0
1


    0000010056                           O            05/01/34
    0


    8942119          Y94/G01             F          494,000.00         ZZ
                                         360        494,000.00          1
                                       5.500          2,804.88         52
                                       5.250          2,804.88
    CUPERTINO        CA   95014          2            03/31/04         00
    0437774763                           05           06/01/04          0
    0000010400                           O            05/01/34
    0


    8942297          E22/G01             F          361,000.00         ZZ
                                         360        361,000.00          1
                                       5.625          2,078.12         69
                                       5.375          2,078.12
    SAN JOSE         CA   95132          5            04/09/04         00
    0420266843                           05           06/01/04          0
    0420266843                           O            05/01/34
    0


    8942345          Y94/G01             F          517,000.00         ZZ
                                         360        517,000.00          1
                                       5.625          2,976.14         77
                                       5.375          2,976.14
    SAN JOSE         CA   95126          2            03/30/04         00
    0437760366                           05           06/01/04          0
    0000010316                           O            05/01/34
    0


    8942403          Y94/G01             F          633,000.00         ZZ
                                         360        633,000.00          1
                                       5.500          3,594.10         77
                                       5.250          3,594.10
    SAN FRANCISCO    CA   94114          2            04/01/04         00
    0437781214                           01           06/01/04          0
    0000010078                           O            05/01/34
    0


    8942887          H58/G01             F          524,500.00         ZZ
                                         360        523,939.27          1
                                       5.625          3,019.32         69
                                       5.375          3,019.32
    SAN DIEGO        CA   92122          2            03/25/04         00
    0437778764                           05           05/01/04          0
    220071                               O            04/01/34
    0


1


    8943003          U05/G01             F          428,300.00         ZZ
                                         360        427,842.12          1
                                       5.625          2,465.54         68
                                       5.375          2,465.54
    CHICAGO          IL   60647          2            04/01/04         00
    0437736325                           09           05/01/04          0
    3000619121                           O            04/01/34
    0


    8943015          H58/G01             F          546,000.00         ZZ
                                         360        545,402.37          1
                                       5.500          3,100.13         69
                                       5.250          3,100.13
    ROLLING HILLS E  CA   90274          2            03/31/04         00
    0437779481                           05           05/01/04          0
    222018                               O            04/01/34
    0


    8943085          H58/G01             F          361,800.00         ZZ
                                         360        361,413.21          1
                                       5.625          2,082.73         42
                                       5.375          2,082.73
    GLENDALE         CA   91208          5            03/24/04         00
    0437761638                           03           05/01/04          0
    219844                               O            04/01/34
    0


    8943283          H58/G01             F          429,000.00         ZZ
                                         360        428,541.37          1
                                       5.625          2,469.57         80
                                       5.375          2,469.57
    SAN DIEGO        CA   92104          2            03/25/04         00
    0437761901                           05           05/01/04          0
    220815                               O            04/01/34
    0


    8943565          696/G01             F          490,000.00         ZZ
                                         360        490,000.00          1
                                       5.500          2,782.17         64
                                       5.250          2,782.17
    WASHINGTON       DC   20037          1            04/12/04         00
    0437804479                           05           06/01/04          0
    31804026                             O            05/01/34
    0


    8943567          696/G01             F          401,750.00         ZZ
                                         360        401,750.00          1
                                       5.500          2,281.09         75
                                       5.250          2,281.09
1


    BETHESDA         MD   20817          1            04/14/04         00
    0437728132                           05           06/01/04          0
    31104049                             O            05/01/34
    0


    8943571          696/G01             F          750,000.00         ZZ
                                         360        750,000.00          1
                                       5.500          4,258.42         69
                                       5.250          4,258.42
    BETHESDA         MD   20817          2            04/05/04         00
    0437728033                           05           06/01/04          0
    32704029                             O            05/01/34
    0


    8943573          696/G01             F          385,000.00         ZZ
                                         360        384,588.41          1
                                       5.625          2,216.28         65
                                       5.375          2,216.28
    BLUEMONT         VA   20135          5            03/31/04         00
    0437725955                           05           05/01/04          0
    50104067                             O            04/01/34
    0


    8943683          H58/G01             F          500,500.00         ZZ
                                         360        499,952.17          1
                                       5.500          2,841.79         70
                                       5.250          2,841.79
    SAN FRANCISCO    CA   94122          2            03/24/04         00
    0437760879                           05           05/01/04          0
    0000221869                           O            04/01/34
    0


    8943697          H58/G01             F          451,000.00         ZZ
                                         360        450,517.85          1
                                       5.625          2,596.21         70
                                       5.375          2,596.21
    WINDSOR          CA   95492          2            03/29/04         00
    0437761521                           05           05/01/04          0
    220813                               O            04/01/34
    0


    8943701          H58/G01             F          510,000.00         ZZ
                                         360        509,454.78          1
                                       5.625          2,935.85         34
                                       5.375          2,935.85
    HILLSBOROUGH     CA   94010          2            03/22/04         00
    0437762636                           05           05/01/04          0
    220848                               O            04/01/34
    0
1




    8943731          H58/G01             F          378,000.00         ZZ
                                         360        377,586.26          1
                                       5.500          2,146.24         75
                                       5.250          2,146.24
    DUBLIN           CA   94568          2            03/25/04         00
    0437761562                           05           05/01/04          0
    220808                               O            04/01/34
    0


    8943733          H58/G01             F          464,500.00         ZZ
                                         360        464,500.00          1
                                       5.625          2,673.92         65
                                       5.375          2,673.92
    SAN FRANCISCO    CA   94121          2            04/01/04         00
    0437760325                           05           06/01/04          0
    0000220080                           O            05/01/34
    0


    8943745          H58/G01             F          343,000.00         ZZ
                                         360        342,624.56          1
                                       5.500          1,947.52         60
                                       5.250          1,947.52
    ESCONDIDO        CA   92025          2            03/30/04         00
    0437776958                           05           05/01/04          0
    0000221821                           O            04/01/34
    0


    8943759          H58/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
                                       5.500          2,316.58         75
                                       5.250          2,316.58
    GARDNERVILLE     NV   89410          2            03/31/04         00
    0437776420                           05           06/01/04          0
    220011                               O            05/01/34
    0


    8943763          H58/G01             F          347,250.00         ZZ
                                         360        346,869.91          1
                                       5.500          1,971.65         79
                                       5.250          1,971.65
    THOUSAND OAKS    CA   91320          2            03/17/04         00
    0437760986                           05           05/01/04          0
    0000215087                           O            04/01/34
    0


    8944747          E82/G01             F          371,000.00         ZZ
                                         360        371,000.00          1
1


                                       5.625          2,135.69         27
                                       5.375          2,135.69
    GREAT NECK       NY   11021          2            04/15/04         00
    0400966529                           05           06/01/04          0
    0400966529                           O            05/01/34
    0


    8944765          E22/G01             F          198,800.00         ZZ
                                         360        198,800.00          1
                                       5.500          1,128.76         80
                                       5.250          1,128.76
    CHESAPEAKE       VA   23322          1            04/16/04         00
    0420422966                           05           06/01/04          0
    0420422966                           O            05/01/34
    0


    8944769          E22/G01             F          892,700.00         ZZ
                                         360        892,700.00          4
                                       5.625          5,138.88         60
                                       5.375          5,138.88
    BOSTON           MA   02118          2            04/12/04         00
    0420425126                           05           06/01/04          0
    0420425126                           O            05/01/34
    0


    8944771          E82/G01             F          435,000.00         ZZ
                                         360        435,000.00          1
                                       5.750          2,538.54         73
                                       5.500          2,538.54
    FLANDERS         NJ   07836          5            04/15/04         00
    0400970919                           05           06/01/04          0
    0400970919                           O            05/01/34
    0


    8944775          E82/G01             F          331,000.00         ZZ
                                         360        331,000.00          1
                                       5.625          1,905.42         78
                                       5.375          1,905.42
    CLINTON          OH   44216          2            04/15/04         00
    0400975116                           05           06/01/04          0
    0400975116                           O            05/01/34
    0


    8944787          E82/G01             F          259,700.00         ZZ
                                         360        259,700.00          1
                                       5.500          1,474.55         25
                                       5.250          1,474.55
    LOS ANGELES      CA   90004          2            04/12/04         00
    0400970828                           05           06/01/04          0
1


    0400970828                           O            05/01/34
    0


    8944795          E22/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       5.500          3,406.73         48
                                       5.250          3,406.73
    POWAY            CA   92064          1            04/01/04         00
    0420370033                           05           06/01/04          0
    0420370033                           O            05/01/34
    0


    8944797          E82/G01             F          445,800.00         ZZ
                                         360        445,800.00          1
                                       5.625          2,566.28         69
                                       5.375          2,566.28
    VIRGINIA BEAC    VA   23454          2            04/15/04         00
    0400966313                           05           06/01/04          0
    0400966313                           O            05/01/34
    0


    8944809          E82/G01             F          485,500.00         ZZ
                                         360        485,500.00          1
                                       5.625          2,794.81         69
                                       5.375          2,794.81
    NOVI             MI   48374          2            04/15/04         00
    0400973913                           05           06/01/04          0
    0400973913                           O            05/01/34
    0


    8944817          E82/G01             F          340,700.00         ZZ
                                         360        340,700.00          1
                                       5.625          1,961.26         59
                                       5.375          1,961.26
    CONCORD          MA   01742          2            04/12/04         00
    0400969853                           05           06/01/04          0
    0400969853                           O            05/01/34
    0


    8944881          E22/G01             F          537,500.00         ZZ
                                         360        537,500.00          1
                                       5.500          3,051.87         54
                                       5.250          3,051.87
    SEATTLE          WA   98112          2            04/07/04         00
    0420343311                           05           06/01/04          0
    0420343311                           O            05/01/34
    0


1


    8944891          E22/G01             F          438,750.00         ZZ
                                         360        438,750.00          1
                                       5.750          2,560.43         75
                                       5.500          2,560.43
    SUMNER           WA   98390          1            04/12/04         00
    0420344780                           03           06/01/04          0
    0420344780                           O            05/01/34
    0


    8945001          E22/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       5.625          2,417.76         72
                                       5.375          2,417.76
    BREA             CA   92821          1            04/09/04         00
    0420319865                           03           06/01/04          0
    0420319865                           O            05/01/34
    0


    8945009          E22/G01             F          880,000.00         ZZ
                                         360        880,000.00          1
                                       5.750          5,135.44         59
                                       5.500          5,135.44
    PARK CITY        UT   84098          5            04/09/04         00
    0420331423                           03           06/01/04          0
    0420331423                           O            05/01/34
    0


    8945025          E22/G01             F          361,000.00         ZZ
                                         360        361,000.00          1
                                       5.500          2,049.72         73
                                       5.250          2,049.72
    NEW ORLEANS      LA   70124          5            04/12/04         00
    0420336026                           05           06/01/04          0
    0420336026                           O            05/01/34
    0


    8945093          E22/G01             F          388,000.00         ZZ
                                         360        388,000.00          1
                                       5.500          2,203.02         56
                                       5.250          2,203.02
    PETALUMA         CA   94954          5            04/12/04         00
    0420286064                           05           06/01/04          0
    0420286064                           O            05/01/34
    0


    8945157          Y21/G01             F          489,600.00         ZZ
                                         360        489,100.83          1
                                       5.875          2,896.17         80
                                       5.625          2,896.17
1


    RIDGEFIELD       CT   06877          1            04/05/04         00
    0437750607                           05           05/01/04          0
    204034949                            O            04/01/34
    0


    8945161          Y21/G01             F          460,000.00         ZZ
                                         360        459,496.50          1
                                       5.500          2,611.83         70
                                       5.250          2,611.83
    BELLEVUE         WA   98006          5            03/26/04         00
    0437748601                           05           05/01/04          0
    204194725                            O            04/01/34
    0


    8945209          Y21/G01             F          470,000.00         ZZ
                                         360        469,485.56          1
                                       5.500          2,668.61         50
                                       5.250          2,668.61
    CARMEL VALLEY    CA   92130          1            03/19/04         00
    0437745672                           03           05/01/04          0
    204119162                            O            04/01/34
    0


    8945215          Y21/G01             F          372,000.00         ZZ
                                         360        371,592.82          1
                                       5.500          2,112.18         50
                                       5.250          2,112.18
    SACRAMENTO       CA   95831          2            03/26/04         00
    0437747140                           03           05/01/04          0
    204198895                            O            04/01/34
    0


    8945219          Y21/G01             F          440,000.00         ZZ
                                         360        439,529.61          1
                                       5.625          2,532.89         74
                                       5.375          2,532.89
    ANNANDALE        MN   55302          1            03/30/04         00
    0437748379                           05           05/01/04          0
    204161509                            O            04/01/34
    0


    8945229          Y21/G01             F        1,000,000.00         ZZ
                                         360        998,905.44          1
                                       5.500          5,677.89         67
                                       5.250          5,677.89
    PARADISE VALLEY  AZ   85253          2            03/25/04         00
    0437746688                           05           05/01/04          0
    204162653                            O            04/01/34
    0
1




    8945243          Y21/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.625          2,302.63         44
                                       5.375          2,302.63
    LONG BEACH       CA   90803          1            03/31/04         00
    0437748502                           05           06/01/04          0
    204164061                            O            05/01/34
    0


    8945247          Y21/G01             F          410,000.00         ZZ
                                         360        409,551.23          1
                                       5.500          2,327.94         69
                                       5.250          2,327.94
    SAN DIEGO        CA   92107          2            03/23/04         00
    0437745946                           05           05/01/04          0
    204192901                            O            04/01/34
    0


    8945259          Y21/G01             F          400,000.00         ZZ
                                         360        399,551.78          1
                                       5.375          2,239.89         58
                                       5.125          2,239.89
    GREENWOOD VILLA  CO   80111          5            03/30/04         00
    0437747298                           03           05/01/04          0
    204188237                            O            04/01/34
    0


    8945263          Y21/G01             F          354,000.00         ZZ
                                         360        353,612.52          1
                                       5.500          2,009.98         64
                                       5.250          2,009.98
    NAPERVILLE       IL   60564          2            03/31/04         00
    0437746597                           03           05/01/04          0
    204177928                            O            04/01/34
    0


    8945269          Y21/G01             F          487,000.00         ZZ
                                         360        487,000.00          1
                                       5.625          2,803.45         69
                                       5.375          2,803.45
    IRVINE           CA   92614          5            04/02/04         00
    0437747272                           03           06/01/04          0
    204171482                            O            05/01/34
    0


    8945279          Y21/G01             F          470,000.00         ZZ
                                         360        470,000.00          1
1


                                       5.875          2,780.23         80
                                       5.625          2,780.23
    MONUMENT         CO   80132          1            04/06/04         00
    0437746829                           05           06/01/04          0
    204159466                            O            05/01/34
    0


    8945285          Y21/G01             F          425,000.00         ZZ
                                         360        424,556.27          1
                                       5.750          2,480.19         34
                                       5.500          2,480.19
    SOLVANG          CA   93463          2            03/15/04         00
    0437746522                           05           05/01/04          0
    204153824                            O            04/01/34
    0


    8945293          Y21/G01             F          670,000.00         ZZ
                                         360        669,266.64          1
                                       5.500          3,804.19         72
                                       5.250          3,804.19
    MINNEAPOLIS      MN   55409          2            03/24/04         00
    0437750896                           05           05/01/04          0
    204198321                            O            04/01/34
    0


    8945321          Y21/G01             F          610,000.00         ZZ
                                         360        609,332.31          1
                                       5.500          3,463.52         57
                                       5.250          3,463.52
    SOUTH BARRINGTO  IL   60010          2            04/02/04         00
    0437745375                           03           05/01/04          0
    204173701                            O            04/01/34
    0


    8945331          Y21/G01             F          708,000.00         ZZ
                                         360        707,260.80          1
                                       5.750          4,131.70         77
                                       5.500          4,131.70
    NEW CANAAN       CT   06840          2            03/22/04         00
    0437752413                           05           05/01/04          0
    204095310                            O            04/01/34
    0


    8945361          Y21/G01             F          356,000.00         ZZ
                                         360        355,610.34          1
                                       5.500          2,021.33         28
                                       5.250          2,021.33
    DARIEN           CT   06820          2            03/31/04         00
    0437748361                           05           05/01/04          0
1


    204179581                            O            04/01/34
    0


    8945375          Y21/G01             F          427,000.00         ZZ
                                         360        426,554.18          1
                                       5.750          2,491.86         80
                                       5.500          2,491.86
    STEVENSON        MD   21153          2            03/31/04         00
    0437748353                           05           05/01/04          0
    204149665                            O            04/01/34
    0


    8945379          Y21/G01             F          258,000.00         ZZ
                                         360        258,000.00          1
                                       5.625          1,485.20         75
                                       5.375          1,485.20
    JESSUP           MD   20794          2            03/31/04         00
    0437748338                           05           06/01/04          0
    204174040                            O            05/01/34
    0


    8945383          Y21/G01             F          445,000.00         ZZ
                                         360        444,085.94          1
                                       5.625          2,561.68         61
                                       5.375          2,561.68
    HAYWARD          CA   94544          2            03/26/04         00
    0437748346                           03           05/01/04          0
    204128081                            O            04/01/34
    0


    8945387          Y21/G01             F          606,700.00         ZZ
                                         360        606,051.40          1
                                       5.625          3,492.51         72
                                       5.375          3,492.51
    PLEASANTON       CA   94566          2            03/30/04         00
    0437745508                           05           05/01/04          0
    204168147                            O            04/01/34
    0


    8945395          Y21/G01             F          521,000.00         ZZ
                                         360        521,000.00          1
                                       5.625          2,999.17         76
                                       5.375          2,999.17
    CHULA VISTA      CA   91914          2            04/02/04         00
    0437747306                           03           06/01/04          0
    204172314                            O            05/01/34
    0


1


    8945401          Y21/G01             F          440,000.00         ZZ
                                         360        439,551.40          1
                                       5.875          2,602.77         60
                                       5.625          2,602.77
    CORONA           CA   92881          5            03/17/04         00
    0437750516                           05           05/01/04          0
    204123976                            O            04/01/34
    0


    8945405          Y21/G01             F          443,700.00         ZZ
                                         360        443,214.34          1
                                       5.500          2,519.28         71
                                       5.250          2,519.28
    NEW PRAGUE       MN   56071          2            03/26/04         00
    0437750680                           05           05/01/04          0
    204176409                            O            04/01/34
    0


    8945467          696/G01             F          650,000.00         ZZ
                                         360        649,321.36          1
                                       5.750          3,793.22         80
                                       5.500          3,793.22
    WASHINGTON       DC   20007          2            03/29/04         00
    0437739188                           05           05/01/04          0
    31804016                             O            04/01/34
    0


    8945479          696/G01             F          650,000.00         ZZ
                                         360        649,288.54          1
                                       5.500          3,690.63         60
                                       5.250          3,690.63
    MCLEAN           VA   22102          2            04/05/04         00
    0437738008                           05           05/01/04          0
    22304026                             O            04/01/34
    0


    8945801          Q97/G01             F          425,000.00         ZZ
                                         360        425,000.00          1
                                       5.625          2,446.54         55
                                       5.375          2,446.54
    SUDBURY          MA   01776          1            04/09/04         00
    0437738685                           05           06/01/04          0
    16034179                             O            05/01/34
    0


    8946443          L01/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       5.500          2,838.95         69
                                       5.250          2,838.95
1


    SAMMAMISH        WA   98075          2            04/14/04         00
    0437777600                           03           06/01/04          0
    15856833                             O            05/01/34
    0


    8946541          T09/G01             F          363,000.00         ZZ
                                         360        362,629.91          1
                                       5.875          2,147.28         63
                                       5.625          2,147.28
    SAN FRANCISCO    CA   94134          5            03/23/04         00
    0437750771                           07           05/01/04          0
    2004001053                           O            04/01/34
    0


    8946819          X91/X91             F          750,000.00         ZZ
                                         360        750,000.00          1
                                       5.875          4,436.53         70
                                       5.625          4,436.53
    HONOLULU         HI   96821          5            04/09/04         00
    811983                               03           06/01/04          0
    811983                               O            05/01/34
    0


    8947321          L01/G01             F          447,000.00         ZZ
                                         360        447,000.00          1
                                       5.625          2,573.18         80
                                       5.375          2,573.18
    SEATTLE          WA   98122          2            04/13/04         00
    0437749427                           05           06/01/04          0
    15815796                             O            05/01/34
    0


    8947451          E82/G01             F          359,500.00         ZZ
                                         360        359,500.00          1
                                       5.625          2,069.48         76
                                       5.375          2,069.48
    BETHLEHEM        GA   30620          2            04/14/04         00
    0400972428                           05           06/01/04          0
    0400972428                           O            05/01/34
    0


    8947459          E82/G01             F          173,300.00         ZZ
                                         360        173,300.00          1
                                       5.625            997.61         51
                                       5.375            997.61
    LARKSPUR         CO   80118          2            04/16/04         00
    0400962791                           05           06/01/04          0
    0400962791                           O            05/01/34
    0
1




    8947541          E22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.750          2,334.29         80
                                       5.500          2,334.29
    HERNDON          VA   20171          1            04/19/04         00
    0420463390                           03           06/01/04          0
    0420463390                           O            05/01/34
    0


    8947651          E22/G01             F          413,500.00         ZZ
                                         360        413,500.00          1
                                       5.625          2,380.34         75
                                       5.375          2,380.34
    SEATTLE          WA   98119          2            04/08/04         00
    0420405011                           05           06/01/04          0
    0420405011                           O            05/01/34
    0


    8947803          642/G01             F          147,500.00         ZZ
                                         360        147,500.00          1
                                       5.875            872.52         80
                                       5.625            872.52
    APPLE VALLEY     CA   92308          2            04/12/04         00
    0437750508                           05           06/01/04          0
    03166604                             O            05/01/34
    0


    8947937          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       5.875            899.14         77
                                       5.625            899.14
    AURORA           CO   80014          2            04/14/04         00
    0420396376                           05           06/01/04          0
    0420396376                           O            05/01/34
    0


    8947955          E22/G01             F          211,750.00         ZZ
                                         360        211,750.00          1
                                       5.500          1,202.29         54
                                       5.250          1,202.29
    FULLERTON        CA   92832          5            04/06/04         00
    0420364143                           05           06/01/04          0
    0420364143                           O            05/01/34
    0


    8947969          E22/G01             F          441,000.00         ZZ
                                         360        441,000.00          1
1


                                       5.750          2,573.56         64
                                       5.500          2,573.56
    ALAMEDA          CA   94502          2            04/13/04         00
    0420368268                           03           06/01/04          0
    0420368268                           O            05/01/34
    0


    8947993          E22/G01             F          536,000.00         ZZ
                                         360        536,000.00          1
                                       5.500          3,043.35         37
                                       5.250          3,043.35
    SOLANA BEACH     CA   92075          2            04/12/04         00
    0420371320                           05           06/01/04          0
    0420371320                           O            05/01/34
    0


    8948021          E22/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       5.625          1,064.96         62
                                       5.375          1,064.96
    MURRIETA         CA   92562          5            04/09/04         00
    0420346413                           05           06/01/04          0
    0420346413                           O            05/01/34
    0


    8948043          E22/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       5.750          2,567.72         72
                                       5.500          2,567.72
    READING          MA   01867          2            04/13/04         00
    0420353112                           05           06/01/04          0
    0420353112                           O            05/01/34
    0


    8948087          Q31/G01             F          349,200.00         ZZ
                                         360        349,200.00          1
                                       5.625          2,010.20         75
                                       5.375          2,010.20
    CHULA VISTA      CA   91913          2            04/15/04         00
    0437762685                           03           06/01/04          0
    SD908998                             O            05/01/34
    0


    8948133          H58/G01             F          504,000.00         ZZ
                                         360        503,435.24          1
                                       5.375          2,822.26         63
                                       5.125          2,822.26
    SAMMAMISH        WA   98075          2            03/31/04         00
    0437760267                           05           05/01/04          0
1


    0000221719                           O            04/01/34
    0


    8948147          E22/G01             F          462,000.00         ZZ
                                         360        462,000.00          1
                                       5.625          2,659.53         64
                                       5.375          2,659.53
    REDDING          CA   96001          2            04/09/04         00
    0420333486                           05           06/01/04          0
    0420333486                           O            05/01/34
    0


    8948155          E22/G01             F          439,992.00         ZZ
                                         360        439,992.00          1
                                       5.625          2,532.84         79
                                       5.375          2,532.84
    MERCER ISLAND    WA   98040          2            04/12/04         00
    0420336133                           05           06/01/04          0
    0420336133                           O            05/01/34
    0


    8948157          H58/G01             F          592,400.00         ZZ
                                         360        591,751.59          1
                                       5.500          3,363.58         69
                                       5.250          3,363.58
    SAN FRANCISCO    CA   94116          2            03/26/04         00
    0437773708                           05           05/01/04          0
    0000220434                           O            04/01/34
    0


    8948175          E22/G01             F          501,000.00         ZZ
                                         360        501,000.00          1
                                       5.500          2,844.62         50
                                       5.250          2,844.62
    SAN MARINO       CA   91108          2            04/08/04         00
    0420339244                           05           06/01/04          0
    0420339244                           O            05/01/34
    0


    8948287          642/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       5.500          2,498.27         49
                                       5.250          2,498.27
    LA MESA          CA   91941          2            04/02/04         00
    0437781016                           05           06/01/04          0
    03118604                             O            05/01/34
    0


1


    8948369          E22/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       5.625          1,496.71         65
                                       5.375          1,496.71
    SEATTLE          WA   98177          1            04/13/04         00
    0420275414                           05           06/01/04          0
    0420275414                           O            05/01/34
    0


    8948399          E22/G01             F          373,000.00         ZZ
                                         360        373,000.00          1
                                       5.625          2,147.20         54
                                       5.375          2,147.20
    SAN JOSE         CA   95125          2            04/12/04         00
    0420289134                           05           06/01/04          0
    0420289134                           O            05/01/34
    0


    8948417          E22/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       5.625          2,590.45         38
                                       5.375          2,590.45
    NEWPORT BEACH    CA   92660          2            04/12/04         00
    0420192262                           05           06/01/04          0
    0420192262                           O            05/01/34
    0


    8948419          E22/G01             F          222,000.00         ZZ
                                         360        222,000.00          1
                                       5.500          1,260.49         21
                                       5.250          1,260.49
    LAGUNA BEACH     CA   92651          2            04/07/04         00
    0420196255                           05           06/01/04          0
    0420196255                           O            05/01/34
    0


    8948541          S11/G01             F          425,000.00         ZZ
                                         360        425,000.00          1
                                       5.750          2,480.18         67
                                       5.500          2,480.18
    MISSION VIEJO    CA   92692          5            04/07/04         00
    0437760929                           03           06/01/04          0
    11501001                             O            05/01/34
    0


    8948561          D03/D03             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       5.625          2,417.76         69
                                       5.375          2,417.76
1


    REDWOOD CITY     CA   94062          2            04/05/04         00
    1040004313                           05           06/01/04          0
    1040004313                           O            05/01/34
    0


    8948681          Y94/G01             F          615,000.00         ZZ
                                         360        615,000.00          1
                                       5.500          3,491.90         64
                                       5.250          3,491.90
    FRESNO           CA   93711          5            04/06/04         00
    0437778392                           03           06/01/04          0
    0000010356                           O            05/01/34
    0


    8948689          H58/G01             F          577,500.00         ZZ
                                         360        576,852.89          1
                                       5.375          3,233.83         73
                                       5.125          3,233.83
    SAN FRANCISCO    CA   94127          2            03/24/04         00
    0437773690                           05           05/01/04          0
    0000222071                           O            04/01/34
    0


    8948739          H58/G01             F          481,000.00         ZZ
                                         360        480,473.51          1
                                       5.500          2,731.07         61
                                       5.250          2,731.07
    PALO ALTO        CA   94306          2            03/25/04         00
    0437762875                           05           05/01/04          0
    0000221052                           O            04/01/34
    0


    8948799          H58/G01             F          460,000.00         ZZ
                                         360        459,484.55          1
                                       5.375          2,575.87         69
                                       5.125          2,575.87
    OAKLAND          CA   94619          2            03/25/04         00
    0437762677                           05           05/01/04          0
    221865                               O            04/01/34
    0


    8948821          H58/G01             F          900,000.00         ZZ
                                         360        900,000.00          1
                                       5.500          5,110.10         29
                                       5.250          5,110.10
    MALIBU           CA   90265          2            04/01/04         00
    0437760820                           05           06/01/04          0
    221849                               O            05/01/34
    0
1




    8948847          H58/G01             F          362,400.00         ZZ
                                         360        362,012.57          1
                                       5.625          2,086.18         80
                                       5.375          2,086.18
    SAN DIEGO        CA   92111          2            03/30/04         00
    0437777204                           05           05/01/04          0
    0000221030                           O            04/01/34
    0


    8948857          F34/G01             F          438,000.00         ZZ
                                         360        438,000.00          1
                                       5.500          2,486.92         78
                                       5.250          2,486.92
    NORTH POTOMAC    MD   20878          1            04/14/04         00
    0437762545                           05           06/01/04          0
    4500401018                           O            05/01/34
    0


    8948861          H58/G01             F          460,000.00         ZZ
                                         360        459,484.55          1
                                       5.375          2,575.87         64
                                       5.125          2,575.87
    NEWBURY PARK     CA   91320          5            03/26/04         00
    0437773815                           05           05/01/04          0
    222090                               O            04/01/34
    0


    8948871          H58/G01             F          532,500.00         ZZ
                                         360        531,930.72          1
                                       5.625          3,065.37         71
                                       5.375          3,065.37
    SAN FRANCISCO    CA   94110          2            03/26/04         00
    0437773914                           05           05/01/04          0
    0000220429                           O            04/01/34
    0


    8948959          H58/G01             F          490,000.00         ZZ
                                         360        490,000.00          1
                                       5.500          2,782.17         76
                                       5.250          2,782.17
    SCOTTSDALE       AZ   85254          2            04/01/04         00
    0437761091                           05           06/01/04          0
    0000221582                           O            05/01/34
    0


    8948973          H58/G01             F          445,000.00         ZZ
                                         360        444,512.92          1
1


                                       5.500          2,526.66         65
                                       5.250          2,526.66
    SAN FRANCISCO    CA   94116          2            03/26/04         00
    0437760291                           05           05/01/04          0
    221852                               O            04/01/34
    0


    8949013          L01/G01             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       5.625          2,935.85         65
                                       5.375          2,935.85
    PHOENIX          AZ   85048          2            04/12/04         00
    0437768054                           03           06/01/04          0
    15696490                             O            05/01/34
    0


    8949037          H58/G01             F          461,000.00         ZZ
                                         360        460,495.41          1
                                       5.500          2,617.51         65
                                       5.250          2,617.51
    SAN FRANCISCO    CA   94122          2            03/23/04         00
    0437778418                           05           05/01/04          0
    0000221638                           O            04/01/34
    0


    8949147          H58/G01             F          440,000.00         ZZ
                                         360        439,540.61          1
                                       5.750          2,567.72         74
                                       5.500          2,567.72
    ALISO VIEJO      CA   92656          2            03/29/04         00
    0437773856                           29           05/01/04          0
    222367                               O            04/01/34
    0


    8949205          H58/G01             F          559,000.00         ZZ
                                         360        558,373.61          1
                                       5.375          3,130.24         58
                                       5.125          3,130.24
    SAN ANSELMO      CA   94960          5            03/31/04         00
    0437777147                           05           05/01/04          0
    222262                               O            04/01/34
    0


    8949237          H58/G01             F          624,000.00         ZZ
                                         360        623,316.99          1
                                       5.500          3,543.01         69
                                       5.250          3,543.01
    SAN FRANCISCO    CA   94127          2            03/29/04         00
    0437760895                           05           05/01/04          0
1


    221910                               O            04/01/34
    0


    8949613          Y21/G01             F          525,000.00         ZZ
                                         360        524,425.35          1
                                       5.500          2,980.90         53
                                       5.250          2,980.90
    BURRIDGE         IL   60529          2            03/26/04         00
    0437746100                           03           05/01/04          0
    204174988                            O            04/01/34
    0


    8949619          Y21/G01             F          383,500.00         ZZ
                                         360        383,500.00          1
                                       5.500          2,177.48         54
                                       5.250          2,177.48
    REDMOND          WA   98053          5            04/01/04         00
    0437747355                           05           06/01/04          0
    204204721                            O            05/01/34
    0


    8949699          Y21/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.625          2,302.63         69
                                       5.375          2,302.63
    KING CITY        CA   93930          5            04/01/04         00
    0437747058                           05           06/01/04          0
    204161771                            O            05/01/34
    0


    8949707          Y21/G01             F          384,000.00         ZZ
                                         360        383,579.69          1
                                       5.500          2,180.31         80
                                       5.250          2,180.31
    BALTIMORE        MD   21212          1            03/31/04         00
    0437747199                           05           05/01/04          0
    204170001                            O            04/01/34
    0


    8949715          Y21/G01             F          459,000.00         ZZ
                                         360        458,451.56          1
                                       5.625          2,642.27         72
                                       5.375          2,642.27
    PLEASANTON       CA   94588          2            03/22/04         00
    0437745995                           03           05/01/04          0
    204181259                            O            04/01/34
    0


1


    8949727          Y21/G01             F          610,000.00         ZZ
                                         360        609,347.87          1
                                       5.625          3,511.51         61
                                       5.375          3,511.51
    SCOTTSDALE       AZ   85251          5            03/29/04         00
    0437748445                           05           05/01/04          0
    204190754                            O            04/01/34
    0


    8950249          U05/G01             F        1,000,000.00         T
                                         360        998,980.45          1
                                       5.875          5,915.38         42
                                       5.625          5,915.38
    WEST STOCKBRIDG  MA   01266          2            03/30/04         00
    0437817497                           05           05/01/04          0
    3470076                              O            04/01/34
    0


    8950543          Y62/G01             F          470,000.00         ZZ
                                         360        470,000.00          1
                                       5.750          2,742.79         67
                                       5.500          2,742.79
    MEDINA           WA   98039          1            04/01/04         00
    0437786783                           05           06/01/04          0
    8910735000                           O            05/01/34
    0


    8951169          696/G01             F          556,000.00         ZZ
                                         360        556,000.00          1
                                       5.500          3,156.91         80
                                       5.250          3,156.91
    MCLEAN           VA   22101          1            04/19/04         00
    0437750789                           05           06/01/04          0
    22304029                             O            05/01/34
    0


    8951173          696/G01             F          649,500.00         ZZ
                                         360        649,500.00          1
                                       5.500          3,687.79         55
                                       5.250          3,687.79
    POTOMAC          MD   20854          2            04/12/04         00
    0437748288                           03           06/01/04          0
    32604064                             O            05/01/34
    0


    8951175          696/G01             F          433,000.00         ZZ
                                         360        433,000.00          1
                                       5.250          2,391.04         67
                                       5.000          2,391.04
1


    CHEVY CHASE      MD   20815          2            04/15/04         00
    0437750730                           05           06/01/04          0
    32704060                             O            05/01/34
    0


    8951595          E82/G01             F          326,300.00         ZZ
                                         360        326,300.00          1
                                       5.625          1,878.37         57
                                       5.375          1,878.37
    WINCHESTER       MA   01890          2            04/15/04         00
    0400967345                           05           06/01/04          0
    0400967345                           O            05/01/34
    0


    8951601          E82/G01             F          369,800.00         ZZ
                                         360        369,800.00          1
                                       5.625          2,128.78         44
                                       5.375          2,128.78
    BURLINGAME       CA   94010          2            04/15/04         00
    0400966487                           05           06/01/04          0
    0400966487                           O            05/01/34
    0


    8951609          E82/G01             F          373,000.00         ZZ
                                         360        373,000.00          1
                                       5.625          2,147.20         76
                                       5.375          2,147.20
    FOUNTAIN VALLEY  CA   92708          2            04/15/04         00
    0400973699                           05           06/01/04          0
    0400973699                           O            05/01/34
    0


    8951621          E82/G01             F          614,000.00         ZZ
                                         360        614,000.00          1
                                       5.625          3,534.53         39
                                       5.375          3,534.53
    SANTA BARBARA    CA   93103          2            04/15/04         00
    0400968160                           05           06/01/04          0
    0400968160                           O            05/01/34
    0


    8951633          E82/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
                                       5.875          1,360.54         66
                                       5.625          1,360.54
    NEVADA CITY      CA   95959          2            04/15/04         00
    0400960860                           05           06/01/04          0
    0400960860                           O            05/01/34
    0
1




    8951639          E82/G01             F          453,700.00         ZZ
                                         360        453,700.00          1
                                       5.750          2,647.67         79
                                       5.500          2,647.67
    SAN MATEO        CA   94403          2            04/15/04         00
    0400968020                           03           06/01/04          0
    0400968020                           O            05/01/34
    0


    8951645          E82/G01             F          487,000.00         ZZ
                                         360        487,000.00          1
                                       5.750          2,842.00         74
                                       5.500          2,842.00
    SEATTLE          WA   98102          2            04/15/04         00
    0400977021                           05           06/01/04          0
    0400977021                           O            05/01/34
    0


    8951661          E22/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       5.625          2,648.02         68
                                       5.375          2,648.02
    LOS ANGELES      CA   90065          2            04/06/04         00
    0420448144                           05           06/01/04          0
    0420448144                           O            05/01/34
    0


    8951685          E22/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       5.500          2,129.21         79
                                       5.250          2,129.21
    PICKERINGTON     OH   43147          2            04/15/04         00
    0420459372                           05           06/01/04          0
    0420459372                           O            05/01/34
    0


    8951767          E22/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       5.500          2,157.60         60
                                       5.250          2,157.60
    PLEASANTON       CA   94566          5            04/08/04         00
    0420412280                           05           06/01/04          0
    0420412280                           O            05/01/34
    0


    8951823          E22/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
1


                                       5.625          3,166.11         69
                                       5.375          3,166.11
    BELLEVUE         WA   98005          5            04/13/04         00
    0420429136                           05           06/01/04          0
    0420429136                           O            05/01/34
    0


    8951927          U87/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
                                       5.500          3,122.84         36
                                       5.250          3,122.84
    PASADENA         CA   91103          2            04/14/04         00
    0437824600                           05           06/01/04          0
    1353                                 O            05/01/34
    0


    8951991          E22/G01             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       5.750          2,333.71         52
                                       5.500          2,333.71
    MILLBRAE         CA   94030          5            04/01/04         00
    0420362048                           05           06/01/04          0
    0420362048                           O            05/01/34
    0


    8952147          E22/G01             F          559,000.00         ZZ
                                         360        559,000.00          1
                                       5.625          3,217.92         75
                                       5.375          3,217.92
    REDDING          CA   96001          2            04/09/04         00
    0420235624                           05           06/01/04          0
    0420235624                           O            05/01/34
    0


    8952283          E22/G01             F          155,000.00         ZZ
                                         360        155,000.00          1
                                       5.500            880.07         62
                                       5.250            880.07
    WYLIE            TX   75098          2            04/15/04         00
    0420210171                           05           06/01/04          0
    0420210171                           O            05/01/34
    0


    8953519          714/G01             F          477,000.00         ZZ
                                         360        477,000.00          1
                                       5.375          2,671.07         61
                                       5.125          2,671.07
    CEDARBURG        WI   53012          2            04/07/04         00
    0437780059                           05           06/01/04          0
1


    1                                    O            05/01/34
    0


    8953851          E82/G01             F          344,300.00         ZZ
                                         360        344,300.00          1
                                       5.625          1,981.98         64
                                       5.375          1,981.98
    TRUMBULL         CT   06611          2            04/16/04         00
    0400967964                           05           06/01/04          0
    0400967964                           O            05/01/34
    0


    8953857          E82/G01             F          183,200.00         ZZ
                                         360        183,200.00          1
                                       5.750          1,069.11         83
                                       5.500          1,069.11
    CORAL SPRINGS    FL   33071          2            04/16/04         04
    0400976262                           03           06/01/04         12
    0400976262                           O            05/01/34
    0


    8953865          E82/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       5.750          1,750.72         80
                                       5.500          1,750.72
    WEST COVINA      CA   91791          2            04/13/04         00
    0400972451                           05           06/01/04          0
    0400972451                           O            05/01/34
    0


    8953873          E82/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.750          3,793.22         75
                                       5.500          3,793.22
    STAMFORD         CT   06903          2            04/16/04         00
    0400971453                           05           06/01/04          0
    0400971453                           O            05/01/34
    0


    8953877          E82/G01             F          326,800.00         ZZ
                                         360        326,800.00          1
                                       5.625          1,881.25         69
                                       5.375          1,881.25
    WARWICK          RI   02886          2            04/16/04         00
    0400967675                           05           06/01/04          0
    0400967675                           O            05/01/34
    0


1


    8954257          Y84/G01             F          359,910.00         ZZ
                                         360        359,910.00          1
                                       5.875          2,129.01         90
                                       5.625          2,129.01
    MILFORD          MA   01757          1            04/16/04         01
    0437775562                           05           06/01/04         25
    1001867272                           O            05/01/34
    0


    8954281          Y84/G01             F          599,500.00         ZZ
                                         360        599,500.00          1
                                       5.625          3,451.06         72
                                       5.375          3,451.06
    ANDOVER          MA   01810          2            04/09/04         00
    0437805245                           05           06/01/04          0
    005105                               O            05/01/34
    0


    8954283          369/G01             F          378,000.00         ZZ
                                         360        368,829.21          1
                                       5.625          2,175.98         45
                                       5.375          2,175.98
    SANTA ANA        CA   92705          2            02/23/04         00
    0437768195                           05           04/01/04          0
    77540623                             O            03/01/34
    0


    8954337          N74/G01             F          113,960.00         ZZ
                                         360        113,843.81          1
                                       5.875            674.12         69
                                       5.625            674.12
    CLAREMORE        OK   74017          5            03/31/04         00
    0437818818                           05           05/05/04          0
    0034465010                           O            04/05/34
    0


    8954367          A39/G01             F          459,000.00         ZZ
                                         360        459,000.00          1
                                       5.750          2,678.60         60
                                       5.500          2,678.60
    WOODLAND HILLS   CA   91364          2            04/07/04         00
    0437767320                           05           06/01/04          0
    2400321RFC                           O            05/01/34
    0


    8954733          E82/G01             F          434,500.00         ZZ
                                         360        434,500.00          1
                                       5.625          2,501.23         58
                                       5.375          2,501.23
1


    GREAT FALLS      VA   22066          2            04/19/04         00
    0400974507                           05           06/01/04          0
    0400974507                           O            05/01/34
    0


    8954739          E82/G01             F          178,700.00         ZZ
                                         360        178,700.00          1
                                       5.750          1,042.84         69
                                       5.500          1,042.84
    STAFFORD         VA   22554          2            04/19/04         00
    0400974317                           05           06/01/04          0
    0400974317                           O            05/01/34
    0


    8954741          E82/G01             F          336,200.00         ZZ
                                         360        336,200.00          1
                                       5.875          1,988.75         67
                                       5.625          1,988.75
    PLEASANTON       CA   94588          2            04/16/04         00
    0400971768                           05           06/01/04          0
    0400971768                           O            05/01/34
    0


    8954749          E82/G01             F          219,000.00         ZZ
                                         360        219,000.00          1
                                       5.625          1,260.69         58
                                       5.375          1,260.69
    NEW ORLEANS      LA   70124          2            04/16/04         00
    0400961660                           05           06/01/04          0
    0400961660                           O            05/01/34
    0


    8955245          S11/G01             F          365,000.00         ZZ
                                         360        365,000.00          1
                                       5.750          2,130.04         70
                                       5.500          2,130.04
    ORANGE           CA   92869          5            04/08/04         00
    0437766058                           05           06/01/04          0
    11501040                             O            05/01/34
    0


    8955493          E22/G01             F          593,668.00         ZZ
                                         360        593,668.00          1
                                       5.625          3,417.49         74
                                       5.375          3,417.49
    WOODINVILLE      WA   98077          2            04/12/04         00
    0420608564                           05           06/01/04          0
    0420608564                           O            05/01/34
    0
1




    8955801          E22/G01             F          504,000.00         ZZ
                                         360        504,000.00          1
                                       5.500          2,861.66         80
                                       5.250          2,861.66
    KENSINGTON       CA   94708          1            04/14/04         00
    0420460800                           05           06/01/04          0
    0420460800                           O            05/01/34
    0


    8955805          E22/G01             F          620,000.00         ZZ
                                         360        620,000.00          1
                                       5.625          3,569.07         68
                                       5.375          3,569.07
    SAN FRANCISCO    CA   94127          5            04/12/04         00
    0420462426                           05           06/01/04          0
    0420462426                           O            05/01/34
    0


    8956001          313/G01             F          436,000.00         ZZ
                                         360        435,511.44          1
                                       5.375          2,441.48         80
                                       5.125          2,441.48
    WAYNE            IL   60184          1            03/29/04         00
    0437779531                           05           05/01/04          0
    10156727                             O            04/01/34
    0


    8956041          313/G01             F          434,500.00         ZZ
                                         360        434,024.41          1
                                       5.500          2,467.05         43
                                       5.250          2,467.05
    ROLLING HILLS E  CA   90274          2            03/18/04         00
    0437779143                           05           05/01/04          0
    10130938                             O            04/01/34
    0


    8956057          313/G01             F          465,000.00         ZZ
                                         360        464,491.03          1
                                       5.500          2,640.22         60
                                       5.250          2,640.22
    SPRINGFIELD      VA   22150          2            03/18/04         00
    0437775133                           03           05/01/04          0
    10132553                             O            04/01/34
    0


    8956065          313/G01             F          528,800.00         ZZ
                                         360        528,234.67          1
1


                                       5.625          3,044.08         67
                                       5.375          3,044.08
    VERONA           WI   53593          2            03/17/04         00
    0437776511                           05           05/01/04          0
    10119493                             O            04/01/34
    0


    8956069          E22/G01             F          494,000.00         ZZ
                                         360        494,000.00          1
                                       5.625          2,843.74         64
                                       5.375          2,843.74
    BERKELEY         CA   94705          2            04/14/04         00
    0420392946                           05           06/01/04          0
    0420392946                           O            05/01/34
    0


    8956073          313/G01             F          750,000.00         ZZ
                                         360        749,216.95          1
                                       5.750          4,376.80         64
                                       5.500          4,376.80
    CALABASAS        CA   91302          2            03/24/04         00
    0437777469                           05           05/01/04          0
    10152171                             O            04/01/34
    0


    8956165          E22/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       5.875          1,159.41         80
                                       5.625          1,159.41
    MARICOPA         AZ   85239          2            04/14/04         00
    0420346553                           05           06/01/04          0
    0420346553                           O            05/01/34
    0


    8956185          313/G01             F          478,000.00         ZZ
                                         360        477,473.76          1
                                       5.625          2,751.64         80
                                       5.375          2,751.64
    ATLANTA          GA   30306          1            03/01/04         00
    0437777444                           03           05/01/04          0
    10114023                             O            04/01/34
    0


    8956209          313/G01             F          550,000.00         ZZ
                                         360        549,397.99          1
                                       5.500          3,122.84         50
                                       5.250          3,122.84
    WEST HOLLYWOOD   CA   90069          2            03/19/04         00
    0437776495                           05           05/01/04          0
1


    10131159                             O            04/01/34
    0


    8956215          E22/G01             F          538,800.00         ZZ
                                         360        538,800.00          1
                                       5.500          3,059.25         50
                                       5.250          3,059.25
    SAMMAMISH        WA   98074          2            04/14/04         00
    0420354284                           03           06/01/04          0
    0420354284                           O            05/01/34
    0


    8956233          313/G01             F          454,000.00         ZZ
                                         360        453,514.64          1
                                       5.625          2,613.49         66
                                       5.375          2,613.49
    CLEMMONS         NC   27012          2            03/26/04         00
    0437771652                           03           05/01/04          0
    10134732                             O            04/01/34
    0


    8956293          313/G01             F          560,000.00         ZZ
                                         360        559,401.32          1
                                       5.625          3,223.68         51
                                       5.375          3,223.68
    PACIFIC PALISAD  CA   90272          2            02/11/04         00
    0437773286                           05           05/01/04          0
    10085306                             O            04/01/34
    0


    8956327          313/G01             F          456,000.00         ZZ
                                         360        455,523.90          1
                                       5.750          2,661.10         80
                                       5.500          2,661.10
    FRANKLIN         MA   02038          1            03/15/04         00
    0437770795                           05           05/01/04          0
    10041259                             O            04/01/34
    0


    8956341          313/G01             F          650,000.00         ZZ
                                         360        649,288.54          1
                                       5.500          3,690.63         47
                                       5.250          3,690.63
    ENCINO           CA   91436          5            03/17/04         00
    0437783095                           05           05/01/04          0
    10152023                             O            04/01/34
    0


1


    8956369          313/G01             F          490,000.00         ZZ
                                         360        489,490.63          1
                                       6.000          2,937.80         86
                                       5.750          2,937.80
    GLENDALE         CA   91208          2            03/01/04         04
    0437773260                           05           05/01/04         25
    10079457                             O            04/01/34
    0


    8956381          313/G01             F          356,000.00         ZZ
                                         360        356,000.00          1
                                       5.750          2,077.52         80
                                       5.500          2,077.52
    LEESBURG         VA   20176          5            04/05/04         00
    0437779192                           03           06/01/04          0
    10155430                             O            05/01/34
    0


    8956405          313/G01             F          744,000.00         ZZ
                                         360        743,223.21          1
                                       5.750          4,341.79         80
                                       5.500          4,341.79
    MILWAUKEE        WI   53211          2            04/02/04         00
    0437775026                           05           05/01/04          0
    10134518                             O            04/01/34
    0


    8956431          313/G01             F          645,000.00         ZZ
                                         360        644,294.01          1
                                       5.500          3,662.24         47
                                       5.250          3,662.24
    LOS ANGELES      CA   90024          2            03/18/04         00
    0437775992                           05           05/01/04          0
    10133270                             O            04/01/34
    0


    8956447          313/G01             F          380,000.00         ZZ
                                         360        379,584.07          1
                                       5.500          2,157.60         80
                                       5.250          2,157.60
    KIRKLAND         WA   98034          1            03/24/04         00
    0437774524                           05           05/01/04          0
    10134641                             O            04/01/34
    0


    8956485          E22/G01             F          423,000.00         ZZ
                                         360        423,000.00          1
                                       5.500          2,401.75         41
                                       5.250          2,401.75
1


    LOS ANGELES      CA   90034          2            04/08/04         00
    0420338600                           05           06/01/04          0
    0420338600                           O            05/01/34
    0


    8956495          313/G01             F          649,000.00         ZZ
                                         360        648,289.62          1
                                       5.500          3,684.96         37
                                       5.250          3,684.96
    ENCINO           CA   91436          2            03/31/04         00
    0437778566                           05           05/01/04          0
    10166692                             O            04/01/34
    0


    8956521          313/G01             F          367,400.00         ZZ
                                         360        367,025.42          1
                                       5.875          2,173.31         42
                                       5.625          2,173.31
    ENCINO           CA   91436          5            03/22/04         00
    0437773187                           05           05/01/04          0
    BC85947                              O            04/01/34
    0


    8956539          313/G01             F          690,900.00         ZZ
                                         360        690,178.65          1
                                       5.750          4,031.91         70
                                       5.500          4,031.91
    MERCER ISLAND    WA   98040          1            03/10/04         00
    0437779648                           05           05/01/04          0
    10133684                             O            04/01/34
    0


    8956581          E22/G01             F          370,800.00         ZZ
                                         360        370,800.00          1
                                       5.875          2,193.42         90
                                       5.625          2,193.42
    SILVER SPRING    MD   20901          1            04/21/04         04
    0420266421                           05           06/01/04         25
    0420266421                           O            05/01/34
    0


    8956587          313/G01             F          374,000.00         ZZ
                                         360        373,609.51          1
                                       5.750          2,182.57         54
                                       5.500          2,182.57
    VIENNA           VA   22181          2            03/26/04         00
    0437772783                           05           05/01/04          0
    10124113                             O            04/01/34
    0
1




    8956595          313/G01             F          475,950.00         ZZ
                                         360        475,429.04          1
                                       5.500          2,702.40         80
                                       5.250          2,702.40
    SUMNER           WA   98390          1            03/09/04         00
    0437776636                           03           05/01/04          0
    10130292                             O            04/01/34
    0


    8956639          E22/G01             F          267,150.00         ZZ
                                         360        267,150.00          1
                                       5.625          1,537.87         72
                                       5.375          1,537.87
    WEST MONROE      LA   71291          2            04/16/04         00
    0420288755                           05           06/01/04          0
    0420288755                           O            05/01/34
    0


    8956657          E22/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       5.750          1,546.47         57
                                       5.500          1,546.47
    SIMI VALLEY      CA   93065          2            04/14/04         00
    0420290918                           03           06/01/04          0
    0420290918                           O            05/01/34
    0


    8956683          313/G01             F          358,000.00         ZZ
                                         360        357,617.28          1
                                       5.625          2,060.85         45
                                       5.375          2,060.85
    LAGUNA NIGUEL    CA   92677          2            03/24/04         00
    0437778350                           03           05/01/04          0
    10128221                             O            04/01/34
    0


    8956691          313/G01             F          543,300.00         ZZ
                                         360        542,719.17          1
                                       5.625          3,127.55         69
                                       5.375          3,127.55
    SUN PRAIRIE      WI   53590          2            03/10/04         00
    0437778525                           05           05/01/04          0
    10087286                             O            04/01/34
    0


    8956707          313/G01             F          482,800.00         ZZ
                                         360        482,271.54          1
1


                                       5.500          2,741.29         44
                                       5.250          2,741.29
    LAGUNA HILLS     CA   92653          2            03/20/04         00
    0437775851                           03           05/01/04          0
    10141208                             O            04/01/34
    0


    8956715          313/G01             F          650,000.00         ZZ
                                         360        649,288.54          1
                                       5.500          3,690.63         55
                                       5.250          3,690.63
    BINGHAM FARMS    MI   48025          2            03/17/04         00
    0437773989                           05           05/01/04          0
    10103349                             O            04/01/34
    0


    8956725          313/G01             F          620,000.00         ZZ
                                         360        619,321.38          1
                                       5.500          3,520.29         45
                                       5.250          3,520.29
    LOS ANGELES      CA   90025          2            03/22/04         00
    0437773948                           05           05/01/04          0
    10154300                             O            04/01/34
    0


    8956767          313/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
                                       5.750          3,734.87         56
                                       5.500          3,734.87
    RANCHO PALOS VE  CA   90275          2            04/01/04         00
    0437775844                           03           06/01/04          0
    10143287                             O            05/01/34
    0


    8956849          E22/G01             F          178,000.00         ZZ
                                         360        178,000.00          1
                                       5.625          1,024.67         78
                                       5.375          1,024.67
    WOODS CROSS      UT   84087          2            04/13/04         00
    0420240269                           05           06/01/04          0
    0420240269                           O            05/01/34
    0


    8956881          E22/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       5.625          2,072.36         56
                                       5.375          2,072.36
    DANVILLE         CA   94526          2            04/12/04         00
    0420251647                           05           06/01/04          0
1


    0420251647                           O            05/01/34
    0


    8956887          E22/G01             F          156,800.00         ZZ
                                         360        156,800.00          1
                                       5.500            890.29         80
                                       5.250            890.29
    FREELAND         WA   98249          2            04/16/04         00
    0420193021                           05           06/01/04          0
    0420193021                           O            05/01/34
    0


    8957017          E22/G01             F          352,500.00         ZZ
                                         360        352,500.00          1
                                       5.500          2,001.46         75
                                       5.250          2,001.46
    MONTGOMERY TOWN  NJ   08502          5            04/16/04         00
    0420191330                           05           06/01/04          0
    0420191330                           O            05/01/34
    0


    8957307          253/253             F          644,000.00         ZZ
                                         360        643,358.89          2
                                       6.000          3,861.11         62
                                       5.750          3,861.11
    LOS ANGELES      CA   90048          2            03/26/04         00
    345032                               05           05/01/04          0
    345032                               O            04/01/34
    0


    8958605          E82/G01             F          189,700.00         ZZ
                                         360        189,700.00          1
                                       5.750          1,107.04         73
                                       5.500          1,107.04
    BULLHEAD CITY    AZ   86429          2            04/14/04         00
    0400969259                           05           06/01/04          0
    0400969259                           O            05/01/34
    0


    8958639          714/G01             F          609,100.00         ZZ
                                         360        609,100.00          1
                                       5.500          3,458.40         69
                                       5.250          3,458.40
    MEQUON           WI   53097          2            04/17/04         00
    0437786486                           05           06/01/04          0
    846760                               O            05/01/34
    0


1


    8959361          Y94/G01             F          371,000.00         ZZ
                                         360        371,000.00          1
                                       5.500          2,106.50         76
                                       5.250          2,106.50
    SANTA CLARA      CA   95051          2            03/29/04         00
    0437797277                           05           06/01/04          0
    0000010008                           O            05/01/34
    0


    8959401          Y94/G01             F          351,200.00         ZZ
                                         360        351,200.00          1
                                       5.500          1,994.07         46
                                       5.250          1,994.07
    NOVATO           CA   94945          2            04/06/04         00
    0437821853                           05           06/01/04          0
    0000010592                           O            05/01/34
    0


    8959549          E82/G01             F          280,500.00         ZZ
                                         360        280,500.00          1
                                       5.625          1,614.72         72
                                       5.375          1,614.72
    BOSQUE           NM   87006          2            04/20/04         00
    0400966966                           05           06/01/04          0
    0400966966                           O            05/01/34
    0


    8959557          E82/G01             F          522,400.00         ZZ
                                         360        522,400.00          1
                                       5.625          3,007.23         80
                                       5.375          3,007.23
    WOODINVILLE      WA   98072          2            04/21/04         00
    0400967592                           05           06/01/04          0
    0400967592                           O            05/01/34
    0


    8959609          E82/G01             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       5.625          2,302.05         79
                                       5.375          2,302.05
    ALBUQUERQUE      NM   87122          2            04/21/04         00
    0400966115                           05           06/01/04          0
    0400966115                           O            05/01/34
    0


    8959623          E82/G01             F          541,700.00         ZZ
                                         360        541,700.00          1
                                       5.750          3,161.21         31
                                       5.500          3,161.21
1


    NORTHFIELD       IL   60093          2            04/21/04         00
    0400962049                           05           06/01/04          0
    0400962049                           O            05/01/34
    0


    8960269          E22/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       5.875            638.86         34
                                       5.625            638.86
    OCEANSIDE        CA   92057          2            04/14/04         00
    0420539165                           05           06/01/04          0
    0420539165                           O            05/01/34
    0


    8960329          E22/G01             F          630,000.00         ZZ
                                         360        630,000.00          2
                                       5.875          3,726.69         53
                                       5.625          3,726.69
    SAN FRANCISCO    CA   94114          2            04/13/04         00
    0420570566                           05           06/01/04          0
    0420570566                           O            05/01/34
    0


    8960375          E22/G01             F          477,000.00         ZZ
                                         360        477,000.00          1
                                       5.750          2,783.64         71
                                       5.500          2,783.64
    ENCINO           CA   91436          2            04/12/04         00
    0420440398                           05           06/01/04          0
    0420440398                           O            05/01/34
    0


    8960393          E22/G01             F          195,200.00         ZZ
                                         360        195,200.00          1
                                       5.625          1,123.68         48
                                       5.375          1,123.68
    CHICO            CA   95973          5            04/14/04         00
    0420431967                           05           06/01/04          0
    0420431967                           O            05/01/34
    0


    8960461          E22/G01             F          467,000.00         ZZ
                                         360        467,000.00          1
                                       5.500          2,651.57         59
                                       5.250          2,651.57
    GLENDALE         CA   91206          5            04/15/04         00
    0420429110                           05           06/01/04          0
    0420429110                           O            05/01/34
    0
1




    8960491          E22/G01             F          333,700.00         ZZ
                                         360        333,700.00          1
                                       5.625          1,920.97         61
                                       5.375          1,920.97
    HUNTINGTON BEAC  CA   92646          5            04/16/04         00
    0420342768                           05           06/01/04          0
    0420342768                           O            05/01/34
    0


    8960639          E22/G01             F          427,000.00         ZZ
                                         360        427,000.00          1
                                       5.750          2,491.86         70
                                       5.500          2,491.86
    OAKLAND          CA   94611          5            04/12/04         00
    0420135519                           05           06/01/04          0
    0420135519                           O            05/01/34
    0


    8961133          E82/G01             F          384,200.00         ZZ
                                         360        384,200.00          1
                                       5.625          2,211.67         56
                                       5.375          2,211.67
    REDONDO BEACH    CA   90277          2            04/16/04         00
    0400968376                           05           06/01/04          0
    0400968376                           O            05/01/34
    0


    8961151          E82/G01             F          171,400.00         ZZ
                                         360        171,400.00          1
                                       5.625            986.68         50
                                       5.375            986.68
    NEW PORT RICHEY  FL   34654          2            04/19/04         00
    0400976221                           03           06/01/04          0
    0400976221                           O            05/01/34
    0


    8961157          E82/G01             F          527,000.00         ZZ
                                         360        527,000.00          1
                                       5.750          3,075.43         75
                                       5.500          3,075.43
    HAMPTON FALLS    NH   03844          2            04/19/04         00
    0400973640                           05           06/01/04          0
    0400973640                           O            05/01/34
    0


    8961165          E82/G01             F          340,800.00         ZZ
                                         360        340,800.00          1
1


                                       5.625          1,961.84         80
                                       5.375          1,961.84
    CAMARILLO        CA   93010          2            04/15/04         00
    0400968137                           05           06/01/04          0
    0400968137                           O            05/01/34
    0


    8961243          X91/X91             F          708,500.00         ZZ
                                         360        708,500.00          1
                                       5.500          4,022.79         63
                                       5.250          4,022.79
    KAILUA           HI   96734          2            04/15/04         00
    812822                               05           06/01/04          0
    812822                               O            05/01/34
    0


    8961255          S11/G01             F          392,800.00         ZZ
                                         360        392,800.00          1
                                       5.625          2,261.18         80
                                       5.375          2,261.18
    GARDEN GROVE     CA   92845          1            04/14/04         00
    0437774011                           05           06/01/04          0
    11501014                             O            05/01/34
    0


    8961281          253/253             F          707,932.00         ZZ
                                         360        707,192.87          1
                                       5.750          4,131.30         70
                                       5.500          4,131.30
    PALM BEACH GARD  FL   33410          4            03/12/04         00
    448415                               05           05/01/04          0
    448415                               O            04/01/34
    0


    8962135          696/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
                                       5.625          2,578.94         80
                                       5.375          2,578.94
    ARLINGTON        VA   22205          1            04/20/04         00
    0437766272                           05           06/01/04          0
    22604037                             O            05/01/34
    0


    8962137          696/G01             F          412,000.00         ZZ
                                         360        412,000.00          1
                                       5.500          2,339.29         80
                                       5.250          2,339.29
    CLIFTON          VA   20124          1            04/20/04         00
    0437766546                           03           06/01/04          0
1


    21704051                             O            05/01/34
    0


    8962167          696/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       5.500          2,089.46         80
                                       5.250          2,089.46
    WOODBRIDGE       VA   22192          1            04/22/04         00
    0437771595                           03           06/01/04          0
    24503254                             O            05/01/34
    0


    8962177          696/G01             F          648,000.00         ZZ
                                         360        648,000.00          1
                                       5.625          3,730.25         80
                                       5.375          3,730.25
    ARLINGTON        VA   22201          5            04/19/04         00
    0437770746                           05           06/01/04          0
    30204041                             O            05/01/34
    0


    8962551          E22/G01             F          209,300.00         T
                                         360        209,300.00          1
                                       5.875          1,238.09         70
                                       5.625          1,238.09
    SOUTH LAKE TAHO  CA   96150          1            04/14/04         00
    0420581910                           05           06/01/04          0
    0420581910                           O            05/01/34
    0


    8962745          B57/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       5.500          1,975.91         80
                                       5.250          1,975.91
    (CASTAIC AREA)   CA   91384          1            04/09/04         00
    0437788508                           05           06/01/04          0
    21015573                             O            05/01/34
    0


    8962763          E22/G01             F          231,000.00         ZZ
                                         360        231,000.00          1
                                       5.750          1,348.05         70
                                       5.500          1,348.05
    CLOVERDALE       CA   95425          5            04/16/04         00
    0420480113                           05           06/01/04          0
    0420480113                           O            05/01/34
    0


1


    8962783          E22/G01             F          446,000.00         ZZ
                                         360        446,000.00          1
                                       5.625          2,567.43         47
                                       5.375          2,567.43
    THOUSAND OAKS    CA   91320          2            04/15/04         00
    0420492167                           03           06/01/04          0
    0420492167                           O            05/01/34
    0


    8962825          E82/G01             F          345,400.00         ZZ
                                         360        345,400.00          1
                                       5.625          1,988.32         72
                                       5.375          1,988.32
    PISMO BEACH      CA   93449          2            04/19/04         00
    0400974457                           05           06/01/04          0
    0400974457                           O            05/01/34
    0


    8962873          E82/G01             F          316,050.00         ZZ
                                         360        316,050.00          1
                                       5.750          1,844.38         72
                                       5.500          1,844.38
    DUNKIRK          MD   20754          2            04/19/04         00
    0400967733                           05           06/01/04          0
    0400967733                           O            05/01/34
    0


    8962881          E82/G01             F          210,000.00         ZZ
                                         360        210,000.00          1
                                       5.625          1,208.88         64
                                       5.375          1,208.88
    LAS VEGAS        NV   89139          2            04/22/04         00
    0400972204                           05           06/01/04          0
    0400972204                           O            05/01/34
    0


    8962885          E82/G01             F          588,000.00         ZZ
                                         360        588,000.00          1
                                       5.625          3,384.86         80
                                       5.375          3,384.86
    GREAT FALLS      VA   22066          2            04/22/04         00
    0400967212                           05           06/01/04          0
    0400967212                           O            05/01/34
    0


    8962891          E22/G01             F          995,750.00         ZZ
                                         360        995,750.00          1
                                       5.500          5,653.76         60
                                       5.250          5,653.76
1


    FRANKLIN         MI   48025          2            04/19/04         00
    0420417628                           05           06/01/04          0
    0420417628                           O            05/01/34
    0


    8962933          E82/G01             F          122,000.00         ZZ
                                         360        122,000.00          1
                                       5.625            702.30         72
                                       5.375            702.30
    LEHIGH ACRES     FL   33936          2            04/19/04         00
    0400970166                           03           06/01/04          0
    0400970166                           O            05/01/34
    0


    8962939          E22/G01             F          522,000.00         ZZ
                                         360        522,000.00          1
                                       5.625          3,004.93         77
                                       5.375          3,004.93
    BERKELEY         CA   94708          2            04/16/04         00
    0420425811                           05           06/01/04          0
    0420425811                           O            05/01/34
    0


    8962945          E22/G01             F          414,000.00         ZZ
                                         360        414,000.00          1
                                       5.500          2,350.65         56
                                       5.250          2,350.65
    MISSION VIEJO    CA   92692          2            04/16/04         00
    0420427726                           03           06/01/04          0
    0420427726                           O            05/01/34
    0


    8963009          E22/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       5.500          1,249.14         80
                                       5.250          1,249.14
    ANTHEM           AZ   85086          5            04/16/04         00
    0420395691                           03           06/01/04          0
    0420395691                           O            05/01/34
    0


    8963169          E22/G01             F          555,000.00         ZZ
                                         360        555,000.00          1
                                       5.625          3,194.89         57
                                       5.375          3,194.89
    LONG BEACH       CA   90803          2            04/14/04         00
    0420251910                           05           06/01/04          0
    0420251910                           O            05/01/34
    0
1




    8963297          E22/G01             F          382,275.00         ZZ
                                         360        382,275.00          1
                                       5.750          2,230.85         90
                                       5.500          2,230.85
    FLUSHING         NY   11358          1            04/23/04         10
    0420031213                           05           06/01/04         25
    0420031213                           O            05/01/34
    0


    8963339          E22/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
                                       5.625            938.32         50
                                       5.375            938.32
    COOL             CA   95614          1            04/20/04         00
    0420148959                           05           06/01/04          0
    0420148959                           O            05/01/34
    0


    8963889          E11/G01             F          421,850.00         ZZ
                                         360        421,850.00          1
                                       5.625          2,428.41         70
                                       5.375          2,428.41
    RIVERFALLS       WI   54022          5            04/16/04         00
    0437775380                           05           06/01/04          0
    0002001069449                        O            05/01/34
    0


    8964647          696/G01             F          349,000.00         ZZ
                                         360        349,000.00          1
                                       5.500          1,981.58         64
                                       5.250          1,981.58
    VIENNA           VA   22180          1            04/23/04         00
    0437772908                           05           06/01/04          0
    23604029                             O            05/01/34
    0


    8964655          696/G01             F          402,400.00         ZZ
                                         360        402,400.00          1
                                       5.750          2,348.30         80
                                       5.500          2,348.30
    WASHINGTON       DC   20016          1            04/16/04         00
    0437775018                           05           06/01/04          0
    25604079                             O            05/01/34
    0


    8964667          696/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
1


                                       5.625          2,118.42         67
                                       5.375          2,118.42
    POTOMAC          MD   20854          2            04/16/04         00
    0437773740                           05           06/01/04          0
    32704075                             O            05/01/34
    0


    8964671          696/G01             F          697,000.00         ZZ
                                         360        697,000.00          1
                                       5.750          4,067.50         77
                                       5.500          4,067.50
    BETHESDA         MD   20814          2            04/13/04         00
    0437773732                           03           06/01/04          0
    31104046                             O            05/01/34
    0


    8964879          F34/G01             F          485,000.00         ZZ
                                         360        485,000.00          1
                                       5.625          2,791.93         64
                                       5.375          2,791.93
    SAN DIEGO        CA   92127          2            04/14/04         00
    0437779499                           03           06/01/04          0
    4501403023                           O            05/01/34
    0


    8964921          E82/G01             F          174,500.00         ZZ
                                         360        174,500.00          1
                                       5.625          1,004.52         64
                                       5.375          1,004.52
    CLOVER           SC   29710          2            04/21/04         00
    0400976684                           05           06/01/04          0
    0400976684                           O            05/01/34
    0


    8964925          E82/G01             F          442,300.00         ZZ
                                         360        442,300.00          1
                                       5.750          2,581.14         78
                                       5.500          2,581.14
    ESCONDIDO        CA   92029          2            04/21/04         00
    0400966065                           05           06/01/04          0
    0400966065                           O            05/01/34
    0


    8964929          E82/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       5.750          1,079.61         78
                                       5.500          1,079.61
    SEABROOK         NH   03874          2            04/23/04         00
    0400976486                           01           06/01/04          0
1


    0400976486                           O            05/01/34
    0


    8964935          E82/G01             F          339,000.00         ZZ
                                         360        339,000.00          1
                                       5.625          1,951.48         74
                                       5.375          1,951.48
    HOUSTON          TX   77007          2            04/20/04         00
    0400974747                           09           06/01/04          0
    0400974747                           O            05/01/34
    0


    8964941          E82/G01             F          243,500.00         ZZ
                                         360        243,500.00          1
                                       5.625          1,401.72         71
                                       5.375          1,401.72
    NORTH HOLLYWOOD  CA   91602          2            04/20/04         00
    0400975207                           05           06/01/04          0
    0400975207                           O            05/01/34
    0


    8964945          E82/G01             F          406,700.00         ZZ
                                         360        406,700.00          1
                                       5.625          2,341.19         44
                                       5.375          2,341.19
    SEATTLE          WA   98199          2            04/23/04         00
    0400975850                           05           06/01/04          0
    0400975850                           O            05/01/34
    0


    8964949          E82/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       5.625          1,093.75         75
                                       5.375          1,093.75
    WOODBURY         MN   55125          2            04/23/04         00
    0400971719                           05           06/01/04          0
    0400971719                           O            05/01/34
    0


    8964959          E82/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
                                       5.500          1,862.35         49
                                       5.250          1,862.35
    RICHBORO         PA   18954          2            04/20/04         00
    0400974333                           05           06/01/04          0
    0400974333                           O            05/01/34
    0


1


    8964965          E82/G01             F          363,600.00         ZZ
                                         360        363,600.00          1
                                       5.625          2,093.09         45
                                       5.375          2,093.09
    ALEXANDRIA       VA   22314          2            04/23/04         00
    0400969408                           03           06/01/04          0
    0400969408                           O            05/01/34
    0


    8964973          E82/G01             F          439,200.00         ZZ
                                         360        439,200.00          1
                                       5.750          2,563.05         74
                                       5.500          2,563.05
    ATLANTA          GA   30306          2            04/21/04         00
    0400969010                           05           06/01/04          0
    0400969010                           O            05/01/34
    0


    8965889          550/550             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.550          3,711.05         56
                                       5.300          3,711.05
    SAN JOSE         CA   95120          5            04/14/04         00
    120705616                            05           06/01/04          0
    120705616                            O            05/01/34
    0


    8966127          E22/G01             F          507,000.00         ZZ
                                         360        507,000.00          1
                                       5.625          2,918.58         51
                                       5.375          2,918.58
    MILL VALLEY      CA   94941          2            04/15/04         00
    0420454571                           05           06/01/04          0
    0420454571                           O            05/01/34
    0


    8966129          E22/G01             F          449,600.00         ZZ
                                         360        449,600.00          1
                                       5.625          2,588.15         79
                                       5.375          2,588.15
    TORRANCE         CA   90503          2            04/21/04         00
    0420454589                           05           06/01/04          0
    0420454589                           O            05/01/34
    0


    8966139          E22/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
                                       5.625          3,684.20         46
                                       5.375          3,684.20
1


    LAGUNA BEACH     CA   92651          2            04/19/04         00
    0420455560                           05           06/01/04          0
    0420455560                           O            05/01/34
    0


    8966145          E22/G01             F          269,000.00         ZZ
                                         360        269,000.00          1
                                       5.625          1,548.52         76
                                       5.375          1,548.52
    LONG BEACH       CA   90805          2            04/16/04         00
    0420461758                           05           06/01/04          0
    0420461758                           O            05/01/34
    0


    8966253          E22/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       5.500          2,838.95         22
                                       5.250          2,838.95
    LAGUNA BEACH     CA   92651          5            04/14/04         00
    0420344277                           03           06/01/04          0
    0420344277                           O            05/01/34
    0


    8966311          E22/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       5.625          2,878.29         75
                                       5.375          2,878.29
    WEST BLOOMFIELD  MI   48322          2            04/21/04         00
    0420613598                           05           06/01/04          0
    0420613598                           O            05/01/34
    0


    8966359          420/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       5.625          2,014.80         41
                                       5.375          2,014.80
    NAPA             CA   94558          2            04/14/04         00
    0437798432                           05           06/01/04          0
    95400016                             O            05/01/34
    0


    8966479          E22/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.625          3,741.77         60
                                       5.375          3,741.77
    BEVERLY HILLS A  CA   90210          2            04/06/04         00
    0420251100                           05           06/01/04          0
    0420251100                           O            05/01/34
    0
1




    8966559          E22/G01             F          583,000.00         ZZ
                                         360        583,000.00          1
                                       5.750          3,402.23         55
                                       5.500          3,402.23
    LOS ANGELES      CA   90069          2            04/20/04         00
    0420403776                           05           06/01/04          0
    0420403776                           O            05/01/34
    0


    8966571          E22/G01             F          677,500.00         ZZ
                                         360        677,500.00          1
                                       5.500          3,846.77         53
                                       5.250          3,846.77
    CLYDE HILL       WA   98004          2            04/19/04         00
    0420413049                           05           06/01/04          0
    0420413049                           O            05/01/34
    0


    8966575          E22/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       5.500          3,406.73         67
                                       5.250          3,406.73
    NORTHBROOK       IL   60062          2            04/21/04         00
    0420413130                           05           06/01/04          0
    0420413130                           O            05/01/34
    0


    8966597          E22/G01             F          505,000.00         ZZ
                                         360        505,000.00          1
                                       5.500          2,867.33         44
                                       5.250          2,867.33
    PALOS VERDES ES  CA   90274          2            04/17/04         00
    0420419327                           05           06/01/04          0
    0420419327                           O            05/01/34
    0


    8966599          E22/G01             F          441,000.00         ZZ
                                         360        441,000.00          1
                                       5.500          2,503.95         40
                                       5.250          2,503.95
    PLEASANTON       CA   94566          2            04/08/04         00
    0420420879                           03           06/01/04          0
    0420420879                           O            05/01/34
    0


    8966613          E22/G01             F          406,000.00         ZZ
                                         360        406,000.00          1
1


                                       5.625          2,337.17         70
                                       5.375          2,337.17
    UPLAND           CA   91784          5            04/19/04         00
    0420427932                           05           06/01/04          0
    0420427932                           O            05/01/34
    0


    8966625          E22/G01             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       5.625          2,141.44         51
                                       5.375          2,141.44
    CASTRO VALLEY    CA   94552          5            04/16/04         00
    0420432205                           03           06/01/04          0
    0420432205                           O            05/01/34
    0


    8969143          E82/G01             F          326,200.00         ZZ
                                         360        326,200.00          1
                                       5.625          1,877.79         63
                                       5.375          1,877.79
    OAK HILL         VA   20171          2            04/22/04         00
    0400971438                           03           06/01/04          0
    0400971438                           O            05/01/34
    0


    8969199          E82/G01             F          471,500.00         ZZ
                                         360        471,500.00          1
                                       5.625          2,714.22         44
                                       5.375          2,714.22
    OMAHA            NE   68130          2            04/21/04         00
    0400974267                           05           06/01/04          0
    0400974267                           O            05/01/34
    0


    8971219          Y69/G01             F          442,000.00         ZZ
                                         360        441,074.83          1
                                       5.750          2,579.40         62
                                       5.500          2,579.40
    CHARLOTTESVILLE  VA   22901          2            02/27/04         00
    0437788003                           05           04/01/04          0
    5010002365                           O            03/01/34
    0


    8971241          Y21/G01             F          625,000.00         ZZ
                                         360        625,000.00          1
                                       5.750          3,647.34         60
                                       5.500          3,647.34
    LOS ANGELES      CA   90048          2            04/08/04         00
    0437788433                           05           06/01/04          0
1


    204036895                            O            05/01/34
    0


    8971249          Y21/G01             F          560,000.00         ZZ
                                         360        560,000.00          1
                                       5.500          3,179.62         75
                                       5.250          3,179.62
    WASHINGTON TOWN  NJ   07830          2            04/08/04         00
    0437786916                           05           06/01/04          0
    204224632                            O            05/01/34
    0


    8971263          Y21/G01             F          497,000.00         ZZ
                                         360        497,000.00          1
                                       5.625          2,861.02         56
                                       5.375          2,861.02
    SAN DIEGO        CA   92130          2            04/09/04         00
    0437788284                           03           06/01/04          0
    204209790                            O            05/01/34
    0


    8971281          Y21/G01             F          642,000.00         ZZ
                                         360        642,000.00          1
                                       5.750          3,746.54         33
                                       5.500          3,746.54
    POWAY            CA   92064          5            04/08/04         00
    0437787849                           03           06/01/04          0
    204215323                            O            05/01/34
    0


    8971349          Y21/G01             F          446,500.00         ZZ
                                         360        446,500.00          1
                                       5.625          2,570.31         76
                                       5.375          2,570.31
    HOUSTON          TX   77005          2            04/06/04         00
    0437787864                           05           06/01/04          0
    204195705                            O            05/01/34
    0


    8971355          Y21/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       5.625          2,555.92         80
                                       5.375          2,555.92
    KANSAS CITY      MO   64157          2            04/07/04         00
    0437793250                           03           06/01/04          0
    204213291                            O            05/01/34
    0


1


    8971373          Y21/G01             F          386,000.00         ZZ
                                         360        386,000.00          1
                                       5.250          2,131.51         61
                                       5.000          2,131.51
    EL CAJON         CA   92019          5            04/07/04         00
    0437787179                           05           06/01/04          0
    204173990                            O            05/01/34
    0


    8971389          Y21/G01             F          396,000.00         ZZ
                                         360        396,000.00          1
                                       5.500          2,248.45         76
                                       5.250          2,248.45
    OCEANSIDE        CA   92057          2            04/08/04         00
    0437799687                           03           06/01/04          0
    204182409                            O            05/01/34
    0


    8971397          Y21/G01             F          501,400.00         ZZ
                                         360        501,400.00          1
                                       5.875          2,965.98         77
                                       5.625          2,965.98
    JAMUL            CA   91935          2            04/01/04         00
    0437787047                           05           06/01/04          0
    204200750                            O            05/01/34
    0


    8971411          Y21/G01             F          555,000.00         ZZ
                                         360        549,000.00          1
                                       5.500          3,151.23         63
                                       5.250          3,151.23
    SAN CLEMENTE     CA   92672          2            04/05/04         00
    0437787732                           05           06/01/04          0
    204178568                            O            05/01/34
    0


    8971429          Y21/G01             F          540,000.00         ZZ
                                         360        540,000.00          1
                                       5.625          3,108.55         64
                                       5.375          3,108.55
    SAN DIEGO        CA   92129          2            04/08/04         00
    0437787112                           05           06/01/04          0
    204238994                            O            05/01/34
    0


    8971439          Y21/G01             F          515,000.00         T
                                         360        515,000.00          1
                                       5.375          2,883.86         73
                                       5.125          2,883.86
1


    NARRAGANSETT     RI   02882          2            04/08/04         00
    0437794860                           05           06/01/04          0
    204203856                            O            05/01/34
    0


    8971475          Y21/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
                                       5.750          2,380.98         67
                                       5.500          2,380.98
    LOS ANGELES      CA   91311          5            04/06/04         00
    0437788672                           05           06/01/04          0
    204240972                            O            05/01/34
    0


    8971489          Y21/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.625          3,741.77         50
                                       5.375          3,741.77
    LOS ANGELES      CA   90036          1            04/01/04         00
    0437808041                           05           06/01/04          0
    204174091                            O            05/01/34
    0


    8971559          Y21/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       5.625          2,118.42         50
                                       5.375          2,118.42
    VISTA            CA   92084          2            04/08/04         00
    0437786627                           05           06/01/04          0
    204171784                            O            05/01/34
    0


    8971643          Y21/G01             F          403,000.00         ZZ
                                         360        403,000.00          1
                                       5.625          2,319.90         68
                                       5.375          2,319.90
    SAN DIEGO        CA   92119          2            04/09/04         00
    0437787385                           05           06/01/04          0
    204232872                            O            05/01/34
    0


    8971761          Y21/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
                                       5.750          2,801.15         63
                                       5.500          2,801.15
    VENTURA          CA   93001          5            04/12/04         00
    0437810377                           05           06/01/04          0
    204205280                            O            05/01/34
    0
1




    8971923          Y21/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       5.500          2,838.95         66
                                       5.250          2,838.95
    POWAY            CA   92064          2            04/01/04         00
    0437807977                           05           06/01/04          0
    204181518                            O            05/01/34
    0


    8971929          X31/G01             F          434,500.00         ZZ
                                         360        434,500.00          1
                                       5.250          2,399.33         71
                                       5.000          2,399.33
    VASHON           WA   98070          2            04/15/04         00
    0437775539                           05           06/01/04          0
    59001849                             O            05/01/34
    0


    8971957          Y21/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
                                       5.500          2,180.31         80
                                       5.250          2,180.31
    POWAY            CA   92064          1            04/07/04         00
    0437787377                           05           06/01/04          0
    204196914                            O            05/01/34
    0


    8972001          Y21/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       5.500          2,157.60         75
                                       5.250          2,157.60
    WESTPORT         CT   06880          1            04/08/04         00
    0437787021                           05           06/01/04          0
    204179301                            O            05/01/34
    0


    8972019          Y21/G01             F          423,000.00         ZZ
                                         360        422,537.00          1
                                       5.500          2,401.75         75
                                       5.250          2,401.75
    ENGLEWOOD        CO   80111          2            04/02/04         00
    0437789266                           05           05/01/04          0
    204167531                            O            04/01/34
    0


    8972049          Y21/G01             F          163,000.00         ZZ
                                         360        163,000.00          1
1


                                       5.875            964.21         51
                                       5.625            964.21
    SACRAMENTO       CA   95825          5            04/06/04         00
    0437793417                           09           06/01/04          0
    204142563                            O            05/01/34
    0


    8972067          Y21/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
                                       5.625          1,986.02         77
                                       5.375          1,986.02
    LAKEWOOD         CA   90712          2            04/08/04         00
    0437788862                           05           06/01/04          0
    204161371                            O            05/01/34
    0


    8972073          Y21/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.500          3,690.63         60
                                       5.250          3,690.63
    LONG BEACH       CA   90814          2            04/02/04         00
    0437787997                           05           06/01/04          0
    204169119                            O            05/01/34
    0


    8972095          Y21/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       5.250          1,987.94         80
                                       5.000          1,987.94
    NATICK           MA   01760          2            04/07/04         00
    0437787880                           05           06/01/04          0
    204188989                            O            05/01/34
    0


    8972103          Y21/G01             F          437,000.00         ZZ
                                         360        437,000.00          1
                                       5.500          2,481.24         73
                                       5.250          2,481.24
    SAN JOSE         CA   95126          2            04/08/04         00
    0437787781                           05           06/01/04          0
    204178584                            O            05/01/34
    0


    8972115          Y21/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       5.625          2,187.50         31
                                       5.375          2,187.50
    CARLSBAD         CA   92009          2            04/02/04         00
    0437788169                           05           06/01/04          0
1


    204192978                            O            05/01/34
    0


    8972123          Y21/G01             F          382,500.00         ZZ
                                         360        382,500.00          1
                                       5.500          2,171.80         75
                                       5.250          2,171.80
    EL CAJON         CA   92021          5            04/09/04         00
    0437788458                           05           06/01/04          0
    204196787                            O            05/01/34
    0


    8972147          Y21/G01             F          530,000.00         ZZ
                                         360        529,419.88          1
                                       5.500          3,009.29         74
                                       5.250          3,009.29
    MARLBORO         MA   01752          2            04/01/04         00
    0437788565                           05           05/01/04          0
    204159911                            O            04/01/34
    0


    8972191          696/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
                                       5.625          2,993.41         78
                                       5.375          2,993.41
    ALEXANDRIA       VA   22314          5            04/21/04         00
    0437774169                           05           06/01/04          0
    24604090                             O            05/01/34
    0


    8972201          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.625          2,302.63         70
                                       5.375          2,302.63
    FALLS CHURCH     VA   22042          5            04/20/04         00
    0437778244                           05           06/01/04          0
    22304037                             O            05/01/34
    0


    8973647          E82/G01             F          375,600.00         ZZ
                                         360        375,600.00          1
                                       5.625          2,162.17         49
                                       5.375          2,162.17
    ARLINGTON        VA   22207          2            04/23/04         00
    0400970000                           05           06/01/04          0
    0400970000                           O            05/01/34
    0


1


    8973651          E82/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
                                       5.625          1,640.62         50
                                       5.375          1,640.62
    GREENSBORO       NC   27407          2            04/22/04         00
    0400978177                           03           06/01/04          0
    0400978177                           O            05/01/34
    0


    8973653          E82/G01             F          415,600.00         ZZ
                                         360        415,600.00          1
                                       5.625          2,392.43         52
                                       5.375          2,392.43
    SANTA MONICA     CA   90403          2            04/22/04         00
    0400969648                           05           06/01/04          0
    0400969648                           O            05/01/34
    0


    8973659          E82/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       5.625          2,158.71         53
                                       5.375          2,158.71
    SUNSET BEACH     CA   90742          2            04/22/04         00
    0400966032                           05           06/01/04          0
    0400966032                           O            05/01/34
    0


    8973667          E82/G01             F          360,500.00         ZZ
                                         360        360,500.00          1
                                       5.625          2,075.24         80
                                       5.375          2,075.24
    SAUGUS           CA   91390          2            04/22/04         00
    0400970083                           03           06/01/04          0
    0400970083                           O            05/01/34
    0


    8973681          Y94/G01             F          645,000.00         ZZ
                                         360        645,000.00          1
                                       5.500          3,662.24         54
                                       5.250          3,662.24
    BERKELEY         CA   94707          2            04/12/04         00
    0437792781                           05           06/01/04          0
    0000010463                           O            05/01/34
    0


    8973683          Y94/G01             F          443,960.00         ZZ
                                         360        443,960.00          1
                                       5.750          2,590.83         80
                                       5.500          2,590.83
1


    DUBLIN           CA   94568          2            04/08/04         00
    0437804396                           03           06/01/04          0
    0000010522                           O            05/01/34
    0


    8973685          Y94/G01             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       5.625          2,302.05         45
                                       5.375          2,302.05
    LAFAYETTE        CA   94549          2            04/12/04         00
    0437812308                           05           06/01/04          0
    0000010688                           O            05/01/34
    0


    8973719          Y94/G01             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       5.625          2,129.93         68
                                       5.375          2,129.93
    DALY CITY        CA   94014          2            04/13/04         00
    0437796055                           05           06/01/04          0
    0000010489                           O            05/01/34
    0


    8974225          E22/G01             F          148,000.00         ZZ
                                         360        148,000.00          1
                                       5.875            875.48         80
                                       5.625            875.48
    VANCOUVER        WA   98685          2            04/20/04         00
    0420512014                           05           06/01/04          0
    0420512014                           O            05/01/34
    0


    8974259          E22/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       5.500            993.63         32
                                       5.250            993.63
    HUNTINGTON BEAC  CA   92646          5            04/20/04         00
    0420476202                           05           06/01/04          0
    0420476202                           O            05/01/34
    0


    8974265          E22/G01             F          548,000.00         ZZ
                                         360        548,000.00          1
                                       5.500          3,111.48         80
                                       5.250          3,111.48
    HUNTINGTON BEAC  CA   92646          1            04/15/04         00
    0420479800                           05           06/01/04          0
    0420479800                           O            05/01/34
    0
1




    8974377          E22/G01             F          383,960.00         ZZ
                                         360        383,960.00          1
                                       5.375          2,150.07         80
                                       5.125          2,150.07
    LAKEWOOD         WA   98498          1            04/19/04         00
    0420376592                           03           06/01/04          0
    0420376592                           O            05/01/34
    0


    8974381          E22/G01             F          132,500.00         ZZ
                                         360        132,500.00          1
                                       6.000            794.40         67
                                       5.750            794.40
    TROUTDALE        OR   97060          5            04/20/04         00
    0420378978                           05           06/01/04          0
    0420378978                           O            05/01/34
    0


    8974523          E22/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       5.625          5,756.56         29
                                       5.375          5,756.56
    PLEASANTON       CA   94566          2            04/15/04         00
    0420302333                           03           06/01/04          0
    0420302333                           O            05/01/34
    0


    8974695          Y94/G01             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       5.500          2,100.82         55
                                       5.250          2,100.82
    PLACENTIA        CA   92870          2            04/12/04         00
    0437794068                           03           06/01/04          0
    0000010423                           O            05/01/34
    0


    8974893          253/253             F          371,000.00         ZZ
                                         360        371,000.00          1
                                       5.500          2,106.50         67
                                       5.250          2,106.50
    BOULDER          CO   80304          2            04/16/04         00
    350006                               03           06/01/04          0
    350006                               O            05/01/34
    0


    8974895          253/253             F          487,200.00         ZZ
                                         360        486,679.15          1
1


                                       5.625          2,804.60         70
                                       5.375          2,804.60
    SPRING           TX   77389          4            03/19/04         00
    459139                               03           05/01/04          0
    459139                               O            04/01/34
    0


    8974929          253/253             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       5.750          1,167.15         34
                                       5.500          1,167.15
    RANCHO MIRAGE    CA   92270          4            04/05/04         00
    493126                               05           06/01/04          0
    493126                               O            05/01/34
    0


    8976365          K15/G01             F           75,100.00         ZZ
                                         360         75,100.00          1
                                       5.875            444.24         84
                                       5.625            444.24
    FARMINGTON       IL   61531          2            04/16/04         41
    0437788540                           05           06/01/04         12
    014005521585                         O            05/01/34
    0


    8976565          Y94/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       5.500          2,129.21         32
                                       5.250          2,129.21
    GOLETA           CA   93117          2            04/07/04         00
    0437803349                           05           06/01/04          0
    0000010415                           O            05/01/34
    0


    8976611          Y94/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
                                       5.625          2,734.37         36
                                       5.375          2,734.37
    BERKELEY         CA   94707          2            04/07/04         00
    0437800329                           05           06/01/04          0
    0000010495                           O            05/01/34
    0


    8976653          Y94/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       5.625          3,453.94         50
                                       5.375          3,453.94
    MODESTO          CA   95356          2            04/06/04         00
    0437791155                           03           06/01/04          0
1


    0000001036                           O            05/01/34
    0


    8976657          696/G01             F          373,500.00         ZZ
                                         360        373,500.00          1
                                       5.500          2,120.69         72
                                       5.250          2,120.69
    POTOMAC          MD   20854          2            04/23/04         00
    0437784812                           03           06/01/04          0
    30204047                             O            05/01/34
    0


    8976723          Y94/G01             F          377,000.00         ZZ
                                         360        377,000.00          1
                                       5.625          2,170.22         52
                                       5.375          2,170.22
    GOLETA           CA   93117          2            04/01/04         00
    0437793573                           05           06/01/04          0
    000010203                            O            05/01/34
    0


    8976759          Y94/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       5.625          2,014.80         59
                                       5.375          2,014.80
    SAN FRANCISCO    CA   94116          2            04/12/04         00
    0437798622                           07           06/01/04          0
    0000010677                           O            05/01/34
    0


    8977811          Y94/G01             F          462,000.00         ZZ
                                         360        462,000.00          1
                                       5.500          2,623.19         48
                                       5.250          2,623.19
    PASO ROBLES      CA   93446          2            04/20/04         00
    0437793011                           05           06/01/04          0
    0000010703                           O            05/01/34
    0


    8977935          E22/G01             F          107,500.00         ZZ
                                         360        107,500.00          1
                                       5.875            635.90         80
                                       5.625            635.90
    SPOKANE VALLEY   WA   99037          2            04/19/04         00
    0420605578                           05           06/01/04          0
    0420605578                           O            05/01/34
    0


1


    8978171          Q97/G01             F          486,500.00         ZZ
                                         360        486,500.00          1
                                       5.625          2,800.57         78
                                       5.375          2,800.57
    WRENTHAM         MA   02093          2            04/22/04         00
    0437781289                           05           06/01/04          0
    16044006                             O            05/01/34
    0


    8978631          E22/G01             F          108,000.00         T
                                         360        108,000.00          1
                                       6.500            682.63         90
                                       6.250            682.63
    THREE RIVERS     MI   49093          1            04/28/04         04
    0420406563                           05           06/01/04         25
    0420406563                           O            05/01/34
    0


    8978867          E22/G01             F          412,000.00         ZZ
                                         360        412,000.00          1
                                       5.625          2,371.70         80
                                       5.375          2,371.70
    ARROYO GRANDE    CA   93420          1            04/20/04         00
    0420346462                           05           06/01/04          0
    0420346462                           O            05/01/34
    0


    8979401          E82/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       5.625          2,555.91         60
                                       5.375          2,555.91
    ALEXANDRIA       VA   22301          2            04/26/04         00
    0400969879                           05           06/01/04          0
    0400969879                           O            05/01/34
    0


    8979439          E82/G01             F          355,500.00         ZZ
                                         360        355,500.00          1
                                       5.625          2,046.46         60
                                       5.375          2,046.46
    LOS ANGELES      CA   90066          2            04/24/04         00
    0400973897                           05           06/01/04          0
    0400973897                           O            05/01/34
    0


    8979445          E82/G01             F          394,000.00         ZZ
                                         360        394,000.00          1
                                       5.625          2,268.09         75
                                       5.375          2,268.09
1


    WESTON           CT   06883          2            04/26/04         00
    0400973764                           05           06/01/04          0
    0400973764                           O            05/01/34
    0


    8979447          E82/G01             F          743,000.00         ZZ
                                         360        743,000.00          1
                                       6.000          4,454.66         75
                                       5.750          4,454.66
    HENDERSON        NV   89052          2            04/26/04         00
    0400956405                           03           06/01/04          0
    0400956405                           O            05/01/34
    0


    8979455          E82/G01             F          135,700.00         ZZ
                                         360        135,700.00          1
                                       5.625            781.17         56
                                       5.375            781.17
    OAK PARK         CA   91377          2            04/23/04         00
    0400969440                           05           06/01/04          0
    0400969440                           O            05/01/34
    0


    8979465          E82/G01             F          321,400.00         ZZ
                                         360        321,400.00          1
                                       6.000          1,926.96         86
                                       5.750          1,926.96
    FARMINGTON HILL  MI   48334          2            04/23/04         04
    0400951646                           05           06/01/04         25
    0400951646                           O            05/01/34
    0


    8979467          E82/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
                                       5.625          1,312.50         75
                                       5.375          1,312.50
    MAPLE VALLEY     WA   98038          2            04/26/04         00
    0400975843                           03           06/01/04          0
    0400975843                           O            05/01/34
    0


    8979489          E82/G01             F          314,700.00         ZZ
                                         360        314,700.00          1
                                       5.625          1,811.59         79
                                       5.375          1,811.59
    STERLING         MA   01564          2            04/23/04         00
    0400971677                           05           06/01/04          0
    0400971677                           O            05/01/34
    0
1




    8979501          E82/G01             F          228,700.00         ZZ
                                         360        228,700.00          1
                                       5.625          1,316.53         53
                                       5.375          1,316.53
    ALEXANDRIA       VA   22312          2            04/26/04         00
    0400967642                           03           06/01/04          0
    0400967642                           O            05/01/34
    0


    8979521          E82/G01             F          431,000.00         ZZ
                                         360        431,000.00          1
                                       5.625          2,481.08         32
                                       5.375          2,481.08
    NOVATO           CA   94947          2            04/23/04         00
    0400968871                           05           06/01/04          0
    0400968871                           O            05/01/34
    0


    8979541          E82/G01             F          138,300.00         ZZ
                                         360        138,300.00          1
                                       5.875            818.10         80
                                       5.625            818.10
    EVERETT          WA   98204          2            04/26/04         00
    0400972915                           05           06/01/04          0
    0400972915                           O            05/01/34
    0


    8979559          E82/G01             F          647,600.00         T
                                         360        647,600.00          1
                                       5.875          3,830.80         44
                                       5.625          3,830.80
    LA QUINTA        CA   92253          2            04/26/04         00
    0400963484                           03           06/01/04          0
    0400963484                           O            05/01/34
    0


    8980289          L21/G01             F          364,500.00         ZZ
                                         360        364,101.02          1
                                       5.500          2,069.60         54
                                       5.250          2,069.60
    CITY OF WOODLAN  CA   91364          5            03/31/04         00
    0437788185                           05           05/01/04          0
    15726986                             O            04/01/34
    0


    8980333          L21/G01             F          649,975.00         ZZ
                                         360        649,975.00          1
1


                                       5.375          3,639.68         76
                                       5.125          3,639.68
    MALVERN          PA   19355          2            04/09/04         00
    0437787401                           03           06/01/04          0
    0304MW0143                           O            05/01/34
    0


    8980505          Q97/G01             F          448,600.00         ZZ
                                         360        448,600.00          1
                                       5.625          2,582.39         77
                                       5.375          2,582.39
    BURKE            VA   22015          2            04/23/04         00
    0437789340                           03           06/01/04          0
    16034466                             O            05/01/34
    0


    8980531          L21/G01             F          608,500.00         ZZ
                                         360        608,500.00          1
                                       5.500          3,455.00         77
                                       5.250          3,455.00
    WALTHAM          MA   02452          2            04/06/04         00
    0437787310                           05           06/01/04          0
    3800002075                           O            05/01/34
    0


    8980963          L21/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       5.750          2,626.08         68
                                       5.500          2,626.08
    WASHINGTON       DC   20012          5            04/15/04         00
    0437781107                           05           06/01/04          0
    2910001127                           O            05/01/34
    0


    8981159          L21/G01             F          401,500.00         ZZ
                                         360        401,500.00          1
                                       5.500          2,279.68         70
                                       5.250          2,279.68
    TOWNSHIP OF WAL  NJ   07719          2            04/02/04         00
    0437782600                           05           06/01/04          0
    13500395                             O            05/01/34
    0


    8981161          Y94/G01             F          359,000.00         ZZ
                                         360        359,000.00          1
                                       5.375          2,010.30         66
                                       5.125          2,010.30
    VALLEY VILLAGE   CA   91607          2            04/15/04         00
    0437830862                           05           06/01/04          0
1


    0000010347                           O            05/01/34
    0


    8981205          Y94/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
                                       5.625          2,578.94         56
                                       5.375          2,578.94
    SAN FRANCISCO    CA   94121          2            04/14/04         00
    0437794902                           05           06/01/04          0
    0000010670                           O            05/01/34
    0


    8981207          E82/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
                                       5.625          1,007.40         56
                                       5.375          1,007.40
    LOS ANGELES      CA   90034          2            04/20/04         00
    0400970943                           05           06/01/04          0
    0400970943                           O            05/01/34
    0


    8981527          E82/G01             F          339,300.00         ZZ
                                         360        339,300.00          1
                                       5.625          1,953.20         48
                                       5.375          1,953.20
    HOUSTON          TX   77056          2            04/28/04         00
    0400970422                           03           06/01/04          0
    0400970422                           O            05/01/34
    0


    8981529          E82/G01             F          485,000.00         ZZ
                                         360        485,000.00          1
                                       5.750          2,830.33         22
                                       5.500          2,830.33
    BOSTON           VA   22713          2            04/28/04         00
    0400969788                           05           06/01/04          0
    0400969788                           O            05/01/34
    0


    8982085          E82/G01             F          414,200.00         ZZ
                                         360        414,200.00          1
                                       5.625          2,384.37         66
                                       5.375          2,384.37
    ALPINE           CA   91901          2            04/20/04         00
    0400970356                           03           06/01/04          0
    0400970356                           O            05/01/34
    0


1


    8982109          E82/G01             F          333,500.00         ZZ
                                         360        333,500.00          1
                                       5.625          1,919.81         79
                                       5.375          1,919.81
    AURORA           CO   80015          2            04/23/04         00
    0400966818                           03           06/01/04          0
    0400966818                           O            05/01/34
    0


    8982255          E22/G01             F          400,000.00         ZZ
                                         240        400,000.00          1
                                       5.625          2,779.87         63
                                       5.375          2,779.87
    CYPRESS          CA   90630          5            04/19/04         00
    0420493314                           05           06/01/04          0
    0420493314                           O            05/01/24
    0


    8982649          253/253             F          163,800.00         ZZ
                                         360        163,800.00          1
                                       5.625            942.93         75
                                       5.375            942.93
    CLEVELAND        TX   77328          4            04/06/04         00
    495134                               05           06/01/04          0
    495134                               O            05/01/34
    0


    8982651          K15/G01             F          106,958.40         ZZ
                                         360        106,958.40          1
                                       5.750            624.18         83
                                       5.500            624.18
    PFLUGERVILLE     TX   78660          2            04/23/04         41
    0437806383                           05           06/01/04         12
    018705518407                         O            05/01/34
    0


    8983093          696/G01             F          359,000.00         ZZ
                                         360        359,000.00          1
                                       5.625          2,066.61         60
                                       5.375          2,066.61
    HAYMARKET        VA   20169          2            04/23/04         00
    0437785140                           03           06/01/04          0
    60304020                             O            05/01/34
    0


    8983601          696/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       5.625          2,878.28         80
                                       5.375          2,878.28
1


    ARLINGTON        VA   22204          1            04/26/04         00
    0437796923                           05           06/01/04          0
    25104079                             O            05/01/34
    0


    8983617          696/G01             F          341,000.00         ZZ
                                         360        341,000.00          1
                                       5.500          1,936.16         78
                                       5.250          1,936.16
    ALEXANDRIA       VA   22315          1            04/28/04         00
    0437793391                           09           06/01/04          0
    22604035                             O            05/01/34
    0


    8983623          696/G01             F          446,400.00         ZZ
                                         360        446,400.00          1
                                       5.625          2,569.73         80
                                       5.375          2,569.73
    BURKE            VA   22015          2            04/21/04         00
    0437793235                           03           06/01/04          0
    10004035                             O            05/01/34
    0


    8984551          E22/G01             F          385,500.00         ZZ
                                         360        385,500.00          1
                                       5.750          2,249.67         60
                                       5.500          2,249.67
    DALLAS           TX   75248          2            04/26/04         00
    0420504698                           03           06/01/04          0
    0420504698                           O            05/01/34
    0


    8984615          E22/G01             F          248,000.00         ZZ
                                         360        248,000.00          1
                                       5.750          1,447.26         79
                                       5.500          1,447.26
    ROSEVILLE        CA   95678          2            04/26/04         00
    0420489155                           05           06/01/04          0
    0420489155                           O            05/01/34
    0


    8984705          E22/G01             F          456,000.00         ZZ
                                         360        456,000.00          1
                                       5.500          2,589.12         80
                                       5.250          2,589.12
    EL CERRITO       CA   94530          1            04/23/04         00
    0420461584                           05           06/01/04          0
    0420461584                           O            05/01/34
    0
1




    8984749          E22/G01             F          479,900.00         ZZ
                                         360        479,900.00          1
                                       5.750          2,800.57         74
                                       5.500          2,800.57
    WALNUT CREEK     CA   94598          1            04/26/04         00
    0420428914                           05           06/01/04          0
    0420428914                           O            05/01/34
    0


    8985885          E22/G01             F          363,000.00         ZZ
                                         360        363,000.00          1
                                       5.625          2,089.63         63
                                       5.375          2,089.63
    LA MESA          CA   91941          5            04/19/04         00
    0420314965                           05           06/01/04          0
    0420314965                           O            05/01/34
    0


    8986071          E22/G01             F          198,500.00         ZZ
                                         360        198,500.00          1
                                       5.375          1,111.54         44
                                       5.125          1,111.54
    SACRAMENTO       CA   95823          2            04/21/04         00
    0420109811                           03           06/01/04          0
    0420109811                           O            05/01/34
    0


    8986089          E22/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       5.625          5,756.56         66
                                       5.375          5,756.56
    WESTON           FL   33331          1            04/29/04         00
    0419570916                           03           06/01/04          0
    0419570916                           O            05/01/34
    0


    8986953          696/G01             F          380,800.00         ZZ
                                         360        380,800.00          1
                                       5.500          2,162.14         80
                                       5.250          2,162.14
    SPRINGFIELD      VA   22150          1            04/30/04         00
    0437789209                           03           06/01/04          0
    25504056                             O            05/01/34
    0


    8986995          696/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
1


                                       5.500          2,543.69         80
                                       5.250          2,543.69
    STERLING         VA   20165          1            04/30/04         00
    0437796410                           03           06/01/04          0
    40104164                             O            05/01/34
    0


    8988043          E22/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       5.625          2,532.89         40
                                       5.375          2,532.89
    LAGUNA BEACH     CA   92651          2            04/26/04         00
    0420337792                           05           06/01/04          0
    0420337792                           O            05/01/34
    0


    8988049          E22/G01             F          406,000.00         ZZ
                                         360        406,000.00          1
                                       5.625          2,337.17         44
                                       5.375          2,337.17
    SPRINGFIELD TWP  NJ   07901          2            04/27/04         00
    0420343063                           05           06/01/04          0
    0420343063                           O            05/01/34
    0


    8988053          E22/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       5.375          1,007.95         75
                                       5.125          1,007.95
    POST FALLS       ID   83854          2            04/22/04         00
    0420346165                           05           06/01/04          0
    0420346165                           O            05/01/34
    0


    8988161          E22/G01             F          456,500.00         ZZ
                                         360        456,500.00          1
                                       5.500          2,591.96         69
                                       5.250          2,591.96
    GRANITE BAY      CA   95746          2            04/27/04         00
    0420542516                           05           06/01/04          0
    0420542516                           O            05/01/34
    0


    8988275          E82/G01             F          373,200.00         ZZ
                                         360        373,200.00          1
                                       5.625          2,148.35         72
                                       5.375          2,148.35
    SOUTH ORANGE     NJ   07079          2            04/30/04         00
    0400974754                           05           06/01/04          0
1


    0400974754                           O            05/01/34
    0


    8988667          E22/G01             F          376,000.00         ZZ
                                         360        376,000.00          1
                                       5.500          2,134.89         80
                                       5.250          2,134.89
    FESTUS           MO   63028          2            04/28/04         00
    0420457459                           05           06/01/04          0
    0420457459                           O            05/01/34
    0


    8988669          E22/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
                                       5.500          2,543.69         80
                                       5.250          2,543.69
    ALBUQUERQUE      NM   87111          1            04/30/04         00
    0420458176                           03           06/01/04          0
    0420458176                           O            05/01/34
    0


    8988765          E22/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       5.625          2,590.45         49
                                       5.375          2,590.45
    LOS ANGELES      CA   90035          1            04/23/04         00
    0420420572                           05           06/01/04          0
    0420420572                           O            05/01/34
    0


    8988901          Y94/G01             F          434,000.00         ZZ
                                         360        434,000.00          1
                                       5.625          2,498.35         65
                                       5.375          2,498.35
    GILROY           CA   95020          2            04/08/04         00
    0437802192                           05           06/01/04          0
    0000010640                           O            05/01/34
    0


    8990086          E82/G01             F          283,500.00         ZZ
                                         360        282,389.33          1
                                       6.125          1,722.58         65
                                       5.875          1,722.58
    BEDFORD HILLS    NY   10507          2            12/23/03         00
    0400931952                           05           02/01/04          0
    0400931952                           O            01/01/34
    0


1


    8991521          116/116             F          438,550.00         ZZ
                                         360        438,550.00          1
                                       5.500          2,490.04         70
                                       5.250          2,490.04
    BELLAIRE         TX   77401          2            04/13/04         00
    1000001084                           05           06/01/04          0
    1000001084                           O            05/01/34
    0


    8993219          E22/G01             F          406,000.00         ZZ
                                         360        406,000.00          1
                                       5.750          2,369.31         68
                                       5.500          2,369.31
    BIRMINGHAM       AL   35244          2            04/27/04         00
    0420506552                           05           06/01/04          0
    0420506552                           O            05/01/34
    0


    8993255          E22/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       5.750          2,567.72         55
                                       5.500          2,567.72
    AUBURN           CA   95602          2            04/26/04         00
    0420446569                           03           06/01/04          0
    0420446569                           O            05/01/34
    0


    8994083          696/G01             F          455,000.00         ZZ
                                         360        455,000.00          1
                                       6.000          2,727.95         73
                                       5.750          2,727.95
    SILVER SPRING    MD   20901          5            04/28/04         00
    0437798077                           05           06/01/04          0
    31104053                             O            05/01/34
    0


    8997423          253/253             F          370,500.00         ZZ
                                         360        370,500.00          1
                                       5.625          2,132.81         91
                                       5.375          2,132.81
    GARLAND          TX   75044          4            04/07/04         19
    489239                               05           06/01/04         30
    489239                               O            05/01/34
    0


    8999277          S11/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.750          3,793.22         69
                                       5.500          3,793.22
1


    TUSTIN           CA   97782          5            03/31/04         00
    0437816234                           03           06/01/04          0
    11501114                             O            05/01/34
    0


    8999361          E23/G01             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       5.625          2,141.44         74
                                       5.375          2,141.44
    HUNTINGTON BEAC  CA   92647          5            04/13/04         00
    0437817695                           05           06/01/04          0
    51042864                             O            05/01/34
    0


    8999813          144/144             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       5.875          2,721.07         35
                                       5.625          2,721.07
    PORT WASHINGTON  NY   11050          5            04/30/04         00
    160752915                            05           06/01/04          0
    160752915                            O            05/01/34
    0


    8999845          F62/F62             F          560,000.00         ZZ
                                         360        560,000.00          1
                                       5.625          3,223.68         80
                                       5.375          3,223.68
    MIAMI            FL   33133          1            04/19/04         00
    40210                                05           06/01/04          0
    40210                                O            05/01/34
    0


    9000085          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       5.500          2,271.16         51
                                       5.250          2,271.16
    ARLINGTON        VA   22202          1            05/03/04         00
    0437809429                           06           06/01/04          0
    22604044                             O            05/01/34
    0


    9000887          696/G01             F          468,800.00         ZZ
                                         360        468,800.00          1
                                       5.750          2,735.79         80
                                       5.500          2,735.79
    WASHINGTON       DC   20012          1            04/28/04         00
    0437814023                           05           06/01/04          0
    31204127                             O            05/01/34
    0
1




    9003915          758/G01             F          447,000.00         ZZ
                                         360        447,000.00          1
                                       5.625          2,573.18         45
                                       5.375          2,573.18
    BOULDER          CO   80302          2            04/28/04         00
    0437812423                           05           06/01/04          0
    6550000040                           O            05/01/34
    0


    9097290          477/G01             F          548,000.00         T
                                         360        545,801.42          1
                                       6.000          3,285.54         54
                                       5.750          3,285.54
    INCLINE VILLAGE  NV   89451          2            12/19/03         00
    0437400674                           05           02/01/04          0
    264775                               O            01/01/34
    0


    9101326          956/956             F          920,000.00         ZZ
                                         360        917,104.56          1
                                       5.750          5,368.87         65
                                       5.500          5,368.87
    CUPERTINO        CA   95014          2            01/28/04         00
    714010038                            05           03/01/04          0
    714010038                            O            02/01/34
    0


    9101352          956/956             F          493,000.00         ZZ
                                         360        491,373.72          1
                                       5.500          2,799.20         61
                                       5.250          2,799.20
    RIVERWOODS       IL   60015          2            01/16/04         00
    2314010020                           05           03/01/04          0
    2314010020                           O            02/01/34
    0


    9127918          E82/G01             F          327,500.00         ZZ
                                         360        326,830.56          1
                                       5.875          1,937.29         90
                                       5.625          1,937.29
    RALEIGH          NC   27615          2            02/11/04         10
    0400948519                           05           04/01/04         25
    0400948519                           O            03/01/34
    0


    9143432          E22/G01             F          415,000.00         TX
                                         360        414,151.71          1
1


                                       5.875          2,454.88         70
                                       5.625          2,454.88
    UNIVERSITY PARK  TX   75205          5            02/18/04         00
    0419755376                           07           04/01/04          0
    0419755376                           O            03/01/34
    0


    9144054          956/956             F          585,000.00         ZZ
                                         360        583,114.99          1
                                       5.625          3,367.59         74
                                       5.375          3,367.59
    RENTON           WA   98059          2            01/27/04         00
    1314010056                           05           03/01/04          0
    1314010056                           O            02/01/34
    0


    9144070          956/956             F          405,050.00         ZZ
                                         360        404,161.10          1
                                       5.500          2,299.83         63
                                       5.250          2,299.83
    COPPELL          TX   75019          2            02/06/04         00
    1614010062                           03           04/01/04          0
    1614010062                           O            03/01/34
    0


    9145208          A42/G01             F          131,000.00         ZZ
                                         360        130,750.75          1
                                       6.250            806.59         82
                                       6.000            806.59
    SAN BERNARDINO   CA   92405          2            02/12/04         11
    0437507874                           05           04/01/04         12
    100964B                              O            03/01/34
    0


    9159750          E82/G01             F          212,050.00         ZZ
                                         360        211,833.80          1
                                       5.875          1,254.36         52
                                       5.625          1,254.36
    VISTA            CA   92084          2            02/24/04         00
    0400947388                           05           05/01/04          0
    0400947388                           O            04/01/34
    0


    9159770          E82/G01             F          344,350.00         ZZ
                                         360        343,998.92          1
                                       5.875          2,036.96         58
                                       5.625          2,036.96
    SAN BRUNO        CA   94066          2            02/24/04         00
    0400948014                           05           05/01/04          0
1


    0400948014                           O            04/01/34
    0


    9176772          E22/G01             F          110,000.00         ZZ
                                         360        109,785.63          1
                                       6.125            668.37         63
                                       5.875            668.37
    MINNEAPOLIS      MN   55406          2            03/01/04         00
    0419957436                           05           04/01/04          0
    0419957436                           O            03/01/34
    0


    9180820          E33/G01             F          616,000.00         ZZ
                                         360        615,356.86          1
                                       5.750          3,594.81         75
                                       5.500          3,594.81
    LAKE BLUFF       IL   60044          2            03/01/04         00
    0437543895                           05           05/01/04          0
    84229                                O            04/01/34
    0


    9181082          M45/G01             F          382,000.00         ZZ
                                         360        381,181.32          1
                                       5.625          2,199.01         80
                                       5.375          2,199.01
    KINNELON         NJ   07405          1            02/11/04         00
    0437543549                           05           04/01/04          0
    A0613752                             O            03/01/34
    0


    9181142          E82/G01             F          244,500.00         ZZ
                                         360        244,250.72          1
                                       5.875          1,446.31         48
                                       5.625          1,446.31
    SACRAMENTO       CA   95818          2            03/02/04         00
    0400949590                           05           05/01/04          0
    0400949590                           O            04/01/34
    0


    9181250          E82/G01             F          313,600.00         ZZ
                                         360        313,280.27          1
                                       5.875          1,855.06         69
                                       5.625          1,855.06
    RANCHO SANTA MA  CA   92688          2            03/03/04         00
    0400947123                           03           05/01/04          0
    0400947123                           O            04/01/34
    0


1


    9181252          M45/G01             F          345,500.00         ZZ
                                         360        344,300.13          1
                                       5.125          1,881.21         70
                                       4.875          1,881.21
    LAS VEGAS        NV   89134          5            02/17/04         00
    0437548605                           03           04/01/04          0
    A0641928                             O            03/01/34
    0


    9184854          A35/G01             F          640,000.00         ZZ
                                         360        639,347.49          1
                                       5.875          3,785.84         77
                                       5.625          3,785.84
    DOUGALSTON       NY   11363          1            03/05/04         00
    0437560063                           05           05/01/04          0
    1                                    O            04/01/34
    0


    9185912          E82/G01             F          323,000.00         ZZ
                                         360        322,670.68          1
                                       5.875          1,910.67         54
                                       5.625          1,910.67
    CARMICHAEL       CA   95608          2            03/04/04         00
    0400951331                           05           05/01/04          0
    0400951331                           O            04/01/34
    0


    9186002          E22/G01             F          532,000.00         ZZ
                                         360        530,938.13          1
                                       6.000          3,189.61         80
                                       5.750          3,189.61
    REDONDO BEACH    CA   90277          2            03/01/04         00
    0419914130                           01           04/01/04          0
    0419914130                           O            03/01/34
    0


    9188606          R84/G01             F          560,000.00         ZZ
                                         360        558,855.32          1
                                       5.875          3,312.61         80
                                       5.625          3,312.61
    HOUSTON          TX   77005          1            02/25/04         00
    0437555360                           05           04/01/04          0
    839143                               O            03/01/34
    0


    9189814          E22/G01             F          530,000.00         ZZ
                                         360        529,459.64          2
                                       5.875          3,135.15         55
                                       5.625          3,135.15
1


    LOS ANGELES      CA   90035          2            03/03/04         00
    0419897731                           05           05/01/04          0
    0419897731                           O            04/01/34
    0


    9191304          L46/L46             F          380,000.00         ZZ
                                         360        379,593.75          1
                                       5.625          2,187.50         71
                                       5.375          2,187.50
    MCKINNEY         TX   75070          1            03/12/04         00
    0001042035                           03           05/01/04          0
    0001042035                           O            04/01/34
    0


    9191668          588/G01             F          648,000.00         ZZ
                                         360        646,611.25          1
                                       5.625          3,730.25         75
                                       5.375          3,730.25
    RYE CITY         NY   10580          1            02/23/04         00
    0437556434                           05           04/01/04          0
    1115062                              O            03/01/34
    0


    9192378          L46/L46             F          746,700.00         ZZ
                                         360        745,370.40          1
                                       5.750          4,357.54         56
                                       5.500          4,357.54
    DALLAS           TX   75205          2            03/04/04         00
    0001044593                           05           05/01/04          0
    0001044593                           O            04/01/34
    0


    9195898          E82/G01             F          342,300.00         ZZ
                                         360        341,951.01          1
                                       5.875          2,024.83         54
                                       5.625          2,024.83
    SAN DIEGO        CA   92127          2            03/08/04         00
    0400949129                           03           05/01/04          0
    0400949129                           O            04/01/34
    0


    9198454          M12/G01             F          424,500.00         ZZ
                                         360        424,046.18          1
                                       5.625          2,443.66         52
                                       5.375          2,443.66
    TUCSON           AZ   85718          2            03/15/04         00
    0437614498                           03           05/01/04          0
    00000200285                          O            04/01/34
    0
1




    9203582          N47/G01             F          925,000.00         ZZ
                                         360        924,056.93          1
                                       5.875          5,471.72         72
                                       5.625          5,471.72
    SAN JOSE         CA   95120          2            03/01/04         00
    0437628019                           05           05/01/04          0
    20514553                             O            04/01/34
    0


    9203688          550/550             F          363,750.00         ZZ
                                         360        363,380.90          1
                                       5.900          2,157.54         75
                                       5.650          2,157.54
    PACIFICA         CA   94111          5            03/09/04         00
    120694711000000                      05           05/01/04          0
    120694711                            O            04/01/34
    0


    9205220          696/G01             F          362,000.00         ZZ
                                         360        361,603.77          1
                                       5.500          2,055.40         74
                                       5.250          2,055.40
    STERLING         VA   20164          2            03/11/04         00
    0437595853                           03           05/01/04          0
    22604024                             O            04/01/34
    0


    9206006          M45/G01             F          350,000.00         ZZ
                                         360        349,634.57          1
                                       5.750          2,042.51         66
                                       5.500          2,042.51
    MISSON VIEJO     CA   92692          5            03/02/04         00
    0437622343                           03           05/01/04          0
    A0653684                             O            04/01/34
    0


    9206890          E22/G01             F          650,000.00         ZZ
                                         360        649,305.11          1
                                       5.625          3,741.77         52
                                       5.375          3,741.77
    ORANGE           CA   92869          2            03/05/04         00
    0420086449                           05           05/01/04          0
    0420086449                           O            04/01/34
    0


    9208144          956/G01             F          318,750.00         ZZ
                                         360        318,392.82          1
1


                                       5.375          1,784.91         75
                                       5.125          1,784.91
    MURPHY           TX   75094          1            03/15/04         00
    0437659949                           05           05/01/04          0
    1614030014                           O            04/01/34
    0


    9208146          956/G01             F          490,000.00         ZZ
                                         360        488,899.40          1
                                       5.375          2,743.86         75
                                       5.125          2,743.86
    WEST LINN        OR   97068          2            02/27/04         00
    0437658784                           03           04/01/04          0
    1714020056                           O            03/01/34
    0


    9208152          956/G01             F          500,000.00         ZZ
                                         360        499,439.72          1
                                       5.375          2,799.86         76
                                       5.125          2,799.86
    BURLINGAME       CA   94010          2            03/09/04         00
    0437659980                           05           05/01/04          0
    1814020660                           O            04/01/34
    0


    9208154          956/G01             F          600,000.00         ZZ
                                         360        599,358.56          1
                                       5.625          3,453.94         80
                                       5.375          3,453.94
    OGDEN            UT   84403          2            03/09/04         00
    0437659998                           05           05/01/04          0
    2214020322                           O            04/01/34
    0


    9208160          956/G01             F          586,000.00         ZZ
                                         360        585,373.53          1
                                       5.625          3,373.35         77
                                       5.375          3,373.35
    KILDEER          IL   60047          2            03/03/04         00
    0437660004                           03           05/01/04          0
    2314020096                           O            04/01/34
    0


    9208170          956/G01             F          395,000.00         ZZ
                                         360        394,153.46          1
                                       5.625          2,273.84         68
                                       5.375          2,273.84
    SOUTH RIDING     VA   20152          2            02/12/04         00
    0437658818                           03           04/01/04          0
1


    2714010112                           O            03/01/34
    0


    9208178          956/G01             F          475,600.00         ZZ
                                         360        475,103.45          1
                                       5.750          2,775.47         73
                                       5.500          2,775.47
    CROWNSVILLE      MD   21032          2            02/24/04         00
    0437660038                           03           05/01/04          0
    2714020023                           O            04/01/34
    0


    9208184          956/G01             F          508,500.00         ZZ
                                         360        507,969.09          1
                                       5.750          2,967.47         65
                                       5.500          2,967.47
    AVON             CT   06001          2            02/26/04         00
    0437660046                           05           05/01/04          0
    2714020196                           O            04/01/34
    0


    9208190          956/G01             F          596,000.00         ZZ
                                         360        595,362.84          1
                                       5.625          3,430.91         80
                                       5.375          3,430.91
    NEEDHAM HEIGHTS  MA   02494          1            03/05/04         00
    0437660079                           05           05/01/04          0
    2814020043                           O            04/01/34
    0


    9208194          956/G01             F          738,000.00         ZZ
                                         360        737,229.48          1
                                       5.750          4,306.77         65
                                       5.500          4,306.77
    LYNNFIELD        MA   01940          2            03/04/04         00
    0437660087                           05           05/01/04          0
    2814020070                           O            04/01/34
    0


    9208198          956/G01             F          392,000.00         ZZ
                                         360        391,238.55          1
                                       5.500          2,225.73         80
                                       5.250          2,225.73
    MILTON           MA   02186          1            03/05/04         00
    0437660103                           05           05/01/04          0
    2814020128                           O            04/01/34
    0


1


    9208208          956/G01             F          615,000.00         ZZ
                                         360        613,650.61          1
                                       5.500          3,491.90         41
                                       5.250          3,491.90
    LOS ANGELES      CA   90068          5            02/27/04         00
    0437658842                           05           04/01/04          0
    2914020034                           O            03/01/34
    0


    9208212          956/G01             F          375,000.00         ZZ
                                         360        374,599.10          1
                                       5.625          2,158.71         59
                                       5.375          2,158.71
    OJAI             CA   93023          2            03/03/04         00
    0437660152                           05           05/01/04          0
    2914020049                           O            04/01/34
    0


    9208246          956/G01             F          580,000.00         ZZ
                                         360        579,365.15          1
                                       5.500          3,293.18         54
                                       5.250          3,293.18
    WESTPORT         CT   06880          2            03/01/04         00
    0437660236                           05           05/01/04          0
    3414020131                           O            04/01/34
    0


    9208286          956/G01             F          175,000.00         ZZ
                                         360        174,712.99          1
                                       5.625          1,007.40         63
                                       5.375          1,007.40
    WYNNEWOOD        PA   19096          1            03/05/04         00
    0437660244                           05           05/01/04          0
    3814020099                           O            04/01/34
    0


    9208314          956/G01             F          494,000.00         ZZ
                                         360        493,465.63          1
                                       5.625          2,843.74         51
                                       5.375          2,843.74
    WESTERN SPRINGS  IL   60558          2            03/05/04         00
    0437660343                           05           05/01/04          0
    4714020127                           O            04/01/34
    0


    9208324          956/G01             F          649,000.00         ZZ
                                         360        648,272.77          1
                                       5.375          3,634.21         66
                                       5.125          3,634.21
1


    HAMILTON         VA   20158          2            03/10/04         00
    0437660376                           05           05/01/04          0
    5414020171                           O            04/01/34
    0


    9208328          956/G01             F          550,000.00         ZZ
                                         360        549,412.02          1
                                       5.625          3,166.11         69
                                       5.375          3,166.11
    SEATTLE          WA   98177          1            03/11/04         00
    0437660384                           05           05/01/04          0
    5514030009                           O            04/01/34
    0


    9208334          956/G01             F          897,000.00         ZZ
                                         360        896,085.47          1
                                       5.875          5,306.09         58
                                       5.625          5,306.09
    ORONO            MN   55356          2            03/02/04         00
    0437660392                           05           05/01/04          0
    5714020113                           O            04/01/34
    0


    9208336          956/G01             F          385,000.00         ZZ
                                         360        383,807.45          1
                                       5.625          2,216.28         65
                                       5.375          2,216.28
    PACIFICA         CA   94044          2            02/26/04         00
    0437660400                           05           04/01/04          0
    6213080030                           O            03/01/34
    0


    9208342          956/G01             F          348,000.00         ZZ
                                         360        347,271.60          1
                                       5.750          2,030.83         80
                                       5.500          2,030.83
    CHINO            CA   91710          1            02/27/04         00
    0437658891                           05           04/01/04          0
    7914020006                           O            03/01/34
    0


    9208374          956/G01             F          354,000.00         ZZ
                                         360        353,621.56          1
                                       5.625          2,037.82         62
                                       5.375          2,037.82
    SCOTTSDALE       AZ   85259          2            03/11/04         00
    0437660525                           03           05/01/04          0
    414020066                            O            04/01/34
    0
1




    9208384          956/G01             F          453,500.00         ZZ
                                         360        453,026.52          1
                                       5.750          2,646.50         73
                                       5.500          2,646.50
    SCOTTSDALE       AZ   85260          2            03/08/04         00
    0437660558                           03           05/01/04          0
    414020196                            O            04/01/34
    0


    9209174          956/G01             F        1,000,000.00         ZZ
                                         360        997,955.91          1
                                       5.875          5,915.38         59
                                       5.625          5,915.38
    NEWPORT BEACH    CA   92625          2            02/27/04         00
    0437660574                           03           04/01/04          0
    614020076                            O            03/01/34
    0


    9209186          956/G01             F          370,000.00         ZZ
                                         360        369,604.45          1
                                       5.625          2,129.93         63
                                       5.375          2,129.93
    SAN JOSE         CA   95136          2            03/03/04         00
    0437660624                           05           05/01/04          0
    714020086                            O            04/01/34
    0


    9209196          956/G01             F          390,000.00         ZZ
                                         360        389,583.07          1
                                       5.625          2,245.06         72
                                       5.375          2,245.06
    SAN JOSE         CA   95111          2            03/10/04         00
    0437660699                           05           05/01/04          0
    714030011                            O            04/01/34
    0


    9209208          956/G01             F          373,500.00         ZZ
                                         360        373,081.48          1
                                       5.375          2,091.49         71
                                       5.125          2,091.49
    WOODBRIDGE       CA   95258          2            03/08/04         00
    0437660749                           05           05/01/04          0
    814020059                            O            04/01/34
    0


    9209230          956/G01             F          440,000.00         ZZ
                                         360        439,529.61          1
1


                                       5.625          2,532.89         54
                                       5.375          2,532.89
    LONG GROVE       IL   60047          2            03/04/03         00
    0437660806                           03           05/01/04          0
    1114030023                           O            04/01/34
    0


    9209244          956/G01             F          600,000.00         ZZ
                                         360        599,343.27          1
                                       5.500          3,406.73         62
                                       5.250          3,406.73
    AUSTIN           TX   78733          2            03/10/04         00
    0437660855                           03           05/01/04          0
    1614020334                           O            04/01/34
    0


    9212816          E82/G01             F          390,100.00         ZZ
                                         360        389,692.71          1
                                       5.750          2,276.52         80
                                       5.500          2,276.52
    BOTHELL          WA   98021          2            03/19/04         00
    0400960878                           03           05/01/04          0
    0400960878                           O            04/01/34
    0


    9213010          E22/G01             F          484,000.00         ZZ
                                         360        483,470.23          1
                                       5.500          2,748.10         68
                                       5.250          2,748.10
    NEWPORT BEACH    CA   92660          2            03/16/04         00
    0420264830                           09           05/01/04          0
    0420264830                           O            04/01/34
    0


    9221088          E33/G01             F          630,000.00         ZZ
                                         360        629,326.49          1
                                       5.625          3,626.64         75
                                       5.375          3,626.64
    ELMHURST         IL   60126          2            03/17/04         00
    0437647225                           05           05/01/04          0
    84241                                O            04/01/34
    0


    9221936          Q57/G01             F          367,000.00         ZZ
                                         360        366,625.83          1
                                       5.875          2,170.94         39
                                       5.625          2,170.94
    MANHATTAN BEACH  CA   90266          2            03/16/04         00
    0437645633                           05           05/01/04          0
1


    10007030                             O            04/01/34
    0


    9225034          E22/G01             F          625,000.00         ZZ
                                         360        624,331.84          1
                                       5.625          3,597.85         49
                                       5.375          3,597.85
    NEWPORT BEACH    CA   92625          2            03/15/04         00
    0420203622                           03           05/01/04          0
    0420203622                           O            04/01/34
    0


    9229034          E22/G01             F          604,600.00         ZZ
                                         360        603,953.64          1
                                       5.625          3,480.42         61
                                       5.375          3,480.42
    SAN PEDRO        CA   90732          5            03/16/04         00
    0420029373                           05           05/01/04          0
    0420029373                           O            04/01/34
    0


    9237532          144/144             F          606,500.00         ZZ
                                         360        605,866.78          1
                                       5.750          3,539.37         59
                                       5.500          3,539.37
    PELHAM MANOR     NY   10803          2            03/18/04         00
    160750158000000                      05           05/01/04          0
    160750158                            O            04/01/34
    0


    9242822          E22/G01             F          592,000.00         ZZ
                                         360        591,367.11          1
                                       5.625          3,407.89         80
                                       5.375          3,407.89
    JAMAICA PLAIN    MA   02130          2            03/22/04         00
    0420097248                           05           05/01/04          0
    0420097248                           O            04/01/34
    0


    9244072          L86/G01             F          450,000.00         ZZ
                                         360        449,518.93          1
                                       5.625          2,590.45         59
                                       5.375          2,590.45
    TRABUCO CANYON   CA   92679          5            03/10/04         00
    0437647795                           03           05/01/04          0
    20517603                             O            04/01/34
    0


1


    9244448          E33/G01             F          992,000.00         ZZ
                                         360        990,914.20          1
                                       5.500          5,632.47         43
                                       5.250          5,632.47
    LAKE FOREST      IL   60045          2            03/22/04         00
    0437657331                           05           05/01/04          0
    75388                                O            04/01/34
    0


    9245118          Y40/G01             F          386,250.00         ZZ
                                         360        385,856.21          1
                                       5.875          2,284.81         75
                                       5.625          2,284.81
    MC LEAN          VA   22101          5            03/19/04         00
    0437662679                           05           05/01/04          0
    51110051                             O            04/01/34
    0


    9245438          E22/G01             F          515,000.00         ZZ
                                         360        514,449.43          1
                                       5.625          2,964.63         60
                                       5.375          2,964.63
    LIVERMORE        CA   94550          2            03/20/04         00
    0420251142                           05           05/01/04          0
    0420251142                           O            04/01/34
    0


    9245936          313/G01             F          525,000.00         ZZ
                                         360        524,438.74          1
                                       5.625          3,022.20         53
                                       5.375          3,022.20
    ARCADIA          CA   91006          2            03/01/04         00
    0437651458                           05           05/01/04          0
    10089936                             O            04/01/34
    0


    9245942          313/G01             F          599,700.00         ZZ
                                         360        598,444.74          1
                                       5.750          3,499.69         77
                                       5.500          3,499.69
    WAYNE            PA   19087          2            02/17/04         00
    0437652548                           05           04/01/04          0
    10046910                             O            03/01/34
    0


    9245950          313/G01             F          480,000.00         ZZ
                                         360        476,998.93          1
                                       5.750          2,801.15         80
                                       5.500          2,801.15
1


    NARBERTH         PA   19072          1            02/27/04         00
    0437651862                           05           04/01/04          0
    10021087                             O            03/01/34
    0


    9246040          313/G01             F          500,000.00         ZZ
                                         360        498,870.90          1
                                       5.750          2,917.87         53
                                       5.500          2,917.87
    HINSDALE         IL   60521          5            02/23/04         00
    0437652902                           05           04/01/04          0
    10092419                             O            03/01/34
    0


    9246054          313/G01             F          448,000.00         ZZ
                                         360        447,509.63          1
                                       5.500          2,543.70         70
                                       5.250          2,543.70
    PORTLAND         OR   97229          1            03/02/04         00
    0437651573                           03           05/01/04          0
    10111649                             O            04/01/34
    0


    9246058          313/G01             F          400,000.00         ZZ
                                         360        399,162.74          1
                                       5.750          2,334.30         58
                                       5.500          2,334.30
    SANTA CLARITA    CA   91321          2            02/04/04         00
    0437652654                           05           04/01/04          0
    10060838                             O            03/01/34
    0


    9247166          L86/G01             F          374,000.00         ZZ
                                         360        373,600.18          1
                                       5.625          2,152.95         70
                                       5.375          2,152.95
    SAN FRANCISCO    CA   94127          2            03/22/04         00
    0437651391                           05           05/01/04          0
    14501424                             O            04/01/34
    0


    9248290          E82/G01             F          517,100.00         ZZ
                                         360        516,572.80          1
                                       5.875          3,058.84         77
                                       5.625          3,058.84
    ROSLYN HEIGHTS   NY   11577          2            03/24/04         00
    0400959219                           05           05/01/04          0
    0400959219                           O            04/01/34
    0
1




    9248920          E82/G01             F          335,300.00         ZZ
                                         360        334,958.14          1
                                       5.875          1,983.43         54
                                       5.625          1,983.43
    CORONA           CA   92883          2            03/25/04         00
    0400960852                           03           05/01/04          0
    0400960852                           O            04/01/34
    0


    9248974          E82/G01             F          728,500.00         T
                                         360        727,774.77          1
                                       6.000          4,367.73         61
                                       5.750          4,367.73
    ORO VALLEY       AZ   85737          2            03/31/04         00
    0400946679                           03           05/01/04          0
    0400946679                           O            04/01/34
    0


    9249180          E82/G01             F          221,600.00         ZZ
                                         360        221,374.07          1
                                       5.875          1,310.85         62
                                       5.625          1,310.85
    TINLEY PARK      IL   60477          2            03/26/04         00
    0400949269                           05           05/01/04          0
    0400949269                           O            04/01/34
    0


    9249922          E33/G01             F          370,000.00         ZZ
                                         360        369,585.39          1
                                       5.375          2,071.90         58
                                       5.125          2,071.90
    LAKE FOREST      IL   60045          2            03/26/04         00
    0437658511                           09           05/01/04          0
    75442                                O            04/01/34
    0


    9249958          E22/G01             F          134,400.00         ZZ
                                         360        134,262.97          1
                                       5.875            795.03         80
                                       5.625            795.03
    ST. GEORGE       UT   84790          1            03/24/04         00
    0420100166                           05           05/01/04          0
    0420100166                           O            04/01/34
    0


    9250638          E22/G01             F          511,000.00         ZZ
                                         360        510,453.71          1
1


                                       5.625          2,941.60         58
                                       5.375          2,941.60
    IRVINE           CA   92618          5            03/22/04         00
    0420273583                           03           05/01/04          0
    0420273583                           O            04/01/34
    0


    9251826          Y94/G01             F          490,000.00         ZZ
                                         360        489,476.16          1
                                       5.625          2,820.72         41
                                       5.375          2,820.72
    LOS OSOS         CA   93402          2            03/18/04         00
    0437714785                           05           05/01/04          0
    0000010285                           O            04/01/34
    0


    9252748          E22/G01             F          238,000.00         ZZ
                                         360        237,751.52          4
                                       5.750          1,388.90         80
                                       5.500          1,388.90
    BELLINGHAM       WA   98229          1            03/29/04         00
    0420270506                           05           05/01/04          0
    0420270506                           O            04/01/34
    0


    9252774          E22/G01             F          375,000.00         ZZ
                                         360        374,608.48          1
                                       5.750          2,188.40         69
                                       5.500          2,188.40
    LOS ANGELES      CA   90018          5            03/26/04         00
    0420275786                           05           05/01/04          0
    0420275786                           O            04/01/34
    0


    9252858          E82/G01             F          392,700.00         ZZ
                                         360        392,700.00          1
                                       5.250          2,168.50         54
                                       5.000          2,168.50
    BERKELEY         CA   94707          2            03/26/04         00
    0400961546                           05           06/01/04          0
    0400961546                           O            05/01/34
    0


    9252918          E22/G01             F          174,700.00         ZZ
                                         360        174,479.71          1
                                       5.500            991.93         79
                                       5.250            991.93
    MARYSVILLE       WA   98270          1            03/29/04         00
    0420420358                           05           05/01/04          0
1


    0420420358                           O            04/01/34
    0


    9252932          E82/G01             F          579,500.00         T
                                         360        579,500.00          1
                                       5.250          3,200.02         42
                                       5.000          3,200.02
    BIG SUR          CA   93920          2            03/26/04         00
    0400961165                           05           06/01/04          0
    0400961165                           O            05/01/34
    0


    9253012          E22/G01             F          158,400.00         ZZ
                                         360        158,234.62          1
                                       5.750            924.38         80
                                       5.500            924.38
    NEWBURGH         NY   12550          2            03/25/04         00
    0420266207                           05           05/01/04          0
    0420266207                           O            04/01/34
    0


    9253946          E22/G01             F           82,000.00         ZZ
                                         360         81,918.37          1
                                       6.000            491.63         80
                                       5.750            491.63
    SPOKANE          WA   99207          2            03/06/04         00
    0420011173                           05           05/01/04          0
    0420011173                           O            04/01/34
    0


    9254410          E22/G01             F          200,000.00         ZZ
                                         360        199,781.09          1
                                       5.500          1,135.58         80
                                       5.250          1,135.58
    SNOHOMISH        WA   98296          2            03/24/04         00
    0420132904                           05           05/01/04          0
    0420132904                           O            04/01/34
    0


    9256154          D03/G01             F          401,900.00         ZZ
                                         360        401,470.35          1
                                       5.625          2,313.56         69
                                       5.375          2,313.56
    SAN JOSE         CA   95125          1            03/23/04         00
    0437667249                           05           05/01/04          0
    1040004135                           O            04/01/34
    0


1


    9257244          E22/G01             F           21,000.00         ZZ
                                         360         21,000.00          1
                                       5.750            122.55         30
                                       5.500            122.55
    DALLAS           TX   75231          1            04/01/04         00
    0420159121                           01           06/01/04          0
    0420159121                           O            05/01/34
    0


    9257366          E82/G01             F          375,500.00         ZZ
                                         360        375,500.00          1
                                       5.875          2,221.22         66
                                       5.625          2,221.22
    SACRAMENTO       CA   95818          2            03/27/04         00
    0400960795                           05           06/01/04          0
    0400960795                           O            05/01/34
    0


    9259616          Y65/G01             F          508,500.00         ZZ
                                         360        507,969.09          1
                                       5.750          2,967.47         75
                                       5.500          2,967.47
    SAN JOSE         CA   95123          2            03/08/04         00
    0437671381                           05           05/01/04          0
    40133724                             O            04/01/34
    0


    9259692          Y65/G01             F          525,000.00         ZZ
                                         360        524,451.87          1
                                       5.750          3,063.76         68
                                       5.500          3,063.76
    NEWCASTLE        CA   95658          2            03/10/04         00
    0437684889                           03           05/01/04          0
    40135701                             O            04/01/34
    0


    9259718          Y65/G01             F          360,800.00         ZZ
                                         360        360,423.30          1
                                       5.750          2,105.53         79
                                       5.500          2,105.53
    SAN JOSE         CA   95123          2            03/09/04         00
    0437685860                           05           05/01/04          0
    40135099                             O            04/01/34
    0


    9259756          Y65/G01             F          355,000.00         ZZ
                                         360        354,611.43          1
                                       5.500          2,015.65         76
                                       5.250          2,015.65
1


    CARY             IL   60013          2            03/10/04         00
    0437685936                           03           05/01/04          0
    40135818                             O            04/01/34
    0


    9259784          H58/G01             F          650,000.00         ZZ
                                         360        649,305.11          1
                                       5.625          3,741.77         70
                                       5.375          3,741.77
    SAN ANSELMO      CA   94960          5            03/18/04         00
    0437674708                           05           05/01/04          0
    0000220078                           O            04/01/34
    0


    9259796          X05/G01             F          352,500.00         ZZ
                                         360        352,131.97          1
                                       5.750          2,057.09         79
                                       5.500          2,057.09
    RANCHO CUCAMONG  CA   91701          2            03/23/04         00
    0437652258                           05           05/01/04          0
    014030125                            O            04/01/34
    0


    9259812          Y65/G01             F          400,000.00         ZZ
                                         360        399,572.37          1
                                       5.625          2,302.63         70
                                       5.375          2,302.63
    SANTA CLARA      CA   95051          2            03/02/04         00
    0437688377                           05           05/01/04          0
    40134875                             O            04/01/34
    0


    9259826          Y65/G01             F          460,000.00         ZZ
                                         360        459,484.55          1
                                       5.375          2,575.87         69
                                       5.125          2,575.87
    BERKELY          CA   94708          5            02/27/04         00
    0437677693                           05           05/01/04          0
    40133719                             O            04/01/34
    0


    9259922          X05/G01             F          525,000.00         ZZ
                                         360        524,451.87          1
                                       5.750          3,063.76         70
                                       5.500          3,063.76
    FULLERTON        CA   92833          1            02/24/04         00
    0437651904                           03           05/01/04          0
    014010208                            O            04/01/34
    0
1




    9259932          X05/G01             F          628,000.00         ZZ
                                         360        627,328.63          1
                                       5.625          3,615.12         70
                                       5.375          3,615.12
    NEWPORT BEACH    CA   92660          5            03/17/04         00
    0437651730                           05           05/01/04          0
    014030025                            O            04/01/34
    0


    9259982          Y65/G01             F          443,000.00         ZZ
                                         360        442,526.40          1
                                       5.625          2,550.16         50
                                       5.375          2,550.16
    POTOMAC          MD   20854          2            03/04/04         00
    0437670706                           05           05/01/04          0
    40123132                             O            04/01/34
    0


    9259994          X05/G01             F          611,000.00         ZZ
                                         360        610,331.23          1
                                       5.500          3,469.19         56
                                       5.250          3,469.19
    SAN JUAN CAPIST  CA   92675          2            03/23/04         00
    0437651755                           05           05/01/04          0
    11403115                             O            04/01/34
    0


    9260038          Y65/G01             F          404,000.00         ZZ
                                         360        403,578.20          1
                                       5.750          2,357.63         43
                                       5.500          2,357.63
    MILL NECK        NY   11765          5            03/12/04         00
    0437681265                           05           05/01/04          0
    40133977                             O            04/01/34
    0


    9260856          H58/G01             F          374,900.00         ZZ
                                         360        374,479.91          1
                                       5.375          2,099.33         69
                                       5.125          2,099.33
    PORTLAND         OR   97229          1            03/19/04         00
    0437694110                           05           05/01/04          0
    0000221287                           O            04/01/34
    0


    9260858          M27/G01             F          496,000.00         ZZ
                                         360        495,469.74          1
1


                                       5.625          2,855.26         77
                                       5.375          2,855.26
    RALEIGH          NC   27614          2            03/26/04         00
    0437658313                           03           05/01/04          0
    630054143                            O            04/01/34
    0


    9260890          H58/G01             F          356,000.00         ZZ
                                         360        355,601.08          1
                                       5.375          1,993.50         80
                                       5.125          1,993.50
    WEST HAVEN       UT   84401          4            03/24/04         00
    0437668437                           05           05/01/04          0
    0000215962                           O            04/01/34
    0


    9260904          253/253             F          369,000.00         ZZ
                                         360        368,605.51          1
                                       5.625          2,124.18         74
                                       5.375          2,124.18
    BRIGHTON         CO   80602          2            03/29/04         00
    345967                               03           05/01/04          0
    345967                               O            04/01/34
    0


    9260906          H58/G01             F          462,000.00         ZZ
                                         360        461,517.64          1
                                       5.750          2,696.11         57
                                       5.500          2,696.11
    LAFAYETTE        CA   94549          2            03/16/04         00
    0437688583                           05           05/01/04          0
    0000219492                           O            04/01/34
    0


    9260928          H58/G01             F          650,000.00         ZZ
                                         360        649,305.11          1
                                       5.625          3,741.77         70
                                       5.375          3,741.77
    CORTE MADERA     CA   94925          2            03/16/04         00
    0437685928                           05           05/01/04          0
    0000219586                           O            04/01/34
    0


    9260942          H58/G01             F          550,000.00         ZZ
                                         360        549,412.02          1
                                       5.625          3,166.11         57
                                       5.375          3,166.11
    SAN JOSE         CA   95135          2            03/16/04         00
    0437691975                           05           05/01/04          0
1


    0000219463                           O            04/01/34
    0


    9260970          975/G01             F          394,000.00         ZZ
                                         360        393,578.79          1
                                       5.625          2,268.09         51
                                       5.375          2,268.09
    IRVINE           CA   92606          2            03/18/04         00
    0437669039                           05           05/01/04          0
    2041435                              O            04/01/34
    0


    9261104          Y94/G01             F          354,000.00         ZZ
                                         360        353,375.06          1
                                       5.625          2,037.82         54
                                       5.375          2,037.82
    PLEASANTON       CA   94588          2            03/19/04         00
    0437689243                           05           05/01/04          0
    0000010106                           O            04/01/34
    0


    9261342          H58/G01             F          358,000.00         ZZ
                                         360        357,617.28          1
                                       5.625          2,060.85         43
                                       5.375          2,060.85
    ORINDA           CA   94563          2            03/18/04         00
    0437686462                           05           05/01/04          0
    0000220600                           O            04/01/34
    0


    9261410          H58/G01             F          425,000.00         ZZ
                                         360        424,556.27          1
                                       5.750          2,480.19         52
                                       5.500          2,480.19
    ALBANY           CA   94707          5            03/17/04         00
    0437688955                           05           05/01/04          0
    0000218711                           O            04/01/34
    0


    9261650          H58/G01             F          650,000.00         ZZ
                                         360        649,271.64          1
                                       5.375          3,639.82         50
                                       5.125          3,639.82
    SAN JOSE         CA   95138          2            03/24/04         00
    0437686660                           03           05/01/04          0
    0000221889                           O            04/01/34
    0


1


    9261852          E82/G01             F          181,650.00         ZZ
                                         360        181,650.00          1
                                       5.625          1,045.68         70
                                       5.375          1,045.68
    MADISON          CT   06443          2            04/01/04         00
    0400970018                           05           06/01/04          0
    0400970018                           O            05/01/34
    0


    9261878          E82/G01             F          270,600.00         ZZ
                                         360        270,600.00          1
                                       5.625          1,557.73         59
                                       5.375          1,557.73
    RANCHO SANTA FE  CA   92091          2            03/29/04         00
    0400966552                           05           06/01/04          0
    0400966552                           O            05/01/34
    0


    9262434          E22/G01             F          610,000.00         ZZ
                                         360        609,347.88          1
                                       5.625          3,511.50         68
                                       5.375          3,511.50
    VISTA            CA   92084          2            03/26/04         00
    0420240012                           05           05/01/04          0
    0420240012                           O            04/01/34
    0


    9263476          M29/G01             F          458,000.00         ZZ
                                         360        458,000.00          1
                                       5.500          2,600.47         58
                                       5.250          2,600.47
    DENVER           CO   80230          2            04/02/04         00
    0437674492                           03           06/01/04          0
    0403106TC                            O            05/01/34
    0


    9263498          Y94/G01             F          377,000.00         ZZ
                                         360        376,596.97          1
                                       5.625          2,170.22         75
                                       5.375          2,170.22
    CAMPBELL         CA   95008          2            03/19/04         00
    0437688989                           05           05/01/04          0
    0000010090                           O            04/01/34
    0


    9263886          N47/G01             F          412,500.00         ZZ
                                         360        412,079.44          1
                                       5.875          2,440.09         64
                                       5.625          2,440.09
1


    PETALUMA         CA   94952          5            03/18/04         00
    0437667686                           05           05/01/04          0
    60502652                             O            04/01/34
    0


    9264126          E33/G01             F          515,000.00         ZZ
                                         360        515,000.00          1
                                       5.500          2,924.12         48
                                       5.250          2,924.12
    LAKE FOREST      IL   60045          2            04/01/04         00
    0437676794                           05           06/01/04          0
    755231                               O            05/01/34
    0


    9264226          E82/G01             F          243,200.00         ZZ
                                         360        243,200.00          1
                                       5.875          1,438.62         49
                                       5.625          1,438.62
    PLEASANTON       CA   94588          2            03/31/04         00
    0400962494                           03           06/01/04          0
    0400962494                           O            05/01/34
    0


    9264234          E82/G01             F          391,500.00         ZZ
                                         360        391,500.00          1
                                       5.625          2,253.69         66
                                       5.375          2,253.69
    WESTON           CT   06883          2            04/02/04         00
    0400968079                           05           06/01/04          0
    0400968079                           O            05/01/34
    0


    9264236          E82/G01             F          261,000.00         ZZ
                                         360        261,000.00          1
                                       5.875          1,543.91         90
                                       5.625          1,543.91
    MOORE            SC   29369          2            03/30/04         10
    0400965315                           05           06/01/04         25
    0400965315                           O            05/01/34
    0


    9264246          E82/G01             F          584,500.00         ZZ
                                         360        584,500.00          1
                                       5.625          3,364.71         45
                                       5.375          3,364.71
    LAGUNA BEACH     CA   92651          2            03/31/04         00
    0400968046                           05           06/01/04          0
    0400968046                           O            05/01/34
    0
1




    9264254          313/G01             F          770,000.00         ZZ
                                         360        769,137.18          1
                                       5.375          4,311.78         70
                                       5.125          4,311.78
    PHILADELPHIA     PA   19103          1            03/30/04         00
    0437728850                           07           05/01/04          0
    0009378894                           O            04/01/34
    0


    9264262          E82/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       5.750          1,546.47         68
                                       5.500          1,546.47
    FORT COLLINS     CO   80528          2            04/02/04         00
    0400964292                           03           06/01/04          0
    0400964292                           O            05/01/34
    0


    9264268          E82/G01             F          506,800.00         ZZ
                                         360        506,800.00          1
                                       5.750          2,957.55         78
                                       5.500          2,957.55
    MCLEAN           VA   22102          2            04/02/04         00
    0400962338                           05           06/01/04          0
    0400962338                           O            05/01/34
    0


    9264270          E82/G01             F          182,800.00         ZZ
                                         360        182,800.00          1
                                       5.750          1,066.77         40
                                       5.500          1,066.77
    KINGS PARK       NY   11754          2            04/02/04         00
    0400965141                           01           06/01/04          0
    0400965141                           O            05/01/34
    0


    9264276          E82/G01             F          329,900.00         ZZ
                                         360        329,900.00          1
                                       5.625          1,899.09         69
                                       5.375          1,899.09
    ALEXANNDRIA      VA   22311          2            04/02/04         00
    0400972063                           03           06/01/04          0
    0400972063                           O            05/01/34
    0


    9265108          696/G01             F          480,000.00         ZZ
                                         360        478,832.84          1
1


                                       5.625          2,763.15         80
                                       5.375          2,763.15
    VIENNA           VA   22181          1            03/31/04         00
    0437661226                           09           05/01/04          0
    23304047                             O            04/01/34
    0


    9265140          E22/G01             F          356,269.00         ZZ
                                         360        355,888.12          1
                                       5.625          2,050.89         65
                                       5.375          2,050.89
    SAN JOSE         CA   95124          2            03/26/04         00
    0420235186                           05           05/01/04          0
    0420235186                           O            04/01/34
    0


    9265410          E22/G01             F           60,000.00         ZZ
                                         360         59,940.27          1
                                       6.000            359.73         52
                                       5.750            359.73
    ALBUQUERQUE      NM   87105          2            03/30/04         00
    0420076630                           05           05/01/04          0
    0420076630                           O            04/01/34
    0


    9265992          196/G01             F          405,000.00         ZZ
                                         360        404,567.03          1
                                       5.625          2,331.41         75
                                       5.375          2,331.41
    W BLOOMFIELD     MI   48322          2            03/25/04         00
    0437730054                           05           05/01/04          0
    1758399                              O            04/01/34
    0


    9265994          196/G01             F          491,800.00         ZZ
                                         360        491,286.52          1
                                       5.750          2,870.02         65
                                       5.500          2,870.02
    GLENELG          MD   21737          5            03/26/04         00
    0437738081                           05           05/01/04          0
    1758529                              O            04/01/34
    0


    9265996          196/G01             F          411,300.00         ZZ
                                         360        410,870.57          1
                                       5.750          2,400.24         70
                                       5.500          2,400.24
    LAKEWAY          TX   78734          2            03/31/04         00
    0437736382                           05           05/01/04          0
1


    1903210                              O            04/01/34
    0


    9266000          196/G01             F          400,000.00         ZZ
                                         360        399,572.37          1
                                       5.625          2,302.63         80
                                       5.375          2,302.63
    AUSTIN           TX   78731          1            03/25/04         00
    0437767536                           05           05/01/04          0
    1758126                              O            04/01/34
    0


    9266008          196/G01             F          460,000.00         ZZ
                                         360        459,531.01          1
                                       5.875          2,721.07         80
                                       5.625          2,721.07
    FAIRFAX          VA   22032          1            03/16/04         00
    0437732340                           05           05/01/04          0
    1753483                              O            04/01/34
    0


    9266014          196/G01             F          377,000.00         ZZ
                                         360        376,606.39          1
                                       5.750          2,200.07         62
                                       5.500          2,200.07
    WELLESLEY        MA   02481          2            03/24/04         00
    0437731540                           05           05/01/04          0
    1754079                              O            04/01/34
    0


    9266022          196/G01             F          422,400.00         ZZ
                                         360        421,536.57          1
                                       5.875          2,498.66         80
                                       5.625          2,498.66
    SANFORD          FL   32771          1            03/05/04         00
    0437729924                           03           04/01/04          0
    1755024                              O            03/01/34
    0


    9266026          196/G01             F          465,000.00         ZZ
                                         360        464,502.88          1
                                       5.625          2,676.81         64
                                       5.375          2,676.81
    TARZANA          CA   91356          2            03/03/04         00
    0437729684                           05           05/01/04          0
    1755493                              O            04/01/34
    0


1


    9266028          196/G01             F          352,000.00         ZZ
                                         360        351,641.11          1
                                       5.875          2,082.22         80
                                       5.625          2,082.22
    LOS ANGELES      CA   90025          1            03/08/04         00
    0437732902                           01           05/01/04          0
    1756166                              O            04/01/34
    0


    9266030          196/G01             F          495,000.00         ZZ
                                         360        493,963.90          1
                                       5.750          2,888.69         55
                                       5.500          2,888.69
    HOT SPRINGS      AR   71901          2            03/05/04         00
    0437736523                           05           04/01/04          0
    1756694                              O            03/01/34
    0


    9266032          196/G01             F          650,000.00         ZZ
                                         360        649,288.54          1
                                       5.500          3,690.63         62
                                       5.250          3,690.63
    ATLANTA          GA   30342          1            03/29/04         00
    0437730088                           05           05/01/04          0
    1756972                              O            04/01/34
    0


    9266034          196/G01             F          598,400.00         ZZ
                                         360        597,760.27          1
                                       5.625          3,444.73         80
                                       5.375          3,444.73
    AUSTIN           TX   78730          1            03/10/04         00
    0437737950                           03           05/01/04          0
    1757076                              O            04/01/34
    0


    9266040          196/G01             F          355,000.00         ZZ
                                         360        354,620.47          1
                                       5.625          2,043.59         69
                                       5.375          2,043.59
    BLAINE           MN   55449          5            03/26/04         00
    0437731730                           05           05/01/04          0
    1757586                              O            04/01/34
    0


    9266044          196/G01             F          386,450.00         ZZ
                                         360        386,046.52          1
                                       5.750          2,255.22         79
                                       5.500          2,255.22
1


    MARLBORO         MA   01752          2            03/05/04         00
    0437711427                           05           05/01/04          0
    1734557                              O            04/01/34
    0


    9266046          196/G01             F          446,500.00         ZZ
                                         360        446,033.82          1
                                       5.750          2,605.66         65
                                       5.500          2,605.66
    CHEVY CHASE      MD   20815          5            03/05/04         00
    0437714199                           05           05/01/04          0
    1735100                              O            04/01/34
    0


    9266052          196/G01             F          521,900.00         ZZ
                                         360        521,355.10          1
                                       5.750          3,045.67         64
                                       5.500          3,045.67
    COHASSET         MA   02025          2            03/15/04         00
    0437730039                           05           05/01/04          0
    1735557                              O            04/01/34
    0


    9266054          196/G01             F          888,000.00         ZZ
                                         360        887,094.64          1
                                       5.875          5,252.86         57
                                       5.625          5,252.86
    PAOLI            PA   19301          2            03/09/04         00
    0437729999                           05           05/01/04          0
    1736019                              O            04/01/34
    0


    9266058          196/G01             F          495,000.00         ZZ
                                         360        494,470.81          1
                                       5.625          2,849.50         72
                                       5.375          2,849.50
    FOXBOROUGH       MA   02035          5            03/16/04         00
    0437729940                           05           05/01/04          0
    1736974                              O            04/01/34
    0


    9266062          196/G01             F          406,000.00         ZZ
                                         360        405,545.05          1
                                       5.375          2,273.49         77
                                       5.125          2,273.49
    NEWBURYPORT      MA   01950          2            03/26/04         00
    0437730237                           05           05/01/04          0
    1737784                              O            04/01/34
    0
1




    9266064          196/G01             F          432,281.00         ZZ
                                         360        431,376.17          1
                                       5.750          2,522.68         80
                                       5.500          2,522.68
    CLOVIS           CA   93611          1            02/20/04         00
    0437738958                           05           04/01/04          0
    1746361                              O            03/01/34
    0


    9266068          196/G01             F          450,000.00         ZZ
                                         360        449,541.21          1
                                       5.875          2,661.92         80
                                       5.625          2,661.92
    ROCKVILLE CENTR  NY   11570          1            03/24/04         00
    0437731771                           05           05/01/04          0
    1750491                              O            04/01/34
    0


    9266086          196/G01             F          418,400.00         ZZ
                                         360        417,973.42          1
                                       5.875          2,475.00         80
                                       5.625          2,475.00
    VERNON HILLS     IL   60061          1            03/31/04         00
    0437733934                           05           05/01/04          0
    1751619                              O            04/01/34
    0


    9266126          196/G01             F          400,000.00         ZZ
                                         360        399,572.37          1
                                       5.625          2,302.63         72
                                       5.375          2,302.63
    RICHMOND         VA   23233          1            03/04/04         00
    0437732753                           03           05/01/04          0
    1752001                              O            04/01/34
    0


    9266134          196/G01             F          364,000.00         ZZ
                                         360        363,628.88          1
                                       5.875          2,153.20         80
                                       5.625          2,153.20
    ANTIOCH          CA   94531          5            03/04/04         00
    0437729858                           05           05/01/04          0
    1752929                              O            04/01/34
    0


    9266142          196/G01             F          454,000.00         ZZ
                                         360        453,525.99          1
1


                                       5.750          2,649.43         80
                                       5.500          2,649.43
    DALTON           GA   30720          4            04/01/04         00
    0437710569                           03           05/01/04          0
    1717767                              O            04/01/34
    0


    9266146          196/G01             F          462,400.00         ZZ
                                         360        461,905.66          1
                                       5.625          2,661.84         80
                                       5.375          2,661.84
    MONTEREY PARK    CA   91755          1            03/10/04         00
    0437710965                           05           05/01/04          0
    1727093                              O            04/01/34
    0


    9266148          196/G01             F          530,000.00         ZZ
                                         360        529,459.63          1
                                       5.875          3,135.16         45
                                       5.625          3,135.16
    ARLINGTON        VA   22207          5            03/17/04         00
    0437737752                           05           05/01/04          0
    1731641                              O            04/01/34
    0


    9266152          196/G01             F          371,920.00         ZZ
                                         360        371,512.90          1
                                       5.500          2,111.73         80
                                       5.250          2,111.73
    BETHESDA         MD   20817          1            03/15/04         00
    0437738560                           09           05/01/04          0
    1732448                              O            04/01/34
    0


    9266154          196/G01             F          452,000.00         ZZ
                                         360        451,539.16          1
                                       5.875          2,673.76         80
                                       5.625          2,673.76
    BLOOMFIELD TOWN  MI   48301          1            03/17/04         00
    0437710759                           05           05/01/04          0
    1733606                              O            04/01/34
    0


    9266302          Y21/G01             F          645,000.00         ZZ
                                         360        644,294.01          1
                                       5.500          3,662.24         62
                                       5.250          3,662.24
    PORTLAND         OR   97219          2            03/23/04         00
    0437677966                           05           05/01/04          0
1


    204180511                            O            04/01/34
    0


    9266394          Y21/G01             F          488,000.00         ZZ
                                         360        487,453.17          1
                                       5.375          2,732.66         77
                                       5.125          2,732.66
    GREENSBORO       GA   30642          4            03/25/04         00
    0437677321                           03           05/01/04          0
    204176638                            O            04/01/34
    0


    9266418          Y21/G01             F          500,000.00         ZZ
                                         360        499,477.96          1
                                       5.750          2,917.87         65
                                       5.500          2,917.87
    EXCELSIOR        MN   55331          5            03/17/04         00
    0437674989                           03           05/01/04          0
    204167884                            O            04/01/34
    0


    9266422          Y21/G01             F          474,000.00         ZZ
                                         360        473,493.26          1
                                       5.625          2,728.62         73
                                       5.375          2,728.62
    CAMAS            WA   98607          2            03/22/04         00
    0437677552                           05           05/01/04          0
    204153166                            O            04/01/34
    0


    9266424          Y21/G01             F          552,000.00         ZZ
                                         360        551,409.87          1
                                       5.625          3,177.63         51
                                       5.375          3,177.63
    GOLETA           CA   93117          2            03/17/04         00
    0437677727                           05           05/01/04          0
    204170931                            O            04/01/34
    0


    9266446          Y21/G01             F          400,000.00         ZZ
                                         360        399,572.37          1
                                       5.625          2,302.63         71
                                       5.375          2,302.63
    RAMSEY BOROUGH   NJ   07446          1            03/12/04         00
    0437668460                           05           05/01/04          0
    204130557                            O            04/01/34
    0


1


    9266456          Y21/G01             F          408,000.00         ZZ
                                         360        407,563.82          1
                                       5.625          2,348.68         80
                                       5.375          2,348.68
    CAMARILLO        CA   93010          1            03/18/04         00
    0437676216                           05           05/01/04          0
    204111404                            O            04/01/34
    0


    9267554          696/G01             F          546,000.00         ZZ
                                         360        545,416.30          1
                                       5.625          3,143.08         79
                                       5.375          3,143.08
    SILVER SPRING    MD   20905          2            03/19/04         00
    0437666985                           05           05/01/04          0
    32904056                             O            04/01/34
    0


    9267582          H58/G01             F          393,500.00         ZZ
                                         360        393,098.81          1
                                       5.875          2,327.70         80
                                       5.625          2,327.70
    DISCOVERY BAY    CA   94514          1            03/12/04         00
    0437696875                           03           05/01/04          0
    0000218922                           O            04/01/34
    0


    9267596          696/G01             F          520,800.00         ZZ
                                         360        520,243.23          1
                                       5.625          2,998.02         80
                                       5.375          2,998.02
    WASHINGTON       DC   20003          1            03/29/04         00
    0437662174                           07           05/01/04          0
    31204072                             O            04/01/34
    0


    9267704          H58/G01             F          411,000.00         ZZ
                                         360        410,580.97          1
                                       5.875          2,431.22         69
                                       5.625          2,431.22
    FREMONT          CA   94536          2            03/15/04         00
    0437688468                           05           05/01/04          0
    218036                               O            04/01/34
    0


    9267750          H58/G01             F          456,700.00         ZZ
                                         360        456,223.17          1
                                       5.750          2,665.18         67
                                       5.500          2,665.18
1


    SAN FRANCISCO    CA   94127          2            03/08/04         00
    0437687395                           05           05/01/04          0
    216176                               O            04/01/34
    0


    9267766          H58/G01             F          368,000.00         ZZ
                                         360        367,597.21          1
                                       5.500          2,089.46         70
                                       5.250          2,089.46
    MISSION VIEJO    CA   92691          1            03/18/04         00
    0437693351                           05           05/01/04          0
    0000218133                           O            04/01/34
    0


    9267890          H58/G01             F          403,000.00         ZZ
                                         360        402,558.89          1
                                       5.500          2,288.19         52
                                       5.250          2,288.19
    SANTA CRUZ       CA   95065          5            03/23/04         00
    0437686603                           05           05/01/04          0
    0000220431                           O            04/01/34
    0


    9268336          H58/G01             F          210,000.00         ZZ
                                         360        209,780.75          1
                                       5.750          1,225.50         74
                                       5.500          1,225.50
    OREGON CITY      OR   97045          2            03/09/04         00
    0437688302                           05           05/01/04          0
    0000218007                           O            04/01/34
    0


    9268982          E22/G01             F          385,000.00         ZZ
                                         360        384,588.41          1
                                       5.625          2,216.28         58
                                       5.375          2,216.28
    SAN CLEMENTE     CA   92672          2            03/29/04         00
    0420378333                           05           05/01/04          0
    0420378333                           O            04/01/34
    0


    9269038          E22/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       5.500          2,384.71         80
                                       5.250          2,384.71
    VENTURA          CA   93001          1            03/30/04         00
    0420345092                           05           06/01/04          0
    0420345092                           O            05/01/34
    0
1




    9269056          E82/G01             F          496,900.00         ZZ
                                         360        496,900.00          1
                                       5.625          2,860.44         79
                                       5.375          2,860.44
    PHILADELPHIA     PA   19106          2            04/01/04         00
    0400967105                           05           06/01/04          0
    0400967105                           O            05/01/34
    0


    9269112          X51/G01             F          421,000.00         ZZ
                                         360        421,000.00          1
                                       5.625          2,423.51         56
                                       5.375          2,423.51
    FULLERTON        CA   92832          5            04/02/04         00
    0437668007                           05           06/01/04          0
    0040317007                           O            05/01/34
    0


    9269120          E22/G01             F          425,000.00         ZZ
                                         360        425,000.00          1
                                       5.750          2,480.18         57
                                       5.500          2,480.18
    SANTA BARBARA    CA   93111          5            03/26/04         00
    0420307720                           05           06/01/04          0
    0420307720                           O            05/01/34
    0


    9269222          E22/G01             F          389,000.00         ZZ
                                         360        389,000.00          1
                                       5.625          2,239.30         73
                                       5.375          2,239.30
    MAPLE VALLEY     WA   98038          2            03/31/04         00
    0420250011                           05           06/01/04          0
    0420250011                           O            05/01/34
    0


    9269310          E22/G01             F          498,000.00         ZZ
                                         360        498,000.00          1
                                       5.625          2,866.77         77
                                       5.375          2,866.77
    LOUISVILLE       KY   40245          2            03/31/04         00
    0420221806                           05           06/01/04          0
    0420221806                           O            05/01/34
    0


    9269484          E22/G01             F          570,000.00         ZZ
                                         360        569,390.64          1
1


                                       5.625          3,281.24         60
                                       5.375          3,281.24
    ISLE OF PALMS    SC   29451          5            04/01/04         00
    0420121386                           03           05/01/04          0
    0420121386                           O            04/01/34
    0


    9269490          H58/G01             F          644,000.00         ZZ
                                         360        643,295.11          1
                                       5.500          3,656.56         70
                                       5.250          3,656.56
    GRANITE BAY      CA   95746          5            03/23/04         00
    0437687411                           03           05/01/04          0
    0000222152                           O            04/01/34
    0


    9269652          H58/G01             F          390,000.00         ZZ
                                         360        389,583.07          1
                                       5.625          2,245.06         70
                                       5.375          2,245.06
    SAN JOSE         CA   95126          1            03/18/04         00
    0437674328                           01           05/01/04          0
    0000215982                           O            04/01/34
    0


    9269692          H58/G01             F          367,200.00         ZZ
                                         360        366,807.44          1
                                       5.625          2,113.81         80
                                       5.375          2,113.81
    GROVER BEACH     CA   93433          1            03/16/04         00
    0437689672                           05           05/01/04          0
    0000220759                           O            04/01/34
    0


    9271110          X64/G01             F          188,100.00         ZZ
                                         360        187,894.11          1
                                       5.500          1,068.01         69
                                       5.250          1,068.01
    WEST BLOOMFIELD  MI   48324          2            03/25/04         00
    0437791213                           05           05/01/04          0
    0000021514                           O            04/01/34
    0


    9271540          E82/G01             F          399,500.00         ZZ
                                         360        399,500.00          1
                                       5.625          2,299.75         44
                                       5.375          2,299.75
    LAFAYETTE        CA   94549          2            04/02/04         00
    0400967659                           05           06/01/04          0
1


    0400967659                           O            05/01/34
    0


    9271552          E82/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       5.875          1,987.57         88
                                       5.625          1,987.57
    NORTH ATTLEBORO  MA   02760          2            04/02/04         04
    0400968368                           05           06/01/04         25
    0400968368                           O            05/01/34
    0


    9271554          E82/G01             F          570,000.00         ZZ
                                         360        570,000.00          1
                                       5.750          3,326.37         60
                                       5.500          3,326.37
    RANCHO PALOS VE  CA   90275          2            04/02/04         00
    0400968061                           05           06/01/04          0
    0400968061                           O            05/01/34
    0


    9271562          E82/G01             F          438,100.00         ZZ
                                         360        438,100.00          1
                                       5.875          2,591.53         63
                                       5.625          2,591.53
    LOS ANGELES      CA   90049          2            04/02/04         00
    0400962122                           05           06/01/04          0
    0400962122                           O            05/01/34
    0


    9271572          E82/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       5.625          2,158.71         63
                                       5.375          2,158.71
    MOUNTAINSIDE     NJ   07092          2            04/02/04         00
    0400967865                           05           06/01/04          0
    0400967865                           O            05/01/34
    0


    9271582          E82/G01             F          330,600.00         ZZ
                                         360        330,600.00          1
                                       5.625          1,903.12         80
                                       5.375          1,903.12
    FAIRFAX          VA   22032          2            04/05/04         00
    0400970513                           05           06/01/04          0
    0400970513                           O            05/01/34
    0


1


    9271818          E22/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
                                       5.875          1,330.96         68
                                       5.625          1,330.96
    BILLERICA        MA   01821          2            04/02/04         00
    0420023947                           05           06/01/04          0
    0420023947                           O            05/01/34
    0


    9272124          E22/G01             F          355,000.00         ZZ
                                         360        354,620.48          1
                                       5.625          2,043.58         53
                                       5.375          2,043.58
    CARLSBAD         CA   92009          5            03/29/04         00
    0420343915                           03           05/01/04          0
    0420343915                           O            04/01/34
    0


    9272356          E22/G01             F          565,000.00         ZZ
                                         360        565,000.00          1
                                       5.625          3,252.46         71
                                       5.375          3,252.46
    LOS ANGELES      CA   90077          2            03/30/04         00
    0420250425                           05           06/01/04          0
    0420250425                           O            05/01/34
    0


    9272436          E22/G01             F          566,500.00         ZZ
                                         360        565,894.38          1
                                       5.625          3,261.09         57
                                       5.375          3,261.09
    SAN RAFAEL       CA   94903          2            03/26/04         00
    420209892                            05           05/01/04          0
    0420209892                           O            04/01/34
    0


    9273452          696/G01             F          450,000.00         ZZ
                                         360        449,518.93          1
                                       5.625          2,590.45         60
                                       5.375          2,590.45
    BUMPASS          VA   23024          5            03/29/04         00
    0437668882                           05           05/01/04          0
    10004022                             O            04/01/34
    0


    9273468          313/G01             F          380,000.00         ZZ
                                         360        379,584.07          1
                                       5.500          2,157.60         59
                                       5.250          2,157.60
1


    SCOTTSDALE       AZ   85260          2            03/25/04         00
    0437687734                           05           05/01/04          0
    0010144061                           O            04/01/34
    0


    9274134          Y94/G01             F          416,000.00         ZZ
                                         360        415,555.27          1
                                       5.625          2,394.73         58
                                       5.375          2,394.73
    SANTA BARBARA    CA   93110          2            03/24/04         00
    0437712615                           05           05/01/04          0
    0000010482                           O            04/01/34
    0


    9274454          P34/G01             F           59,350.00         ZZ
                                         360         59,293.68          1
                                       6.250            365.43         41
                                       6.000            365.43
    HUGUENOT         NY   12746          5            03/19/04         00
    0437685159                           05           05/01/04          0
    17021                                O            04/01/34
    0


    9274566          X89/G01             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       5.750          2,188.40         54
                                       5.500          2,188.40
    YORBA LINDA      CA   92886          5            04/01/04         00
    0437730112                           05           06/01/04          0
    2038259                              O            05/01/34
    0


    9274766          E82/G01             F          232,500.00         ZZ
                                         360        232,500.00          1
                                       5.750          1,356.81         49
                                       5.500          1,356.81
    CAPE ELIZABETH   ME   04107          2            04/07/04         00
    0400955514                           05           06/01/04          0
    0400955514                           O            05/01/34
    0


    9274768          E82/G01             F          187,500.00         ZZ
                                         360        187,500.00          1
                                       5.875          1,109.13         75
                                       5.625          1,109.13
    LISLE            IL   60532          5            04/07/04         00
    0400968780                           05           06/01/04          0
    0400968780                           O            05/01/34
    0
1




    9274770          E82/G01             F          452,200.00         ZZ
                                         360        452,200.00          1
                                       5.750          2,638.92         79
                                       5.500          2,638.92
    CLARKSVILLE      MD   21029          2            04/03/04         00
    0400969424                           05           06/01/04          0
    0400969424                           O            05/01/34
    0


    9274778          E82/G01             F          599,600.00         ZZ
                                         360        599,600.00          1
                                       5.625          3,451.64         69
                                       5.375          3,451.64
    HOLLAND          OH   43528          2            04/07/04         00
    0400968681                           05           06/01/04          0
    0400968681                           O            05/01/34
    0


    9274818          E22/G01             F          352,000.00         ZZ
                                         360        352,000.00          1
                                       5.625          2,026.31         80
                                       5.375          2,026.31
    HESPERUS         CO   81326          1            04/08/04         00
    0419831920                           05           06/01/04          0
    0419831920                           O            05/01/34
    0


    9274880          E22/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
                                       5.500          3,633.85         80
                                       5.250          3,633.85
    ANAHEIM          CA   92807          1            04/01/04         00
    0420172256                           03           06/01/04          0
    0420172256                           O            05/01/34
    0


    9274886          E22/G01             F          132,800.00         ZZ
                                         360        132,658.03          1
                                       5.625            764.47         80
                                       5.375            764.47
    WILMINGTON       NC   28411          2            04/02/04         00
    0420195240                           05           05/01/04          0
    0420195240                           O            04/01/34
    0


    9274990          E22/G01             F          591,200.00         ZZ
                                         360        590,582.75          1
1


                                       5.750          3,450.08         80
                                       5.500          3,450.08
    ALEXANDRIA       VA   22310          2            04/02/04         00
    0420265225                           05           05/01/04          0
    0420265225                           O            04/01/34
    0


    9275058          E22/G01             F          399,900.00         TX
                                         360        399,900.00          1
                                       5.500          2,270.59         70
                                       5.250          2,270.59
    DALLAS           TX   75228          5            04/03/04         00
    0420333122                           05           06/01/04          0
    0420333122                           O            05/01/34
    0


    9275210          E33/G01             F          479,000.00         ZZ
                                         360        479,000.00          1
                                       5.500          2,719.71         65
                                       5.250          2,719.71
    GLENVIEW         IL   60025          2            04/05/04         00
    0437704810                           05           06/01/04          0
    75515                                O            05/01/34
    0


    9275334          714/G01             F          535,000.00         ZZ
                                         360        534,428.05          1
                                       5.625          3,079.76         80
                                       5.375          3,079.76
    MEQUON           WI   53092          2            03/26/04         00
    0437768088                           01           05/01/04          0
    840613                               O            04/01/34
    0


    9275372          L86/G01             F          395,000.00         ZZ
                                         360        394,577.72          1
                                       5.625          2,273.84         70
                                       5.375          2,273.84
    LOS ANGELES      CA   91403          2            03/31/04         00
    0437710072                           05           05/01/04          0
    10002279                             O            04/01/34
    0


    9275848          E65/G01             F          390,640.00         ZZ
                                         360        390,222.39          1
                                       5.625          2,248.74         80
                                       5.375          2,248.74
    CANTON           MI   48187          1            03/18/04         00
    0437709793                           05           05/01/04          0
1


    266262                               O            04/01/34
    0


    9277722          X64/G01             F          494,300.00         ZZ
                                         360        493,758.96          1
                                       5.500          2,806.58         64
                                       5.250          2,806.58
    BIRMINGHAM       MI   48009          2            03/25/04         00
    0437695356                           05           05/01/04          0
    0000025291                           O            04/01/34
    0


    9279056          E82/G01             F          283,400.00         ZZ
                                         360        283,400.00          1
                                       5.625          1,631.41         58
                                       5.375          1,631.41
    LARKSPUR         CO   80118          2            04/08/04         00
    0400968673                           05           06/01/04          0
    0400968673                           O            05/01/34
    0


    9279066          E82/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
                                       5.750          1,715.70         58
                                       5.500          1,715.70
    HALLIEFORD       VA   23068          2            04/08/04         00
    0400963872                           05           06/01/04          0
    0400963872                           O            05/01/34
    0


    9279070          E82/G01             F          383,700.00         ZZ
                                         360        383,700.00          1
                                       5.625          2,208.79         48
                                       5.375          2,208.79
    NEW SMYRNA BEAC  FL   32169          2            04/05/04         00
    0400964755                           05           06/01/04          0
    0400964755                           O            05/01/34
    0


    9279172          E22/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       5.500          5,677.89         45
                                       5.250          5,677.89
    SURFSIDE         CA   90743          2            04/05/04         00
    0420247520                           03           06/01/04          0
    0420247520                           O            05/01/34
    0


1


    9279178          E22/G01             F          336,715.00         ZZ
                                         360        336,715.00          1
                                       5.625          1,938.32         65
                                       5.375          1,938.32
    GREENBRAE        CA   94904          2            04/02/04         00
    0420251043                           01           06/01/04          0
    0420251043                           O            05/01/34
    0


    9279186          E22/G01             F          415,000.00         ZZ
                                         360        415,000.00          1
                                       5.500          2,356.32         59
                                       5.250          2,356.32
    OAKLAND          CA   94611          2            04/02/04         00
    0420252090                           05           06/01/04          0
    0420252090                           O            05/01/34
    0


    9279334          E22/G01             F          530,000.00         ZZ
                                         360        530,000.00          1
                                       5.625          3,050.98         62
                                       5.375          3,050.98
    LYNNFIELD        MA   01940          1            04/09/04         00
    0419714548                           05           06/01/04          0
    0419714548                           O            05/01/34
    0


    9279356          E22/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       5.750            694.45         56
                                       5.500            694.45
    BAKERSFIELD      CA   93308          2            03/31/04         00
    0420181141                           05           06/01/04          0
    0420181141                           O            05/01/34
    0


    9279792          E22/G01             F          433,000.00         ZZ
                                         360        431,529.69          1
                                       5.625          2,492.59         62
                                       5.375          2,492.59
    SAN MATEO        CA   94401          2            03/24/04         00
    0420270944                           05           05/01/04          0
    0420270944                           O            04/01/34
    0


    9279806          E22/G01             F           93,600.00         ZZ
                                         360         93,600.00          1
                                       5.875            553.68         80
                                       5.625            553.68
1


    LEWISTOWN        PA   17044          2            04/05/04         00
    0420279887                           05           06/01/04          0
    0420279887                           O            05/01/34
    0


    9284462          B65/G01             F          373,000.00         ZZ
                                         360        373,000.00          1
                                       5.750          2,176.73         80
                                       5.500          2,176.73
    GALENA           OH   43021          2            04/08/04         00
    0437719743                           05           06/01/04          0
    847492                               O            05/01/34
    0


    9284486          U05/G01             F          464,750.00         ZZ
                                         360        464,750.00          1
                                       5.500          2,638.80         65
                                       5.250          2,638.80
    LOS ANGELES      CA   90066          1            04/01/04         00
    0437757511                           05           06/01/04          0
    3472130                              O            05/01/34
    0


    9284546          Y94/G01             F          623,000.00         ZZ
                                         360        622,318.09          1
                                       5.500          3,537.33         67
                                       5.250          3,537.33
    SAN MATEO        CA   94404          2            03/23/04         00
    0437768021                           05           05/01/04          0
    0000010318                           O            04/01/34
    0


    9284778          Y94/G01             F          491,000.00         ZZ
                                         360        491,000.00          1
                                       5.500          2,787.84         56
                                       5.250          2,787.84
    SOUTH SAN FRANC  CA   94080          2            04/01/04         00
    0437709520                           03           06/01/04          0
    0000010267                           O            05/01/34
    0


    9285132          Y44/G01             F          880,000.00         ZZ
                                         360        879,102.80          1
                                       5.875          5,205.53         55
                                       5.625          5,205.53
    GLENDORA         CA   91741          5            03/30/04         00
    0437771173                           03           05/01/04          0
    130679001                            O            04/01/34
    0
1




    9434960          E23/G01             F          469,000.00         ZZ
                                         360        469,000.00          1
                                       5.500          2,662.93         69
                                       5.250          2,662.93
    WINDSOR          CA   95492          2            04/05/04         00
    0437736846                           05           06/01/04          0
    62012528                             O            05/01/34
    0


    9434982          E23/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       5.625          3,741.77         77
                                       5.375          3,741.77
    CONCORD          CA   94521          2            04/01/04         00
    0437767395                           05           06/01/04          0
    61015796                             O            05/01/34
    0


    9435358          E23/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       5.500          5,677.89         39
                                       5.250          5,677.89
    LOS ANGELES      CA   90077          2            04/01/04         00
    0437723299                           05           06/01/04          0
    91001183                             O            05/01/34
    0


    9435504          E23/G01             F          530,000.00         ZZ
                                         360        530,000.00          1
                                       5.500          3,009.28         53
                                       5.250          3,009.28
    RANCHO CUCAMONG  CA   91737          5            04/08/04         00
    0437767304                           03           06/01/04          0
    51042677                             O            05/01/34
    0


    9435518          E23/G01             F          428,000.00         ZZ
                                         360        428,000.00          1
                                       5.625          2,463.81         80
                                       5.375          2,463.81
    PHOENIX          AZ   85018          1            04/12/04         00
    0437767387                           05           06/01/04          0
    41010393                             O            05/01/34
    0


    9435532          E23/G01             F          555,000.00         ZZ
                                         360        555,000.00          1
1


                                       5.625          3,194.89         60
                                       5.375          3,194.89
    PALOS VERDES PE  CA   90274          5            04/05/04         00
    0437732233                           05           06/01/04          0
    51042461                             O            05/01/34
    0


    9435534          E23/G01             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       5.625          2,935.85         77
                                       5.375          2,935.85
    SALINAS          CA   93901          2            04/08/04         00
    0437735079                           05           06/01/04          0
    63004077                             O            05/01/34
    0


    9436002          E23/G01             F          562,000.00         ZZ
                                         360        562,000.00          1
                                       5.500          3,190.97         69
                                       5.250          3,190.97
    RANCHO PALOS VE  CA   90275          2            04/08/04         00
    0437765860                           05           06/01/04          0
    51042688                             O            05/01/34
    0


    9436500          E23/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
                                       5.750          1,610.66         46
                                       5.500          1,610.66
    CARMEL VALLEY    CA   93924          2            04/01/04         00
    0437786155                           05           06/01/04          0
    63003969                             O            05/01/34
    0


    9436524          E23/G01             F          395,000.00         ZZ
                                         360        395,000.00          1
                                       5.500          2,242.77         67
                                       5.250          2,242.77
    SAN DIEGO        CA   92103          5            04/13/04         00
    0437775141                           01           06/01/04          0
    11027560                             O            05/01/34
    0


    9437152          E23/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       5.750          1,809.08         69
                                       5.500          1,809.08
    SANTA CLARA      CA   95054          2            03/31/04         00
    0437774565                           05           06/01/04          0
1


    61015618                             O            05/01/34
    0


    9437166          E23/G01             F          590,000.00         ZZ
                                         360        590,000.00          1
                                       5.625          3,396.37         70
                                       5.375          3,396.37
    YORBA LINDA      CA   92886          5            04/14/04         00
    0437773229                           05           06/01/04          0
    51042938                             O            05/01/34
    0


    9437396          E23/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       5.625          1,180.10         49
                                       5.375          1,180.10
    SAN MARCOS       CA   92069          5            04/13/04         00
    0437779663                           05           06/01/04          0
    11027741                             O            05/01/34
    0


    9437480          E23/G01             F          405,000.00         ZZ
                                         360        405,000.00          1
                                       5.750          2,363.47         70
                                       5.500          2,363.47
    FOUNTAIN VALLEY  CA   92708          5            04/20/04         00
    0437788292                           05           06/01/04          0
    51043094                             O            05/01/34
    0


    9437634          E23/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
                                       5.500          2,697.00         79
                                       5.250          2,697.00
    CLAREMONT        CA   91711          2            04/20/04         00
    0437783343                           05           06/01/04          0
    51042913                             O            05/01/34
    0


    9438366          E23/G01             F          376,500.00         ZZ
                                         360        376,500.00          1
                                       5.625          2,167.35         25
                                       5.375          2,167.35
    NEWPORT BEACH    CA   92660          2            04/08/04         00
    0437785751                           03           06/01/04          0
    51042757                             O            05/01/34
    0


1


    9438370          E23/G01             F          279,500.00         ZZ
                                         360        279,500.00          1
                                       5.625          1,608.96         79
                                       5.375          1,608.96
    ANAHEIM          CA   92806          1            04/08/04         00
    0437786189                           05           06/01/04          0
    51041455                             O            05/01/34
    0


    9438374          E23/G01             F          351,600.00         ZZ
                                         360        351,600.00          1
                                       5.625          2,024.01         58
                                       5.375          2,024.01
    CHINO HILLS      CA   91709          5            04/06/04         00
    0437787948                           03           06/01/04          0
    91001269                             O            05/01/34
    0


    9438860          E23/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
                                       5.625          3,166.11         62
                                       5.375          3,166.11
    TUSTIN           CA   92782          5            04/09/04         00
    0437789837                           03           06/01/04          0
    51043020                             O            05/01/34
    0


    9439074          E23/G01             F          396,750.00         T
                                         360        396,750.00          1
                                       5.875          2,346.93         75
                                       5.625          2,346.93
    TRUCKEE          CA   96161          1            04/22/04         00
    0437795750                           03           06/01/04          0
    63003957                             O            05/01/34
    0


    9439248          E23/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       5.750          2,684.44         68
                                       5.500          2,684.44
    ARCADIA          CA   91006          2            04/21/04         00
    0437805096                           03           06/01/04          0
    51043041                             O            05/01/34
    0
1



   TOTAL NUMBER OF LOANS   :        743

   TOTAL ORIGINAL BALANCE  :   322,507,965.40

   TOTAL PRINCIPAL BALANCE :   322,312,635.45

   TOTAL ORIGINAL P+I      :     1,858,295.78

   TOTAL CURRENT P+I       :     1,858,295.78


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                        EXHIBIT THREE
                                SCHEDULE OF DISCOUNT FRACTIONS
                                   (Available Upon Request)

                                  EXHIBIT FOUR

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
        Section 4.04;

               (v) the number and aggregate Stated Principal Balance of the Mortgage Loans and of the Group I Loans and Group II Loans determined separately after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the related Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
        (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) each Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such Distribution Date, the Pass- Through Rates with respect to the Adjustable Rate Certificates and Class A-V Certificates and each Subclass, if any, thereof;

               (xii) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xiv) the occurrence of either Credit Support Depletion Date;

               (xv) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvi) the related Senior Percentage for such Distribution Date;

               (xvii)  the  aggregate   amount  of  Realized   Losses  for  such
        Distribution Date;

               (xviii)the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The    Trustee's    internet    website    will    initially   be   located   at
http://www.jpmorgan.com/sfr. To receive this statement via first class mail, telephone the Trustee at (877) 722-1095.

                                  EXHIBIT FIVE

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF FEBRUARY 1, 2004



                                 EXECUTION COPY

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT




                          Dated as of February 1, 2004




                 Residential Funding Mortgage Securities I, Inc.




                       Mortgage Pass-Through Certificates



                                                 TABLE OF CONTENTS

                                                                                                               PAGE


                                                     ARTICLE I

                                                    DEFINITIONS
         Section 1.01      Definitions............................................................................1
         Section 1.02      Use of Words and Phrases..............................................................31

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES
         Section 2.01      Conveyance of Mortgage Loans..........................................................31
         Section 2.02      Acceptance by Trustee.................................................................37
         Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
                           Company...............................................................................38
         Section 2.04      Representations and Warranties of Sellers.............................................40
         Section 2.05      Execution and Authentication of Certificates/Issuance of Certificates
                           Evidencing Interests in REMIC I.......................................................42
         Section 2.06      Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                           Acceptance by the Trustee.............................................................42
         Section 2.07      Issuance of Certificates Evidencing Interests in REMIC II.............................42
         Section 2.08      Purposes and Powers of the Trust......................................................42

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS
         Section 3.01      Master Servicer to Act as Servicer....................................................43
         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;
                           Enforcement of Subservicers' and Sellers' Obligations.................................44
         Section 3.03      Successor Subservicers................................................................45
         Section 3.04      Liability of the Master Servicer......................................................46
         Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                           Certificateholders....................................................................46
         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.......................46
         Section 3.07      Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                           Account...............................................................................47
         Section 3.08      Subservicing Accounts; Servicing Accounts.............................................49
         Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage
                           Loans.................................................................................51
         Section 3.10      Permitted Withdrawals from the Custodial Account......................................51
         Section 3.11      Maintenance of the Primary Insurance Policies; Collections
                           Thereunder............................................................................53


                                                         i




         Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....................54
         Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification
                           Agreements; Certain Assignments.......................................................55
         Section 3.14      Realization Upon Defaulted Mortgage Loans.............................................57
         Section 3.15      Trustee to Cooperate; Release of Mortgage Files.......................................61
         Section 3.16      Servicing and Other Compensation; Compensating Interest...............................62
         Section 3.17      Reports to the Trustee and the Company................................................63
         Section 3.18      Annual Statement as to Compliance.....................................................63
         Section 3.19      Annual Independent Public Accountants' Servicing Report...............................64
         Section 3.20      Rights of the Company in Respect of the Master Servicer...............................64
         Section 3.21      Administration of Buydown Funds.......................................................64

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
         Section 4.01      Certificate Account...................................................................65
         Section 4.02      Distributions.........................................................................66
         Section 4.03      Statements to Certificateholders; Statements to Rating Agencies;
                           Exchange Act Reporting................................................................66
         Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the
                           Master Servicer.......................................................................68
         Section 4.05      Allocation of Realized Losses.........................................................69
         Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.........................69
         Section 4.07      Optional Purchase of Defaulted Mortgage Loans.........................................69
         Section 4.08      Surety Bond...........................................................................70

                                                     ARTICLE V

                                                 THE CERTIFICATES
         Section 5.01      The Certificates......................................................................70
         Section 5.02      Registration of Transfer and Exchange of Certificates.................................72
         Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.....................................78
         Section 5.04      Persons Deemed Owners.................................................................78
         Section 5.05      Appointment of Paying Agent...........................................................78

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER
         Section 6.01      Respective Liabilities of the Company and the Master Servicer.........................80
         Section 6.02      Merger or Consolidation of the Company or the Master Servicer; Assignment
                           of Rights and Delegation of Duties by Master Servicer.................................80
         Section 6.03      Limitation on Liability of the Company, the Master Servicer and
                           Others................................................................................81
         Section 6.04      Company and Master Servicer Not to Resign.............................................82




                                                        ii





                                                    ARTICLE VII

                                                      DEFAULT
         Section 7.01      Events of Default.....................................................................82
         Section 7.02      Trustee or Company to Act; Appointment of Successor...................................84
         Section 7.03      Notification to Certificateholders....................................................85
         Section 7.04      Waiver of Events of Default...........................................................85

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE
         Section 8.01      Duties of Trustee.....................................................................86
         Section 8.02      Certain Matters Affecting the Trustee.................................................87
         Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.................................89
         Section 8.04      Trustee May Own Certificates..........................................................89
         Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification...................89
         Section 8.06      Eligibility Requirements for Trustee..................................................90
         Section 8.07      Resignation and Removal of the Trustee................................................91
         Section 8.08      Successor Trustee.....................................................................92
         Section 8.09      Merger or Consolidation of Trustee....................................................92
         Section 8.10      Appointment of Co-Trustee or Separate Trustee.........................................92
         Section 8.11      Appointment of Custodians.............................................................93
         Section 8.12      Appointment of Office or Agency.......................................................94

                                                    ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
         Section 9.01      Optional Purchase by the Master Servicer of All Certificates; Termination
                           Upon Purchase by the Master Servicer or Liquidation of All Mortgage
                           Loans.................................................................................94
         Section 9.02      Additional Termination Requirements...................................................97
         Section 9.03      Termination of Multiple REMICs........................................................98

                                                     ARTICLE X

                                                 REMIC PROVISIONS
         Section 10.01     REMIC Administration..................................................................98
         Section 10.02     Master Servicer, REMIC Administrator and Trustee Indemnification.....................102
         Section 10.03     Designation of REMIC(s)..............................................................102

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
         Section 11.01     Amendment............................................................................103
         Section 11.02     Recordation of Agreement; Counterparts...............................................105


                                                        iii




         Section 11.03     Limitation on Rights of Certificateholders...........................................106
         Section 11.04     Governing Law........................................................................106
         Section 11.05     Notices..............................................................................106
         Section 11.06     Required Notices to Rating Agency and Subservicer....................................107
         Section 11.07     Severability of Provisions...........................................................107
         Section 11.08     Supplemental Provisions for Resecuritization.........................................108
         Section 11.09     Allocation of Voting Rights..........................................................108


EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Seller/Servicer Contract
Exhibit F:        Forms of Request for Release
Exhibit G-1:      Form of Transfer Affidavit and Agreement
Exhibit G-2:      Form of Transferor Certificate
Exhibit H:        Form of Investor Representation Letter
Exhibit I:        Form of Transferor Representation Letter
Exhibit J:        Form of Rule 144A Investment Representation Letter
Exhibit K:        Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                  11.01(e) for a Limited Guaranty
Exhibit L:        Form of Limited Guaranty
Exhibit M:        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:        Request for Exchange Form
Exhibit O:        Form of Form 10-K Certification
Exhibit P:        Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:        Information to be Provided by the Master Servicer to the Rating Agencies Relating
                  to Reportable Modified Mortgage Loans


         This is the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS
         Section 1.01      Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.
         --------------------------

         Accrual Certificates:  As defined in the Series Supplement.
         --------------------

         Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

                  Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

         Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity
         -----
Corporation).

         Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
         ---------------

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

         Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Insurer: As defined in the Series Supplement.
         -------------------

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

         (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

         Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

         Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

         Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

         Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

         Commission: The Securities and Exchange Commission.

         Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

         Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

         Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

         Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

         Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.
         ---------

         Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date:  As defined in the Series Supplement.
         ------------------

         Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.
         --------------------------

         Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act: The Securities and Exchange Act of 1934, as amended.

         Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

         (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

         (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

         (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

         (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         Fannie  Mae:  Federal  National  Mortgage   Association,   a  federally
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
         ----

         Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Fitch:  Fitch, Inc. or its successor in interest.
         -----

         Form 10-K Certification: As defined in Section 4.03(e).

         Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

         Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

         Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

         Interim Certification:  As defined in Section 2.02.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

         Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

         Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

         Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)  System:  The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.
         ----------------------

         Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

         Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

         Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note.
         ---------

         Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

         Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

         Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

         Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.
         -----------------

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase  agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

         Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

         Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

         Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

         Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

         Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

         Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

         Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

         Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

         Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

         (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

         (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

         (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

         (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

         (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):
         -------------

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

          (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a

                  Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

         REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

         Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

         Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

         Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

         Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

         (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

         (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

         (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

         (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

         (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

         (i)      that  any  scheduled   reduction  to  the  Senior  Accelerated
                  Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the  outstanding  principal  balance of the Mortgage
         Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                  (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage:  As defined in the Series Supplement.

         Senior  Support   Certificate:   A  Senior  Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

         Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

         Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, in accordance with Section 3.07(a).

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan is increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

         Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

         Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

         Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

         Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  The segregated pool of assets consisting of:

         (i)      the  Mortgage  Loans  and  the  related   Mortgage  Files  and
                  collateral securing such Mortgage Loans,

         (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-Off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

         (iii)    property  that  secured  a  Mortgage  Loan  and  that has been
                  acquired  for  the  benefit  of  the   Certificateholders   by
                  foreclosure or deed in lieu of foreclosure,

         (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

         (v)      the Initial Monthly Payment Fund, and

         (vi)     all proceeds of clauses (i) through (v) above.

         Underwriter:  As defined in the Series Supplement.
         -----------

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

         Section 1.02      Use of Words and Phrases.

         "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01      Conveyance of Mortgage Loans.

         (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any. The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

         (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                           (i) The  original  Mortgage  Note,  endorsed  without
                  recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                           (ii) The  original  Mortgage,  noting the presence of
                  the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                           (iii) Unless the Mortgage  Loan is  registered on the
                  MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                           (iv) The original recorded  assignment or assignments
                  of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                           (v) The  original  of each  modification,  assumption
                  agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

                  and (II) with respect to each Cooperative Loan so assigned:

                           (i) The  original  Mortgage  Note,  endorsed  without
                  recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                           (ii) A counterpart of the  Cooperative  Lease and the
                  Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                           (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                           (iv)  The  original  recognition   agreement  by  the
                  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                           (v) The Security Agreement;

                           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                           (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                           (viii) An executed  assignment of the interest of the
                  originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                           (ix) The  original of each  modification,  assumption
                  agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                           (x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

         (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections 2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business

Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

         (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

         (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

         (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

         Section 2.02      Acceptance by Trustee.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

         (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                           (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                           (ii) The execution and delivery of this  Agreement by
                  the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                           (iii) This  Agreement,  assuming  due  authorization,
                  execution  and  delivery  by  the  Trustee  and  the  Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                           (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                           (v) No  litigation  is pending or, to the best of the
                  Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                           (vi) The Master  Servicer will comply in all material
                  respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                           (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                           (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
                  Section 3.02; and

                           (ix) The Master  Servicer is a member of MERS in good
                  standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

         Section 2.04      Representations and Warranties of Sellers.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

          Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

                  As provided in Section 2.05 of the Series Supplement.


          Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

                  As provided in Section 2.06 of the Series Supplement.

         Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

                  As provided in Section 2.07 of the Series Supplement.


         Section 2.08      Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

         (a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

         (b) to enter into and perform its obligations under this Agreement;

         (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.

         (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to
Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer
(i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

         (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02  Subservicing  Agreements  Between  Master  Servicer  and
               Subservicers;   Enforcement   of   Subservicers'   and   Sellers'
               Obligations.

         (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

         Section 3.03      Successor Subservicers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04      Liability of the Master Servicer.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

         (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

         (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                           (i) All payments on account of  principal,  including
                  Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                           (ii) All  payments  on  account  of  interest  at the
                  Adjusted  Mortgage  Rate  on  the  Mortgage  Loans,  including
                  Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                           (iii) Insurance Proceeds,  Subsequent  Recoveries and
                  Liquidation Proceeds (net of any related expenses of the Subservicer);

                           (iv) All  proceeds of any  Mortgage  Loans  purchased
                  pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section
                  2.03 or 2.04;

                           (v) Any amounts required to be deposited  pursuant to
                  Section 3.07(c) or 3.21;

                           (vi) All  amounts  transferred  from the  Certificate
                  Account to the Custodial Account in accordance with Section 4.02(a);

                           (vii) Any  amounts  realized by the  Subservicer  and
                  received by the Master Servicer in respect of any Additional Collateral; and

                           (viii) Any amounts received by the Master Servicer in
                  respect of Pledged Assets.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available

Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

         (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08      Subservicing Accounts; Servicing Accounts.
                           -----------------------------------------

         (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

         (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

         (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

         If  compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10      Permitted Withdrawals from the Custodial Account.

         (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                           (i) to make deposits into the Certificate  Account in
                  the amounts and in the manner provided for in Section 4.01;

                           (ii) to reimburse  itself or the related  Subservicer
                  for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                           (iii) to pay to itself or the related Subservicer (if
                  not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                           (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                           (v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

                           (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                           (vii) to reimburse itself or the related  Subservicer
                  for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to
                  Section 4.02(a);

                           (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01
                  or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                           (ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or
                  (viii) above; and

                           (x) to withdraw any amount deposited in the Custodial
                  Account that was not required to be deposited therein pursuant to Section 3.07.

         (b) Since,  in connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage

Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section  3.11   Maintenance   of  the  Primary   Insurance   Policies;
               Collections Thereunder.

         (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related

Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related

Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

         (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

         (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                           (i) the Master  Servicer shall not be deemed to be in
                  default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                           (ii) if the  Master  Servicer  determines  that it is
                  reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the

Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute
"contributions"  after the start-up date under the REMIC Provisions.  The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage
Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14      Realization Upon Defaulted Mortgage Loans.
                           -----------------------------------------

         (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section

3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

         In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

         For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

         Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

         Section 3.15      Trustee to Cooperate; Release of Mortgage Files.
                           -----------------------------------------------

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

         (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16 Servicing and Other Compensation; Compensating Interest.

         (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

         (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

         (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

         Section 3.17      Reports to the Trustee and the Company.
                           --------------------------------------

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.18      Annual Statement as to Compliance.

         The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19 Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.20 Rights of the Company in Respect of the Master Servicer.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21      Administration of Buydown Funds.

         (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage

Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

         (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01      Certificate Account.

         (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

         (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate

Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to
Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

         Section 4.02      Distributions.

         As provided in Section 4.02 of the Series Supplement.

          Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

         (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

         (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

         (d) Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         (e) The Trustee will make the reports referred to in Section 4.03(a) (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, any Certificate Insurer and other parties to the Agreement via the Trustee's website, which can be obtained by calling (877) 722-1095. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (877) 722-1095. The Trustee shall have the right to change the way the reports referred to in Section 4.03(a) are distributed in order to make such distribution more convenient and/or more accessible to the above parties, to the Certificateholders and to any Certificate Insurer. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

         (f) The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (f) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

         Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

         (a) Prior to the  close of  business  on the  Determination  Date,  the
Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The  Trustee  shall  deposit  all funds it  receives  pursuant  to this
Section 4.04 into the Certificate Account.

         Section 4.05      Allocation of Realized Losses.

         As provided in Section 4.05 of the Series Supplement.

          Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07      Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

         Section 4.08      Surety Bond.

         (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

         (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                                     ARTICLE V

                                                 THE CERTIFICATES

         Section 5.01      The Certificates.

         (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such

Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If  (i)(A)  the  Company  advises  the  Trustee  in  writing  that  the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and
(iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The

Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

         Section 5.02   Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                           (ii) Any Transferee of a Class M Certificate  will be
                  deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
                  (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
                  (November  13,  2000),  and PTE 2002-41,  67 Fed.  Reg.  54487
                  (August  22,  2002)  (the  "RFC   Exemption"),   and  that  it
                  understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                           (iii) (A) If any Class M Certificate (or any interest
                  therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                                    (B) Any  purported  Certificate  Owner whose
                           acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                                    (A) Each  Person  holding or  acquiring  any
                           Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                           of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                                    (C)   Notwithstanding   the  delivery  of  a
                           Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                                    (D) Each  Person  holding or  acquiring  any
                           Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                                    (E) Each  Person  holding  or  acquiring  an
                           Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                           (ii) The Trustee  will  register  the Transfer of any
                  Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United

                  States Persons and Disqualified  Organizations  (as defined in
                  Section 860E(e)(5) of the Code) are prohibited.

                           (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                           a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                           (iv) The Master  Servicer,  on behalf of the Trustee,
                  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a
                  Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                           (v) The provisions of this Section  5.02(f) set forth
                  prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                                    (A)  written  notification  from each Rating
                           Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                                    (B)   subject   to  Section   10.01(f),   an
                           Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.
                           -------------------------------------------------

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04      Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05      Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                                    ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

          Section 6.01 Respective Liabilities of the Company and the Master Servicer.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

         (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

         Section 6.04      Company and Master Servicer Not to Resign.
                           -----------------------------------------

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                                    ARTICLE VII

                                                      DEFAULT

         Section 7.01      Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) the Master  Servicer  shall fail to distribute or
                  cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                           (ii) the  Master  Servicer  shall  fail to observe or
                  perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                           (iii) a  decree  or order  of a court  or  agency  or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                           (v) the Master  Servicer  shall  admit in writing its
                  inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                           (vi) the Master  Servicer  shall  notify the  Trustee
                  pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

         Section 7.02      Trustee or Company to Act; Appointment of Successor.
                           ---------------------------------------------------

         (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The
Servicing  Fee for any  successor  Master  Servicer  appointed  pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03      Notification to Certificateholders.
                           ----------------------------------

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04      Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

         Section 8.01      Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i) Prior to the  occurrence  of an Event of Default,
                  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the

                    Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                           (ii) The Trustee shall not be  personally  liable for
                  an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) The Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                           (iv) The Trustee shall not be charged with  knowledge
                  of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of
                  Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                           (v) Except to the extent provided in Section 7.02, no
                  provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02      Certain Matters Affecting the Trustee.
                           -------------------------------------

         (a) Except as otherwise provided in Section 8.01:

                           (i) The  Trustee may rely and shall be  protected  in
                  acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) The  Trustee may  consult  with  counsel and any
                  Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                           (iii) The  Trustee  shall be under no  obligation  to
                  exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                           (iv) The Trustee shall not be  personally  liable for
                  any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v) Prior to the  occurrence  of an Event of  Default
                  hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                           (vi) The  Trustee  may  execute  any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                           (vii) To the extent authorized under the Code and the
                  regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03    Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04      Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

         (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in
Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

                           (i) with respect to any such claim, the Trustee shall
                  have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                           (ii) while maintaining  control over its own defense,
                  the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                           (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

         No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

         Section 8.06      Eligibility Requirements for Trustee.
                           ------------------------------------

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07      Resignation and Removal of the Trustee.
                           --------------------------------------

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

         Section 8.08      Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09      Merger or Consolidation of Trustee.
                           ----------------------------------

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10      Appointment of Co-Trustee or Separate Trustee.
                           ---------------------------------------------

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11      Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial

Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

         Section 8.12      Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

         Section 9.01 Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

         (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                           (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                           (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master
                  Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

         The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

         (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                           (i) the  anticipated  Final  Distribution  Date  upon
                  which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

                           (ii) the amount of any such final payment,  or in the
                  case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

                           (iii) that the Record Date  otherwise  applicable  to
                  such Distribution Date is not applicable, or in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If   the   Master   Servicer   is   obligated   to   give   notice   to
Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the
Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection (c) below.

         (c) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates and otherwise, in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Nothwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

         (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         (e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

         Section 9.02      Additional Termination Requirements.
                           -----------------------------------

         (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                           (i) The  Master  Servicer  shall  establish  a 90-day
                  liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under
                  Section 860F of the Code and regulations thereunder;

                           (ii) The Master  Servicer shall notify the Trustee at
                  the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                           (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

         Section 9.03      Termination of Multiple REMICs.

         If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01     REMIC Administration.

         (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

         (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master

Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section
860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j)  Neither the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

         (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

         (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02  Master  Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this
Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

         Section 10.03     Designation of REMIC(s).

         As provided in Section 10.03 of the Series Supplement.


                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

         Section 11.01     Amendment.

         (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                           (i) to cure any ambiguity,

                           (ii) to correct or supplement any  provisions  herein
                  or  therein,   which  may  be  inconsistent   with  any  other
                  provisions herein or therein or to correct any error,

                           (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                           (iv) to change the timing  and/or  nature of deposits
                  into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                           (v) to modify,  eliminate or add to the provisions of
                  Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                           (vi) to make any other  provisions  with  respect  to
                  matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

                           (vii) to amend any  provision  herein or therein that
                  is not material to any of the Certificateholders.

         (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                           (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                           (ii) reduce the aforesaid  percentage of Certificates
                  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 11.02     Recordation of Agreement; Counterparts.
                           --------------------------------------

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03     Limitation on Rights of Certificateholders.
                           ------------------------------------------

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04     Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05     Notices.

         As provided in Section 11.05 of the Series Supplement.

         Section 11.06     Required Notices to Rating Agency and Subservicer.
                           -------------------------------------------------

         The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

         (a) a material change or amendment to this Agreement,

         (b) the occurrence of an Event of Default,

         (c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

         (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
3.12 or the cancellation or modification of coverage under any such instrument,

         (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

         (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

         (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

         (i) the occurrence of the Final Distribution Date, and

         (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

         Section 11.07     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08     Supplemental Provisions for Resecuritization.
                           --------------------------------------------

         This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

         Section 11.09     Allocation of Voting Rights.

                  As provided in Section 11.09 of the Series Supplement.

                                    EXHIBIT A

       FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
                    AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]




Certificate No. [____]                                    [____]% [Adjustable] [Variable] Pass-Through
                                                          Rate [based on a Notional Amount]
Class [A-___] Senior                                      Percentage Interest: ____%
Date of Pooling and Servicing Agreement and               Aggregate Initial [Certificate Principal
Cut-off Date:                                             Balance] [Interest Only/Class A-V] [Notional
[______________]                                          Amount] [Subclass Notional Amount] of the
                                                          Class [A-___] Certificates: $________
First Distribution Date:                                  [Initial] [Certificate Principal Balance]
[______________]                                          [Interest Only/Class A-V] [Subclass] [Notional
                                                          Amount]     of    this
Certificate:
                                                          $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[--------------]                                          [--------------]


                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                                  SERIES ________

                  evidencing a percentage interest in the distributions allocable To the Class [A-___] certificates with respect to a trust fund Consisting primarily of a pool of conventional one- to Four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this certificate nor the underlying mortgage loans are guaranteed or insured by any governmental agency or instrumentality or by residential funding mortgage securities I, inc., the master servicer, the trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the company, the master servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the certificates.

         This certifies that is the registered owner of the percentage interest evidenced by this certificate [(obtained by dividing the [initial certificate principal balance] [initial [interest only/Class A-v] notional amount] of this certificate by the aggregate [initial certificate principal balance of all Class A- certificates] [initial [interest only/Class A-v] notional amounts of all [interest only/Class

A-v] certificates], both as specified above)] in certain distributions with respect to the trust fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "mortgage loans"), formed and sold by residential funding mortgage securities I, inc. (Hereinafter called the "company," which term includes any successor entity under the agreement referred to below). The trust fund was created pursuant to a series supplement, dated as specified above, to the standard terms of pooling and servicing agreement dated as of ________________ (together, the "pooling and servicing agreement" or the "agreement") among the company, the master servicer and _______________, as trustee (the "trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the agreement. This certificate is issued under and is subject to the terms, provisions and conditions of the agreement, to which agreement the holder of this certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         Pursuant to the terms of the agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a business day, the business day immediately following (the "distribution date"), commencing as described in the agreement, to the person in whose name this certificate is registered at the close of business on the last day (or if such last day is not a business day, the business day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "record date"), from the available distribution amount in an amount equal to the product of the percentage interest evidenced by this certificate and the amount [(of interest and principal, if any)] required to be distributed to holders of Class A-certificates on such distribution date. [the [interest only/Class A-v] notional amount of the [interest only/Class A-v] certificates as of any date of determination is equal to the aggregate stated principal balance of the mortgage loans corresponding to the uncertificated remic regular interests represented by such [interest only/Class A-v] certificates.]

         Distributions on this certificate will be made either by the master servicer acting on behalf of the trustee or by a paying agent appointed by the trustee in immediately available funds (by wire transfer or otherwise) for the account of the person entitled thereto if such person shall have so notified the master servicer or such paying agent, or by check mailed to the address of the person entitled thereto, as such name and address shall appear on the certificate register.

         Notwithstanding the above, the final distribution on this certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this certificate at the office or agency appointed by the trustee for that purpose in the city and state of New York. The [initial certificate principal balance] [initial [interest only/Class A-v] notional amount] of this certificate is set forth above.] [the certificate principal balance hereof will be reduced to the extent of distributions allocable to principal and any realized losses allocable hereto.]

         This certificate is one of a duly authorized issue of certificates issued in several classes designated as mortgage pass-through certificates of the series specified hereon (herein collectively called the "certificates").

         The certificates are limited in right of payment to certain collections and recoveries respecting the mortgage loans, all as more specifically set forth herein and in the agreement. In the event master servicer funds are advanced with respect to any mortgage loan, such advance is reimbursable to the master servicer, to the extent provided in the agreement, from related recoveries on such mortgage loan or from other cash that would have been distributable to certificateholders.

         As provided in the agreement, withdrawals from the custodial account and/or the certificate account created for the benefit of certificateholders may be made by the master servicer from time to time for purposes other than distributions to certificateholders, such purposes including without limitation reimbursement to the company and the master servicer of advances made, or certain expenses incurred, by either of them.

         The agreement permits, with certain exceptions therein provided, the amendment of the agreement and the modification of the rights and obligations of the company, the master servicer and the trustee and the rights of the certificateholders under the agreement at any time by the company, the master servicer and the trustee with the consent of the holders of certificates evidencing in the aggregate not less than 66% of the percentage interests of each class of certificates affected thereby. Any such consent by the holder of this certificate shall be conclusive and binding on such holder and upon all future holders of this certificate and of any certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the certificate. The agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the certificates and, in certain additional circumstances, without the consent of the holders of certain classes of certificates. As provided in the agreement and subject to certain limitations therein set forth, the transfer of this certificate is registrable in the certificate register upon surrender of this certificate for registration of transfer at the offices or agencies appointed by the trustee in the city and state of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the trustee and the certificate registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

         The certificates are issuable only as registered certificates without coupons in classes and in denominations specified in the agreement. As provided in the agreement and subject to certain limitations therein set forth, certificates are exchangeable for new certificates of authorized denominations evidencing the same Class and aggregate percentage interest, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The company, the master servicer, the trustee and the certificate registrar and any agent of the company, the master servicer, the trustee or the certificate registrar may treat the person in whose name this certificate is registered as the owner hereof for all purposes, and neither the company, the master servicer, the trustee nor any such agent shall be affected by notice to the contrary.

         This certificate shall be governed by and construed in accordance with the laws of the state of New York.

         The obligations created by the agreement in respect of the certificates and the trust fund created thereby shall terminate upon the payment to certificateholders of all amounts held by or on behalf of the trustee and required to be paid to them pursuant to the agreement following the earlier of
(i) the maturity or other liquidation of the last mortgage loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any mortgage loan and (ii) the purchase by the master servicer from the trust fund of all remaining mortgage loans and all property acquired in respect of such mortgage loans, thereby effecting early retirement of the certificates. The agreement permits, but does not require, the master servicer to (i) purchase at a price determined as provided in the agreement all remaining mortgage loans and all property acquired in respect of any mortgage loan or (ii) purchase in whole, but not in part, all of the certificates from the holders thereof; provided, that any such option may only be exercised if the pool stated principal balance of the mortgage loans as of the distribution date upon which the proceeds of any such purchase are distributed is less than ten percent of the cut-off date principal balance of the mortgage loans.

         Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the certificate registrar, by manual signature, this certificate shall not be entitled to any benefit under the agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the trustee has caused this certificate to be duly executed.

Dated:________________                   [TRUSTEE],
                                         as Trustee

                                         By:
                                            ------------------------------------
                                         Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                           [TRUSTEE],
                                           as Certificate Registrar

                                           By:
                                              ----------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:__________________________

Dated:
      ---------------------        ----------------------------------------
                                   Signature by or on behalf of assignor


                                   ----------------------------------------
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT B

                                            FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997),
AND PTE 2000-58,  65 FED. REG. 67765  (NOVEMBER 13, 2000),  AND PTE 2002-41,  67
FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR
(C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE
(C), A "COMPLYING INSURANCE COMPANY").

         IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.



Certificate No. [____]                                    [____]% Pass-Through Rate
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement and               Principal Balance of the Class M Certificates:
Cut-off Date:                                             $_______________
[--------------]
First Distribution Date:                                  Initial Certificate Principal Balance of this
[______________]                                          Certificate:
                                                          $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[--------------]                                          [--------------]


                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES ________

                  evidencing a percentage interest in any distributions allocable to the Class M-___ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and

Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-___ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the

Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the trustee has caused this certificate to be duly executed.

Dated:________________                    [TRUSTEE],
                                          as Trustee

                                          By:
                                             -----------------------------------
                                          Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M- ] Certificates referred to in the within-mentioned Agreement.

                                           [TRUSTEE],
                                           as Certificate Registrar

                                           By:
                                              ----------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:__________________________

Dated:
      ---------------------        ----------------------------------------
                                   Signature by or on behalf of assignor


                                   ---------------------------------------
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT C

                                            FORM OF CLASS B CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.




Certificate No. [____]                                    [____]% Pass-Through Rate
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement and               Principal Balance of the Class B-___
Cut-off Date:                                             Certificates as of the Cut-off Date: $________
[--------------]
First Distribution Date:                                  Initial Certificate Principal Balance of this
[______________]                                          Certificate:
                                                          $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[--------------]                                          [--------------]



                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage interest in any distributions allocable to the Class B-___ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard

Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended

("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the trustee has caused this certificate to be duly executed.

Dated:________________                   [TRUSTEE],
                                         as Trustee

                                         By:
                                            ------------------------------------
                                         Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-___ Certificates referred to in the within-mentioned Agreement.

                                          [TRUSTEE],
                                          as Certificate Registrar

                                          By:
                                             -----------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:__________________________

Dated:
      ---------------------        ----------------------------------------
                                   Signature by or on behalf of assignor


                                   ----------------------------------------
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                                    [____]% Pass-Through Rate
Class [R-___] Senior
Date of Pooling and Servicing Agreement and               Aggregate Initial Certificate Principal Balance
Cut-off Date:                                             of the Class R-___ Certificates: $100.00
[--------------]
First Distribution Date:                                  Initial Certificate Principal Balance of this
[______________]                                          Certificate:
                                                          $[--------------]
Master Servicer:                                          Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[--------------]                                          [--------------]



                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                                  SERIES _______

                  evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard

Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No transfer of this Class R[-__] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the trustee has caused this certificate to be duly executed.

Dated:________________                   [TRUSTEE],
                                         as Trustee

                                         By:
                                            ------------------------------------
                                         Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                           [TRUSTEE],
                                           as Certificate Registrar

                                           By:
                                              ----------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:__________________________

Dated:
      ---------------------        ----------------------------------------
                                   Signature by or on behalf of assignor


                                   ----------------------------------------
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT E

                                         FORM OF SELLER/SERVICER CONTRACT

         This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of _____________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1. INCORPORATION OF GUIDES BY REFERENCE.

         The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.       AMENDMENTS.

         This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3. REPRESENTATIONS AND WARRANTIES.

         a. Reciprocal Representations and Warranties.

         The   Seller/Servicer  and  Residential  Funding  each  represents  and warrants to the other that as of the date of this Contract:

                  (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

                  (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

                  (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

                  (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

         b. Seller/Servicer's Representations, Warranties and Covenants.

                  In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4. REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6. PRIOR AGREEMENTS SUPERSEDED.

         This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       ASSIGNMENT.

         This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:





         Attention:
         Telefacsimile Number: (_____) _____-_________


9. JURISDICTION AND VENUE.

         Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.


ATTEST:                                        SELLER/SERVICER
[Corporate Seal]


                                                       (Name of Seller/Servicer)
By:                                                    By:
   -----------------------------------------
                 (Signature) (Signature) By: By:
                (Typed Name)                                 (Typed Name)
Title:                                                 Title:
      --------------------------------------

============================================ ========= =========================

ATTEST:                                        RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]
By:                                                    By:
   -----------------------------------------
                 (Signature) (Signature) By: By:
                (Typed Name)                                   (Typed Name)
Title:                                                 Title:
      --------------------------------------                 -------------------

                                                     EXHIBIT F

                                           FORMS OF REQUEST FOR RELEASE


DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:        (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:        [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                 [ ] Assignment(s) of Mortgage or Deed of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:

Name:
Title:
Date:

                                                    EXHIBIT G-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                           [NAME OF  OFFICER],  being first duly sworn,  deposes
and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is either (i) a citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

         7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ____________.

         11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

         12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

         14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15. (a) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

                  (b) The Purchaser will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                       [NAME OF OWNER]

                                       By:
                                          --------------------------------------
                                       [Name of Officer]
                                       [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.


                           NOTARY PUBLIC

                           COUNTY OF
                                     ---------------------------------

                           STATE OF
                                    ----------------------------------

                           My Commission expires the ____ day of
                           _____, 20__ .

                                                     EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

   The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
   The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
   Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
   Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
   The accuracy of the estimated burden associated with the collection of information (see below);
   How the quality, utility, and clarity of the information to be collected may be enhanced;
   How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
   Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
   An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
   The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
   Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

   This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
   Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
   Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
   The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
   The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
   In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *

                                                    EXHIBIT G-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              __________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series _______

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, Class R[-__]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _____________________ (the "Seller") to _____________________(the "Purchaser")
of $______________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class R[-__] (the "Certificates"), pursuant to Section 5.02 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R[-__] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes Associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                        Very truly yours,


                                        (Seller)


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                                     EXHIBIT H

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                    ______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series ________

                  RE:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B-]

Ladies and Gentlemen:

         _________________-   (the   "Purchaser")   intends  to  purchase   from
_________________ (the "Seller") $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and _____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

         1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

         2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

         3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

         4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

         5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

         6. The Purchaser

         (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person

(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

         (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

         (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a), (b) or (c) above.

                                            Very truly yours,



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                                     EXHIBIT I

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              _________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B-]

Ladies and Gentlemen:

         In connection with the sale by ____________________ (the "Seller") to ____________________ (the "Purchaser") of __________________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        (Seller)



                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                 Description of Rule 144A Securities, including
                                    numbers:


         --------------------------------------------------------------


         --------------------------------------------------------------


         --------------------------------------------------------------


         --------------------------------------------------------------


         The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (the "Agreement") among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________, as trustee, as follows:

                  (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  (c)  The  Buyer  has  been  furnished  with  all   information
         regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                  (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

                  (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under

         ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. ]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller              Print Name of Buyer


By:                               By:
   -----------------------------     ---------------------------------
Name:                             Name:
Title:                            Title:
Taxpayer Identification           Taxpayer Identification:
No.                               No:
    ----------------------------     ---------------------------------
Date:                             Date:
      --------------------------        ------------------------------

                              ANNEX 1 TO EXHIBIT J

               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
                144A [For Buyers Other Than Registered Investment
                                   Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                    Will the Buyer be purchasing the Rule 144A
Yes               No                Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                       ----------------------------------
                                    Name:
                                    Title:

                                    Date:
                                          -------------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                  Print Name of Buyer

                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:

                                  IF AN ADVISOR:


                                  Print Name of Buyer

                                  Date:
                                        -------------------------------------

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII
             Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

         (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

         (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

         (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

         (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

         (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master

Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

         Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]
                                LIMITED GUARANTY
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                       Mortgage Pass-Through Certificates
                                 Series ________

                               ___________, 20____


[Trustee]

Attention: Residential Funding Corporation Series ________
Ladies and Gentlemen:

     WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential
Funding and __________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Pass-Through Certificates, Series ________ (the "Certificates"); and

         WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

         WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

         NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

         1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

         (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

         2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

         3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

         4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

         5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

         6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

         7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

         8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                      GENERAL MOTORS ACCEPTANCE
                                      CORPORATION

                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

Acknowledged by:
[Trustee], as Trustee

By:
   ---------------------------------
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:
   ---------------------------------
Name:
Title:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                             _____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

                  Re: Mortgage Pass-Through Certificates, Series ________ Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection with the assignment by ___________ (the "Trustee") to _____________________ (the "Lender") of
__________________(the "Mortgage Loan") pursuant to Section 3.13(d) of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.

                                     Very truly yours,



                                     (Lender)


                                     By:
                                        -----------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                     [Date]

Bank One, National Association
1 Bank One Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126

                  Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series [________]

         Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

         1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

         [2.      Repeat as appropriate.]

         The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

         The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of _______, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Bank One National Association, as trustee.

                                          RESIDENTIAL FUNDING CORPORATION


                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:

                                                     EXHIBIT O

                                           FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and Bank One, National Association (the "Trustee");

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

         5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The  undersigned,   a  Responsible   Officer  of  Bank  One,   National
Association (the "Trustee") certifies that:

         1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and Trustee in accordance with the standards set forth therein.

         2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(f)(I) of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___


                                           Name:_____________________________
                                           Title:

                                    EXHIBIT Q

         INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING
             AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan